UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

•	Harbor Domestic Equity Funds’ 2011 Semi-Annual Report
•	Harbor International & Global Funds’ 2011 Semi-Annual Report
•	Harbor Strategic Markets Funds’ 2011 Semi-Annual Report
•	Harbor Fixed Income Funds’ 2011 Semi-Annual Report
•	Harbor Target Retirement Funds’ 2011 Semi-Annual Report

Semi-Annual Report

April 30, 2011

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

Harbor Small Company Value Fund	HASMX	HRSMX	HISMX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2011
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	15.42%	15.27%	15.21%
Harbor Mid Cap Growth Fund	26.34	26.10	26.11
Harbor Small Cap Growth Fund	25.09	24.88	24.83
VALUE FUNDS
Harbor Large Cap Value Fund	15.20%	14.92%	14.89%
Harbor Mid Cap Value Fund	18.89	18.80	18.77
Harbor Small Cap Value Fund	23.73	23.52	23.43
Harbor Small Company Value Fund	14.86	14.49	14.50

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2011
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	16.36
Russell 1000® Growth; large cap, domestic equity	16.96
Russell Midcap® Growth; domestic equity	22.62
Russell 2000® Growth; small cap, domestic equity	27.07
Russell 1000® Value; large cap, domestic equity	17.29
Russell Midcap® Value; domestic equity	18.95
Russell 2000® Value; small cap, domestic equity	20.31

1

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2007*	2008*	2009*	2010*	2011[b]
GROWTH FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.67%	0.69%	0.68%	0.66%	1.03%
Administrative Class	0.92	0.92	0.94	0.93	0.91	1.30
Investor Class	1.04	1.05	1.06	1.05	1.03	1.34
Harbor Mid Cap Growth Fund
Institutional Class	0.89%	0.87%	0.90%	0.87%	0.84%	1.08%
Administrative Class	1.14	1.12	1.15	1.12	1.09	1.37
Investor Class	1.27	1.25	1.26	1.24	1.21	1.39
Harbor Small Cap Growth Fund
Institutional Class	0.82%	0.84%	0.88%	0.85%	0.83%	1.24%
Administrative Class	1.07	1.09	1.13	1.10	1.08	1.53
Investor Class	1.20	1.21	1.25	1.22	1.20	1.58
VALUE FUNDS
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.71%	0.68%	0.68%	0.94%
Administrative Class	0.93	0.93	0.96	0.93	0.93	1.26
Investor Class	1.06	1.05	1.07	1.07	1.05	1.31
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.98%	0.95%	0.95%	1.02%
Administrative Class	1.19	1.20	1.23	1.20	1.20	1.32
Investor Class	1.33	1.32	1.35	1.32	1.32	1.35
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.84%	0.87%	0.85%	0.83%	1.15%
Administrative Class	1.08	1.09	1.12	1.10	1.08	1.46
Investor Class	1.21	1.22	1.24	1.22	1.20	1.49
Harbor Small Company Value Fund
Institutional Class	0.95%[a]	0.95%	0.95%	0.95%	0.95%	1.15%
Administrative Class	1.20 [a]	1.20	1.20	1.20	1.20	1.46
Investor Class	1.33 [a]	1.32	1.32	1.32	1.32	1.49

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period May 1, 2007 (inception) through October 31, 2007.
b	Unaudited annualized figure for the six-month period ended April 30, 2011.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. stocks had a very strong first half of fiscal 2011. The domestic equity markets reacted favorably to the encouraging signs of economic recovery, which outweighed the political uncertainties in the Middle East and Northern Africa, the tragic earthquake and tsunami in Japan and the lack of progress on the budget in Washington. The Russell 3000® Index, a broad measure of the U.S. equities market, had a return of 17.65% for the six months ending April 30, highlighting the broad strength in the domestic equity markets. Small cap stocks recorded the highest returns, followed by mid caps and large caps. Growth stocks outperformed value in small cap and mid cap, while large cap value stocks slightly outpaced large cap growth.

Harbor Domestic Equity Funds

Two of the seven Harbor domestic equity funds performed particularly well in the fiscal first half. The Harbor Mid Cap Growth Fund returned 26.34% (Institutional Class) and outperformed its Russell 2000® Growth Index benchmark by 372 basis points, or 3.72 percentage points. The Harbor Small Cap Value Fund had a return of 23.73% (Institutional Class) and beat its benchmark, the Russell 2000® Value Index, by 342 basis points.

The five remaining Harbor domestic equity funds did not meet their respective benchmarks in the fiscal first half. While it is disappointing whenever a fund fails to perform as well as its benchmark over the longer term, it is not uncommon for a fund to underperform in the short term, even in a strong market. We always encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2011
	Unannualized		Annualized
	6 Months	1 Year	5 Years	10 Years	30 Years
Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%	18.39%	3.68%	4.11%	10.86%
S&P 500 Index (large cap stocks)	16.36	17.22	2.95	2.82	11.06
Russell Midcap® Index (mid cap stocks)	20.67	23.36	5.14	7.95	12.53
Russell 2000® Index (small cap stocks)	23.73	22.20	3.89	7.34	10.03
Russell 3000® Growth Index	17.77	21.62	5.05	2.38	9.69
Russell 3000® Value Index	17.53	15.17	1.47	4.63	11.71

International & Global
MSCI EAFE (ND) Index (foreign stocks)	12.71%	19.18%	1.54%	5.29%	9.47%
MSCI World (ND) Index (global stocks)	14.75	18.25	2.32	3.90	9.56
MSCI EM Index (emerging markets)	9.74	20.67	9.85	16.58	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	1.92%	7.06%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.11%	13.34%	9.21%	8.72%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	0.02	5.36	6.33	5.74	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.09	0.17	2.16	2.19	5.47

International Equity, Strategic Markets, and Fixed Income

International and global stocks recorded solid returns for the first half of fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets returned 12.71%. (All international and global returns are in U.S. dollars.) For U.S.-based investors, a weakening U.S. dollar gave a strong boost to the returns of foreign equities and contributed over 5% to the total return for the index. The MSCI All Country World Index recorded a return of 14.06%.

Commodities moved sharply higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 19.19%. Fixed income markets recorded modest returns amid concerns over the threat of longer-term inflation. The broad taxable investment-grade bond market was virtually unchanged, posting a return of 0.02%. The high-yield market returned 6.11%, reflecting a willingness by investors to assume added risk in return for incremental yield. Money market investments again produced only slightly positive returns as the Federal Reserve held short-term rates at near-zero levels.

3

New Harbor Funds

Harbor has added three new mutual funds to its lineup since the start of fiscal 2011.

•

The Harbor Flexible Capital Fund invests primarily in equities and other securities selected for long-term growth potential. The Fund may invest in securities of small, mid or large cap companies throughout the world. The Portfolio Manager is A. Douglas Rao, a Portfolio Manager and Senior Analyst at Marsico Capital Management, LLC. Marsico also manages the Harbor International Growth Fund and the Harbor Global Growth Fund.

•

The Harbor Convertible Securities Fund invests primarily in a portfolio of convertible bonds, with a focus on corporate issuers rated below investment grade. The Portfolio Manager is Raymond F. Condon, a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. Shenkman also manages the Harbor High-Yield Bond Fund.

•

The Harbor Emerging Markets Debt Fund invests primarily in fixed income securities that are tied economically to emerging markets countries. The Fund will invest in U.S. dollar and non-U.S. denominated fixed income securities. The Fund has a team of Portfolio Managers including Peter J. Wilby, Chief Investment Officer of Stone Harbor Investment Partners LP, along with Stone Harbor Portfolio Managers Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David A. Oliver, and Christopher M. Wilder.

The Harbor Flexible Capital Fund began operations March 1, 2011, while the Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund were introduced effective May 1, 2011. As always, investors should read a fund’s prospectus carefully before investing.

Investing for the Long-Term

At the start of the fiscal second half, optimism about the economic recovery in the United States and around the world began to fade and equity markets gave up most of the gains of the 2011 calendar year. Slower than expected growth, stubbornly high unemployment, concern about Greece and other countries with excessive debt and the continuing budget difficulties in Washington were all factors in the declining equity markets.

Market swings are common. Even the most experienced investors cannot predict short-term market movements on a consistent basis. We encourage investors to take a long-term perspective when investing and to maintain a diversified asset allocation. A diversified portfolio of stocks, bonds, and cash, that reflects your tolerance for risk, should help you reach your financial goals over the longer term. Harbor Funds offers a number of equity, strategic markets, and fixed income funds to help investors develop an asset allocation plan to meet their investment objectives.

Thank you for your investment in Harbor Funds.

June 23, 2011

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

Economic recovery in the U.S., sustained by job growth and rising wages, spurred a strong advance in the equity market in the six months ended April 30, 2011. U.S. midterm elections in November altered the political landscape and paved the way for an extension of Bush-era tax rates as well as additional incentives to stimulate the economy. A second program of bond purchases underlined the Federal Reserve’s commitment to maintain sufficient liquidity in the financial system to facilitate credit growth and business expansion.

Strong commodity prices reflected continued demand in developing economies and rising expectations that inflation would reemerge. Developing economies continued to be the primary engine of global growth. China tightened its monetary policy to stem a surge in real estate prices, and Chinese food inflation persisted at a high rate. European sovereign debt issues continued, with further debt-rating downgrades of the weakest countries.

In March, a devastating earthquake and tsunami in Japan followed hard on the heels of political turmoil across much of the Middle East. Rising energy prices posed an increasing threat to economic expansion, while the extent of damage to Japan’s power generation and transmission infrastructure remained unclear, making it difficult to assess the impact on industrial production.

PERFORMANCE

The Harbor Capital Appreciation Fund advanced 15.42% (Institutional Class), 15.27% (Administrative Class), and 15.21% (Investor Class) for the six months ended April 30, 2011. The Fund underperformed the Russell 1000® Growth benchmark, which rose 16.96%. Every sector in the benchmark rose, with gains in the Industrials and Utilities sectors exceeding 20%.

Information Technology holdings contributed the most to Fund returns, as Altera, Baidu, Qualcomm, and VMware posted strong gains. Altera’s gains reflected growing end markets and increasing market share. The company develops high-density programmable logic devices (PLDs), which are less expensive and more quickly implemented alternatives to custom-designed integrated circuits. Baidu is the world’s dominant Chinese-language Internet search engine. We believe the Chinese search market is still in its early growth stage and we like Baidu’s execution and exploration of long-term monetization opportunities. Qualcomm is the primary inventor and patent holder of one of the primary wireless communication standards. We believe it is positioned to benefit from market share gains, strong momentum from the sale of Android smartphones, new opportunities in tablets, improving chipset profit margins, and stabilizing handset selling prices. Cloud-computing pioneer VMware used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized.

In the Consumer Discretionary sector, Amazon.com’s strong earnings reflected market share gains and an ongoing secular shift toward e-commerce. Disney, with what we consider one of the media sector’s most balanced and best positioned portfolios, reported solid financial results, as well. Polo Ralph Lauren benefited from significant growth opportunities in Europe and Asia, in categories such as accessories and shoes, and in the online channel.

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	4.7%
Amazon.com Inc.	4.0%
Schlumberger Ltd.	3.6%
International Business Machines Corporation	3.2%
Oracle Corp.	3.1%
Occidental Petroleum Corporation	2.7%
Google Inc.	2.3%
Walt Disney Company	2.2%
MasterCard Inc.	2.0%
Precision Castparts Corp.	2.0%

Whole Foods Market, the world’s largest natural foods retailer, was a notable performer in Consumer Staples. It reported better-than-projected earnings on strong sales, solid operating margins, and continued capital discipline.

An underweighted stance in Energy was detrimental to Fund returns, although one holding in the sector, oil services company Schlumberger, was a strong positive contributor. We believe Schlumberger is positioned to benefit from an oil-directed spending recovery internationally over the next several years. Stock selection and an underweighted position hurt performance relative to the benchmark in Industrials, where Quanta Services fell on lower-than-anticipated revenue and earnings guidance.

Health Care holdings also detracted from relative returns, as declines in Celgene and Teva Pharmaceutical tempered a strong gain by Agilent Technologies. Celgene declined on uncertainties concerning Revlimid, its drug for treating multiple myeloma, a type of blood cancer. Generic drug company Teva reported relatively tepid earnings and offered below-consensus guidance. Agilent climbed on upbeat revenue and operating-margin guidance. The world’s biggest maker of scientific-testing equipment, Agilent provides core bio-analytical and electronic-measurement solutions to the communications, electronics, life sciences, and chemical analysis industries.

Financials holdings, including Goldman Sachs, detracted from returns, reflecting in part the portfolio’s exposure to businesses most likely to be affected by new financial regulation. Information Technology position Visa was likewise hampered by uncertainty related to the potential effects of increased financial regulation.

OUTLOOK AND STRATEGY

Markets look resilient in the face of current uncertainties, in our view. The corporate landscape continues to feature a healthy mix of expanding revenue, profit growth, and renewed demands for labor. Consumers are benefiting as more people are working and wages are expanding. With the pace of gains continuing to strengthen, we believe prospects for the equity market remain favorable.

Concerns about inflation in raw materials and commodity prices lean against these factors, however, and interest rates appear to be heading higher. In the near term, rising oil and gasoline prices pose a threat. Their effect on consumer spending has been modest so far, but consumers may be forced to retrench at some point. Troubles in the Middle East may continue to affect sentiment and activity.

Industrial production is tightly integrated around the globe, and Japan is a major supply source for many automobile components and electronics. Although the effects of the disaster remain unclear, supply issues are bound to occur as the power infrastructure is evaluated and damaged facilities are gradually brought back on line. Many companies have moved quickly to establish secondary sources of supply, where possible, in case the power situation proves to be chronic.

Despite increased market volatility, investors appear confident that global expansion will continue. Given this favorable growth outlook, we believe equity valuations remain modest both by historical standards and on a relative basis. We like the prospects for companies held in the Fund under an economic growth scenario; we estimate that aggregate Fund earnings will grow more than 20% in calendar 2011, surpassing the projected earnings growth of both the Russell 1000® Growth and S&P 500 indices.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.66%[a,b]

Total Net Assets (000s)	$10,765,054

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.91%[a,b]

Total Net Assets (000s)	$480,957

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.03%[a,b]

Total Net Assets (000s)	$750,218

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$70,550		$78,331

Price/Earning Ratio (P/E)	25.7x		20.0x

Price/Book Ratio (P/B)	4.2x		4.1x

Beta vs. Russell 1000® Growth Index	0.93		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	33%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Capital Appreciation Fund
Institutional Class	15.42%	17.58%	4.29%	2.34%	12/29/1987	$63,011
Comparative Indices
Russell 1000® Growth	16.96%	20.87%	5.06%	2.11%	—	$61,597
S&P 500	16.36%	17.22%	2.95%	2.82%	—	$66,053

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Capital Appreciation Fund
Administrative Class	15.27%	17.27%	4.03%	7.94%	11/01/2002	$19,142
Investor Class	15.21%	17.12%	3.90%	7.75%	11/01/2002	$18,858
Comparative Indices
Russell 1000® Growth	16.96%	20.87%	5.06%	7.69%	—	$18,774
S&P 500	16.36%	17.22%	2.95%	7.32%	—	$18,221

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.68% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.5%)

COMMON STOCKS—99.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.3%
2,504,521	Boeing Company	$199,811
1,542,892	Precision Castparts Corp.	238,408
2,167,957	United Technologies Corporation	194,205

		632,424

AIR FREIGHT & LOGISTICS—1.4%
996,575	Expeditors International of Washington Inc.	54,084
1,510,130	United Parcel Service Inc.	113,215

		167,299

COMMON STOCKS—Continued

Shares		Value (000s)

AUTO COMPONENTS—1.0%
1,550,570	BorgWarner Inc.*	$119,766

AUTOMOBILES—1.2%
1,499,044	Bayerische Motoren Werke AG (GER)	141,367

BIOTECHNOLOGY—2.6%
354,761	Alexion Pharmaceuticals Inc.*	34,373
3,154,945	Celgene Corporation*	185,763
1,749,174	Vertex Pharmaceuticals Inc.*	96,239

		316,375

CAPITAL MARKETS—2.4%
7,074,451	Charles Schwab Corporation	129,533
1,055,793	Goldman Sachs Group Inc.	159,435

		288,968

CHEMICALS—3.5%
3,127,060	E.l. du Pont de Nemours & Company	177,586
3,500,489	Monsanto Company	238,173

		415,759

COMMUNICATIONS EQUIPMENT—3.5%
5,182,063	Juniper Networks Inc.*	198,629
3,936,284	Qualcomm Inc.	223,738

		422,367

COMPUTERS & PERIPHERALS—7.8%
1,636,934	Apple Inc.*	570,030
7,493,299	EMC Corp.*	212,360
2,952,538	NetApp Inc.*	153,473

		935,863

CONSUMER FINANCE—1.6%
3,993,833	American Express Co.	196,017

ENERGY EQUIPMENT & SERVICES—3.6%
4,838,373	Schlumberger Ltd.	434,244

FOOD & STAPLES RETAILING—2.9%
2,244,590	Costco Wholesale Corporation	181,632
2,657,689	Whole Foods Market Inc.	166,797

		348,429

FOOD PRODUCTS—1.1%
1,954,000	Mead Johnson Nutrition Company	130,684

HEALTH CARE PROVIDERS & SERVICES—1.8%
3,845,671	Express Scripts Inc.*	218,203

HOTELS, RESTAURANTS & LEISURE—4.0%
496,903	Chipotle Mexican Grill Inc.*	132,569
4,317,880	Marriott International Inc.	152,421
5,353,821	Starbucks Corp.	193,755

		478,745

INTERNET & CATALOG RETAIL—4.8%
2,466,324	Amazon.com Inc.*	484,633
163,095	Priceline.com Inc.*	89,214

		573,847

INTERNET SOFTWARE & SERVICES—5.5%
1,497,062	Baidu Inc. ADR (CHN)*[1]	222,344
512,183	Google Inc.*	278,679
1,509,939	Mail.ru Group Ltd. GDR (RUS)*[2]	46,002
3,635,238	Tencent Holdings Ltd. (CHN)	103,914
92,668	Youku.com Inc. ADR (CHN)*[1]	5,478

		656,417

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—6.2%
1,498,589	Congnizant Technology Solutions Corporation*	$124,233
2,207,893	International Business Machines Corporation	376,622
882,038	MasterCard Inc.	243,346

		744,201

LIFE SCIENCES TOOLS & SERVICES—2.8%
3,694,981	Agilent Technologies Inc.*	184,417
2,054,682	Illuminia Inc.*	145,841

		330,258

MACHINERY—2.9%
1,740,277	Deere & Co.	169,677
3,535,265	Ingersoll-Rand plc	178,531

		348,208

MEDIA—2.2%
6,005,602	Walt Disney Company	258,841

OIL, GAS & CONSUMABLE FUELS—2.7%
2,805,294	Occidental Petroleum Corporation	320,617

PERSONAL PRODUCTS—1.2%
1,506,357	Estée Lauder Companies Inc.	146,117

PHARMACEUTICALS—5.2%
2,150,290	Allergan Inc.	171,077
943,503	Novo Nordisk AS ADR (DEN)[1]	120,193
6,442,471	Pfizer Inc.	135,034
2,115,254	Shire plc ADR (IE)[1]	197,163

		623,467

ROAD & RAIL—1.0%
1,218,277	Union Pacific Corporation	126,055

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.5%
2,429,328	Altera Corp.	118,308
1,123,427	ARM Holdings plc ADR (UK)[1]	35,343
4,006,972	Atmel Corporation*	61,307
2,505,881	Avago Technologies Ltd.	83,847
3,387,568	Broadcom Corporation	119,174

		417,979

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—7.9%
10,222,687	Oracle Corp.	$368,528
2,674,326	Red Hat Inc.*	126,950
1,588,708	Salesforce.com Inc.*	220,195
987,830	SuccessFactors Inc.*	34,248
2,080,578	VMware Inc.*	198,550

		948,471

SPECIALTY RETAIL—2.6%
2,357,339	Bed Bath & Beyond Inc.*	132,294
1,923,369	Tiffany & Co.	133,559
1,636,823	Urban Outfitters Inc.*	51,494

		317,347

TEXTILES, APPAREL & LUXURY GOODS—6.0%
4,328,339	Burberry Group plc (UK)	93,626
2,491,415	Coach Inc.	149,011
413,580	LVMH Moet Hennessy Louis Vuitton SA (FR)	74,275
2,684,654	Nike Inc.	221,001
1,419,455	Polo Ralph Lauren Corporation	185,622

		723,535

WIRELESS TELECOMMUNICATION SERVICES—1.3%
3,046,985	American Tower Corporation*	159,388

TOTAL COMMON STOCKS (Cost $8,602,775)		11,941,258

SHORT-TERM INVESTMENTS—0.4%
(Cost $42,743)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$42,743	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $43,601)	42,743

TOTAL INVESTMENTS—99.9% (Cost $8,645,518)		11,984,001

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		12,228

TOTAL NET ASSETS—100.0%		$11,996,229

FAIR VALUE MEASUREMENTS

Holdings in Internet Software & Services category valued at $46,002 and Repurchase Agreements valued at $42,743 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

CHN	China.

DEN	Denmark.

FR	France.

GER	Germany.

IE	Ireland.

RUS	Russia.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGERS

Michael T. Carmen, CFA, CPA

Since 2005

Mario E. Abularach,

CFA

Since 2006

Stephen Mortimer

Since 2010

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

Market Review

Global equities continued their ascent in the final months of calendar 2010, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. Growing optimism about the global economy and a much-improved level of global liquidity outweighed investors’ concerns over sovereign debt troubles in Europe. In the first few months of 2011, markets continued their positive direction despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Fears of a global economic slowdown due to Japanese supply disruptions and concerns about heightened geopolitical risk were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy.

In this environment, the Russell Midcap® Growth Index recorded a return of 22.62%. Within the index, all 10 sectors posted positive returns. Energy, Health Care, and Industrials were the strongest-performing sectors, while Telecommunication Services lagged.

Performance

For the six months ended April 30, 2011, the Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 26.34% (Institutional Class), 26.10% (Administrative Class), and 26.11% (Investor Class), compared with the 22.62% return of the benchmark.

Outperformance was the result of strong stock selection, while sector allocation, which is a residual of the bottom-up stock selection process, modestly detracted from relative results. Selection was strongest in the Information Technology and Consumer Staples sectors and weakest in Industrials and Financials. An above-index allocation to the Information Technology sector and underweighted exposure to Energy hurt relative results.

Consumer Staples holding Green Mountain Coffee Roasters was the largest contributor to the Fund’s absolute and relative performance. Shares of this specialty coffee and brewing systems company soared after the company announced it had formed a strategic relationship with Starbucks and Tazo Tea. Information Technology holding Polycom was also a significant driver of both relative and absolute results. Results of this voice and videoconferencing equipment and services company exceeded market expectations, with broad-based bookings momentum and revenue growth across major geographies and product categories. A leader in session network solutions for the delivery of interactive communications, Acme Packet (in the Information Technology sector), and mattress maker Tempur-Pedic (Consumer Discretionary) were also among the top contributors to both relative and absolute results.

Information Technology holding Broadcom was the largest detractor from relative results. Shares of this provider of semiconductors for wired and wireless communications underperformed after the company issued higher first-quarter operating-expense guidance and slightly disappointing revenue guidance. Consumer Discretionary holding DreamWorks Animation was another significant detractor from relative and absolute performance. The animated feature film company had weak stock performance, driven by

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Green Mountain Coffee Roasters Inc.	2.7%
Edwards Lifesciences Corp.	1.7%
Skyworks Solutions Inc.	1.7%
Polycom Inc.	1.6%
Gen-Probe Inc.	1.5%
Tempur Pedic International Inc.	1.5%
Catalyst Health Solutions Inc.	1.3%
Hanesbrands Inc.	1.3%
Hologic Inc.	1.3%
Priceline.com Inc.	1.3%

poor ticket sales for its new release “Megamind,” as well as weak DVD sales. Also among the top detractors from relative and absolute results were Information Technology names GSI Commerce, an e-commerce and interactive marketing services provider, and Sanmina SCI, a global provider of integrated electronics manufacturing services, as well as airline operator JetBlue Airways, a holding in the Industrials sector.

Outlook and Strategy

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increased exposure to the Consumer Discretionary sector, the Fund’s largest overweight sector as of April 30, along with Information Technology. Materials and Financials were the Fund’s largest relative underweight sector exposures. We increased our Energy sector exposure to approximately market weight during the last six months.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Expense Ratio	0.84%[a]

Total Net Assets (000s)	$405,483

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Expense Ratio	1.09%[a]

Total Net Assets (000s)	$383,793

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Expense Ratio	1.21%[a]

Total Net Assets (000s)	$45,055

a	Annualized.
b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$5,473		$7,288

Price/Earning Ratio (P/E)	28.0x		23.6x

Price/Book Ratio (P/B)	3.2x		3.9x

Beta vs. Russell Midcap® Growth Index	0.94		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	59%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

13

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Mid Cap Growth Fund
Institutional Class	26.34%	28.15%	6.05%	4.10%	11/01/2000	$74,737
Comparative Index
Russell Midcap® Growth	22.62%	27.40%	5.59%	5.68%	—	$86,893

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Mid Cap Growth Fund
Administrative Class	26.10%	27.92%	5.79%	12.83%	11/01/2002	$27,884
Investor Class	26.11%	27.78%	5.65%	12.69%	11/01/2002	$27,586
Comparative Index
Russell Midcap® Growth	22.62%	27.40%	5.59%	12.17%	—	$26,548

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

14

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.9%)

COMMON STOCKS—99.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.0%
279,000	DigitalGlobe Inc.*	$8,091

AIR FREIGHT & LOGISTICS—1.0%
156,100	Expeditors International of Washington Inc.	8,472

AUTO COMPONENTS—0.9%
236,100	Gentex Corporation	7,402

AUTOMOBILES—1.0%
256,634	Thor Industries Inc.	7,958

BIOTECHNOLOGY—0.5%
117,200	Amylin Pharmaceuticals Inc.*	1,559
48,630	Regeneron Pharmaceuticals Inc.*	2,485

		4,044

CAPITAL MARKETS—2.2%
231,300	Invesco Ltd.	5,753
332,034	Justice Holdings Ltd. (UK)*	5,496
26,100	LPL Investment Holdings Inc.*	957
271,700	SEI Investments Company	6,067

		18,273

CHEMICALS—1.9%
52,300	CF Industries Holdings Inc.	7,403
248,000	Methanex Corporation (CAN)	8,006

		15,409

COMMERCIAL SERVICES & SUPPLIES—1.3%
225,720	Corrections Corp. of America*	5,618
200,000	The GEO Group Inc.*	5,336

		10,954

COMMUNICATIONS EQUIPMENT—6.3%
1,472,000	AAC Acoustic Technologies Holdings Inc. (HK)	3,867
118,800	Acme Packet Inc.*	9,814
238,900	ADTRAN Inc.	9,859
271,810	Aruba Networks Inc.*	9,766
208,100	Finisar Corporation*	5,846
222,300	Polycom Inc.*	13,300

		52,452

CONSTRUCTION & ENGINEERING—2.7%
373,500	AECOM Technology Corporation*	10,182
77,200	Fluor Corp.	5,399
203,400	Foster Wheeler AG*	7,235

		22,816

DISTRIBUTORS—0.8%
277,600	LKQ Corp.*	7,001

DIVERSIFIED CONSUMER SERVICES—3.4%
306,000	Anhanguera Educacional Participacoes SA (BR)	6,808
555,300	Estacio Participacoes SA (BR)	8,118
123,326	Weight Watchers International Inc.	9,589
383,542	Xueda Education Group ADR (CHN)*[1]	4,207

		28,722

DIVERSIFIED FINANCIAL SERVICES—0.5%
724,300	Great American Group Inc.*	254
153,700	NASDAQ Stock Market Inc.*	4,165

		4,419

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
470,050	Jabil Circuit Inc.	9,326

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ENERGY EQUIPMENT & SERVICES—1.9%
123,600	Ensco plc ADR (UK)[1]	$7,369
139,200	Tidewater Inc.	8,284

		15,653

FOOD & STAPLES RETAILING—1.5%
111,700	Fresh Market Inc.*	4,671
117,800	Whole Foods Market Inc.	7,393

		12,064

FOOD PRODUCTS—2.7%
336,616	Green Mountain Coffee Roasters Inc.*	22,540

HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
165,800	Edwards Lifesciences Corp.*	14,317
150,100	Gen-Probe Inc.*	12,446
54,500	HeartWare International Inc.*	4,066
492,500	Hologic Inc.*	10,845
81,000	Zoll Medical Corporation*	4,591

		46,265

HEALTH CARE PROVIDERS & SERVICES—2.1%
155,400	Cardinal Health Inc.	6,789
178,200	Catalyst Health Solutions Inc.*	10,614

		17,403

HEALTH CARE TECHNOLOGY—2.1%
408,500	Allscripts-Misys Healthcare Solutions Inc.*	8,799
163,122	SXC Health Solutions Corporation (CAN)*	8,998

		17,797

HOTELS, RESTAURANTS & LEISURE—2.5%
216,270	Cheesecake Factory Inc.*	6,363
1,159,657	Domino’s Pizza UK & IRL plc (UK)	8,964
430,100	MGM Mirage Inc.*	5,445

		20,772

HOUSEHOLD DURABLES—2.2%
162,370	Jarden Corporation	5,909
201,464	Tempur-Pedic International Inc.*	12,648

		18,557

INTERNET & CATALOG RETAIL—3.4%
35,350	Netflix Inc.*	8,225
20,240	Priceline.com Inc.*	11,071
151,737	Shutterfly Inc.*	9,341

		28,637

INTERNET SOFTWARE & SERVICES—1.1%
152,300	Akamai Technologies Inc.*	5,245
217,100	Demand Media Inc.*	3,598

		8,843

IT SERVICES—3.7%
144,961	Gartner Inc.*	6,220
358,400	Genpact Ltd.*	5,767
146,200	Teradata Corporation*	8,175
483,200	Western Union Co.	10,268

		30,430

LEISURE EQUIPMENT & PRODUCTS—0.9%
337,700	Brunswick Corporation	7,892

LIFE SCIENCES TOOLS & SERVICES—2.2%
312,700	Pharmaceutical Product Development Inc.	9,647
88,800	Waters Corporation*	8,702

		18,349

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—2.8%
109,599	FLSmidth & Co. AS (DEN)	$9,882
82,900	Ingersoll-Rand plc	4,187
137,600	Navistar International Corporation*	9,566

		23,635

METALS & MINING—0.5%
187,230	Vallar plc (UK)*	4,375

MULTILINE RETAIL—0.8%
152,400	Big Lots Inc.*	6,265

OIL, GAS & CONSUMABLE FUELS—5.1%
120,100	Alpha Natural Resources Inc.*	6,986
148,500	Cabot Oil & Gas Corporation	8,358
129,300	Cobalt International Energy Inc.*	1,810
152,840	Consol Energy Inc.	8,267
229,512	Karoon Gas Australia Ltd. (AUS)*	1,663
179,800	Southwestern Energy Company*	7,886
156,000	Ultra Petroleum Corp.*	7,923

		42,893

PHARMACEUTICALS—1.1%
184,900	Auxilium Pharmaceuticals Inc.*	4,504
114,500	Salix Pharmaceuticals Ltd.*	4,499

		9,003

PROFESSIONAL SERVICES—0.8%
104,500	Manpower Inc.	6,923

ROAD & RAIL—3.3%
166,500	Con-way Inc.	6,480
159,500	JB Hunt Transport Services Inc.	7,605
464,200	Localiza Rent A Car Ltd. (BR)	7,967
413,540	Swift Transportation Corporation*	5,802

		27,854

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.2%
200,800	Broadcom Corporation	7,064
189,500	Cavium Networks Inc.*	8,948
193,300	Cree Inc.*	7,875
142,268	Cymer Inc.*	6,845
355,400	Cypress Semiconductors Corporation*	7,733
397,000	Nvidia Corporation*	7,940
220,000	NXP Semiconductor NV (NET)*	7,348
456,800	Skyworks Solutions Inc.*	14,371

		68,124

SOFTWARE—7.4%
143,700	BroadSoft Inc.*	6,531
884,300	Cadence Design Systems Inc.*	9,179
102,600	Citrix Systems Inc.*	8,653
144,900	Concur Technologies Inc.*	8,385
98,000	Fortinet Inc.*	4,773
273,700	RealD Inc.*	7,959
179,400	SuccessFactors Inc.*	6,220
325,800	TICBO Software Inc.*	9,771

		61,471

SPECIALTY RETAIL—7.0%
115,500	Abercrombie & Fitch Co.	8,177
114,430	Advance Auto Parts Inc.	7,491
132,900	Dick’s Sporting Goods Inc.*	5,440
418,520	Express Inc.	9,036
102,800	Ross Stores Inc.	7,575
6,640,000	SA SA International Holdings Ltd. (HK)	3,976
157,440	Ulta Salon, Cosmetics & Fragrance Inc.*	8,374
189,200	Williams-Sonoma Inc.	8,213

		58,282

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—4.7%
155,900	Coach Inc.	$9,325
107,300	Columbia Sportswear Company	7,295
327,200	Hanesbrands Inc.*	10,637
113,330	Pandora AS (DEN)	5,105
102,800	Under Armour Inc.*	7,038

		39,400

TRADING COMPANIES & DISTRIBUTORS—1.0%
278,390	United Rentals Inc.*	8,190

TOTAL COMMON STOCKS (Cost $639,164)		826,956

SHORT-TERM INVESTMENTS—1.0%
(Cost $8,551)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$8,551	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $8,727)	$8,551

TOTAL INVESTMENTS—100.1% (Cost $647,715)		835,507

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(1,176)

TOTAL NET ASSETS—100.0%		$834,331

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $8,551 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

BR	Brazil.

CAN	Canada.

CHN	China.

DEN	Denmark.

HK	Hong Kong.

NET	Netherlands.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Matthew Strobeck, Ph.D.

Since 2008

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Matthew Strobeck

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Increased willingness to accept heightened levels of risk in the search for return on capital sent the Russell 2000® Index of small cap stocks to an all-time high during the final week of April. However, this optimism was tested by a surge in oil prices associated with the dramatic events in the Middle East and North Africa and the earthquake/tsunami and nuclear crisis in Japan. Despite investor sentiment having been buttressed by the market’s ability to shake off negative headline news, we remain cautious on the challenges that lie ahead, including continued weakness in the U.S. dollar and further increases in raw material costs.

PERFORMANCE

The Harbor Small Cap Growth Fund returned 25.09% (Institutional Class), 24.88% (Administrative Class), and 24.83% (Investor Class) for the six months ended April 30, 2011. By comparison, the Russell 2000® Growth Index posted a return of 27.07%.

The Materials sector was the best-performing area of the portfolio on an absolute basis, returning 49%. Consumer Discretionary was the Fund’s best relative performer. Investments in Energy, Materials, and Consumer Staples also provided added value relative to the benchmark. However, weakness within Health Care, Information Technology, and Financials held back overall relative performance results.

Consumer Discretionary generated 129 basis points, or 1.29 percentage points, of relative gains. Relative to the benchmark, the Fund remained underweight the sector, with positions concentrated primarily within sub-industries less sensitive to discretionary spending, such as specialized consumer services and auto parts and equipment. Positive stock selection drove the bulk of the sector’s relative outperformance. Stewart Enterprises, a provider of funeral services, was the portfolio’s best absolute performer in the sector. The company reported above-consensus earnings results. Stewart has generated consistent cash flows, has been trading at the low range of its industry’s historical average, and has been benefiting from stock market strength given its equity investments in pre-need funeral trusts. Tenneco, a manufacturer of emissions-control and ride-control automotive equipment, was the top relative performer in the sector. The company is a beneficiary of the ongoing cyclical recovery in the auto market and could see significant revenues in light of a burgeoning opportunity in commercial vehicles as tighter emissions standards are applied.

Energy contributed 66 basis points to relative returns. The sector was the best absolute performer in the index, and the portfolio overweight helped relative results. International Coal Group was the portfolio’s best relative performer. The company produces both thermal and metallurgical coal, and is benefiting from the current strength in metallurgical coal pricing. Subsequent to April 30, the company’s acquisition by Arch Coal was announced. Instability in the Middle East pushed crude oil prices to two-year highs and contributed to a price divergence between the West Texas Intermediate (WTI) and Brent crude oil benchmarks. Holly Corp., a petroleum refiner, benefited from this price spread. North American onshore oil production growth is creating a cheaper feedstock for local refiners, and we expect refining margins will far exceed Wall Street expectations in 2011.

18

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Tenneco Inc.	2.8%
Nuance Communications Inc.	2.5%
Solutia Inc.	2.4%
Arthrocare Corporation	2.3%
Avis Budget Group Inc.	2.3%
Kraton Performance Polymers Inc.	2.2%
Cooper Tire & Rubber Co.	2.0%
Informatica Corp.	2.0%
Stewart Enterprises Inc.	2.0%
United Therapeutics Corporation	2.0%

The portfolio’s Materials holdings provided 65 basis points of excess returns. Kraton Performance Polymers was among the sector’s top contributors to relative gains. The company manufactures innovative specialty chemical products that combine the attributes of plastic and rubber and are used in a variety of consumer applications. The low cost of these products relative to end users’ total input costs gives Kraton significant pricing power and should enable the company to increase incremental operating margins even in the current environment of rising raw material prices. Solutia, a specialty chemical company, gives the portfolio exposure to the cyclical recovery in automotive tire and glass markets as well as secular demand growth for energy-efficient construction glass and solar applications. We expect the company to pass down rising raw materials prices to its customers via price increases of its own.

Investments within the Health Care sector had a negative impact of 179 basis points on relative results. Health care technology provider MedAssets sold off in February after reporting disappointing quarterly results. Although the report raised concerns regarding management’s credibility, we remain compelled by the company’s November 2010 acquisition of The Broadlane Group, a competitor focused on supply-chain management and lean process consulting for health care organizations. We believe the acquisition should provide significant cost and revenue synergies in 2012. Amylin Pharmaceuticals fell under selling pressure when the company announced results of a phase III trial that found its diabetes product Bydureon was slightly inferior to a competing product in controlling blood sugar levels. We think the drug’s nominal clinical differences, coupled with its greater convenience, will enable it to maintain a dominant presence in the diabetes market segment.

The portfolio’s investments in Information Technology failed to keep pace with their index peers, and the sector detracted 129 basis points from relative performance. Unfavorable stock selection drove the bulk of the sector’s underperformance. Shares of Acxiom, a database marketing company, lost 20% in one day after the company released news of upper-level management departures and preannounced disappointing results. Our analysis of Acxiom’s data assets and business trends indicate that the fundamental story behind the stock remains intact. While the quarterly earnings miss was disappointing, we believe the company’s operational expansion in China and recovery in its core European business should provide support for the stock.

In Financials, stock-specific weakness among investment banking and brokerage stocks drove the bulk of the sector’s 90-basis-point detraction from relative returns. Greenhill & Co., an investment bank specializing in mergers and acquisitions, declined after reporting below-consensus results. The company’s earnings are dependent on the strength of global M&A activity, and while Greenhill announced an impressive transaction pipeline, the number of deals closed during the last six months was much smaller than expected. We sold the stock in response to the negative news.

OUTLOOK AND STRATEGY

Stock prices ultimately follow earnings progress, and corporate profits have continued to grow. It is our expectation that the bias of the market is to the upside. Conditions for growth are evident, given strength in industrial production, a recovery in consumer spending, a positively sloped yield curve, and encouraging employment trends. The pace of GDP growth is far from excessive, but headline inflation, while currently benign, will need to be watched closely. As the cyclical expansion matures, challenges mount for stock price performance. Commodity price inflation will impact profit margins, and the expansion of earnings multiples is likely limited by the specter of rising interest rates. We remain focused on high-quality, conservatively capitalized companies with pricing power.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Expense Ratio	0.83%[a]

Total Net Assets (000s)	$527,776

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Expense Ratio	1.08%[a]

Total Net Assets (000s)	$43,677

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Expense Ratio	1.20%[a]

Total Net Assets (000s)	$31,906

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,198		$1,242

Price/Earning Ratio (P/E)	27.6x		27.4x

Price/Book Ratio (P/B)	3.4x		3.4x

Beta vs. Russell 2000® Growth Index	0.93		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	33%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

20

a	Annualized.
b	Unannualized.

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Cap Growth Fund
Institutional Class	25.09%	27.45%	5.88%	8.19%	11/01/2000	$109,870
Comparative Index
Russell 2000® Growth	27.07%	30.29%	5.14%	5.59%	—	$86,154

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Cap Growth Fund
Administrative Class	24.88%	27.17%	5.61%	11.63%	11/01/2002	$25,457
Investor Class	24.83%	26.94%	5.47%	11.46%	11/01/2002	$25,144
Comparative Index
Russell 2000® Growth	27.07%	30.29%	5.14%	12.16%	—	$26,512

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class) and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

21

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 8.7%)

COMMON STOCKS—91.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.2%
534,980	Hexcel Corporation*	$11,518
90,360	Triumph Group Inc.	7,782

		19,300

AUTO COMPONENTS—4.8%
438,558	Cooper Tire & Rubber Co.	11,832
368,971	Tenneco Inc.*	17,050

		28,882

BIOTECHNOLOGY—3.6%
808,308	Allos Therapeutics Inc.*	2,352
554,045	Amylin Pharmaceuticals Inc.*	7,369
182,700	United Therapeutics Corporation*	12,234

		21,955

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—1.0%
220,800	FXCM Inc.	$2,939
160,350	Noah Holdings Ltd. ADR (CHN)*[1]	2,885

		5,824

CHEMICALS—4.6%
283,757	Kraton Performance Polymers Inc.*	13,098
563,600	Solutia Inc.*	14,851

		27,949

COMMERCIAL BANKS—1.8%
257,600	East West Bancorp Inc.	5,443
483,900	Umpqua Holdings Corporation	5,618

		11,061

COMMERCIAL SERVICES & SUPPLIES—3.0%
517,698	Higher One Holdings Inc.*	7,294
407,900	The GEO Group Inc.*	10,883

		18,177

COMMUNICATIONS EQUIPMENT—3.0%
131,290	ADTRAN Inc.	5,418
1,085,700	Broadcade Communications Systems Inc.*	6,786
497,503	Oclaro Inc.*	5,579

		17,783

DIVERSIFIED CONSUMER SERVICES—3.0%
1,508,200	Stewart Enterprises Inc.	12,231
517,590	Xueda Education Group ADR (CHN)*[1]	5,678

		17,909

ENERGY EQUIPMENT & SERVICES—6.8%
465,860	Exterran Holdings Inc.*	10,114
94,100	Oil States International Inc.*	7,811
273,250	Rowan Companies Inc.*	11,395
299,920	Superior Energy Services Inc.*	11,523

		40,843

HEALTH CARE EQUIPMENT & SUPPLIES—7.4%
390,845	Arthrocare Corporation*	13,809
315,857	Immucor Inc.*	6,895
320,300	Masimo Corporation	11,143
267,007	Orthofix International NV (NET)*	9,097
290,650	Quidel Corporation*	3,857

		44,801

HEALTH CARE PROVIDERS & SERVICES—3.3%
95,400	Mednax Inc.*	6,766
399,166	Sun Healthcare Group Inc.*	4,706
408,414	Team Health Holdings Inc.*	8,119

		19,591

HEALTH CARE TECHNOLOGY—1.3%
478,452	MedAssets Inc.*	7,665

HOTELS, RESTAURANTS & LEISURE—0.8%
173,073	Cheesecake Factory Inc.*	5,092

INTERNET SOFTWARE & SERVICES—4.3%
282,185	Digital River Inc.*	9,182
268,262	Savvis Inc.*	10,559
115,850	VistaPrint NV (NET)*	6,302

		26,043

IT SERVICES—1.1%
473,020	Acxiom Corporation*	6,887

22

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—1.7%
413,050	ICON plc ADR (IE)*[1]	$10,144

MACHINERY—7.5%
194,925	CLARCOR Inc.	8,809
434,799	Colfax Corporation*	9,500
103,507	Gardner Denver Inc.	8,944
258,335	Titan International Inc.	7,980
134,905	WABCO Holdings Inc.*	9,963

		45,196

OIL, GAS & CONSUMABLE FUELS—3.8%
151,542	Alpha Natural Resources Inc.*	8,815
114,155	Holly Corp.	6,610
672,650	International Coal Group Inc.*	7,419

		22,844

PAPER & FOREST PRODUCTS—0.8%
261,543	KapStone Paper and Packaging Corporation*	4,546

PHARMACEUTICALS—0.1%
236,190	Santarus Inc.*	735

PROFESSIONAL SERVICES—1.4%
297,360	Huron Consulting Group Inc.*	8,564

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
107,705	LaSalle Hotel Properties	3,031

ROAD & RAIL—3.7%
741,510	Avis Budget Group Inc.*	14,059
468,265	Heartland Express Inc.	8,078

		22,137

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.8%
385,099	ATMI Inc.*	7,667
122,255	Cavium Networks Inc.*	5,773
89,920	EZchip Semiconductor Ltd. (IL)*	2,877
412,300	Intersil Corporation	6,090
484,350	TriQuint Semiconductor Inc.*	6,669

		29,076

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—11.1%
1,056,376	Cadence Design Systems Inc.*	$10,965
211,290	Informatica Corp.*	11,834
463,195	Net 1 UEPS Technologies Inc. (S.AFR)*	3,881
725,200	Nuance Communications Inc.*	15,012
244,940	QLIK Technologies Inc.*	7,853
358,517	SolarWinds Inc.*	8,687
245,716	Taleo Corporation*	8,912

		67,144

SPECIALTY RETAIL—1.7%
466,450	Express Inc.	10,071

TRADING COMPANIES & DISTRIBUTORS—1.2%
101,525	Watsco Inc.	7,197

TOTAL COMMON STOCKS (Cost $411,395)		550,447

SHORT-TERM INVESTMENTS—5.0%
(Cost $30,314)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$30,314	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $30,923)	30,314

TOTAL INVESTMENTS—96.3% (Cost $441,709)		580,761

CASH AND OTHER ASSETS, LESS LIABILITIES—3.7%		22,598

TOTAL NET ASSETS—100.0%		$603,359

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $30,314 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CHN	China.

IE	Ireland.

IL	Israel.

NET	Netherlands.

S.AFR	South Africa.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

The Russell 1000® Value Index had a total return of 17.29% for the six months ended April 30, 2011, compared with 16.96% for the Russell 1000® Growth Index and 16.36% for the S&P 500 Index. The fiscal half-year closed following several market-unsettling events—the earthquake, tsunami, and nuclear reactor accidents in Japan, and the turmoil in North Africa and the Middle East. Arguably, stocks in the Energy sector reacted most to these events; initially depressed after the Gulf oil spill in April 2010, share prices rose steadily, along with oil prices.

All sectors of the Russell 1000® Value Index generated positive results, led by Energy, up 38%. The Telecommunications sector (+14%) benefited from its defensive characteristics and from the prospect of more-profitable tiered pricing systems. In March, the group rose sharply on news of AT&T’s proposed acquisition of T-Mobile from Deutsche Telekom. Materials companies (+25%) advanced amid rising commodity prices and demand from China.

Financials (+13%) lagged the overall index. European sovereign debt problems, U.S. financial regulatory reform, weak housing and employment data, and questions surrounding some insurers’ exposure to Japanese property & casualty claims hampered their performance. But the Consumer Discretionary group (+21%) had the best holiday shopping season in more than five years, for high-end and discount retailers alike.

In the Information Technology sector (+12%), demand for semiconductors and hardware was centered on strong global growth in smartphones and the rise of tablet computing. The group slowed in March, reflecting concerns that Japan’s supply chain would be disrupted following the earthquake. Another setback occurred when it became clear that the scope of improvements to iPad2 may have consigned competitors’ products (based on the iPad1) to the scrap heap. Investors shook off those concerns, and IT shares resumed growth in April.

For much of the six months, large cap dividend growers and payers—a primary focus of the portfolio—underperformed non-dividend payers, as investors remained focused on smaller and higher-beta stocks. Higher-quality large cap stocks began to perform well in recent months, however, as investors became concerned about the impact of higher commodity prices on global growth.

PERFORMANCE

For the six months ended April 30, 2011, the Harbor Large Cap Value Fund had a positive total return but underperformed its Russell 1000® Value Index benchmark. The Fund returned 15.20% (Institutional Class), 14.92% (Administrative Class), and 14.89% (Investor Class), compared with the 17.29% return of the benchmark.

Factors that detracted from relative performance included stock selection within the Consumer Discretionary, Utilities, and Telecommunications sectors. On a stock-specific basis, our out-of-index allocation to Teva Pharmaceutical had a negative impact; its stock dropped sharply when Biogen Idec released results of a study showing that its competing multiple sclerosis drug exceeded expectations. Teva tumbled to its lowest point since November 2008 on the news.

Relative return was enhanced by stock selection in the Consumer Staples and Technology sectors and by our underweight in Financials. Our position in Occidental Petroleum was beneficial, as was our out-of-index investment in Covidien, a medical devices

24

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
JP Morgan Chase & Co.	3.6%
Chevron Corporation	3.3%
General Electric Co.	2.9%
Occidental Petroleum Corporation	2.9%
Prudential Financial Inc.	2.7%
Oracle Corp.	2.3%
UnitedHealth Group Inc.	2.1%
VISA Inc.	2.1%
Wisconsin Energy Corp.	2.1%
Exxon Mobil Corporation	2.0%

manufacturer whose quarterly profits rose 10% following a strategic acquisition. Our lack of exposure to benchmark component Berkshire Hathaway was also positive for total return.

OUTLOOK AND STRATEGY

We maintain a positive outlook for the U.S. economy in 2011, although increases in oil and commodity prices have led us to notch back the expected rate of growth. As the bull market matures, we believe that large cap stocks are likely to narrow the performance gap with small cap stocks that has prevailed over the last two years.

Dividend growth will continue, in our view, and the outlook is favorable for more and bigger increases. Large cap companies are flush with cash, which should give them the confidence to pay or raise dividends out of earnings. Financial institutions, which require regulatory approval to pay dividends, will have a more difficult time. Nevertheless, both the number of payers and the rate of dividend growth are increasing.

The return of inflation will likely put pressure on margins for many companies. Those with strong brands and few competitors—targets of our investment process—will be better able to pass along price increases to their customers, up to a point. Food and energy inflation will also serve as a tax on consumers.

We continue to favor companies in the Technology sector, as our outlook remains generally positive for cyclical industries. Although Technology stocks lagged the Russell 1000® Value Index in calendar 2010 and early in 2011, we believe the group offers excellent balance sheets, cyclical and secular growth, and, increasingly, a trend of dividend increases. We also favor select names in the Consumer Discretionary, Materials, and Industrials sectors as well as Energy companies.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a,b]

Total Net Assets (000s)	$304,169

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a,b]

Total Net Assets (000s)	$21,146

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$29,671

a	Annualized.

b	Reflective of a voluntary fee waiver which may be discontinued at any time.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$88,356		$72,191

Price/Earning Ratio (P/E)	16.8x		18.9x

Price/Book Ratio (P/B)	2.2x		1.8x

Beta vs. Russell 1000® Value Index	0.88		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	28%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

26

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Large Cap Value Fund
Institutional Class	15.20%	13.03%	1.75%	3.51%	12/29/1987	$70,607
Comparative Index
Russell 1000® Value	17.29%	15.24%	1.40%	4.31%	—	$76,243

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Large Cap Value Fund
Administrative Class	14.92%	12.74%	1.49%	6.62%	11/01/2002	$17,238
Investor Class	14.89%	12.51%	1.35%	6.42%	11/01/2002	$16,965
Comparative Index
Russell 1000® Value	17.29%	15.24%	1.40%	7.98%	—	$19,200

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.09% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

27

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.6%)

COMMON STOCKS—97.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.7%
59,700	General Dynamics Corporation	$4,348
22,900	L-3 Communications Holdings Inc.	1,836
42,800	Lockheed Martin Corporation	3,392

		9,576

AIR FREIGHT & LOGISTICS—0.8%
38,000	United Parcel Service Inc.	2,849

AUTO COMPONENTS—0.8%
64,500	Johnson Controls Inc.	2,645

BEVERAGES—0.5%
27,100	PepsiCo Inc.	1,867

BIOTECHNOLOGY—0.5%
30,900	Amgen Inc.*	1,757

CAPITAL MARKETS—3.8%
147,700	Bank of New York Mellon Corporation	4,277
28,200	Franklin Resources Inc.	3,641
37,300	Goldman Sachs Group Inc.	5,633

		13,551

CHEMICALS—2.9%
70,000	Dow Chemical Co.	2,869
66,500	Ecolab Inc.	3,509
10,669	Syngenta AG (SWS)*	3,775

		10,153

COMMERCIAL BANKS—3.0%
19,300	Toronto - Dominion Bank Group Inc. (CAN)	1,672
199,000	U.S. Bancorp.	5,138
133,300	Wells Fargo & Company	3,881

		10,691

COMMERCIAL SERVICES & SUPPLIES—0.7%
65,100	Waste Management Inc.	2,569

COMMUNICATIONS EQUIPMENT—1.3%
79,600	Qualcomm Inc.	4,524

CONSUMER FINANCE—1.0%
72,400	American Express Co.	3,553

DIVERSIFIED FINANCIAL SERVICES—7.2%
519,000	Bank of America Corporation	6,373
1,424,800	Citigroup Inc.*	6,540
277,800	JP Morgan Chase & Co.	12,676

		25,589

DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
220,400	AT&T Inc.	6,859

ELECTRIC UTILITIES—1.1%
69,200	NextEra Energy Inc.	3,915

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
231,100	Corning Inc.	4,839

ENERGY EQUIPMENT & SERVICES—1.5%
72,000	Halliburton Co.	3,635
18,500	Schlumberger Ltd.	1,660

		5,295

FOOD & STAPLES RETAILING—3.5%
54,800	Costco Wholesale Corporation	4,434
170,600	CVS/Caremark Corporation	6,183
33,300	Wal-Mart Stores Inc.	1,831

		12,448

28

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—1.0%
96,200	Archer Daniels Midland Company	$3,561

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
95,400	Covidien plc	5,313

HEALTH CARE PROVIDERS & SERVICES—2.9%
87,500	Patterson Companies Inc.	3,037
150,100	UnitedHealth Group Inc.	7,390

		10,427

HOTELS, RESTAURANTS & LEISURE—2.4%
42,200	Carnival Corp.	1,606
63,900	McDonald’s Corporation	5,004
35,600	Tim Hortons Inc. (CAN)	1,732

		8,342

HOUSEHOLD PRODUCTS—1.8%
97,700	Procter & Gamble Company	6,341

INDUSTRIAL CONGLOMERATES—2.9%
501,100	General Electric Co.	10,247

INSURANCE—5.0%
69,300	Chubb Corporation	4,518
114,600	HCC Insurance Holdings Inc.	3,729
150,100	Prudential Financial Inc.	9,519

		17,766

IT SERVICES—2.1%
95,800	VISA Inc.	7,484

MACHINERY—0.2%
16,200	Eaton Corporation	867

MEDIA—2.3%
25,500	Time Warner Cable Inc.	1,992
141,300	Walt Disney Company	6,090

		8,082

METALS & MINING—1.1%
38,800	BHP Billiton Ltd. (AUS)	1,949
30,000	Newmont Mining Corporation	1,758

		3,707

MULTI-UTILITIES—4.2%
124,700	PG&E Corporation	5,746
33,500	Sempra Energy	1,846
231,500	Wisconsin Energy Corp.	7,225

		14,817

MULTILINE RETAIL—1.0%
75,700	Nordstrom Inc.	3,600

OIL, GAS & CONSUMABLE FUELS—12.8%
51,122	Apache Corporation	6,818
106,300	Chevron Corporation	11,634
54,100	ConocoPhillips	4,270
19,700	Devon Energy Corporation	1,793
82,500	Exxon Mobil Corporation	7,260
34,900	Marathon Oil Corporation	1,886
89,000	Occidental Petroleum Corporation	10,172
26,000	Peabody Energy Corp.	1,737

		45,570

PHARMACEUTICALS—8.1%
136,000	Abbott Laboratories	7,077
86,400	Johnson & Johnson	5,678
190,700	Merck & Co. Inc.	6,856

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—Continued
287,300	Pfizer Inc.	$6,022
66,800	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	3,055

		28,688

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
52,100	Equity Residential	3,111
24,300	Simon Property Group Inc.	2,783
32,500	Ventas Inc.	1,818

		7,712

ROAD & RAIL—0.6%
29,800	Norfolk Southern Corporation	2,225

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
28,200	Avago Technologies Ltd.	943
96,900	Texas Instruments Inc.	3,443

		4,386

SOFTWARE—4.1%
97,000	Microsoft Corporation	2,524
223,800	Oracle Corp.	8,068
203,500	Symantec Corp.*	3,999

		14,591

SPECIALTY RETAIL—1.5%
51,100	Hennes & Mauritz AB (SW)	1,805
47,900	Ross Stores Inc.	3,530

		5,335

TEXTILES, APPAREL & LUXURY GOODS—0.5%
22,200	Nike Inc.	1,828

TOBACCO—1.1%
55,400	Philip Morris International Inc.	3,847

TRADING COMPANIES & DISTRIBUTORS—0.5%
63,345	Finning International Inc. (CAN)	1,858

WIRELESS TELECOMMUNICATION SERVICES—1.8%
49,200	China Mobile Ltd. ADR (CHN)[1]	2,268
1,488,700	Vodafone Group plc (UK)	4,267

		6,535

TOTAL COMMON STOCKS (Cost $290,778)		345,809

SHORT-TERM INVESTMENTS—1.8%
(Cost $6,162)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$ 6,162	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $6,286)	6,162

TOTAL INVESTMENTS—99.2% (Cost $296,940)		351,971

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		3,015

TOTAL NET ASSETS—100.0%		$354,986

29

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $6,162 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

CAN	Canada.

CHN	China.

IL	Israel.

SW	Sweden.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets posted strong returns over the six months ended April 30, 2011. The broad U.S. equity market, as measured by the S&P 500 Index, advanced 16.36%. Mid cap and small cap stocks posted even better results as the Russell Midcap® Index was up 20.67% and small caps, as measured by the Russell 2000® Index, gained 23.73%. Equities and other risky assets were helped by a combination of actions by the Federal Reserve and continued improvement in corporate earnings. Late in calendar 2010, the Fed followed through with a second round of quantitative easing, or QE2, in an attempt to keep interest rates low. The steady recovery of the U.S. economy continued over the six months, with strong corporate earnings helping to boost stocks. Not all the news was positive, however, as the housing market continued to struggle and unemployment, while showing signs of improvement, remained stubbornly high.

Value stocks trailed growth stocks for the six months. In the mid cap segment, value stocks returned 18.95% compared to 22.62% for the Russell Midcap® Growth Index. Within the Russell Midcap® Value Index, Energy sector stocks led the way, returning 35% as oil prices rose above $100 per barrel. Health Care stocks also posted strong results, returning 25%. Stocks in the Telecommunications sector, which account for just 2% of the benchmark, were up just 6%.

PERFORMANCE

The Harbor Mid Cap Value Fund returned 18.89% (Institutional Class), 18.80% (Administrative Class), and 18.77% (Investor Class) for the fiscal half-year, compared with the 18.95% return of its Russell Midcap® Value Index benchmark.

Deep-value stocks trailed the broader equity universe, which is often the case in a rapidly rising market. Value stocks typically protect on the downside but often lag when markets rally. Traditional fundamental factors that we rely on for stock selection, such as low price-to-book and low price-to-earnings ratios, were not rewarded. Our above-benchmark exposure to Health Care stocks and underweight to Utilities and Telecommunications names helped, as Health Care was the top-returning sector after Energy, while the Utilities and Telecom sectors lagged. Our overweight to Information Technology had a negative impact as Technology stocks also trailed the market. While stock selection added value in the Consumer Discretionary and Technology sectors, our picks in the Financials sector struggled.

Top performers in the Fund included Dillards and Timberland in the Consumer Discretionary sector; Energy stocks W&T Offshore, Tesoro, and Noble Energy; and Health Care holdings Biogen and Kindred Healthcare. Detractors included Technology names Lexmark International and Xerox, and Consumer Discretionary holdings Radioshack and Ruby Tuesday.

31

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Valero Energy plc	2.0%
Ameriprise Financial Inc.	1.7%
Autoliv Inc.	1.6%
Hess Corp.	1.6%
Archer Daniels Midland Company	1.5%
CMS Energy Corporation	1.4%
Eastman Chemical Company	1.4%
Fairchild Semiconductor International Inc.	1.4%
Hospitality Properties Trust	1.3%
TRW Automotive Holdings Corporation	1.3%

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio-construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a result of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. The Fund’s sector exposures did not change significantly over the last six months. Compared with the Russell Midcap® Value Index, the portfolio remained overweight in Technology and Health Care. Within Health Care, the Fund is overweighted in pharmaceuticals and providers of health care services. In Technology, the Fund is overweighted in computers/peripherals and electronic equipment stocks. Financials continue to be the largest sector in both the Fund and the benchmark. Within the Financials sector, the Fund is overweighted in insurance companies and underweighted in all other categories, particularly commercial banks. The Fund remains underweighted in Real Estate Investment Trusts (REITs), Utilities, and Industrials.

Even with the rally in the equity markets, we believe that valuations remain at attractive levels. As of April 30, 2011, the Fund’s portfolio was trading at 11.7x forward earnings, compared to 16.2x earnings for the Russell Midcap® Value Index, and at 7.1x cash flow, compared to 9.9x cash flow for the benchmark. The Fund’s portfolio was trading at 1.6x book value and had a dividend yield of just under 2%.

While the Fund returned nearly 19% over the last six months, valuations have remained fairly constant, given the strong results from Corporate America. Even though valuations remain attractive, there are a number of issues that could have a negative impact on the market in the short term. High oil and commodity prices could put a strain on both consumers and companies, particularly if companies are unable to pass on the higher input costs to already-stretched consumers. U.S. budget deficits and questions surrounding the Federal Reserve’s next policy move also could weigh on the markets.

As always, we continue to conduct research to improve our investment process and we continue to apply the same disciplined investment philosophy and process that have proven to add value for investors over time.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.95%[a,b]

Total Net Assets (000s)	$59,553

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a,b]

Total Net Assets (000s)	$1,274

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.32%[a,b]

Total Net Assets (000s)	$5,747

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$6,468		$6,852

Price/Earning Ratio (P/E)	15.7x		23.8x

Price/Book Ratio (P/B)	1.6x		1.8x

Beta vs. Russell Midcap® Value Index	1.01		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	18%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

33

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Mid Cap Value Fund
Institutional Class	18.89%	19.00%	3.48%	6.09%	03/01/2002	$85,988
Comparative Index
Russell Midcap® Value	18.95%	19.84%	4.34%	9.39%	—	$113,794

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Mid Cap Value Fund
Administrative Class	18.80%	18.69%	3.23%	8.73%	11/01/2002	$20,362
Investor Class	18.77%	18.66%	3.11%	8.61%	11/01/2002	$20,171
Comparative Index
Russell Midcap® Value	18.95%	19.84%	4.34%	12.31%	—	$26,831

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.03% (Gross) (Institutional Class); 1.20% (Net) and 1.28% (Gross) (Administrative Class); and 1.32% (Net) and 1.40% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

34

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash of 1.8%)

COMMON STOCKS—98.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.1%
6,700	ITT Corporation	$387
10,800	L-3 Communications Holdings Inc.	866
3,300	Teledyne Technologies Inc.*	167

		1,420

AUTO COMPONENTS—2.9%
12,800	Autoliv Inc.	1,025
15,400	TRW Automotive Holdings Corporation*	879

		1,904

BIOTECHNOLOGY—0.6%
5,200	Cephalon Inc.*	399

CAPITAL MARKETS—2.1%
17,700	Ameriprise Financial Inc.	1,099
6,300	State Street Corporation	293

		1,392

CHEMICALS—4.2%
12,300	Arch Chemicals Inc.	476
11,100	Ashland Inc.	689
8,900	Eastman Chemical Company	955
2,200	Lubrizol Corporation	296
5,300	Stepan Company	381

		2,797

COMMERCIAL BANKS—3.8%
27,100	Banco Latinoamericano de Comercio Exterior SA (PA)	471
18,900	F.N.B. Corporation	207
33,900	Fifth Third Bancorp.	450
99,700	KeyCorp.	864
4,800	PNC Financial Services Group Inc.	299
36,000	Regions Financial Corporation	264

		2,555

COMMERCIAL SERVICES & SUPPLIES—0.8%
29,500	R.R. Donnelley & Sons Company	556

COMMUNICATIONS EQUIPMENT—1.2%
15,500	Harris Corporation	824

COMPUTERS & PERIPHERALS—2.4%
16,100	Lexmark International Inc.*	519
32,200	Seagate Technology plc (IE)	567
12,900	Western Digital Corporation*	514

		1,600

CONSTRUCTION & ENGINEERING—1.5%
14,100	KBR Inc.	541
16,500	Tutor Perini Corporation	440

		981

CONSUMER FINANCE—0.5%
13,700	Nelnet Inc.	316

CONTAINERS & PACKAGING—1.7%
40,600	Boise Inc.	399
7,100	Owens-Illinois Inc.*	210
7,800	Rock Tenn Company	539

		1,148

ELECTRIC UTILITIES—3.4%
15,300	American Electric Power Company Inc.	558
14,500	El Paso Electric Co.	449
6,100	Entergy Corporation	425
10,000	Pinnacle West Capital Corporation	434

35

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRIC UTILITIES—Continued
16,400	Portland General Electric Company	$410

		2,276

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
17,400	Benchmark Electronics Inc.*	294
22,600	Ingram Micro Inc.*	423
16,300	TE Connectivity Ltd. (SWS)	584
23,300	Vishay Intertechnology Inc.*	445

		1,746

ENERGY EQUIPMENT & SERVICES—2.5%
14,600	Atwood Oceanics Inc.*	656
15,700	Complete Production Services Inc.*	533
10,700	Noble Corporation (SWS)	460

		1,649

FOOD & STAPLES RETAILING—1.4%
27,500	Safeway Inc.	669
21,600	Supervalu Inc.	243

		912

FOOD PRODUCTS—4.4%
26,500	Archer Daniels Midland Company	981
4,000	Bunge Ltd. (BM)	302
20,000	Chiquita Brands International Inc.*	318
29,800	ConAgra Foods Inc.	729
28,700	Dean Foods Company*	321
10,200	Fresh Del Monte Produce Inc.	277

		2,928

GAS UTILITIES—0.7%
13,400	Atmos Energy Corporation	468

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
9,400	Kinetic Concepts Inc.*	555
11,700	Zimmer Holdings Inc.*	763

		1,318

HEALTH CARE PROVIDERS & SERVICES—3.9%
18,300	Aetna Inc.	757
6,900	CIGNA Corporation	323
16,000	Coventry Health Care Inc.*	516
16,300	Health Net Inc.*	543
19,300	Kindred Healthcare Inc.*	487

		2,626

HOTELS, RESTAURANTS & LEISURE—1.2%
15,300	Brinker International Inc.	368
38,700	Ruby Tuesday Inc.*	407

		775

HOUSEHOLD DURABLES—2.6%
15,500	American Greetings Corporation	382
5,775	Blyth Inc.	272
15,900	Newell Rubbermaid Inc.	303
9,100	Whirlpool Corporation	784

		1,741

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.3%
54,999	GenOn Energy Inc.*	216

INSURANCE—12.6%
7,400	Aflac Inc.	416
4,900	Allied World Assurance Co Holdings Ltd.	318
15,300	Allstate Corporation	518
30,500	American Equity Investment Life Holding Company	392

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
16,600	American Financial Group Inc.	$594
21,800	Aspen Insurance Holdings Ltd. (BM)	623
10,500	Chubb Corporation	684
7,500	Endurance Specialty Holdings Ltd. (BM)	333
5,700	Everest Re Group Ltd.	519
26,700	Hartford Financial Services Group Inc.	774
17,300	Horace Mann Educators Corporation	309
12,400	Lincoln National Corporation	387
4,900	PartnerRE Ltd. (BM)	394
18,100	Protective Life Corporation	487
5,800	StanCorp Financial Group Inc.	250
24,000	Tower Group Inc.	549
17,100	Unum Group	453
12,400	Validus Holdings Ltd. (BM)	403

		8,403

IT SERVICES—1.9%
15,500	Computer Sciences Corporation	790
31,500	Convergys Corporation*	457

		1,247

MACHINERY—2.0%
1,700	Crane Co.	85
16,500	EnPro Industries Inc.*	661
9,800	Timken Company	553

		1,299

MEDIA—1.3%
14,400	Dish Network Corporation*	361
18,000	Gannett Inc.	271
48,300	Journal Communications Inc.*	263

		895

METALS & MINING—0.6%
4,100	Cliffs Natural Resources Inc.	384

MULTI-UTILITIES—3.1%
45,800	CMS Energy Corporation	907
10,500	DTE Energy Co.	530
19,700	Public Service Enterprise Group Inc.	634

		2,071

MULTILINE RETAIL—1.2%
17,200	Dillard’s Inc.	826

OFFICE ELECTRONICS—1.1%
71,500	Xerox Corporation	722

OIL, GAS & CONSUMABLE FUELS—8.2%
12,300	Hess Corp.	1,057
9,400	Murphy Oil Corporation	728
10,300	Overseas Shipholding Group Inc.	287
15,000	Southern Union Company	449
18,300	Tesoro Petroleum Corporation*	496
57,200	USEC Inc.*	262
46,000	Valero Energy plc	1,302
31,600	W&T Offshore Inc.	847

		5,428

PAPER & FOREST PRODUCTS—1.7%
6,700	Domtar Corporation	623
15,500	International Paper Co.	479

		1,102

PERSONAL PRODUCTS—0.6%
12,100	Nu Skin Enterprises Inc.	388

36

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—3.0%
16,300	Endo Pharmaceuticals Holdings Inc.*	$638
10,300	Forest Laboratories Inc.*	342
14,100	Medicines Company*	221
12,300	Mylan Inc.*	307
14,200	Par Pharmaceutical Companies Inc.*	489

		1,997

REAL ESTATE INVESTMENT TRUSTS (REITs)—6.3%
34,500	Annaly Capital Management Inc.	616
28,600	Brandywine Realty Trust	363
41,800	CBL & Associates Properties Inc.	776
21,950	CommonWealth REIT	601
36,000	Hospitality Properties Trust	869
62,900	Lexington Realty Trust	628
38,800	MFA Financial Inc.	310

		4,163

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
45,300	Fairchild Semiconductor International Inc.*	950
33,300	Micron Technology Inc.*	376

		1,326

SPECIALTY RETAIL—2.9%
34,800	Gap Inc.	809
20,500	Radioshack Corporation	324

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—Continued
27,100	Stage Stores Inc.	$522
5,700	The Children’s Place Retail Stores Inc.*	303

		1,958

TEXTILES, APPAREL & LUXURY GOODS—0.4%
12,900	The Jones Group Inc.	176
1,650	Timberland Company*	74

		250

THRIFTS & MORTGAGE FINANCE—0.2%
12,100	Hudson City Bancorp Inc.	115

TOBACCO—0.3%
5,300	Universal Corporation	230

TOTAL COMMON STOCKS (Cost $58,471)		65,351

TOTAL INVESTMENTS—98.2% (Cost $58,471)		65,351

CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		1,223

TOTAL NET ASSETS—100.0%		$66,574

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets generated positive returns for the six months ended April 30, 2011, as market sentiment and economic data in the U.S. continued to slowly improve. Volatility declined during most of the fiscal half-year as the small cap equity market produced positive returns in each month, although global events created some short-term volatility. Decades-old factors, including economic decline, unemployment, rising food prices, concentration of wealth, and stagnant leadership manifested in uprisings in North Africa and the Middle East. Oil prices jumped more than 30% due to concerns about supply and the possibility that unrest could spread to oil-rich Saudi Arabia. A second global crisis unfolded in mid March when Japan suffered the largest earthquake in its recorded history. Although the epicenter was hundreds of miles away from Tokyo, the impact of the earthquake and resulting tsunami were felt throughout the country and will continue to be felt in many parts of the world. In addition to the devastating loss of human life, Japan is facing a disruption in manufacturing and sales across a broad spectrum of goods, including automobiles, industrial equipment, and consumer electronics. The disruptions will further pressure global GDP growth.

Bond investors took notice of improving economic fundamentals and loose monetary policy and pushed longer-term interest rates higher, although rates moderated in April. Interest rates reached a trough at the start of the fiscal half-year following the announcement of the Federal Reserve’s second quantitative easing program, involving the injection of $600 billion into the economy through Fed purchases of U.S. Treasury securities in an attempt to keep long-term interest rates low and encourage borrowing. Despite the government purchases, interest rates rose across the yield curve as investors demanded higher returns to compensate for inflation risk. As a result, the yield on the 2-year U.S. Treasury note increased by more than 30 basis points to 0.6% and the yield of the 10-year note rose 60 basis points to approximately 3.3%. Meanwhile, the yield on the 30-year bond rose to over 4.4%. Commodity prices also jumped. Gold reached new highs, crossing $1,500 per ounce, while oil traded above $110 per barrel.

U.S. equity markets approached their highest levels in almost four years, roughly doubling from the lows experienced in March 2009. Although markets dropped in early March due to the unfolding global events, they rebounded in the last two weeks of March and throughout April, supported by a slowly improving employment outlook and a renewed appetite for risk. GDP grew at 3.1% in the fourth quarter of calendar 2010 as increasing exports and business investment in property and equipment drove the third straight quarter of accelerating economic growth. GDP growth slowed to less than 2% in the first quarter of 2011, due largely to rising energy and food costs along with unusually severe winter weather. Overall, however, economic growth, along with stabilizing capital markets and low interest rates, pushed merger and acquisition activity up 80%, year-over-year, boosting valuations across multiple industries. Private-sector hiring continued to accelerate, which helped push the unemployment rate down under 9%, another sign that businesses were beginning to spend some of the record $1.9 trillion sitting on corporate balance sheets at the end of 2010.

PERFORMANCE

The Harbor Small Cap Value Fund posted strong absolute and relative returns for the six months ended April 30, 2011. The Fund returned 23.73% (Institutional Class), 23.52%

38

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Bucyrus International Inc.	4.6%
Cabot Oil & Gas Corporation	3.3%
FLIR Systems Inc.	3.1%
Lufkin Industries Inc.	3.1%
Amerigroup Corporation	3.0%
Timken Company	2.8%
Core Laboratories NV	2.7%
Phillips-Van Heusen Corporation	2.6%
Raymond James Financial Inc.	2.5%
Global Payments Inc.	2.4%

(Administrative Class), and 23.43% (Investor Class), compared with the 20.31% return of its Russell 2000® Value Index benchmark.

Several of the Fund’s best performers were Energy and Health Care companies, which as a group outperformed those in the index by approximately 700 and 400 basis points, respectively. (One hundred basis points equal one percentage point.) Energy holding Cabot Oil & Gas, an independent exploration and production company with properties concentrated in East Texas, Appalachia, and the Rockies, rose 95%. The company’s highly profitable natural gas projects account for more than 90% of its revenue; and that business is growing organically at 15% or better. Health Care holding Covance was up 33%. Covance is a leading contract research organization (CRO) that provides research and development services for pharmaceutical and biotech companies. Its emphasis on early-stage FDA trials resulted in some weakness in 2010 as pharmaceutical companies focused on drugs in late-stage trials. However, early-stage development rebounded in 2011 as drug makers seek to refill their pipelines in the face of significant patent expirations in the coming 24 months. We believe that Covance should continue to benefit from better demand for early-stage testing, operating leverage from an expanding revenue base, and a continued shift towards strategic partnerships between leading pharmaceutical firms and top CROs.

OUTLOOK AND STRATEGY

As of April 30, 2011, the Fund was overweight, relative to the Russell 2000® Value Index, in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and was underweight in Financials, Materials, Consumer Staples, and Consumer Discretionary. The Fund had a market weight to Utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings-growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

39

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Expense Ratio	0.83%[a]

Total Net Assets (000s)	$657,295

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Expense Ratio	1.08%[a]

Total Net Assets (000s)	$27,284

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Expense Ratio	1.20%[a]

Total Net Assets (000s)	$46,285

a	Annualized.
b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,642		$1,107

Price/Earning Ratio (P/E)	20.4x		22.4x

Price/Book Ratio (P/B)	2.3x		1.5x

Beta vs. Russell 2000® Value Index	0.95		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	4%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

40

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Cap Value Fund
Institutional Class	23.73%	18.48%	2.02%	10.17%	12/14/2001	$124,052
Comparative Index
Russell 2000® Value	20.31%	14.57%	2.50%	8.92%	—	$111,385

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Cap Value Fund
Administrative Class	23.52%	18.20%	1.77%	11.10%	11/01/2002	$24,453
Investor Class	23.43%	18.00%	1.64%	10.91%	11/01/2002	$24,112
Comparative Index
Russell 2000® Value	20.31%	14.57%	2.50%	11.32%	—	$24,880

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

41

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.9%)

COMMON STOCKS—95.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.8%
327,400	AAR Corp.	$8,526
658,300	Hexcel Corporation*	14,173
246,098	Moog Inc.*	10,858
182,100	Teledyne Technologies Inc.*	9,194

		42,751

CAPITAL MARKETS—5.8%
376,173	Eaton Vance Corporation	12,703
475,300	Jefferies Group Inc.	11,488
481,268	Raymond James Financial Inc.	18,048

		42,239

CHEMICALS—3.8%
237,300	Scotts Miracle-Gro Company	13,400
361,500	Valspar Corporation	14,211

		27,611

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—2.2%
333,909	Trustmark Corporation	$7,760
315,800	United Bankshares Inc.	8,261

		16,021

COMMUNICATIONS EQUIPMENT—1.5%
900,719	Arris Group Inc.*	10,809

CONSTRUCTION & ENGINEERING—1.6%
259,300	URS Corporation*	11,604

CONSUMER FINANCE—2.1%
321,169	Cash America International Inc.	15,239

ELECTRICAL EQUIPMENT—0.5%
102,700	EnerSys*	3,891

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.7%
467,102	Checkpoint Systems Inc.*	9,837
633,936	FLIR Systems Inc.	22,327
177,967	Itron Inc.*	9,687

		41,851

ENERGY EQUIPMENT & SERVICES—7.2%
218,249	Bristow Group Inc.*	10,127
203,300	Core Laboratories NV	19,513
247,624	Lufkin Industries Inc.	22,863

		52,503

GAS UTILITIES—5.9%
218,700	Oneok Inc.	15,296
251,469	South Jersey Industries Inc.	14,447
332,537	WGL Holdings Inc.	13,142

		42,885

HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
212,800	Cantel Medical Corp.	5,518

HEALTH CARE PROVIDERS & SERVICES—7.1%
255,703	Amedisys Inc.*	8,520
317,500	Amerigroup Corporation*	21,685
372,762	Healthways Inc.*	6,307
214,192	Mednax Inc.*	15,191

		51,703

HOTELS, RESTAURANTS & LEISURE—1.7%
319,200	Life Time Fitness Inc.*	12,487

HOUSEHOLD DURABLES—1.7%
170,244	Helen of Troy Ltd.*	5,298
305,000	Meritage Homes Corporation*	7,293

		12,591

INSURANCE—6.8%
324,747	Delphi Financial Group Inc.	10,376
498,800	Protective Life Corporation	13,423
260,100	Reinsurance Group of America Inc.	16,464
273,300	State Auto Financial Corporation	4,640
254,333	United Fire & Casualty Company	5,036

		49,939

INTERNET SOFTWARE & SERVICES—1.4%
314,489	Digital River Inc.*	10,234

IT SERVICES—2.4%
329,000	Global Payments Inc.	17,516

LIFE SCIENCES TOOLS & SERVICES—3.6%
193,400	Covance Inc.*	12,107

42

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—Continued
452,086	Pharmaceutical Product Development Inc.	$13,947

		26,054

MACHINERY—10.5%
365,200	Bucyrus International Inc.	33,397
275,700	Harsco Corporation	9,815
207,200	Snap-on Inc.	12,799
365,400	Timken Company	20,605

		76,616

OIL, GAS & CONSUMABLE FUELS—5.1%
433,600	Cabot Oil & Gas Corporation	24,403
334,094	Swift Energy Company*	13,093

		37,496

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
366,886	First Potomac Realty Trust	5,955
1,015,080	Medical Properties Trust Inc.	12,526

		18,481

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
143,200	Cabot Microelectronics Corporation*	6,995

SOFTWARE—1.3%
199,300	Blackboard Inc.*	9,588

SPECIALTY RETAIL—1.9%
475,000	Aaron’s Inc.	13,675

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—2.6%
267,000	Phillips-Van Heusen Corporation	$18,799

THRIFTS & MORTGAGE FINANCE—1.4%
711,600	Astoria Financial Corporation	10,297

WIRELESS TELECOMMUNICATION SERVICES—1.3%
244,200	SBA Communications Corporation*	9,433

TOTAL COMMON STOCKS (Cost $417,918)		694,826

SHORT-TERM INVESTMENTS—5.3%
(Cost $38,932)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$38,932	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $39,711)	38,932

TOTAL INVESTMENTS—100.4% (Cost $456,850)		733,758

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(2,894)

TOTAL NET ASSETS—100.0%		$730,864

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $38,932 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

43

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

Despite a major earthquake, tsunami, and nuclear crisis in the world’s third-largest economy, increasing political unrest in the Middle East, rising Chinese interest rates, questions about the need for further European bailouts, a budget debate in Washington that continues to ignore the country’s serious fiscal issues, and economic data that are just middling, the U.S. equity markets have plowed ahead over the past six months, rising anywhere from 17% to 27% depending on the index.

The obvious question is “why?” Our sense is that, for many investors, these events are being outweighed by a general desire to “re-risk” their portfolios through equities after more than three years of hunkering down for the purpose of capital preservation.

If nothing else, recent events also have highlighted the political, currency, and other risks of investing overseas. While many investors have found U.S. equities to be less interesting than everything else, U.S. stocks have significantly exceeded returns for the MSCI EAFE (ND) Index of equities in developed overseas markets and the MSCI Emerging Markets Index. Within U.S. equities, small cap stocks have led the way, with the Russell 2000® Index returning almost 24% over the past six months versus a return of 17% for large cap stocks, as measured by the Russell 1000® Index.

PERFORMANCE

The Harbor Small Company Value Fund returned 14.86% (Institutional Class), 14.49% (Administrative Class), and 14.50% (Investor Class) for the six months ended April 30, 2011, compared to 20.31% for the Russell 2000® Value Index.

Fund returns were strong in an absolute sense but lagged the benchmark. The past six months have been an outstanding time for small cap growth stocks, with the Russell 2000® Growth Index returning 27.07%, almost 700 basis points ahead of the Russell 2000® Value benchmark. Much of what drove the small cap market higher was the strong performance of stocks in sectors related to energy and commodities. We have for a long time felt that these areas of the market are rife with speculation, overvaluation, and risk, and we still do. Given these views and the deep-value orientation of the Fund, it is not all that surprising that it lagged the benchmark during this short-term span.

We have had minimal portfolio turnover in the past six months as we remain committed to the Financial and Consumer Discretionary investments that have made up the bulk of the Fund for some time. In the Financial sector, the mix of our holdings remains stable and tilted to regional banks, which now make up about 23% of the portfolio. We continue to believe that many regional banks are dramatically undervalued. Not only do we believe this, but our confidence has been growing with each passing quarter as our banks’ balance sheets become healthier. Nearly all of our bank holdings now have stronger balance sheets than they did before the financial crisis, partly as a result of having raised equity, but also because of strong results from current operations as well as reversals of loan-loss estimates that in many cases now appear to have been too high. Notwithstanding our confidence, the Fund’s bank holdings in the aggregate detracted approximately 100 basis points, or 1.0 percentage point, from performance.

44

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Jakks Pacific Inc.	4.4%
Smithfield Foods Inc.	4.4%
Discover Financial Services	4.2%
Alexander & Baldwin Inc.	4.1%
Assured Guaranty Ltd.	3.8%
American Axle & Manufacturing Holdings Inc.	3.7%
Jarden Corporation	3.2%
Lear Corporation	3.2%
American Woodmark Corporation	3.1%
Blount International Inc.	3.1%

For some time, we have reported that the Fund’s volatile bond-guarantor holdings were either among the biggest contributors or the biggest detractors from performance. Over the past six months, they detracted from performance. Standard & Poor’s is initiating a new ratings framework for the bond insurance industry, which is likely to result in higher capital requirements to maintain a given credit rating. The resulting uncertainly has hurt the stock prices of Assured Guaranty and MBIA. Both companies, however, have continued to see their fundamentals improve, and we believe the significant gap between their stock prices and adjusted book values continues to represent a compelling investment opportunity.

Discover Financial Services stands out as our best-performing financial stock for the last six months. Discover reported a sharp decline in its charge-off ratios, accompanied by declining delinquencies. This resulted in earnings above expectations and led the company to restore its dividend to pre-crisis levels. In addition, Discover identified current excess capital of $1.4 billion, which we expect will be returned to shareholders in future quarters.

Our Consumer Discretionary holdings, which make up about 26% of the portfolio, also had mixed results. In the aggregate, the sector detracted about 100 basis points from performance, mostly as a result of our holdings going up less than the robust returns of the market. The notable exception within this group was Harte-Hanks Inc., which reported disappointing earnings for the first quarter of 2011. The direct marketing and print advertising company derives a large portion of its business from California, where economic conditions are still weak and businesses are cutting their marketing expenditures. The company’s balance sheet is strong, and management has announced a share repurchase program. We view this as a very attractively valued company and may opportunistically add to our position.

OUTLOOK AND STRATEGY

From an asset allocation framework, U.S. equities are likely to continue to be a pretty good place to be in the year ahead, in our view. As things stand now, the S&P 500 sells for approximately 14 times consensus 2011 earnings; not exactly cheap, but not expensive either. Moreover, with business costs having been cut sharply in the downturn, operating leverage is high; as a result, we believe that earnings surprises are more likely than not to be on the upside.

Beyond that, corporate balance sheets are flush with cash and CEO confidence is increasing; buybacks, dividend increases, and heightened merger and acquisition activity are all likely to accelerate, in our view. While not without its headwinds (most importantly, the deleveraging now underway in the public sector), things are steadily improving and, at some point, may begin to gather momentum.

If our optimism about earnings and stock prices proves valid, small cap stocks may be the biggest beneficiary, in part because they tend to lead the way out of recovery and in part because they have proven themselves, time and again, to be what we believe are the best source of added value in the U.S. market. In addition, as overall valuations reach ever-higher levels, as price begins to matter more, and as investors seek to hedge high prices by differentiating among companies on the basis of real earnings power, we believe that benefits should accrue to fundamental managers whose focus is on research and stock selection.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

45

Harbor Small Company Value Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%[a,b]

Total Net Assets (000s)	$9,479

ADMINISTRATIVE CLASS

Fund #	2228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%[a,b]

Total Net Assets (000s)	$1,104

INVESTOR CLASS

Fund #	2428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%[a,b]

Total Net Assets (000s)	$3,284

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$3,418		$1,107

Price/Earning Ratio (P/E)	21.0x		22.4x

Price/Book Ratio (P/B)	1.5x		1.5x

Beta vs. Russell 2000® Value Index	1.30		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	3%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

46

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

Harbor Small Company Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Company Value Fund
Institutional Class	14.86%	7.41%	N/A	-1.35%	05/01/2007	$47,357
Comparative Index
Russell 2000® Value	20.31%	14.57%	N/A	0.43%	—	$50,864

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Small Company Value Fund
Administrative Class	14.49%	6.93%	N/A	-1.62%	05/01/2007	$9,368
Investor Class	14.50%	6.93%	N/A	-1.71%	05/01/2007	$9,333
Comparative Index
Russell 2000® Value	20.31%	14.57%	N/A	0.43%	—	$10,173

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.24% (Gross) (Institutional Class); 1.20% (Net) and 1.48% (Gross) (Administrative Class); and 1.32% (Net) and 1.60% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

47

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.7%)

COMMON STOCKS—96.3%

Shares		Value (000s)

AUTO COMPONENTS—6.9%
40,625	American Axle & Manufacturing Holdings Inc.*	$520
8,600	Lear Corporation	440

		960

BUILDING PRODUCTS—3.1%
21,275	American Woodmark Corporation	432

COMMERCIAL BANKS—21.2%
23,740	Associated Banc-Corp.	347
5,605	City National Corporation	320
7,973	Comerica Inc.	302
32,650	Fulton Financial Corporation	381
40,764	KeyCorp.	354
43,605	Marshall & Ilsley Corporation	356
398	PNC Financial Services Group Inc.	25
51,350	Popular Inc.*	162
46,470	Regions Financial Corporation	341
2,060	Suntrust Bank Inc.	58
31,318	Susquehanna Bancshares Inc.	289

		2,935

COMMERCIAL SERVICES & SUPPLIES—1.6%
8,992	Viad Corp.	223

COMPUTERS & PERIPHERALS—2.2%
105,079	ADPT Corporation*	300

CONSUMER FINANCE—4.2%
23,513	Discover Financial Services	584

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRIC UTILITIES—2.4%
13,300	Portland General Electric Company	$332

ENERGY EQUIPMENT & SERVICES—5.5%
8,300	Bristow Group Inc.*	385
10,690	Gulf Island Fabrication Inc.	378

		763

FOOD PRODUCTS—6.4%
24,500	Dean Foods Company*	274
25,963	Smithfield Foods Inc.*	612

		886

HOUSEHOLD DURABLES—10.5%
16,644	CSS Industries Inc.	321
12,261	Jarden Corporation	446
30,470	M/I Homes Inc.*	405
73,124	Standard Pacific Corporation*	282

		1,454

INSURANCE—12.8%
31,415	Assured Guaranty Ltd. (BM)	534
23,629	MBIA Inc.*	244
27,080	Old Republic International Corporation	343
25,915	Stewart Information Services Corporation	263
15,925	XL Group plc	389

		1,773

LEISURE EQUIPMENT & PRODUCTS—4.4%
29,147	Jakks Pacific Inc.*	613

MACHINERY—3.1%
25,817	Blount International Inc.*	428

MARINE—4.1%
10,814	Alexander & Baldwin Inc.	570

MEDIA—1.4%
21,300	Harte Hanks Inc.	198

ROAD & RAIL—2.6%
15,584	Arkansas Best Corporation	359

SPECIALTY RETAIL—0.8%
11,995	MarineMax Inc.*	115

TEXTILES, APPAREL & LUXURY GOODS—1.1%
12,049	K-Swiss Inc.*	148

THRIFTS & MORTGAGE FINANCE—2.0%
17,740	Washington Federal Inc.	285

TOTAL COMMON STOCKS (Cost $12,194)		13,358

SHORT-TERM INVESTMENTS—1.8%
(Cost $245)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$245	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $250)	245

TOTAL INVESTMENTS—98.1% (Cost $12,439)		13,603

CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		264

TOTAL NET ASSETS—100.0%		$13,867

48

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $245 are classified as Level 2. All other holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

The accompanying notes are an integral part of the Financial Statements.

49

[THIS PAGE INTENTIONALLY LEFT BLANK]

50

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2011 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
ASSETS
Investments, at identified cost*	$8,645,518	$647,715	$441,709	$296,940	$58,471	$456,850	$12,439
Investments, at value	$11,941,258	$826,956	$550,447	$345,809	$65,351	$694,826	$13,358
Repurchase agreements	42,743	8,551	30,314	6,162	—	38,932	245
Cash	—	—	3	1	—	1	5
Receivables for:
Investments sold	74,336	8,530	6,773	2,697	2,076	—	299
Capital shares sold	8,737	1,360	21,062	88	104	458	6
Dividends	2,050	311	12	607	67	478	1
Withholding tax receivable	1,664	15	—	5	—	—	—
Other assets	—	—	—	2	4	—	5
Prepaid registration fees	46	16	16	16	26	23	9
Prepaid fund insurance	31	2	2	2	—	2	—
Total Assets	12,070,865	845,741	608,629	355,389	67,628	734,720	13,928
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	935	—	—
Investments purchased	59,214	10,182	4,431	—	2	2,689	—
Capital shares reacquired	8,408	544	430	161	70	601	44
Accrued expenses:
Management fees	5,617	494	347	173	41	442	9
12b-1 fees	245	85	15	10	1	15	1
Trustees’ fees and expenses	201	12	11	7	1	20	—
Transfer agent fees	550	37	26	17	3	34	1
Other	401	56	10	35	1	55	6
Total Liabilities	74,636	11,410	5,270	403	1,054	3,856	61
NET ASSETS	$11,996,229	$834,331	$603,359	$354,986	$66,574	$730,864	$13,867
Net Assets Consist of:
Paid-in capital	$9,625,637	$695,502	$422,602	$349,008	$69,459	$554,093	$12,148
Undistributed/(accumulated) net investment income/(loss)	3,988	(1,546)	1,757	1,495	203	375	(12)
Accumulated net realized gain/(loss)	(971,880)	(47,421)	39,949	(50,549)	(9,968)	(100,511)	566
Unrealized appreciation/(depreciation) of investments	3,338,484	187,796	139,051	55,032	6,880	276,907	1,165
	$11,996,229	$834,331	$603,359	$354,986	$66,574	$730,864	$13,867
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$10,765,054	$405,483	$527,776	$304,169	$59,553	$657,295	$9,479
Shares of beneficial interest[2]	269,143	41,028	36,706	37,046	4,601	29,881	1,099
Net asset value per share[1]	$40.00	$9.88	$14.38	$8.21	$12.94	$22.00	$8.63
Administrative Class
Net assets	$480,957	$383,793	$43,677	$21,146	$1,274	$27,284	$1,104
Shares of beneficial interest[2]	12,086	39,311	3,112	2,578	97	1,243	128
Net asset value per share[1]	$39.79	$9.76	$14.03	$8.20	$13.06	$21.95	$8.59
Investor Class
Net assets	$750,218	$45,055	$31,906	$29,671	$5,747	$46,285	$3,284
Shares of beneficial interest[2]	18,974	4,665	2,312	3,590	444	2,131	383
Net asset value per share[1]	$39.54	$9.66	$13.80	$8.26	$12.95	$21.72	$8.58

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six-Months Ended April 30, 2011 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
Investment Income
Dividends	$44,778	$2,053	$3,985	$4,231	$637	$3,861	$70
Interest	5	8	1	—	—	1	—
Foreign taxes withheld	(178)	(45)	—	(36)	—	(15)	—
Total Investment Income	44,605	2,016	3,986	4,195	637	3,847	70
Operating Expenses
Management fees	33,025	2,731	1,919	1,056	229	2,580	57
12b-1 fees:
Administrative Class	557	415	50	24	1	30	2
Investor Class	846	53	36	35	6	53	5
Shareholder communications	260	26	6	5	1	38	2
Custodian fees	248	94	48	30	24	28	20
Transfer agent fees:
Institutional Class	3,617	129	161	112	20	227	4
Administrative Class	163	121	15	7	—	9	—
Investor Class	647	40	28	27	5	41	4
Professional fees	117	7	5	4	1	8	—
Trustees’ fees and expenses	116	8	5	3	1	9	—
Registration fees	203	33	24	31	27	30	23
Miscellaneous	56	6	3	3	1	5	1
Total expenses	39,855	3,663	2,300	1,337	316	3,058	118
Management fees waived	(292)	—	—	—	—	—	—
Transfer agent fees waived	(1,539)	(101)	(71)	(50)	(8)	(97)	(2)
Other expenses reimbursed	—	—	—	(15)	(7)	—	(34)
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	38,023	3,562	2,229	1,272	301	2,961	82
Net Investment Income/(Loss)	6,582	(1,546)	1,757	2,923	336	886	(12)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	448,270	90,496	44,506	14,080	2,515	31,438	742
Foreign currency transactions	(868)	(130)	—	(13)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	1,133,541	80,139	68,162	33,252	7,761	114,552	1,420
Translations of assets and liabilities in foreign currencies	(52)	3	—	3	—	—	—
Net gain/(loss) on investment transactions	1,580,891	170,508	112,668	47,322	10,276	145,990	2,162
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,587,473	$168,962	$114,425	$50,245	$10,612	$146,876	$2,150

The accompanying notes are an integral part of the Financial Statements.

52

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$6,582	$18,637	$(1,546)	$(2,474)	$1,757	$(2,065)
Net realized gain/(loss) on investments	447,402	438,108	90,366	70,304	44,506	69,751
Net unrealized appreciation/ (depreciation) of investments	1,133,489	791,897	80,142	57,856	68,162	51,528
Net increase/(decrease) in assets resulting from operations	1,587,473	1,248,642	168,962	125,686	114,425	119,214
Distributions to Shareholders
Net investment income:
Institutional Class	(20,502)	(20,823)	—	—	—	—
Administrative Class	—	(240)	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	(13,831)	—
Administrative Class	—	—	—	—	(1,283)	—
Investor Class	—	—	—	—	(942)	—
Total distributions to shareholders	(20,502)	(21,063)	—	—	(16,056)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	192,697	1,003,027	30,783	33,532	52,530	(30,690)
Net increase/(decrease) in net assets	1,759,668	2,230,606	199,745	159,218	150,899	88,524
Net Assets
Beginning of period	10,236,561	8,005,955	634,586	475,368	452,460	363,936
End of period*	$11,996,229	$10,236,561	$834,331	$634,586	$603,359	$452,460
* Includes undistributed/(accumulated) net investment income/(loss) of :	$3,988	$17,908	$(1,546)	$—	$1,757	$—

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$2,923	$4,286	$336	$637	$886	$2,476	$(12)	$(32)
14,067	(2,786)	2,515	706	31,438	1,750	742	2,146

33,255	22,710	7,761	8,458	114,552	125,810	1,420	47

50,245	24,210	10,612	9,801	146,876	130,036	2,150	2,161

(2,772)	(2,764)	(556)	(634)	(2,365)	(2,826)	—	(9)
(144)	(193)	(10)	—	(25)	(63)	—	—
(188)	(256)	(39)	(30)	(8)	(47)	—	—

—	—	—	—	—	—	(339)	—
—	—	—	—	—	—	(50)	—
—	—	—	—	—	—	(199)	—
(3,104)	(3,213)	(605)	(664)	(2,398)	(2,936)	(588)	(9)

(41,617)	116,051	2,475	1,315	(87,424)	(113,294)	(3,297)	1,576
5,524	137,048	12,482	10,452	57,054	13,806	(1,735)	3,728

349,462	212,414	54,092	43,640	673,810	660,004	15,602	11,874
$354,986	$349,462	$66,574	$54,092	$730,864	$673,810	$13,867	$15,602

$1,495	$1,676	$203	$472	$375	$1,887	$(12)	$—

54

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,509,289	$2,349,047	$86,871	$88,887	$82,591	$33,093
Reinvested distributions	17,808	18,226	—	—	13,045	—
Cost of shares reacquired	(1,126,594)	(1,655,372)	(62,030)	(69,450)	(44,794)	(62,535)
Net increase/(decrease) in net assets	$400,503	$711,901	$24,841	$19,437	$50,842	$(29,442)
Administrative Class
Net proceeds from sale of shares	$38,278	$111,321	$49,774	$55,750	$5,172	$8,000
Reinvested distributions	—	227	—	—	1,283	—
Cost of shares reacquired	(33,982)	(58,654)	(30,039)	(36,978)	(5,427)	(7,450)
Net increase/(decrease) in net assets	$4,296	$52,894	$19,735	$18,772	$1,028	$550
Investor Class
Net proceeds from sale of shares	$184,652	$416,606	$5,218	$12,762	$3,980	$4,624
Reinvested distributions	—	—	—	—	942	—
Cost of shares reacquired	(396,754)	(178,374)	(19,011)	(17,439)	(4,262)	(6,422)
Net increase/(decrease) in net assets	$(212,102)	$238,232	$(13,793)	$(4,677)	$660	$(1,798)
SHARES
Institutional Class:
Shares sold	40,809	72,549	9,872	12,335	6,116	3,149
Shares issued due to reinvestment of distributions	486	565	—	—	1,029	—
Shares reacquired	(30,214)	(51,367)	(6,966)	(9,772)	(3,409)	(5,990)
Net increase/(decrease) in shares outstanding	11,081	21,747	2,906	2,563	3,736	(2,841)
Beginning of period	258,062	236,315	38,122	35,559	32,970	35,811
End of period	269,143	258,062	41,028	38,122	36,706	32,970
Administrative Class
Shares sold	1,032	3,485	5,576	7,849	409	762
Shares issued due to reinvestment of distributions	—	7	—	—	104	—
Shares reacquired	(912)	(1,827)	(3,381)	(5,227)	(418)	(715)
Net increase/(decrease) in shares outstanding	120	1,665	2,195	2,622	95	47
Beginning of period	11,966	10,301	37,116	34,494	3,017	2,970
End of period	12,086	11,966	39,311	37,116	3,112	3,017
Investor Class
Shares sold	4,989	12,827	591	1,829	315	444
Shares issued due to reinvestment distributions	—	—	—	—	77	—
Shares reacquired	(11,135)	(5,597)	(2,327)	(2,483)	(340)	(634)
Net increase/(decrease) in shares outstanding	(6,146)	7,230	(1,736)	(654)	52	(190)
Beginning of period	25,120	17,890	6,401	7,055	2,260	2,450
End of period	18,974	25,120	4,665	6,401	2,312	2,260

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$13,534	$155,951	$8,111	$12,375	$71,463	$189,579	$2,183	$16,459
2,552	2,493	556	634	1,683	2,111	325	9
(57,487)	(38,589)	(6,749)	(14,020)	(158,313)	(281,213)	(2,963)	(19,778)
$(41,401)	$119,855	$1,918	$(1,011)	$(85,167)	$(89,523)	$(455)	$(3,309)

$1,273	$4,185	$189	$803	$3,774	$6,405	$224	$5,331
144	193	10	—	24	63	50	—
(1,240)	(6,588)	(44)	(44)	(1,618)	(22,705)	(428)	(4,679)
$177	$(2,210)	$155	$759	$2,180	$(16,237)	$(154)	$652

$2,591	$4,066	$1,524	$3,192	$6,634	$8,732	$934	$15,579
188	254	39	30	8	46	189	—
(3,172)	(5,914)	(1,161)	(1,655)	(11,079)	(16,312)	(3,811)	(11,344)
$(393)	$(1,594)	$402	$1,567	$(4,437)	$(7,534)	$(2,688)	$4,235

1,759	22,262	681	1,212	3,522	11,248	259	2,245

343	374	48	66	87	133	39	1
(7,429)	(5,539)	(552)	(1,401)	(8,000)	(16,623)	(353)	(2,643)
(5,327)	17,097	177	(123)	(4,391)	(5,243)	(55)	(397)
42,373	25,276	4,424	4,547	34,272	39,515	1,154	1,551
37,046	42,373	4,601	4,424	29,881	34,272	1,099	1,154

165	597	15	83	186	377	27	676

19	29	1	—	1	4	6	—
(162)	(965)	(4)	(5)	(79)	(1,309)	(52)	(641)
22	(339)	12	78	108	(928)	(19)	35
2,556	2,895	85	7	1,135	2,063	147	112
2,578	2,556	97	85	1,243	1,135	128	147

334	578	128	309	325	517	111	1,966

25	38	3	3	—	3	23	—
(412)	(840)	(96)	(159)	(566)	(972)	(455)	(1,574)
(53)	(224)	35	153	(241)	(452)	(321)	392
3,643	3,867	409	256	2,372	2,824	704	312
3,590	3,643	444	409	2,131	2,372	383	704

56

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$34.73		$30.30	$24.94	$38.95	$32.65	$31.02
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.08 [a]	0.10 [a]	0.16 [a]	0.14 [a]	0.07 [a]
Net realized and unrealized gains/(losses) on investments	5.32		4.44	5.42	(14.05)	6.23	1.59
Total from investment operations	5.35		4.52	5.52	(13.89)	6.37	1.66
Less Distributions
Dividends from net investment income	(0.08)		(0.09)	(0.16)	(0.12)	(0.07)	(0.03)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.08)		(0.09)	(0.16)	(0.12)	(0.07)	(0.03)
Net asset value end of period	40.00		34.73	30.30	24.94	38.95	32.65
Net assets end of period (000s)	$10,765,054		$8,961,461	$7,159,390	$5,452,974	$8,723,355	$7,882,712
Ratios and Supplemental Data (%)
Total return	15.42%[b,d]		14.93%[b]	22.31%[b]	(35.75)%[b]	19.55%[b]	5.35%[b]
Ratio of total expenses to average net assets[2]	0.69	[c]	0.70	0.70	0.68	0.67	0.67
Ratio of net expenses to average net assets	0.66	[a,c]	0.68 [a]	0.69 [a]	0.67 [a]	0.66 [a]	0.67 [a]
Ratio of net investment income/loss to average net assets	0.15	[a,c]	0.24 [a]	0.40 [a]	0.47 [a]	0.38 [a]	0.25 [a]
Portfolio turnover	33	[d]	68	72	82	69	71

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$7.82		$6.20	$5.63	$10.16	$7.59	$7.31
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]		(0.02)[a]	(0.01)[a]	— [a]	0.03 [a]	— [a]
Net realized and unrealized gains/(losses) on investments	2.07		1.64	0.58	(4.06)	2.59	1.13
Total from investment operations	2.06		1.62	0.57	(4.06)	2.62	1.13
Less Distributions
Dividends from net investment income	—		—	—	(0.01)	(0.02)	—
Distributions from net realized capital gains[1]	—		—	—	(0.46)	(0.03)	(0.85)
Total distributions	—		—	—	(0.47)	(0.05)	(0.85)
Net asset value end of period	9.88		7.82	6.20	5.63	10.16	7.59
Net assets end of period (000s)	$405,483		$298,296	$220,402	$222,085	$271,736	$110,633
Ratios and Supplemental Data (%)
Total return	26.34%[b,d]		26.13%[b]	10.12%[b]	(41.76)%[b]	34.71%[b]	16.30%[b]
Ratio of total expenses to average net assets[2]	0.87	[c]	0.89	0.91	0.88	0.91	1.06
Ratio of net expenses to average net assets	0.84	[a,c]	0.87 [a]	0.90 [a]	0.87 [a]	0.89 [a]	0.94 [a]
Ratio of net investment income/(loss) to average net assets	(0.29)[a,c]		(0.29)[a]	(0.12)[a]	0.05 [a]	0.36 [a]	(0.30)[a]
Portfolio turnover	59	[d]	117	177	125	107	131

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class									Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31							6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009	2008	2007		2006				2010	2009	2008	2007	2006
(Unaudited)									(Unaudited)
$34.52		$30.13	$24.80	$38.73	$32.47		$30.90		$34.32		$29.97	$24.63	$38.48	$32.31	$30.79

(0.02)[a]		0.01 [a]	0.04 [a]	0.07 [a]	0.06	[a]	0.05	[a]	(0.07)[a]		(0.01)[a]	— [a]	0.03 [a]	0.01 [a]	(0.02)[a]
5.29		4.40	5.38	(13.97)	6.20		1.52		5.29		4.36	5.37	(13.88)	6.16	1.54
5.27		4.41	5.42	(13.90)	6.26		1.57		5.22		4.35	5.37	(13.85)	6.17	1.52

—		(0.02)	(0.09)	(0.03)	—		—		—		—	(0.03)	—	—	—
—		—	—	—	—		—		—		—	—	—	—	—
—		(0.02)	(0.09)	(0.03)	—		—		—		—	(0.03)	—	—	—
39.79		34.52	30.13	24.80	38.73		32.47		39.54		34.32	29.97	24.63	38.48	32.31
$480,957		$413,057	$310,392	$235,457	$294,586		$207,852		$750,218		$862,043	$536,173	$497,007	$830,840	$562,859

15.27%[b,d]		14.65%[b]	21.97%[b]	(35.92)%[b]	19.28%[b]		5.08%[b]		15.21%[b,d]		14.51%[b]	21.85%[b]	(35.99)%[b]	19.10%[b]	4.94%[b]
0.94	[c]	0.95	0.95	0.93	0.93		0.92		1.06	[c]	1.07	1.07	1.05	1.05	1.07
0.91	[a,c]	0.93 [a]	0.94 [a]	0.92 [a]	0.92	[a]	0.92	[a]	1.03	[a,c]	1.05 [a]	1.06 [a]	1.05 [a]	1.04 [a]	1.07 [a]
(0.10)[a,c]		(0.01)[a]	0.14 [a]	0.21 [a]	0.13	[a]	—	[a]	(0.21)[a,c]		(0.14)[a]	0.04 [a]	0.10 [a]	(0.01)[a]	(0.15)[a]
33	[d]	68	72	82	69		71		33	[d]	68	72	82	69	71

Administrative Class									Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31							6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009	2008	2007		2006				2010	2009	2008	2007	2006
(Unaudited)									(Unaudited)
$7.74		$6.15	$5.59	$10.11	$7.57		$7.31		$7.66		$6.09	$5.54	$10.04	$7.52	$7.28

(0.02)[a]		(0.04)[a]	(0.02)[a]	(0.01)[a]	0.01	[a]	—	[a]	(0.07)[a]		(0.06)[a]	(0.08)[a]	(0.03)[a]	0.02 [a]	(0.01)[a]
2.04		1.63	0.58	(4.05)	2.57		1.11		2.07		1.63	0.63	(4.01)	2.53	1.10
2.02		1.59	0.56	(4.06)	2.58		1.11		2.00		1.57	0.55	(4.04)	2.55	1.09

—		—	—	—	(0.01)		—		—		—	—	—	—	—
—		—	—	(0.46)	(0.03)		(0.85)		—		—	—	(0.46)	(0.03)	(0.85)
—		—	—	(0.46)	(0.04)		(0.85)		—		—	—	(0.46)	(0.03)	(0.85)
9.76		7.74	6.15	5.59	10.11		7.57		9.66		7.66	6.09	5.54	10.04	7.52
$383,793		$287,256	$211,996	$159,450	$74,885		$46,402		$45,055		$49,035	$42,970	$84,943	$152,935	$6,782

26.10%[b,d]		25.85%[b]	10.02%[b]	(41.94)%[b]	34.31%[b]		15.99%[b]		26.11%[b,d]		25.78%[b]	9.93%[b]	(42.04)%[b]	34.08%[b]	15.77%[b]
1.12	[c]	1.14	1.16	1.13	1.16		1.30		1.24	[c]	1.26	1.27	1.26	1.29	1.44
1.09	[a,c]	1.12 [a]	1.15 [a]	1.12 [a]	1.14	[a]	1.18	[a]	1.21	[a,c]	1.24 [a]	1.26 [a]	1.25 [a]	1.27 [a]	1.32 [a]
(0.54)[a,c]		(0.54)[a]	(0.39)[a]	(0.21)[a]	0.14	[a]	(0.58)[a]		(0.64)[a,c]		(0.66)[a]	(0.47)[a]	(0.31)[a]	(0.06)[a]	(0.69)[a]
59	[d]	117	177	125	107		131		59	[d]	117	177	125	107	131

58

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$11.88		$8.86	$8.00	$14.95	$13.69	$13.00
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	(0.05)[a]	(0.03)[a]	(0.07)[a]	(0.07)[a]	— [a]
Net realized and unrealized gains/(losses) on investments	2.88		3.07	1.13	(4.95)	2.55	1.74
Total from investment operations	2.92		3.02	1.10	(5.02)	2.48	1.74
Less Distributions
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized capital gains[1]	(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)
Total distributions	(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)
Net asset value end of period	14.38		11.88	8.86	8.00	14.95	13.69
Net assets end of period (000s)	$527,776		$391,572	$317,168	$308,330	$648,885	$633,956
Ratios and Supplemental Data (%)
Total return	25.09%[b,d]		34.07%[b]	14.50%[b]	(38.07)%[b]	19.56%[b]	14.17%[b]
Ratio of total expenses to average net assets[2]	0.86	[c]	0.87	0.89	0.85	0.84	0.82
Ratio of net expenses to average net assets	0.83	[a,c]	0.85 [a]	0.88 [a]	0.84 [a]	0.82 [a]	0.82 [a]
Ratio of net investment income/(loss) to average net assets	0.73	[a,c]	(0.45)[a]	(0.46)[a]	(0.61)[a]	(0.52)[a]	(0.35)[a]
Portfolio turnover	33	[d]	82	57	56	50	55

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007[e]	2006
	(Unaudited)
Net asset value beginning of period	$7.19		$6.63	$6.60	$21.20	$18.79	$16.63
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.11 [a]	0.11 [a]	0.19 [a]	0.41 [a]	0.22 [a]
Net realized and unrealized gains/(losses) on investments	1.01		0.55	0.07	(3.94)	2.54	2.13
Total from investment operations	1.09		0.66	0.18	(3.75)	2.95	2.35
Less Distributions
Dividends from net investment income	(0.07)		(0.10)	(0.15)	(0.19)	(0.26)	(0.19)
Distributions from net realized capital gains[1]	—		—	—	(10.66)	(0.28)	—
Total distributions	(0.07)		(0.10)	(0.15)	(10.85)	(0.54)	(0.19)
Net asset value end of period	8.21		7.19	6.63	6.60	21.20	18.79
Net assets end of period (000s)	$304,169		$304,724	$167,486	$114,972	$211,985	$596,888
Ratios and Supplemental Data (%)
Total return	15.20%[b,d]		10.02%[b]	3.01%[b]	(32.16)%[b]	15.93%[b]	14.23%[b]
Ratio of total expenses to average net assets[2]	0.72	[c]	0.74	0.77	0.74	0.72	0.68
Ratio of net expenses to average net assets	0.68	[a,c]	0.68 [a]	0.71 [a]	0.68 [a]	0.68 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.71	[a,c]	1.63 [a]	2.13 [a]	2.05 [a]	1.24 [a]	1.23 [a]
Portfolio turnover	28	[d]	49	54	107	114	31

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class							Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31					6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009	2008	2007	2006			2010	2009	2008	2007	2006
(Unaudited)							(Unaudited)
$11.62		$8.68	$7.87	$14.77	$13.57	$12.92	$11.44		$8.56	$7.77	$14.62	$13.47	$12.85

0.04	[a]	(0.07)[a]	(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.03)[a]	0.03	[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]
2.79		3.01	1.11	(4.89)	2.56	1.73	2.75		2.99	1.12	(4.79)	2.53	1.69
2.83		2.94	1.05	(4.97)	2.42	1.70	2.78		2.88	1.03	(4.92)	2.37	1.67

—		—	—	—	—	—	—		—	—	—	—	—
(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)	(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)
(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)	(0.42)		—	(0.24)	(1.93)	(1.22)	(1.05)
14.03		11.62	8.68	7.87	14.77	13.57	13.80		11.44	8.56	7.77	14.62	13.47
$43,677		$35,048	$25,794	$24,337	$39,877	$48,525	$31,906		$25,841	$20,974	$21,321	$42,755	$47,263

24.88%[b,d]		33.87%[b]	14.09%[b]	(38.21)%[b]	19.35%[b]	13.93%[b]	24.83%[b,d]		33.64%[b]	14.01%[b]	(38.27)%[b]	19.11%[b]	13.77%[b]
1.11	[c]	1.12	1.14	1.10	1.08	1.07	1.23	[c]	1.24	1.26	1.22	1.21	1.22
1.08	[a,c]	1.10 [a]	1.13 [a]	1.09 [a]	1.07 [a]	1.07 [a]	1.20	[a,c]	1.22 [a]	1.25 [a]	1.21 [a]	1.20 [a]	1.22 [a]
0.48	[a,c]	(0.70)[a]	(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.60)[a]	0.35	[a,c]	(0.82)[a]	(0.83)[a]	(0.98)[a]	(0.90)[a]	(0.74)[a]
33	[d]	82	57	56	50	55	33	[d]	82	57	56	50	55

Administrative Class							Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31					6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009	2008	2007[e]	2006			2010	2009	2008	2007[e]	2006
(Unaudited)							(Unaudited)
$7.19		$6.61	$6.59	$21.17	$18.77	$16.62	$7.24		$6.67	$6.58	$21.10	$18.70	$16.58

0.06	[a]	0.10 [a]	0.12 [a]	0.24 [a]	0.20 [a]	0.16 [a]	0.05	[a]	0.09 [a]	0.11 [a]	0.17 [a]	0.19 [a]	0.14 [a]
1.01		0.55	0.04	(4.01)	2.69	2.14	1.02		0.55	0.05	(3.95)	2.67	2.12
1.07		0.65	0.16	(3.77)	2.89	2.30	1.07		0.64	0.16	(3.78)	2.86	2.26

(0.06)		(0.07)	(0.14)	(0.15)	(0.21)	(0.15)	(0.05)		(0.07)	(0.07)	(0.08)	(0.18)	(0.14)
—		—	—	(10.66)	(0.28)	—	—		—	—	(10.66)	(0.28)	—
(0.06)		(0.07)	(0.14)	(10.81)	(0.49)	(0.15)	(0.05)		(0.07)	(0.07)	(10.74)	(0.46)	(0.14)
8.20		7.19	6.61	6.59	21.17	18.77	8.26		7.24	6.67	6.58	21.10	18.70
$21,146		$18,369	$19,142	$76,134	$6,706	$8,352	$29,671		$26,370	$25,786	$24,156	$124,942	$284,948

14.92%[b,d]		9.93%[b]	2.57%[b]	(32.26)%[b]	15.62%[b]	13.93%[b]	14.89%[b,d]		9.65%[b]	2.60%[b]	(32.39)%[b]	15.49%[b]	13.73%[b]
0.97	[c]	0.99	1.01	1.00	0.98	0.93	1.09	[c]	1.11	1.14	1.11	1.09	1.08
0.93	[a,c]	0.93 [a]	0.96 [a]	0.93 [a]	0.93 [a]	0.93 [a]	1.05	[a,c]	1.07 [a]	1.07 [a]	1.05 [a]	1.06 [a]	1.08 [a]
1.44	[a,c]	1.41 [a]	2.37 [a]	1.65 [a]	1.04 [a]	0.95 [a]	1.32	[a,c]	1.28 [a]	1.84 [a]	1.88 [a]	0.90 [a]	0.82 [a]
28	[d]	49	54	107	114	31	28	[d]	49	54	107	114	31

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$11.00		$9.07		$7.57	$13.43	$13.26	$11.90
Income from Investment Operations
Net investment income/(loss)	0.06	[a]	0.14	[a]	0.19 [a]	0.32 [a]	0.17 [a]	0.13 [a]
Net realized and unrealized gains/(losses) on investments	2.00		1.93		1.64	(5.52)	0.49	1.65
Total from investment operations	2.06		2.07		1.83	(5.20)	0.66	1.78
Less Distributions
Dividends from net investment income	(0.12)		(0.14)		(0.33)	(0.19)	(0.12)	(0.13)
Distributions from net realized capital gains[1]	—		—		—	(0.47)	(0.37)	(0.29)
Total distributions	(0.12)		(0.14)		(0.33)	(0.66)	(0.49)	(0.42)
Net asset value end of period	12.94		11.00		9.07	7.57	13.43	13.26
Net assets end of period (000s)	$59,553		$48,659		$41,250	$34,815	$78,346	$26,630
Ratios and Supplemental Data (%)
Total return	18.89%[b,d]		23.08%[b]		25.53%[b]	(40.47)%[b]	4.97%[b]	15.43%[b]
Ratio of total expenses to average net assets[2]	1.00	[c]	1.05		1.14	0.98	1.02	1.46
Ratio of net expenses to average net assets	0.95	[a,c]	0.95	[a]	0.98 [a]	0.95 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.14	[a,c]	1.33	[a]	2.02 [a]	2.47 [a]	1.52 [a]	1.45 [a]
Portfolio turnover	18	[d]	28		46	34	21	18

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$17.85		$14.88		$13.84	$22.52	$21.24	$19.50
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.07	[a]	0.08 [a]	0.10 [a]	0.11 [a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	4.18		2.97		1.05	(7.57)	1.68	2.04
Total from investment operations	4.23		3.04		1.13	(7.47)	1.79	2.07
Less Distributions
Dividends from net investment income	(0.08)		(0.07)		(0.05)	(0.10)	(0.02)	(0.02)
Distributions from net realized capital gains[1]	—		—		(0.04)	(1.11)	(0.49)	(0.31)
Total distributions	(0.08)		(0.07)		(0.09)	(1.21)	(0.51)	(0.33)
Net asset value end of period	22.00		17.85		14.88	13.84	22.52	21.24
Net assets end of period (000s)	$657,295		$611,885		$587,985	$751,873	$1,554,756	$1,928,482
Ratios and Supplemental Data (%)
Total return	23.73%[b,d]		20.50%[b]		8.28%[b]	(34.74)%[b]	8.52%[b]	10.72%[b]
Ratio of total expenses to average net assets[2]	0.86	[c]	0.88		0.88	0.85	0.84	0.83
Ratio of net expenses to average net assets	0.83	[a,c]	0.85	[a]	0.87 [a]	0.84 [a]	0.83 [a]	0.83 [a]
Ratio of net investment income to average net assets	0.29	[a,c]	0.39	[a]	0.50 [a]	0.40 [a]	0.44 [a]	0.19 [a]
Portfolio turnover	4	[d]	12		18	16	14	27

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class								Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31						6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009	2008	2007	2006			2010	2009	2008	2007	2006
(Unaudited)								(Unaudited)
$11.10		$9.04		$7.54	$13.38	$13.24	$11.90	$10.99		$9.07	$7.55	$13.37	$13.22	$11.88

0.06	[a]	0.35	[a]	(0.14)[a,h]	0.24 [a]	0.20 [a]	0.10 [a]	0.04	[a]	0.07 [a]	0.13 [a]	0.32 [a]	0.18 [a]	0.12 [a]
2.01		1.71		1.95	(5.46)	0.42	1.66	2.01		1.96	1.67	(5.55)	0.43	1.62
2.07		2.06		1.81	(5.22)	0.62	1.76	2.05		2.03	1.80	(5.23)	0.61	1.74

(0.11)		—		(0.31)	(0.15)	(0.11)	(0.13)	(0.09)		(0.11)	(0.28)	(0.12)	(0.09)	(0.11)
—		—		—	(0.47)	(0.37)	(0.29)	—		—	—	(0.47)	(0.37)	(0.29)
(0.11)		—		(0.31)	(0.62)	(0.48)	(0.42)	(0.09)		(0.11)	(0.28)	(0.59)	(0.46)	(0.40)
13.06		11.10		9.04	7.54	13.38	13.24	12.95		10.99	9.07	7.55	13.37	13.22
$1,274		$940		$64	$347	$434	$184	$5,747		$4,493	$2,326	$1,880	$5,908	$5,832

18.80%[b,d]		22.79%[b]		25.26%[b]	(40.66)%[b]	4.68%[b]	15.17%[b]	18.77%[b,d]		22.60%[b]	25.02%[b]	(40.69)%[b]	4.60%[b]	15.00%[b]
1.25	[c]	1.30		1.36	1.25	1.27	1.69	1.37	[c]	1.42	1.51	1.35	1.41	1.83
1.20	[a,c]	1.20	[a]	1.23 [a]	1.20 [a]	1.19 [a]	1.18 [a]	1.32	[a,c]	1.32 [a]	1.35 [a]	1.32 [a]	1.33 [a]	1.32 [a]
0.88	[a,c]	0.83	[a]	2.01 [a]	2.27 [a]	1.29 [a]	1.22 [a]	0.77	[a,c]	0.93 [a]	1.68 [a]	2.10 [a]	1.17 [a]	1.06 [a]
18	[d]	28		46	34	21	18	18	[d]	28	46	34	21	18

Administrative Class								Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31						6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009	2008	2007	2006			2010	2009	2008	2007	2006
(Unaudited)								(Unaudited)
$17.79		$14.82		$13.77	$22.40	$21.17	$19.46	$17.60		$14.67	$13.64	$22.18	$20.99	$19.33

0.01	[a]	(0.03)[a]		0.02 [a]	0.03 [a]	0.04 [a]	(0.02)[a]	(0.06)[a]		(0.06)[a]	(0.05)[a,h]	(0.05)[a]	(0.03)[a]	(0.09)[a]
4.17		3.03		1.08	(7.51)	1.68	2.04	4.18		3.01	1.12	(7.38)	1.71	2.06
4.18		3.00		1.10	(7.48)	1.72	2.02	4.12		2.95	1.07	(7.43)	1.68	1.97

(0.02)		(0.03)		(0.01)	(0.04)	—	—	—		(0.02)	—	—	—	—
—		—		(0.04)	(1.11)	(0.49)	(0.31)	—		—	(0.04)	(1.11)	(0.49)	(0.31)
(0.02)		(0.03)		(0.05)	(1.15)	(0.49)	(0.31)	—		(0.02)	(0.04)	(1.11)	(0.49)	(0.31)
21.95		17.79		14.82	13.77	22.40	21.17	21.72		17.60	14.67	13.64	22.18	20.99
$27,284		$20,185		$30,584	$32,878	$59,224	$57,301	$46,285		$41,740	$41,435	$48,176	$105,377	$138,916

23.52%[b,d]		20.29%[b]		8.00%[b]	(34.89)%[b]	8.21%[b]	10.48%[b]	23.43%[b,d]		20.10%[b]	7.86%[b]	(34.95)%[b]	8.08%[b]	10.28%[b]
1.11	[c]	1.13		1.13	1.10	1.09	1.08	1.23	[c]	1.25	1.25	1.22	1.22	1.23
1.08	[a,c]	1.10	[a]	1.12 [a]	1.09 [a]	1.08 [a]	1.08 [a]	1.20	[a,c]	1.22 [a]	1.24 [a]	1.22 [a]	1.21 [a]	1.23 [a]
0.03	[a,c]	0.12	[a]	0.23 [a]	0.16 [a]	0.18 [a]	(0.06)[a]	(0.08)[a,c]		0.02 [a]	0.12 [a]	0.03 [a]	0.06 [a]	(0.22)[a]
4	[d]	12		18	16	14	27	4	[d]	12	18	16	14	27

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL COMPANY VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007[f,g]
	(Unaudited)
Net asset value beginning of period	$7.79		$6.01		$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income/(loss)	—	[a]	—	[a]	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	1.15		1.79		1.43		(4.03)	(1.18)
Total from investment operations	1.15		1.79		1.47		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	—		(0.01)		(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	(0.31)		—		—		(0.21)	—
Total distributions	(0.31)		(0.01)		(0.07)		(0.30)	—
Net asset value end of period	8.63		7.79		6.01		4.61	8.88
Net assets end of period (000s)	$9,479		$8,995		$9,326		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	14.86%[b,d]		29.73%[b]		32.72%[b]		(46.07)%[b]	(11.20)%[b,d]
Ratio of total expenses to average net assets[2]	1.44	[c]	1.25		3.08		3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95	[c]	0.95	[a]	0.95	[a]	0.95 [a]	0.95	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.03)[a,c]		—	[a]	0.62	[a]	1.13 [a]	1.19	[a,c]
Portfolio turnover	3	[d]	124		47		57	22	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

f	For the period May 1, 2007 (inception) through October 31, 2007.

g	Formerly, Harbor SMID Value Fund.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class							Investor Class
6-Month Period Ended April 30, 2011	Year Ended October 31						6-Month Period Ended April 30, 2011	Year Ended October 31
	2010	2009		2008	2007[f,g]			2010	2009		2008	2007[f,g]
(Unaudited)							(Unaudited)
$7.78	$6.01	$4.61		$8.87	$10.00		$7.77	$6.01	$4.60		$8.86	$10.00

(0.01)[a]	(0.04)[a]	0.04	[a]	0.07 [a]	0.05	[a]	(0.04)[a]	(0.04)[a]	0.02	[a]	0.05 [a]	0.04	[a]
1.13	1.81	1.42		(4.05)	(1.18)		1.16	1.80	1.44		(4.04)	(1.18)
1.12	1.77	1.46		(3.98)	(1.13)		1.12	1.76	1.46		(3.99)	(1.14)

—	—	(0.06)		(0.07)	—		—	—	(0.05)		(0.06)	—
(0.31)	—	—		(0.21)	—		(0.31)	—	—		(0.21)	—
(0.31)	—	(0.06)		(0.28)	—		(0.31)	—	(0.05)		(0.27)	—
8.59	7.78	6.01		4.61	8.87		8.58	7.77	6.01		4.60	8.86
$1,104	$1,141	$670		$478	$887		$3,284	$5,466	$1,878		$525	$915

14.49%[b,d]	29.45%[b]	32.25%[b]		(46.11)%[b]	(11.30)%[b,d]		14.50%[b,d]	29.28%[b]	32.32%[b,d]		(46.22)%[b]	(11.40)%[b,d]
1.68 [c]	1.49	3.68		3.92	3.84	[c]	1.79 [c]	1.61	3.65		4.06	3.97	[c]
1.20 [a,c]	1.20 [a]	1.20	[a]	1.20 [a]	1.20	[a,c]	1.32 [a,c]	1.32 [a]	1.32	[a]	1.32 [a]	1.33	[a,c]
(0.26)[a,c]	(0.25)[a]	0.70	[a]	1.01 [a]	0.94	[a]	(0.40)[a,c]	(0.39)[a]	0.22	[a]	0.89 [a]	0.80	[a,c]
3 [d]	124	47		57	22	[d]	3 [d]	124	47		57	22	[d]

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2011

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. Each Fund (except Harbor Small Cap Value Fund and Harbor Small Company Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The foreign currency spot contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund has entered into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2011 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$3,804,723	$3,594,423
Harbor Mid Cap Growth Fund	459,192	426,373
Harbor Small Cap Growth Fund	166,952	174,171
VALUE FUNDS
Harbor Large Cap Value Fund	$98,006	$142,374
Harbor Mid Cap Value Fund	13,957	11,713
Harbor Small Cap Value Fund	30,172	139,850
Harbor Small Company Value Fund	467	4,336

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]
Harbor Mid Cap Growth Fund	0.75
Harbor Small Cap Growth Fund	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75
Harbor Small Cap Value Fund	0.75
Harbor Small Company Value Fund	0.75

a	A contractual waiver has reduced the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets above $10 billion through February 29, 2012.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Mid Cap Value Fund and Harbor Small Company Value Fund limiting the total expenses for each Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012. In addition, during the current year Harbor Large Cap Value Fund voluntarily limited its total expenses to 0.68%, 0.93%, and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	21,312	2	4	21,318	0.0%
Harbor Mid Cap Growth Fund	48,846	5	10	48,861	0.0
Harbor Small Cap Growth Fund	19,422	3	7	19,432	0.0
VALUE FUNDS
Harbor Large Cap Value Fund	48,952	4	8	48,964	0.0%
Harbor Mid Cap Value Fund	26,984	3	5	26,992	0.0
Harbor Small Cap Value Fund	11,357	2	3	11,362	0.0
Harbor Small Company Value Fund	123,376	109,060	108,781	341,217	0.2

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $156 for the six-month period ended April 30, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Domestic Equity Funds totaled $9 for the six-month period ended April 30, 2011. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$8,645,518	$3,353,381	$(14,898)	$3,338,483
Harbor Mid Cap Growth Fund*	647,715	200,087	(12,295)	187,792
Harbor Small Cap Growth Fund	441,709	154,959	(15,907)	139,052
VALUE FUNDS
Harbor Large Cap Value Fund*	$296,940	$56,497	$(1,466)	$55,031
Harbor Mid Cap Value Fund*	58,471	13,193	(6,313)	6,880
Harbor Small Cap Value Fund*	456,850	292,539	(15,631)	276,908
Harbor Small Company Value Fund	12,439	1,947	(783)	1,164

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The Funds did not use derivative instruments during the six-month period ended April 30, 2011.

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

72

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Capital Appreciation Fund
Institutional Class	0.66%
Actual		$3.52	$1,000	$1,154.20
Hypothetical (5% return)		3.31	1,000	1,021.44
Administrative Class	0.91%
Actual		$4.85	$1,000	$1,152.70
Hypothetical (5% return)		4.56	1,000	1,020.17
Investor Class	1.03%
Actual		$5.50	$1,000	$1,152.10
Hypothetical (5% return)		5.16	1,000	1,019.56
Harbor Mid Cap Growth Fund
Institutional Class	0.84%
Actual		$4.72	$1,000	$1,263.40
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$6.12	$1,000	$1,261.00
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.78	$1,000	$1,261.10
Hypothetical (5% return)		6.06	1,000	1,018.65

73

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.64	$1,000	$1,250.90
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$6.03	$1,000	$1,248.80
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.69	$1,000	$1,248.30
Hypothetical (5% return)		6.01	1,000	1,018.70
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.63	$1,000	$1,152.00
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$4.95	$1,000	$1,149.20
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.60	$1,000	$1,148.90
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Institutional Class	0.95%
Actual		$5.15	$1,000	$1,188.90
Hypothetical (5% return)		4.76	1,000	1,019.97
Administrative Class	1.20%
Actual		$6.51	$1,000	$1,188.00
Hypothetical (5% return)		6.01	1,000	1,018.70
Investor Class	1.32%
Actual		$7.16	$1,000	$1,187.70
Hypothetical (5% return)		6.60	1,000	1,018.09
Harbor Small Cap Value Fund
Institutional Class	0.83%
Actual		$4.61	$1,000	$1,237.30
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.99	$1,000	$1,235.20
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.65	$1,000	$1,234.30
Hypothetical (5% return)		6.01	1,000	1,018.70

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Small Company Value Fund
Institutional Class	0.95%
Actual		$5.06	$1,000	$1,148.60
Hypothetical (5% return)		4.76	1,000	1,019.97
Administrative Class	1.20%
Actual		$6.38	$1,000	$1,144.90
Hypothetical (5% return)		6.01	1,000	1,018.70
Investor Class	1.32%
Actual		$7.02	$1,000	$1,145.00
Hypothetical (5% return)		6.60	1,000	1,018.09
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 6, 7 and 8, 2011 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund).

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund) were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the current Lead Independent Trustee concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser of Harbor Mid Cap Growth Fund. The Trustees had received presentations by investment professionals from the Subadvisers for each of Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund) (as well as Harbor Mid Cap Growth Fund) at meetings of the Board of Trustees held in 2010. They reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees noted that the Fund’s Institutional Class had outperformed the universe medians according to Lipper data for the two-, three- and four-year periods ended December 31, 2010 and outperformed the group median for the three-year period ended December 31, 2010. The Fund’s performance for the four-year period ended December 31, 2010 equaled the group median, while the Fund underperformed the group medians for the one-, two- and five-year periods ended December 31, 2010 and the universe medians for the one- and five-year periods ended December 31, 2010. The Fund’s one-, three- and five-year rolling returns as of December 31, 2010 ranked in the fourth, first and third quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the three-, ten- and fifteen-year periods ended December 31, 2010, but had underperformed its benchmark for the one- and five-year periods ended December 31, 2010.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the Fund’s subadviser, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $41.8 billion in assets in this asset class, out of a firm-wide total of approximately $123.9 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $10.25 billion, showed that the Fund’s contractual management fee was at the group median for the Institutional Class, slightly above the group median for the Administrative Class and below the group median for the Investor Class. The actual total expense ratio for each share class of the Fund was below both the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the fee waiver is a contractual expense limitation in effect until February 29, 2012. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had outperformed in relation to its Lipper universe medians for the five-year period ended December 31, 2010, underperformed its Lipper universe medians for the one-, two-, three- and four-year periods ended December 31, 2010, and underperformed its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2010. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns ranked in the third, fourth and third quartiles, respectively, as of December 31, 2010. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the five-year period ended December 31, 2010, but had underperformed its benchmark for the one-, three-, and ten-year periods ended December 31, 2010.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”), the Fund’s subadviser, in managing assets generally and in the mid cap growth asset class specifically, noting that the Wellington portfolio manager responsible for Harbor Mid Cap Growth Fund managed approximately $3 billion in assets in this asset class, out of a firm-wide total of approximately $634 billion in assets under management. The Trustees noted the significant experience of the portfolio managers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $650 million, showed that the Fund’s contractual management fee was below the group median for each of the Institutional Class and Administrative Class and at the group median for the Investor Class. The Lipper data also showed that the actual total expense ratios for the Fund’s Institutional and Administrative Classes were below the group and universe medians. The actual total expense ratio for the Fund’s Investor Class was at the group median and below the universe median. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe and group medians for the one-, two-, three-, four- and five year periods ended December 31, 2010. The Morningstar data presented ranked each of the Fund’s one-, three- and five-year rolling returns as of December 31, 2010 in the first quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2010.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.9 billion in assets in this asset class, out of a firm-wide total of approximately $15.1 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $475 million, showed the Fund’s contractual management fee was below the group median for the Institutional, Administrative and Investor Classes. The Trustees also noted that the Fund’s actual total expense ratio for each share class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

79

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2010, its outperformance relative to its Lipper universe median for the four-year period ended December 31, 2010, and its underperformance relative to its Lipper universe medians for the one-, two-, three- and five-year periods ended December 31, 2010. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the fourth, fourth and third quartiles, respectively, for the periods ended December 31, 2010. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the one-, three-, five-, ten- and fifteen-year periods ended December 31, 2010. The Trustees noted that the Fund had changed subadvisers in May 2007 from Armstrong Shaw Associates, Inc. to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”).

The Trustees discussed the expertise of Cohen & Steers in managing assets generally and in the large cap value asset class specifically, noting that Cohen & Steers managed approximately $3.5 billion in assets in this asset class, out of a firm-wide total of approximately $34.5 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Cohen & Steers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed the Fund’s management fee was below the group median for the Institutional, Administrative and Investor Classes, and the actual total expense ratio for each of the Fund’s share classes was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above its Lipper group medians for the two- and three-year periods ended December 31, 2010 and below its Lipper group medians for the one-, four- and five-year periods ended December 31, 2010. The Fund’s performance was above its Lipper universe medians for the two- and three-year periods ended December 31, 2010 and below its Lipper universe medians for the one-, four- and five-year periods ended December 31, 2010. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, second and fourth quartiles, respectively, for the periods ended December 31, 2010. The Trustees considered the fact that the Fund outperformed its benchmark, the Russell Midcap® Value Index, for the three-year period ended December 31, 2010 but had underperformed its benchmark for the one- and five-year periods ended December 31, 2010.

The Trustees discussed the expertise of LSV Asset Management (“LSV”), the Fund’s subadviser, in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2 billion in assets in this asset class, out of a firm-wide total of approximately $64 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for the Fund’s Institutional, Administrative and Investor Classes were below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s Institutional Class underperformance relative to both its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods, each ended December 31, 2010. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns each ranked in the fourth quartile for the period ended December 31, 2010. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2000® Value Index, for the one-, three- and five-year periods ended December 31, 2010.

80

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3.4 billion in assets in this asset class out of $15.4 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $700 million, showed the Fund’s management fee was below the group median for each of the Institutional and Investor Classes and at the group median for the Administrative Class. The actual total expense ratios for the Fund’s Institutional and Administrative Classes were below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class was below the universe median but slightly above the group median expense ratios. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Small Company Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Company Value Fund (inception date May 1, 2007), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-, two- and three-year periods ended December 31, 2010. The Morningstar data presented showed that the Fund’s one- and three-year rolling returns each ranked in the first quartile for the period ended December 31, 2010. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one- and three-year periods ended December 31, 2010. The Trustees noted that the Fund commenced operations shortly before one of the most challenging market environments in recent history, making it difficult to accurately assess the Fund’s shorter-term performance record.

The Trustees discussed the expertise of Evercore Asset Management, LLC (“Evercore”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that Evercore managed approximately $232 million in assets in this asset class, out of a firm-wide total of approximately $482 million in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below its group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios of the Fund’s Institutional Class, Administrative Class and Investor Class were below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and noted that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated one Fund (Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund)) at a loss and, in certain cases, was waiving a portion of its advisory fee and/or reimbursing Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the existing Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

82

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Add name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE

David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (75) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

83

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a one-year term expiring December 31, 2011. Mr. Colhoun formerly served as a Trustee for Harbor Funds since its inception in 1986.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

84

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

85

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

86

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

87

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

88

Glossary—Continued

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

89

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2011/286,760	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.DE.0411

Semi-Annual Report

April 30, 2011

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2011
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	15.70%	15.55%	15.50%
Harbor International Growth Fund	11.12	10.87	10.79
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	13.91%	13.77%	13.82%
Harbor Global Growth Fund	16.12	16.01	15.93

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2011
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	12.71%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	13.24
Morgan Stanley Capital International World (MSCI World (ND)); global equity	14.75
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	14.06
Morgan Stanley Capital International Emerging Markets Index (MSCI EM); global equity	9.74

	EXPENSE RATIOS[1]					Morningstar Average [2]
	2007*	2008*	2009*	2010*	2011[b]
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.81%	0.79%	0.83%	0.79%	0.76%	1.07%
Administrative Class	1.06	1.04	1.09	1.04	1.01	1.37
Investor Class	1.19	1.16	1.20	1.16	1.13	1.45
Harbor International Growth Fund
Institutional Class	0.88%	0.89%	0.91%	0.87%	0.85%	1.14%
Administrative Class	1.12	1.14	1.16	1.13	1.10	1.48
Investor Class	1.25	1.26	1.27	1.25	1.22	1.49
GLOBAL EQUITY FUNDS
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.14%
Administrative Class	1.25	1.25	1.25	1.25	1.25	1.33
Investor Class	1.38	1.37	1.37	1.37	1.37	1.42
Harbor Global Growth Fund
Institutional Class	N/A	N/A	1.00%[a]	1.00%	1.00%	1.14%
Administrative Class	N/A	N/A	1.25 [a]	1.25	1.25	1.33
Investor Class	N/A	N/A	1.37 [a]	1.37	1.37	1.42

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.
b	Unaudited annualized figure for six-month period ended April 30, 2011.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International and global stocks recorded solid returns for the first half of fiscal 2011. Global equity markets reacted favorably to the encouraging signs of economic recovery in many parts of the world, which outweighed the political uncertainties in the Middle East and Northern Africa, the tragic earthquake and tsunami in Japan and lingering concerns about excessive levels of debt in certain countries.

The MSCI EAFE (ND) Index of stocks in developed international markets returned 12.71%. (All international and global returns are in U.S. dollars.) For U.S.-based investors, a weakening U.S. dollar gave a strong boost to the returns of foreign equities and contributed over 5% to the total return for the index. The MSCI All Country World Index recorded a return of 14.06%, while the MSCI Emerging Markets (ND) Index gained 9.74%.

Harbor International and Global Equity Funds

The Harbor International Fund had a return of 15.70% (Institutional Class), outpacing its MSCI EAFE Index benchmark by 299 basis points, or 2.99 percentage points. The Harbor International Fund also continued to outperform its benchmark for the latest 5 years and 10 years, and since the Fund’s inception in 1987. The Harbor Global Growth Fund gained 16.12% (Institutional Class) and exceeded the return of its MSCI All Country World Index benchmark by 206 basis points. The Harbor International Growth Fund and the Harbor Global Value Fund lagged their respective benchmarks in the fiscal first half.

We always encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2011
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	12.71%	19.18%	1.54%	5.29%	9.47%
MSCI World (ND) Index (global stocks)	14.75	18.25	2.32	3.90	9.56
MSCI EM Index (emerging markets)	9.74	20.67	9.85	16.58	N/A

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%	18.39%	3.68%	4.11%	10.86%
S&P 500 Index (large cap stocks)	16.36	17.22	2.95	2.82	11.06
Russell Midcap® Index (mid cap stocks)	20.67	23.36	5.14	7.95	12.53
Russell 2000® Index (small cap stocks)	23.73	22.20	3.89	7.34	10.03
Russell 3000® Growth Index	17.77	21.62	5.05	2.38	9.69
Russell 3000® Value Index	17.53	15.17	1.47	4.63	11.71

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	1.92%	7.06%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.11%	13.34%	9.21%	8.72%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	0.02	5.36	6.33	5.74	9.10
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.09	0.17	2.16	2.19	5.47

Domestic Equity, Strategic Markets, and Fixed Income

U.S. stocks had a very strong first half of fiscal 2011. The Russell 3000® Index, a broad measure of the U.S. equities market, had a return of 17.65% for the six months ending April 30, highlighting the broad strength in the domestic equity markets. Small cap stocks recorded the best returns, followed by mid caps and large caps. Growth stocks outperformed value in small cap and mid cap, while large cap value stocks slightly outpaced large cap growth.

Commodities moved sharply higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 19.19%. Fixed income markets recorded modest returns amid concerns over the threat of longer-term inflation. The broad taxable investment-grade bond market was virtually unchanged, posting a return of 0.02%. The high-yield market returned 6.11%, reflecting a willingness by investors to assume added risk in return for incremental yield. Money market investments again produced only slightly positive returns as the Federal Reserve held short-term rates at near-zero levels.

2

New Harbor Funds

Harbor has added three new mutual funds to its lineup since the start of fiscal 2011.

•

The Harbor Flexible Capital Fund invests primarily in equities and other securities selected for long-term growth potential. The Fund may invest in securities of small, mid or large cap companies throughout the world. The Portfolio Manager is A. Douglas Rao, a Portfolio Manager and Senior Analyst at Marsico Capital Management, LLC. Marsico also manages the Harbor International Growth Fund and the Harbor Global Growth Fund.

•

The Harbor Convertible Securities Fund invests primarily in a portfolio of convertible bonds, with a focus on corporate issuers rated below investment grade. The Portfolio Manager is Raymond F. Condon, a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. Shenkman also manages the Harbor High-Yield Bond Fund.

•

The Harbor Emerging Markets Debt Fund invests primarily in fixed income securities that are tied economically to emerging markets countries. The Fund will invest in U.S. dollar and non-U.S. denominated fixed income securities. The Fund has a team of Portfolio Managers including Peter J. Wilby, Chief Investment Officer of Stone Harbor Investment Partners LP, along with Stone Harbor Portfolio Managers Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David A. Oliver, and Christopher M. Wilder.

The Harbor Flexible Capital Fund began operations March 1, 2011, while the Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund were introduced effective May 1, 2011. As always, investors should read a fund’s prospectus carefully before investing.

Investing for the Long-Term

At the start of the fiscal second half, optimism about the economic recovery in the United States and around the world began to fade and equity markets gave up most of the gains of the 2011 calendar year. Indications of slower than expected growth and concern about Greece and other countries with excessive debt were factors in the declining equity markets.

Market swings are common. Even the most experienced investors cannot predict short-term market movements on a consistent basis. We encourage investors to take a long-term perspective when investing and to maintain a diversified asset allocation. A diversified portfolio of stocks, bonds, and cash, that reflects your tolerance for risk, should help you reach your financial goals over the longer term. Harbor Funds offers a number of equity, strategic markets, and fixed income funds to help investors develop an asset allocation plan to meet their investment objectives.

Thank you for your investment in Harbor Funds.

June 23, 2011

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities moved broadly higher in the six months ended April 30, 2011. The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 12.71% (all returns cited are in U.S. dollars). The gains came despite concerns over a variety of issues, including the potential impact of the earthquake, tsunami, and resulting nuclear-power crisis in Japan, a surge in oil prices sparked by political unrest in the Middle East and North Africa, and continued sovereign debt problems in the euro zone.

Growth stocks modestly outperformed value, with the MSCI EAFE Growth (ND) Index posting a return of 13.24% while the MSCI EAFE Value (ND) Index gained 12.11%. Emerging markets advanced at a slower pace, with the MSCI Emerging Markets Index registering a return of 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

All economic sectors within the MSCI EAFE (ND) Index had positive returns, led by Energy and Materials with gains of 20% or better. The Utilities sector, up 2%, had the weakest performance within the index. From a country-level perspective, the United Kingdom, Germany, France, and Switzerland were among the biggest contributors to index returns; all posted double-digit gains.

PERFORMANCE

The Harbor International Fund outperformed the MSCI EAFE (ND) Index for the fiscal half-year and maintained its long-term outperformance of the benchmark. The Fund returned 15.70% (Institutional Class), 15.55% (Administrative Class), and 15.50% (Investor Class), compared with the index return of 12.71%. From a longer-term perspective, the Fund outperformed the benchmark by substantial margins for the 5 and 10 years ended April 30, 2010.

Stock selection, which has often been the primary driver of Fund performance over the years, contributed the majority of the excess return over the benchmark. The Industrials sector was the best-performing area of the portfolio, with a return of 31% versus 18% for the index. Leading contributors within the sector included Sweden-based Atlas Copco, a global industrial group; the Swedish engineering group Sandvik; Schneider Electric, headquartered in France and a global leader in power distribution and automation; and the Swiss-based ABB Group, a leader in power and automation technologies.

Materials names, up 21%, were an important source of portfolio returns. Among the biggest contributors were Xstrata, a global diversified mining group based in Switzerland; Linde, an international industrial gases and engineering company with headquarters in Germany; and Swiss cement maker Holcim. The Fund’s investments in Consumer Discretionary names were important contributors to both absolute and relative performance. In aggregate, the Fund’s Consumer Discretionary names returned 22% versus 12% for the index. Swiss luxury-goods company Richemont, up 29%, was the portfolio’s biggest contributor from the Consumer Discretionary sector. Among individual stocks, other major contributors included Health Care holding Novo Nordisk, based in

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Atlas Copco AB	3.0%
Novo Nordisk AS	2.8
Linde AG	2.4
British American Tobacco plc	2.3
Compagnie Financiere Richemont SA	2.2
Xstrata plc	2.2
Fanuc Corporation	2.1
Nestle SA	2.0
Schneider Electric SA	2.0
BHP Billiton plc	1.9

Denmark and a global leader in diabetes care, and BG Group in the Energy sector, a global oil and gas company headquartered in England.

The Fund’s investments in the Financials sector added about 200 basis points, or 2 percentage points, to absolute returns but detracted slightly from performance relative to the benchmark. In aggregate, Financials names in the portfolio returned a positive 9% compared with a 10% return by those in the index. The Fund’s Telecommunications holdings, down 4%, also hurt relative performance. Among individual stocks, the biggest detractors from relative performance included Financials sector holding China Life Insurance, down 19%, and China Mobile in the Telecommunications sector, off 10%.

From the standpoint of sector positioning, a near-zero exposure to the Utilities sector proved to be an important plus for relative performance, as it was the weakest area of the index. Veolia Environnement, a French company with businesses in water supply and waste management, and the Fund’s only Utilities holding, was down 6% before being eliminated from the portfolio. An above-index weighting in Materials, one of the better-performing sectors, also helped performance relative to the benchmark.

In terms of country exposures, a significantly underweighted position in Japan, one of the weakest performing areas of the index, had the most positive impact on Fund performance relative to the benchmark. The Fund’s exposure to Japanese companies was slightly below 6% of the portfolio compared with 21% of the index. Conversely, the Fund’s exposure to shares of Brazilian companies, which had an aggregate return of less than 2%, hurt relative performance. Brazil, which is not a constituent of the index, represented about 8% of the portfolio.

OUTLOOK AND STRATEGY

Compared with the benchmark, the largest over-weighted exposures in the Fund as of April 30, 2011, were in the Consumer Staples, Materials, and Industrials Sectors. The most significant under-weights were in Utilities, Consumer Discretionary, and Telecommunications. From a country-level perspective, the largest over-weights in the portfolio were in Brazil, France, Switzerland, and Sweden. The most significantly underweighted positions were in Japan, the United Kingdom, and Australia. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

We continue to see China as the leading growth engine of the world for the foreseeable future. While our direct holdings in China are limited, we do have significant exposure through investments in mining, energy, manufacturing, and high-end consumer goods companies that we believe are poised to benefit from this growth. We also are well positioned to take advantage of investment opportunities in Brazil, another country where we anticipate a continuation of strong and sustainable growth.

World markets continue to reflect a measure of uncertainty over the stability of economic recovery in Europe, Asia, and the United States, as well as concerns over the ongoing impact of the earthquake and tsunami damage in Japan, the magnitude of many countries’ debt levels, and other significant structural problems. We monitor these issues closely as we travel throughout the world, meeting with company management, economists, and analysts, in our search for long-term investment opportunities.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.76%[a,b]

Total Net Assets (000s)	$30,577,970

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$2,398,615

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.13%[a,b]

Total Net Assets (000s)	$4,217,435

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	21		25

Weighted Average Market Cap (MM)	$58,163		$49,389

Price/Earning Ratio (P/E)	17.5x		18.8x

Price/Book Ratio (P/B)	2.3x		1.9x

Beta vs. MSCI EAFE (ND) Index	1.09		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	7%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor International Fund
Institutional Class	15.70%	25.76%	6.03%	10.87%	12/29/1987	$140,314
Comparative Index
MSCI EAFE (ND)	12.71%	19.18%	1.54%	5.29%	—	$83,728

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor International Fund
Administrative Class	15.55%	25.47%	5.77%	14.99%	11/01/2002	$32,765
Investor Class	15.50%	25.32%	5.65%	14.82%	11/01/2002	$32,358
Comparative Index
MSCI EAFE (ND)	12.71%	19.18%	1.54%	10.66%	—	$23,643

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Net) and 0.80% (Gross) (Institutional Class); 1.04% (Net) and 1.05% (Gross) (Administrative Class); and 1.16% (Net) and 1.17% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.6%)

COMMON STOCKS—91.3%

Shares		Value (000s)

AUTOMOBILES—1.8%
8,644,126	Daimler AG (GER)	$668,073

BEVERAGES—5.0%
10,547,605	Anheuser-Busch InBev NV (BEL)	673,126
28,824,534	Diageo plc (UK)	586,386
5,969,642	Pernod-Ricard SA (FR)	599,625

		1,859,137

BUILDING PRODUCTS—1.2%
6,713,274	Compagnie de Saint-Gobain (FR)	463,213

CAPITAL MARKETS—1.4%
26,315,745	UBS AG (SWS)*	526,646

CHEMICALS—4.0%
4,871,472	Linde AG (GER)	876,697
1,688,523	Syngenta AG (SWS)*	597,159

		1,473,856

COMMERCIAL BANKS—11.1%
28,992,476	Banco Santander SA (SP)	370,248
8,870,916	BNP Paribas (FR)	701,285
48,095,905	DBS Group Holdings Ltd. (SGP)	589,269
11,254,511	Erste Group Bank AG (AUT)	568,208
24,469,801	Itau Unibanco Holding SA ADR (BR)[1]	581,158
5,350,000	Societe Generale (FR)	357,529

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
20,110,227	Standard Chartered plc (UK)	$558,901
25,833,688	United Overseas Bank Ltd. (SGP)	414,498

		4,141,096

CONSTRUCTION MATERIALS—2.6%
12,664,225	CRH plc (IE)	311,830
7,371,027	Holcim Ltd. (SWS)	642,253

		954,083

DIVERSIFIED FINANCIAL SERVICES—1.4%
20,901,905	Investor AB (SW)	520,609

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
18,259,974	Telefonica SA (SP)	490,557

ELECTRICAL EQUIPMENT—3.7%
23,464,275	ABB Ltd. (SWS)*	647,973
4,097,951	Schneider Electric SA (FR)	723,996

		1,371,969

FOOD PRODUCTS—3.8%
9,010,902	Danone (FR)	659,745
11,961,100	Nestle SA (SWS)	742,406

		1,402,151

HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
3,692,127	Cie Generale d’Optique Essilor International SA (FR)	309,150

HOTELS, RESTAURANTS & LEISURE—1.9%
4,227,626	Accor SA (FR)	187,867
132,000,000	Genting Bhd (MAL)	517,655

		705,522

INDUSTRIAL CONGLOMERATES—1.0%
127,539,047	Sime Darby Berhad (MAL)	388,559

INSURANCE—5.1%
4,445,950	Allianz SE (GER)	698,508
30,219,968	AXA SA (FR)	677,472
95,461,000	China Life Insurance Co. Ltd. (CHN)	341,218
39,873,600	China Pacific Insurance Group Co. Ltd. (CHN)	172,341

		1,889,539

MACHINERY—8.9%
38,789,331	Atlas Copco AB (SW)	1,139,250
4,614,700	Fanuc Corporation (JP)	772,498
10,425,400	Komatsu Ltd. (JP)	367,593
29,402,636	Sandvik AB (SW)	623,328
21,065,000	Volvo AB (SW)	413,977

		3,316,646

MARINE—1.0%
35,154	A.P. Moller - Maersk AS (DEN)	356,289

MEDIA—0.8%
8,523,802	JC Decaux SA (FR)*	297,670

METALS & MINING—6.5%
8,621,871	Anglo American plc (UK)	451,950
8,825,108	Anglo American plc ADR (UK)[1]	230,071
4,361,609	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	222,355
16,878,648	BHP Billiton plc (UK)	713,629
31,550,912	Xstrata plc (UK)	809,253

		2,427,258

OFFICE ELECTRONICS—1.8%
14,246,900	Canon Inc. (JP)	670,923

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—7.0%
24,235,460	BG Group plc (UK)	$624,102
14,422,607	ENI SpA (IT)	386,146
355,500,000	PetroChina Company Ltd. (CHN)	514,194
10,773,644	Royal Dutch Shell plc (NET)	416,178
2,435,909	Royal Dutch Shell plc ADR (NET)[1]	188,734
15,884,779	Statoil ASA (NOR)	465,327

		2,594,681

PAPER & FOREST PRODUCTS—0.3%
7,260,666	Fibria Celulose SA ADR (BR)[1]	117,260

PERSONAL PRODUCTS—0.8%
2,331,740	L’Oreal SA (FR)	295,580

PHARMACEUTICALS—5.5%
8,532,508	Novartis AG (SWS)	505,979
8,193,084	Novo Nordisk AS (DEN)	1,037,189
3,119,593	Roche Holding AG (SWS)	506,372

		2,049,540

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.5%
2,314,176	Unibail-Rodamco SE (FR)	541,413

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
33,768,000	Cheung Kong Holdings Ltd. (HK)	532,941

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
	Taiwan Semiconductor Manufacturing Co. Ltd.
25,420,287	ADR (TW)[1]	343,174

TEXTILES, APPAREL & LUXURY GOODS—2.2%
12,837,615	Compagnie Financiere Richemont SA (SWS)	830,326
10,835,055	Nova America SA (BR)*	—	[z]

		830,326

TOBACCO—5.2%
19,021,626	British American Tobacco plc (UK)	831,190
16,974,147	Imperial Tobacco Group plc (UK)	598,719
126,437	Japan Tobacco Inc. (JP)	491,371

		1,921,280

WIRELESS TELECOMMUNICATION SERVICES—1.4%
54,499,000	China Mobile Ltd. (CHN)	502,010

TOTAL COMMON STOCKS (Cost $21,670,550)		33,961,151

PREFERRED STOCKS—5.1%
COMMERCIAL BANKS—1.9%
34,676,361	Banco Bradesco SA (BR)	692,337

METALS & MINING—1.1%
14,178,000	Vale SA (BR)	415,192

OIL, GAS & CONSUMABLE FUELS—1.9%
42,345,000	Petroleo Brasileiro SA (BR)	689,062

PAPER & FOREST PRODUCTS—0.2%
9,545,875	Suzano Papel e Celulose SA (BR)	93,384

PREFERRED STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	$—	[z]

TOTAL PREFERRED STOCKS (Cost $324,912)		1,889,975

SHORT-TERM INVESTMENTS—3.6%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corporation
$84,257	0.050%–05/03/2011-05/04/2011	84,257
76,088	0.130%–05/12/2011-05/17/2011	76,088
80,665	0.140%–05/10/2011-05/11/2011	80,665

		241,010

	Chevron Corporation
50,000	0.070%–05/03/2011	50,000
150,000	0.080%–05/05/2011-05/09/2011	150,000
50,000	0.110%–05/02/2011	50,000

		250,000

	Exxon Mobil Corporation
45,158	0.050%–05/06/2011	45,158
163,663	0.080%–05/16/2011-05/19/2011	163,663

		208,821

	General Electric Company
45,158	0.070%–05/06/2011	45,158
69,102	0.100%–05/03/2011-05/04/2011	69,102
46,681	0.120%–05/02/2011	46,681
45,159	0.130%–05/20/2011	45,159

		206,100

	HSBC Finance Corporation
73,988	0.050%–05/12/2011-05/13/2011	73,988
63,754	0.090%–05/04/2011-05/05/2011	63,754
40,552	0.120%–05/11/2011	40,552

		178,294

	Toyota Motor Credit Corporation
194,768	0.090%–05/09/2011-05/19/2011	194,768
48,236	0.100%–05/06/2011	48,236

		243,004

TOTAL SHORT-TERM INVESTMENTS (Cost $1,327,229)		1,327,229

TOTAL INVESTMENTS—100.0% (Cost $23,322,691)		37,178,355

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		15,665

TOTAL NET ASSETS—100.0%		$37,194,020

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$222,355	$—	$—	$222,355
Europe	418,805	26,003,329	—	26,422,134
Latin America	698,418	—	—	698,418
Pacific Basin	343,174	6,275,070	—	6,618,244
Preferred Stocks
Latin America	1,889,975	—	—	1,889,975
Short-Term Investments
Commercial Paper	—	1,327,229	—	1,327,229

Total Investments	$3,572,727	$33,605,628	$—	$37,178,355

There were no material Level 3 holdings at October 31, 2010 or April 30, 2011. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

z	Fair valued in accordance with Harbor Funds Valuation Procedures.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Munish Malhotra

Since 2011

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Munish Malhotra

Management’s Discussion of

Fund Performance

MARKET REVIEW

International equities demonstrated considerable strength during the six months ended April 30, 2011. Although a global growth recovery seemed to be gaining further traction, international markets faced renewed concerns regarding the euro zone’s financial stability, nascent signs of higher inflation in some countries (especially those whose inflation indices are significantly influenced by food prices), and fiscal and monetary policy tightening measures undertaken—or being contemplated—in China, India, and Brazil. Rapidly-escalating geopolitical developments in the Middle East and North Africa, the disastrous earthquake and tsunami in Japan, and fears of a major nuclear crisis there, were further areas of concern.

Developed international markets, as measured by the MSCI EAFE (ND) Index, posted a return of 12.71% (all returns cited are in U.S. dollar terms). Emerging market performance was a bit softer, on fears of inflationary factors, slower growth in China, and unrest in the Middle East. The MSCI Emerging Markets Index posted a return of 9.74%.

International growth equities modestly outperformed international value equities, primarily as a result of weakness in financial companies, which tend to be more heavily weighted in value-oriented indices. The MSCI EAFE Growth (ND) Index posted a return of 13.24%, while the MSCI EAFE Value (ND) Index had a return of 12.11%.

All 10 of the MSCI EAFE Growth (ND) Index economic sectors registered positive returns. Energy, up 27%, was the strongest-performing sector of the index, while Industrials and Materials rose 19% and 18%, respectively. Financials was the weakest-performing sector with a return of 3%.

PERFORMANCE

The Harbor International Growth Fund returned 11.12% (Institutional Class), 10.87% (Administrative Class), and 10.79% (Investor Class) for the six months, compared with the 13.24% return of its MSCI EAFE Growth (ND) Index benchmark. Several factors led to the Fund’s underperformance as compared with its benchmark index. The Fund’s sector allocations, which are primarily a residual of its stock selection process, hampered returns. The Fund had more exposure to the weak-performing Financials sector than the benchmark while being underweight in the strong-performing Materials sector.

Stock selection in the Energy sector was another material detractor from performance. Brazil-headquartered OGX Petroleo e Gas Participacoes, the Fund’s largest individual holding as of April 30, posted a double-digit negative return. The Fund continued to maintain its position in OGX due to the company’s impressive oil and natural gas reserves off the coast of Brazil. Stock selection in the weak-performing Financials sector had an adverse effect on performance. Japanese real estate position Sumitomo Realty & Development and India-based ICICI Bank posted negative returns. Citigroup, added to the portfolio due to its growing presence in emerging markets and efforts to capture market share with affluent consumers, declined 5%. Several of the Fund’s Consumer Discretionary positions struggled. Hong Kong-based manufacturer, exporter, and distributor of retail goods Li & Fung and Brazilian real estate company PDG Realty S/A Empreendimentos e Participacoes posted negative returns. PDG Realty was sold from the portfolio.

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
OGX Petroleo e Gas Participacoes SA	4.5%
Energy Services Inc.	3.0%
Li & Fung Ltd.	3.0%
Swatch Group AG	3.0%
ASML Holding NV	2.9%
Honda Motor Co. Ltd.	2.7%
Schneider Electric SA	2.7%
Citigroup Inc.	2.6%
Industria de Diseno Textil SA	2.5%
Canadian National Railway Co.	2.4%

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect its performance. For the latest six months, currency fluctuations had a negative effect on results relative to the benchmark, even though some foreign currencies rose and the U.S. dollar showed modest weakness. Among other factors, the Fund had no investments in securities of companies traded in the Australian dollar. This detracted from returns as the Australian dollar appreciated substantially versus the U.S. dollar and many other major world currencies.

Areas of strength for the Fund included stock selection in the Information Technology, Materials, and Industrials sectors. Several of the Fund’s Chinese Internet technology companies posted sizeable gains, including SINA and Baidu. Other leading Technology holdings included United Kingdom-based semiconductor company ARM and Argentina-headquartered e-commerce company MercadoLibre. Materials positions were led by German chemical company BASF, Netherlands-based chemicals company LyondellBasell Industries, and German integrated materials and technology group Thyssen Krupp. In the Industrials sector, Japanese construction equipment manufacturer Komatsu, French electrical distribution and equipment firm Schneider Electric, Germany-based electronics and engineering firm Siemens, and Canadian National Railway each had a meaningful, positive impact on performance.

OUTLOOK AND STRATEGY

As of April 30, 2011, the Fund’s largest sector over-weights relative to its benchmark index were in Consumer Discretionary and Financials. The most significant under-weights relative to the index were in the Consumer Staples, Materials, Health Care, and Industrials sectors. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings were in Japan, the United Kingdom, Germany, France, and Brazil, although exposure to the United Kingdom and Japan represented underweighted postures relative to the benchmark. We increased the Fund’s allocation to Japanese stocks in the aftermath of the earthquake, based on our view that the nuclear crisis would be contained and that the market was over-reacting to the potential negative impact that the earthquake and nuclear problem could have on economic activity. Most of the Fund’s purchase activity was associated with adding to existing holdings, comprised predominately of Industrials and Consumer Discretionary companies.

In addition to Brazil, the Fund held several positions domiciled in emerging markets, including China, India, and Argentina. Such emerging markets exposure represented approximately 16% of the portfolio’s net assets as April 30. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Expense Ratio	0.85%[a]

Total Net Assets (000s)	$2,031,652

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Expense Ratio	1.10%[a]

Total Net Assets (000s)	$1,623

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Expense Ratio	1.22%[a]

Total Net Assets (000s)	$39,635

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	18		25

Weighted Average Market Cap (MM)	$41,784		$44,016

Price/Earning Ratio (P/E)	19.4x		21.3x

Price/Book Ratio (P/B)	2.3x		2.7x

Beta vs. MSCI EAFE Growth (ND) Index	1.11		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	58%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Unannualized.

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor International Growth Fund
Institutional Class	11.12%	22.24%	1.83%	1.48%	11/01/1993	$57,935
Comparative Index
MSCI EAFE Growth (ND)	13.24%	21.40%	2.44%	4.72%	—	$79,337

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor International Growth Fund
Administrative Class	10.87%	21.78%	1.57%	8.90%	11/01/2002	$20,637
Investor Class	10.79%	21.70%	1.45%	8.77%	11/01/2002	$20,428
Comparative Index
MSCI EAFE Growth (ND)	13.24%	21.40%	2.44%	9.98%	—	$22,447

As stated in the Fund’s current prospectus, the expense ratio were 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 2.3%)

COMMON STOCKS—97.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.2%
2,211,836	Rolls-Royce Group plc (UK)	$23,788
212,336,256	Rolls-Royce Group plc - C Shares (UK)	355

		24,143

AUTOMOBILES—2.7%
1,479,400	Honda Motor Co. Ltd. (JP)	56,874

BEVERAGES—2.1%
347,316	Anheuser-Busch InBev NV (BEL)	22,165
219,702	Pernod-Ricard SA (FR)	22,068

		44,233

CAPITAL MARKETS—1.6%
696,629	Julius Baer Group Ltd. (SWS)	32,601

CHEMICALS—6.1%
613,501	BASF SE (GER)*	62,997
963,851	LyondellBasell Industries NV (US)	42,892
128,573	Novozymes AS (DEN)	22,234

		128,123

COMMERCIAL BANKS—8.7%
1,852,327	Banco Bilbao Vizcaya Argentaria SA (SP)	23,727
9,249,844	Barclays plc (UK)	43,974
5,702,693	Commerzbank AG (GER)*	35,729
804,202	ICICI Bank Ltd. ADR (IND)[1]	40,532
1,302,712	Standard Chartered plc (UK)	36,205

		180,167

COMPUTERS & PERIPHERALS—1.6%
6,150,000	Toshiba Corporation (JP)	32,748

DISTRIBUTORS—3.0%
11,997,000	Li & Fung Ltd. (HK)	61,554

COMMON STOCKS—97.7%

Shares		Value (000s)

DIVERSIFIED CONSUMER SERVICES—0.6%
579,100	Anhanguera Educacional Participacoes SA (BR)	$12,884

DIVERSIFIED FINANCIAL SERVICES—5.6%
11,682,273	Citigroup Inc. (US)*	53,621
2,914,500	Criteria Caixacorp SA (SP)	21,499
1,761,100	Hong Kong Exchanges and Clearing Ltd. (HK)	40,273

		115,393

DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
8,469,000	China Unicom Hong Kong Ltd. (HK)	17,409

ELECTRICAL EQUIPMENT—4.4%
315,564	Schneider Electric SA (FR)	55,751
989,026	Sensata Technologies Holding NV (US)*	34,725

		90,476

FOOD & STAPLES RETAILING—0.9%
531,000	FamilyMart Company Ltd. (JP)	19,274

FOOD PRODUCTS—1.1%
358,832	Nestle SA (SWS)	22,272

HOTELS, RESTAURANTS & LEISURE—3.2%
402,357	Accor SA (FR)	17,880
528,280	Arcos Dorados Holdings Inc. (US)*	11,638
20,136,000	Genting Singapore plc (SGP)*	35,763
236,800	Wynn Macau Ltd. (HK) *	850

		66,131

INDUSTRIAL CONGLOMERATES—2.0%
279,589	Siemens AG (GER)	40,669

INTERNET & CATALOG RETAIL—1.1%
598,600	Dena Co. Ltd. (JP)	22,471

INTERNET SOFTWARE & SERVICES—4.2%
155,763	Baidu Inc. ADR (CHN)[1]*	23,134
239,257	MercadoLibre Inc. (AR)	21,868
222,697	Sina Corporation (CHN)*	30,009
210,575	Youku.com Inc. ADR (CHN)[1]*	12,449

		87,460

MACHINERY—4.0%
206,100	Fanuc Corporation (JP)	34,501
1,352,700	Komatsu Ltd. (JP)	47,695

		82,196

MEDIA—1.1%
386,078	Publicis Groupe SA (FR)	21,871

METALS & MINING—4.7%
361,187	Teck Resources Ltd. (CAN)	19,633
964,138	ThyssenKrupp AG (GER)	44,326
1,304,360	Xstrata plc (UK)	33,456

		97,415

OFFICE ELECTRONICS—1.8%
806,300	Canon Inc. (JP)	37,971

OIL, GAS & CONSUMABLE FUELS—9.1%
9,148,300	CNOOC Ltd. (HK)	22,739
8,601,500	OGX Petroleo e Gas Participacoes SA (BR)*	92,346
1,381,125	Pacific Rubiales Energy Corp. (CAN)	41,967
1,319,126	Tullow Oil plc (UK)	31,650

		188,702

PHARMACEUTICALS—1.9%
313,321	Novo Nordisk AS (DEN)	39,664

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

REAL ESTATE MANAGEMENT & DEVELOPMENT—5.2%
4,213,700	BR Malls Participacoes SA (BR)	$44,355
6,762,000	Hang Lung Properties Ltd. (HK)	30,109
1,569,000	Sumitomo Realty & Development Co. Ltd. (JP)	32,477

		106,941

ROAD & RAIL—2.4%
656,705	Canadian National Railway Co. (CAN)	50,849

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
2,391,118	ARM Holdings plc (UK)	24,783
1,464,270	ASML Holding NV (NET)	61,034

		85,817

SPECIALTY RETAIL—3.7%
588,930	Industria de Diseno Textil SA (SP)	52,815
347,100	Yamada Denki Co. Ltd. (JP)	24,386

		77,201

TEXTILES, APPAREL & LUXURY GOODS—5.1%
307,030	Adidas AG (GER)	22,881
457,906	Pandora AS (DEN)	20,648
127,792	Swatch Group AG (SWS)	62,929

		106,458

TRADING COMPANIES & DISTRIBUTORS—1.9%
5,335,000	Marubeni Corporation (JP)	38,975

COMMON STOCKS—Continued

Shares		Value (000s)
WIRELESS TELECOMMUNICATION SERVICES—1.8%
344,352	Millicom International Cellular SA (LUX)	$37,307

TOTAL COMMON STOCKS (Cost $1,661,876)		2,026,249

SHORT-TERM INVESTMENTS—3.0%
(Cost $61,473)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$61,473	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $62,705)	61,473

TOTAL INVESTMENTS—100.7% (Cost $1,723,349)		2,087,722

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(14,812)

TOTAL NET ASSETS—100.0%		$2,072,910

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Sell)	State Street Bank and Trust Company	$173,264	$164,975	07/08/2011	$(8,289)

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$37,307	$899,971	$—	$937,278
Latin America	171,453	—	—	171,453
Middle East/Central Asia	40,532	—	—	40,532
North America	255,325	—	—	255,325
Pacific Basin	65,592	556,069	—	621,661
Short-Term Investments
Repurchase Agreements	—	61,473	—	61,473

Total Investments in Securities	$570,209	$1,517,513	$—	$2,087,722

Investments in Other Financial Instruments
Forward Currency Contracts	$—	$(8,289)	$—	$(8,289)

Total Investments	$570,209	$1,509,224	$—	$2,079,433

The following is a reconciliation of the Fund's Level 3 investment during the period ended April 30, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)
Preferred Stocks	$198	$—	$(193)	$—	$(2)	$(3)	$—	$—

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

The markets delivered strong results for the six months ended April 30, 2011, with the MSCI World (ND) Index returning 14.75% in U.S. dollar terms. Currency played a role, as the euro appreciated by almost 7% against the U.S. dollar. Despite the generally strong results, however, the fiscal half-year was punctuated by a number of challenges. The benign economic prognosis that investors embraced going into calendar 2011 started to be challenged by the prospect of rising energy costs, as oil prices skyrocketed on tensions in the Middle East and North Africa. In addition, the disastrous earthquake and resultant tsunami in eastern Japan on March 11 impacted the markets. The Tokyo stock market reacted with a near-20% fall in the next few trading sessions, although it subsequently recovered well over half of its loss. As the world grappled with the human tragedy and the unfolding problems at the Fukushima nuclear plant, doubts resurfaced about the sustainability of global growth, given the implied impairment to the world’s second-largest developed economy. European debt concerns also flared again, as the new Irish government threatened to renegotiate its bailout terms and Portugal’s credit rating was cut to one notch above junk. However, markets closed the fiscal half-year stronger, as encouraging economic data continued to flow from the U.S., including an improving employment picture and continued robust corporate earnings.

The strongest returns for the MSCI World (ND) Index were generated, not surprisingly, by the Energy sector, which returned 30% on the back of higher oil prices, followed by Industrials and Materials at 20% and 19%, respectively. Sectors that narrowly failed to match the benchmark were Consumer Discretionary and Health Care, which both returned slightly below 14%. All other sector returns were in double-digits, with the exception of Utilities, which gained 4%, as investors moved into more cyclical sectors.

PERFORMANCE

The Harbor Global Value Fund’s performance for the six months was slightly below its benchmark. The Fund returned 13.91% (Institutional Class), 13.77% (Administrative Class), and 13.82% (Investor Class), compared with the 14.75% return of the MSCI World (ND) Index.

Stock selection in the Health Care, Consumer Discretionary, and Energy sectors were the largest contributors to relative performance. Selection detracted somewhat from relative returns in Industrials and Information Technology. Holdings that were the largest contributors to performance included Gazprom (Russian energy), Exxon Mobil (U.S. energy), Travis Perkins (UK home improvement), Volkswagen (German autos), and Akzo Nobel (Netherlands paints and coatings). The portfolio’s weakest performers were Hewlett-Packard (U.S. technology), Finmeccanica (Italian aerospace), and Shin-Etsu Chemical (Japanese technology). The portfolio had modest exposure to Japan prior to the earthquake and tsunami and thus bore little direct impact from the tragedy.

In terms of portfolio activity, we have harvested profits on a number of names, including several Consumer Discretionary companies that have performed well, such as Vivendi,

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Royal Dutch Shell plc	4.4%
Hewlett-Packard Co.	3.9%
Exxon Mobil Corporation	3.2%
Shin-Etsu Chemical Co. Ltd.	3.2%
Akzo Nobel NV	3.1%
BAE Systems plc	3.1%
Northrop Grumman Corporation	2.9%
European Aeronautic Defense and Space Co. NV	2.7%
Travis Perkins plc	2.7%
BP plc	2.6%

Volkswagen, Lagardere, and Omnicom. In the Energy sector, we trimmed Exxon Mobil and Gazprom, which have been outperformers, while we added to Royal Dutch Shell, which is trading at about 8x our estimate of normalized earnings. We established a position in Shin-Etsu Chemical, the Japanese silicon wafer, PVC, and electronics-component manufacturer, early in the fiscal half-year and added further after the earthquake in Japan. The decline in Japanese valuations also afforded an opportunity to buy Canon, a leading force in the global printer/copier and digital camera markets, with significant growth potential for its products in emerging markets, especially China. We also added a new position in Abbott Laboratories, which trades at 7x our price-to-normal-earnings estimate. Abbott has a portfolio of drugs, including generics and a leading injectable biological treatment for immune system deficiencies, as well as underperforming vascular, nutritional, and diagnostics businesses. This new position was funded in part by the sale of U.S. medical device maker Zimmer Holdings. We added to Phillips Electronics, Hewlett-Packard, and Microsoft.

OUTLOOK AND STRATEGY

We are still finding many companies that trade at attractive valuations based on our conservative assumptions; we assume that revenue for our portfolio companies will grow at an average annual rate of 4% over the next five years, which is less than half the 9.6% rate experienced in the 2003-07 economic expansion. Our portfolio currently may be characterized by a preponderance of high-quality large cap and mega cap names that are appearing in the cheapest quintile of our value screens. About 85% of the portfolio’s weight is invested in companies with market caps in excess of $10 billion, with exceptionally low leverage and high free cash flow yields. These holdings are not concentrated in any particular industry area; we are well represented across the various market sectors. We believe this is a good place to be for a value investor: quality is high, valuations are not stretched, and we don’t need heroic performance from our portfolio companies to enjoy solid returns going forward.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$59,422

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%[a,b]

Total Net Assets (000s)	$532

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%[a,b]

Total Net Assets (000s)	$1,140

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	11		27

Weighted Average Market Cap (MM)	$50,957		$64,094

Price/Earning Ratio (P/E)	17.6x		18.9x

Price/Book Ratio (P/B)	1.5x		2.3x

Beta vs. MSCI WORLD (ND) Index	1.33		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	21%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Global Value Fund
Institutional Class	13.91%	15.80%	N/A	-3.04%	08/07/2006	$43,214
Comparative Index
MSCI World (ND)	14.75%	18.25%	N/A	2.93%	—	$57,326

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Global Value Fund
Administrative Class	13.77%	15.48%	N/A	-3.27%	08/07/2006	$8,544
Investor Class	13.82%	15.37%	N/A	-3.40%	08/07/2006	$8,489
Comparative Index
MSCI World (ND)	14.75%	18.25%	N/A	2.93%	—	$11,465

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.16% (Gross) (Institutional Class); 1.25% (Net) and 1.41% (Gross) (Administrative Class); and 1.37% (Net) and 1.53% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of -2.6%)

COMMON STOCKS—102.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—10.8%
343,800	BAE Systems plc (UK)	$1,887
52,300	European Aeronautic Defense and Space Co. NV (FR)*	1,618
82,734	Finmeccanica SpA (IT)	1,118
4,691	Huntington Ingalls Industries Inc. (US)*	188
28,150	Northrop Grumman Corporation (US)	1,791

		6,602

AUTOMOBILES—2.4%
8,199	Volkswagen AG (GER)	1,460

BUILDING PRODUCTS—1.0%
44,875	Masco Corporation (US)	602

CAPITAL MARKETS—5.6%
19,375	Credit Suisse Group AG (SWS)	882
19,550	State Street Corporation (US)	910
80,040	UBS AG (SWS)*	1,602

		3,394

CHEMICALS—6.3%
24,400	Akzo Nobel NV (NET)	1,892
38,200	Shin-Etsu Chemical Co. Ltd. (JP)	1,987

		3,879

COMMERCIAL BANKS—7.7%
179,000	Barclays plc (UK)	851
53,824	Credit Agricole SA (FR)	895
106,607	HSBC Holdings plc (UK)	1,163
1,323,402	Royal Bank of Scotland Group plc (UK)*	923
27,500	Sumitomo Mitsui Financial Group Inc. (JP)	854

		4,686

COMPUTERS & PERIPHERALS—3.9%
59,050	Hewlett-Packard Co. (US)	2,384

DIVERSIFIED FINANCIAL SERVICES—5.4%
93,425	Bank of America Corporation (US)	1,147
265,623	Citigroup Inc. (US)*	1,219
69,714	ING Groep NV (NET)*	919

		3,285

ELECTRIC UTILITIES—1.2%
107,160	Enel SpA (IT)	764

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT, INSTRUMENT & COMPONENTS—3.5%
74,000	Hon Hai Precision Industry Co. Ltd. (TW)	$281
90,297	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	691
32,375	TE Connectivity Ltd. (SWS)	1,161

		2,133

HEALTH CARE PROVIDERS & SERVICES—2.2%
32,425	Aetna Inc. (US)	1,342

HOUSEHOLD DURABLES—1.5%
14,200	Fortune Brands Inc. (US)	924

INDUSTRIAL CONGLOMERATES—2.5%
50,900	Koninklijke Philips Electronics NV (NET)	1,508

INSURANCE—9.9%
13,775	ACE Ltd. (US)	926
119,049	Aegon NV (NET)*	946
39,850	Allstate Corporation (US)	1,349
120,875	Aviva plc (UK)	905
41,100	MS&AD Insurance Group Holdings Inc. (JP)	962
14,125	Renaissance Holdings Ltd. (BM)	993

		6,081

IT SERVICES—1.0%
9,850	Cap Gemini SA (FR)	597

MEDIA—4.4%
510,450	Aegis Group plc (UK)	1,196
26,200	Omnicom Group Inc. (US)	1,289
7,108	Vivendi SA (FR)	223

		2,708

MULTI-UTILITIES—1.8%
20,125	Sempra Energy (US)	1,109

MULTILINE RETAIL—2.0%
31,425	J.C. Penney Company Inc. (US)	1,208

OFFICE ELECTRONICS—1.7%
22,200	Canon Inc. (JP)	1,045

OIL, GAS & CONSUMABLE FUELS—12.7%
209,650	BP plc (UK)*	1,612
22,150	Exxon Mobil Corporation (US)	1,949
90,500	Gazprom OAO ADR (RUS)[2]	1,533
69,200	Royal Dutch Shell plc (NET)	2,673

		7,767

PERSONAL PRODUCTS—2.0%
41,963	Avon Products Inc. (US)	1,233

PHARMACEUTICALS—4.7%
28,525	Abbott Laboratories (US)	1,484
21,025	Johnson & Johnson (US)	1,382

		2,866

SOFTWARE—3.7%
47,250	CA Inc. (US)	1,162
41,625	Microsoft Corporation (US)	1,083

		2,245

TRADING COMPANIES & DISTRIBUTORS—2.7%
91,025	Travis Perkins plc (UK)	1,639

WIRELESS TELECOMMUNICATION SERVICES—2.0%
427,600	Vodafone Group plc (UK)	1,236

TOTAL COMMON STOCKS (Cost $53,278)		62,697

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—3.5%
(Cost $2,141)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$2,141	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $2,185)	$2,141

TOTAL INVESTMENTS—106.1% (Cost $55,419)		64,838

CASH AND OTHER ASSETS, LESS LIABILITIES—(6.1)%		(3,744)

TOTAL NET ASSETS—100.0%		$61,094

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,154	$30,042	$—	$32,196
North America	24,681	—	—	24,681
Pacific Basin	—	5,820	—	5,820
Short-Term Investments
Repurchase Agreements	—	2,141	—	2,141

Total Investments	$26,835	$38,003	$—	$64,838

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Corydon J. Gilchrist

Since 2009

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Corydon J. Gilchrist

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Broad equity market indices posted strong returns for the six months ended April 30, 2011. U.S. and international equities demonstrated considerable resiliency, undeterred by a number of headwinds—including the tragic earthquake and tsunami in Japan, geopolitical unrest in the Middle East and North Africa, higher oil prices, global inflationary pressures, record-high food costs, a still-struggling U.S. housing market, rekindled worries about the financial health of some euro zone countries, central bank tightening in many countries, and federal budget controversy in Washington.

Equities shook off these issues and were bolstered by a generally sanguine outlook for the global economy, highlighted by still-robust levels of growth in developing economies and increasing signs that the glide path for the U.S. economy was continuing to improve. That positive view was challenged, however, by the potential for a sustained increase in oil prices, which could dampen growth.

Global equity markets, as measured by the MSCI All Country World Index, posted a six-month return of 14.06% (all returns cited are in U.S. dollar terms). All 10 of the economic sectors in the index registered positive returns. Energy was up 28% and was the strongest-performing sector of the index. Industrials and Materials rose 19% and 18%, respectively. Utilities was the weakest-performing sector with a return of 4%.

PERFORMANCE

The Harbor Global Growth Fund outperformed its benchmark index for the fiscal half-year. The Fund returned 16.12% (Institutional Class), 16.01% (Administrative Class), and 15.93% (Investor Class), compared with the 14.06% return of the MSCI All Country World Index.

Several of the Fund’s Consumer Discretionary positions provided returns well in excess of the index. In particular, hotel/casino resort operator Wynn Macau, German auto manufacturer BMW, Canada-headquartered athletic apparel company Lululemon Athletica, and Swiss luxury goods provider Richemont were strong performers. Our stock selection within the sector was not always as precisely on target, however. Li & Fung, a Hong Kong-headquartered manufacturer, exporter, and distributor of retail goods, and U.S. auto manufacturer General Motors each posted negative returns.

Within the Information Technology sector, Netherlands-based global industrial technology company Sensata Technologies, Argentina-based e-commerce company MercadoLibre, and Apple, maker of the iPhone and iPad, were leading holdings.

The Fund’s Materials holdings were led by agricultural materials company Monsanto and Denmark-based industrial enzyme producer Novozymes. In the Health Care sector, surgical systems manufacturer Intuitive Surgical also had a positive impact on performance.

Stock selection in the Energy sector was weak. Brazil-headquartered OGX Petroleo e Gas Participacoes posted a double-digit negative return. We maintained the Fund’s position in OGX due to its impressive oil and natural gas reserves off the coast of Brazil. The

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	5.0%
Compagnie Financiere Richemont SA	4.6%
Industria de Diseno Textil SA	4.6%
PNC Financial Services Group Inc.	4.4%
Citigroup Inc.	3.6%
Wynn Macau Ltd.	3.4%
Julius Baer Group Ltd.	3.3%
Walt Disney Company	3.2%
OGX Petroleo e Gas Participacoes SA	3.1%
Ultra Petroleum Corp.	3.0%

portfolio had significantly less exposure than the index to energy-related investments. This hurt performance relative to the benchmark, as Energy was the strongest performing sector of the index.

Several of the Fund’s Financials positions struggled. Real estate holdings Hang Lung Properties and IFM Investments posted negative returns. The Fund sold IFM Investments prior to the end of the fiscal half-year. India-based ICICI Bank and London-headquartered Barclays also struggled.

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect its performance. For the last six months, currency fluctuations had a modest negative effect on results relative to the benchmark. Among other factors, the Fund had few investments in securities of companies traded in the Australian dollar or Canadian dollar. This detracted from returns as both the Australian dollar and Canadian dollar appreciated substantially versus many other major world currencies. A portion of this negative impact was offset by the Fund’s overweight to securities traded in the Swiss franc, which strengthened.

OUTLOOK AND STRATEGY

As of April 30, 2011, the Fund’s largest sector overweight relative to the index was in the Consumer Discretionary sector. The most significant under-weights relative to the index were in Consumer Staples, Energy, Health Care, and Materials. The Fund had no exposure to the Utilities and Telecommunication Services sectors.

In terms of country allocations, the Fund’s most significant weightings at April 30 were the United States, Switzerland, Brazil, and Hong Kong. In addition to Brazil, the Fund held several positions domiciled in emerging markets, including China, Argentina, and India. Such emerging markets exposure represented approximately 15% of the Fund’s net assets. As mentioned in previous shareholder reports, country-level weightings generally should be considered a byproduct of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$16,812

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a,b]

Total Net Assets (000s)	$339

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a,b]

Total Net Assets (000s)	$1,691

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	13		47

Weighted Average Market Cap (MM)	$56,626		$61,614

Price/Earning Ratio (P/E)	27.3x		18.6x

Price/Book Ratio (P/B)	3.2x		2.3x

Beta vs. MSCI AC World Index	1.09		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	40%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Global Growth Fund
Institutional Class	16.12%	28.81%	N/A	46.01%	03/01/2009	$113,556
Comparative Index
MSCI AC World	14.06%	18.54%	N/A	37.64%	—	$99,916

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Global Growth Fund
Administrative Class	16.01%	28.55%	N/A	45.68%	03/01/2009	$22,599
Investor Class	15.93%	28.35%	N/A	45.47%	03/01/2009	$22,531
Comparative Index
MSCI AC World	14.06%	18.54%	N/A	37.64%	—	$19,983

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 2.26% (Gross) (Institutional Class); 1.25% (Net) and 2.52% (Gross) (Administrative Class); and 1.37% (Net) and 2.64% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 10.0%)

COMMON STOCKS—90.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.6%
3,121	Precision Castparts Corp. (US)	$482

AUTOMOBILES—5.2%
5,331	Bayerische Motoren Werke AG (GER)	502
14,848	General Motors Co. (US)*	476

		978

CAPITAL MARKETS—6.7%
9,672	Jefferies Group Inc. (US)	234
13,103	Julius Baer Group Ltd. (SWS)	613
8,872	State Street Corporation (US)	413

		1,260

CHEMICALS—3.6%
3,665	Monsanto Company (US)	250
2,493	Novozymes AS (DEN)	431

		681

COMMERCIAL BANKS—8.9%
108,682	Barclays plc (UK)	517
36,548	Commerzbank AG (GER)*	229
1,813	ICICI Bank Ltd. ADR (IND)[1]	91
13,387	PNC Financial Services Group Inc. (US)	835

		1,672

COMMUNICATIONS EQUIPMENT—0.9%
2,177	Acme Packet Inc. (US)*	180

COMPUTERS & PERIPHERALS—5.0%
2,732	Apple Inc. (US)*	951

DISTRIBUTORS—2.3%
86,000	Li & Fung Ltd. (HK)	441

DIVERSIFIED CONSUMER SERVICES—0.6%
5,300	Anhanguera Educacional Participacoes SA (BR)	118

DIVERSIFIED FINANCIAL SERVICES—3.6%
147,371	Citigroup Inc. (US)*	676

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT—2.6%
13,733	Sensata Technologies Holding NV (US)*	$482

FOOD PRODUCTS—1.5%
4,583	Nestle SA (SWS)	284

HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
1,485	Intuitive Surgical Inc. (US)*	519

HOTELS, RESTAURANTS & LEISURE—3.8%
319	Chipotle Mexican Grill Inc. (US)*	85
176,317	Wynn Macau Ltd. (HK)*	633

		718

INTERNET & CATALOG RETAIL—1.3%
1,086	Amazon.com Inc. (US)*	213
1,167	MakeMyTrip Ltd. (IND)*	37

		250

INTERNET SOFTWARE & SERVICES—3.3%
4,193	MercadoLibre Inc. (AR)	383
1,257	Opentable Inc. (US)*	140
683	Sina Corporation (CHN)*	92

		615

MARINE—2.4%
2,835	Kuehne & Nagel International AG (SWS)	453

MEDIA—3.2%
14,228	Walt Disney Company (US)	613

OIL, GAS & CONSUMABLE FUELS—6.6%
3,358	Amyris Inc. (US)*	89
54,100	OGX Petroleo e Gas Participacoes SA (BR)*	581
11,319	Ultra Petroleum Corp. (US)*	575

		1,245

REAL ESTATE MANAGEMENT & DEVELOPMENT—4.8%
49,700	BR Malls Participacoes SA (BR)	523
16,600	BR Properties SA (BR)	199
39,000	Hang Lung Properties Ltd. (HK)	174

		896

SOFTWARE—4.8%
4,215	ANSYS Inc. (US)*	233
5,990	Informatica Corp. (US)*	336
9,579	Oracle Corp. (US)	345

		914

SPECIALTY RETAIL—5.4%
9,595	Industria de Diseno Textil SA (SP)	861
5,015	RUE21 Inc. (US)*	151

		1,012

TEXTILES, APPAREL & LUXURY GOODS—5.4%
13,372	Compagnie Financiere Richemont SA (SWS)	865
1,558	Lululemon Athletica Inc. (CAN)*	156

		1,021

TRANSPORTATION INFRASTRUCTURE—2.7%
279,000	Hutchison Port Holdings Trust (SGP)*	257
86,000	LLX Logistica SA (BR)*	249

		506

TOTAL COMMON STOCKS (Cost $13,906)		16,967

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—8.9%
(Cost $1,673)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$1,673	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by U.S Treasury Notes (market value $1,710)	$1,673

TOTAL INVESTMENTS—98.9% (Cost $15,579)		18,640

CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		202

TOTAL NET ASSETS—100.0%		$18,842

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$4,755	$—	$4,755
Latin America	2,053	—	—	2,053
Middle East/Central Asia	128	—	—	128
North America	8,434	—	—	8,434
Pacific Basin	92	1,505	—	1,597
Short-Term Investments
Repurchase Agreements	—	1,673	—	1,673

Total Investments	$10,707	$7,933	$—	$18,640

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2011 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$23,322,691	$1,723,349	$55,419	$15,579
Investments, at value	$37,178,355	$2,026,249	$62,697	$16,967
Repurchase agreements	—	61,473	2,141	1,673
Cash	—	—	1	1
Foreign currency, at value (cost: $4,650; $4,011; $62; $65)	4,659	4,016	63	66
Receivables for:
Investments sold	232,530	22,361	684	373
Foreign currency spot contracts	1,721	77	2	1
Capital shares sold	33,856	2,466	4	18
Dividends	188,782	7,133	260	7
Interest	38	—	—	—
Withholding tax receivable	50,767	1,996	5	7
Other assets	—	—	5	7
Prepaid registration fees	—	36	—	23
Prepaid fund insurance	95	6	—	—
Total Assets	37,690,803	2,125,813	65,862	19,143
LIABILITIES
Payables for:
Due to custodian	41	—	—	—
Investments purchased	433,048	41,194	682	272
Foreign currency spot contracts	1,020	98	3	4
Capital shares reacquired	19,612	1,132	4,010	6
Unrealized depreciation on open forward currency contracts	—	8,289	—	—
Accrued expenses:
Management fees	19,886	1,242	43	12
12b-1 fees	1,307	10	—	—
Trustees’ fees and expenses	591	32	1	—
Transfer agent fees	1,869	87	2	1
Other	19,409	819	27	6
Total Liabilities	496,783	52,903	4,768	301
NET ASSETS	$37,194,020	$2,072,910	$61,094	$18,842
Net Assets Consist of:
Paid-in capital	$26,740,909	$1,959,855	$95,669	$14,985
Undistributed/(accumulated) net investment income/(loss)	149,093	(17,445)	189	(137)
Accumulated net realized gain/(loss)	(3,559,567)	(225,989)	(44,188)	931
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	13,863,585	356,489	9,424	3,063
	$37,194,020	$2,072,910	$61,094	$18,842
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$30,577,970	$2,031,652	$59,422	$16,812
Shares of beneficial interest[2]	453,514	155,487	7,814	893
Net asset value per share[1]	$67.42	$13.07	$7.60	$18.82
Administrative Class
Net assets	$2,398,615	$1,623	$532	$339
Shares of beneficial interest[2]	35,832	124	70	18
Net asset value per share[1]	$66.94	$13.03	$7.62	$18.80
Investor Class
Net assets	$4,217,435	$39,635	$1,140	$1,691
Shares of beneficial interest[2]	63,197	3,042	150	90
Net asset value per share[1]	$66.74	$13.03	$7.61	$18.76

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2011 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$468,133	$14,933	$559	$66
Interest	845	4	—	—
Foreign taxes withheld	(46,891)	(1,462)	(20)	(3)
Total Investment Income	422,087	13,475	539	63
Operating Expenses
Management fees	113,307	7,248	254	57
12b-1 fees:
Administrative Class	2,602	2	1	1
Investor Class	4,698	88	1	1
Shareholder communications	887	107	—	—
Custodian fees	4,042	303	32	32
Transfer agent fees:
Institutional Class	9,914	680	21	4
Administrative Class	769	1	—	—
Investor Class	3,625	69	1	1
Professional fees	365	21	1	—
Trustees’ fees and expenses	361	20	—	—
Registration fees	530	48	21	20
Miscellaneous	169	11	1	1
Total expenses	141,269	8,598	333	117
Management fees waived	(923)	—	—	—
Transfer agent fees waived	(4,598)	(271)	(8)	(2)
Other expenses reimbursed	—	—	(23)	(45)
Custodial expense reductions	(2)	—	—	—
Net expenses	135,746	8,327	302	70
Net Investment Income/(Loss)	286,341	5,148	237	(7)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	644,706	143,163	1,701	956
Foreign currency transactions	(1,893)	(63)	7	—
Change in net unrealized appreciation/(depreciation) of:
Investments	4,050,914	66,359	5,873	1,029
Translations of assets and liabilities in foreign currencies	4,407	(8,216)	3	2
Net gain/(loss) on investment transactions	4,698,134	201,243	7,584	1,987
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,984,475	$206,391	$7,821	$1,980

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$286,341	$411,017	$5,148	$14,574
Net realized gain/(loss) on investments	642,813	(484,308)	143,100	117,059
Net unrealized appreciation/(depreciation) of investments	4,055,321	4,201,658	58,143	104,273
Net increase/(decrease) in assets resulting from operations	4,984,475	4,128,367	206,391	235,906
Distributions to Shareholders
Net investment income:
Institutional Class	(382,300)	(278,525)	(33,427)	(12,657)
Administrative Class	(24,969)	(16,513)	(26)	(12)
Investor Class	(40,882)	(31,946)	(1,111)	(452)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(448,151)	(326,984)	(34,564)	(13,121)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,420,860	2,947,479	55,272	345,100
Net increase/(decrease) in net assets	5,957,184	6,748,862	227,099	567,885
Net Assets
Beginning of period	31,236,836	24,487,974	1,845,811	1,277,926
End of period*	$37,194,020	$31,236,836	$2,072,910	$1,845,811
* Includes undistributed/(accumulated) net investment income/(loss) of:	$149,093	$310,903	$(17,445)	$11,971

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)

$237	$563	$(7)	$(7)
1,708	(5,312)	956	1,125
5,876	10,869	1,031	779
7,821	6,120	1,980	1,897

(566)	(492)	(92)	(35)
(4)	(3)	(2)	(1)
(7)	(5)	(4)	(1)

—	—	(1,046)	(476)
—	—	(29)	(18)
—	—	(63)	(35)
(577)	(500)	(1,236)	(566)
(2,461)	(4,690)	7,636	2,285
4,783	930	8,380	3,616

56,311	55,381	10,462	6,846
$61,094	$56,311	$18,842	$10,462
$189	$529	$(137)	$(32)

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$3,318,137	$6,448,405	$288,713	$679,488
Net proceeds from redemption fees	538	1,342	17	35
Reinvested distributions	309,527	228,958	30,153	11,217
Cost of shares reacquired	(2,573,770)	(4,200,279)	(227,344)	(347,988)
Net increase/(decrease) in net assets	$1,054,432	$2,478,426	$91,539	$342,752
Administrative Class
Net proceeds from sale of shares	$391,355	$1,170,848	$162	$408
Net proceeds from redemption fees	41	93	—	0
Reinvested distributions	23,816	16,227	21	9
Cost of shares reacquired	(159,360)	(965,197)	(388)	(660)
Net increase/(decrease) in net assets	$255,852	$221,971	$(205)	$(243)
Investor Class
Net proceeds from sale of shares	$752,218	$1,612,886	$18,225	$43,192
Net proceeds from redemption fees	75	198	—	2
Reinvested distributions	40,170	28,020	1,090	440
Cost of shares reacquired	(681,887)	(1,394,022)	(55,377)	(41,043)
Net increase/(decrease) in net assets	$110,576	$247,082	$(36,062)	$2,591
SHARES
Institutional Class:
Shares sold	53,971	120,587	23,300	63,798
Shares issued due to reinvestment of distributions	5,233	4,281	2,488	1,038
Shares reacquired	(41,973)	(78,430)	(18,357)	(32,297)
Net increase/(decrease) in shares outstanding	17,231	46,438	7,431	32,539
Beginning of period	436,283	389,845	148,056	115,517
End of period	453,514	436,283	155,487	148,056
Administrative Class
Shares sold	6,480	21,970	13	38
Shares issued due to reinvestment of distributions	405	305	2	1
Shares reacquired	(2,624)	(18,118)	(32)	(60)
Net increase/(decrease) in shares outstanding	4,261	4,157	(17)	(21)
Beginning of period	31,571	27,414	141	162
End of period	35,832	31,571	124	141
Investor Class
Shares sold	12,348	30,377	1,487	3,991
Shares issued due to reinvestment distributions	685	528	90	41
Shares reacquired	(11,201)	(26,535)	(4,393)	(3,739)
Net increase/(decrease) in shares outstanding	1,832	4,370	(2,816)	293
Beginning of period	61,365	56,995	5,858	5,565
End of period	63,197	61,365	3,042	5,858

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)

$5,627	$987	$6,231	$2,058
2	—	6	1
562	488	1,080	511
(8,674)	(6,075)	(749)	(361)
$(2,483)	$(4,600)	$6,568	$2,209

$—	$6	$—	$—
—	—	—	—
4	3	31	19
—	(42)	—	(7)
$4	$(33)	$31	$12

$56	$115	$1,304	$204
—	—	1	—
6	5	62	36
(44)	(177)	(330)	(176)
$18	$(57)	$1,037	$64

775	154	342	126
83	79	63	34
(1,186)	(1,019)	(42)	(23)
(328)	(786)	363	137
8,142	8,928	530	393
7,814	8,142	893	530

—	1	—	—
1	1	2	1
—	(8)	—	—
1	(6)	2	1
69	75	16	15
70	69	18	16

8	18	72	12
1	1	4	2
(6)	(28)	(19)	(11)
3	(9)	57	3
147	156	33	30
150	147	90	33

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007		2006
	(Unaudited)
Net asset value beginning of period	$59.13		$51.72		$40.94		$79.46	$60.14		$47.50
Income from Investment Operations
Net investment income/(loss)	0.54	[a]	0.81	[a]	0.79	[a]	1.65 [a]	1.22	[a]	0.86	[a]
Net realized and unrealized gains/(losses) on investments	8.62		7.30		10.76		(36.09)	21.44		14.03
Total from investment operations	9.16		8.11		11.55		(34.44)	22.66		14.89
Less Distributions
Dividends from net investment income	(0.87)		(0.70)		(0.78)		(1.06)	(1.46)		(1.03)
Distributions from net realized capital gains[1]	—		—		—		(3.02)	(1.88)		(1.22)
Total distributions	(0.87)		(0.70)		(0.78)		(4.08)	(3.34)		(2.25)
Proceeds from redemption fees	—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]
Net asset value end of period	67.42		59.13		51.72		40.94	79.46		60.14
Net assets end of period (000s)	$30,577,970		$25,798,545		$20,163,806		$15,901,353	$25,126,599		$15,767,303
Ratios and Supplemental Data (%)
Total return	15.70%[b,d]		15.83%[b]		28.85%[b]		(45.43)%[b]	39.37%[b]		32.46%[b]
Ratio of total expenses to average net assets[2]	0.80	[c]	0.82		0.85		0.79	0.82		0.85
Ratio of net expenses to average net assets	0.76	[a,c]	0.79	[a]	0.83	[a]	0.79 [a]	0.81	[a]	0.85	[a]
Ratio of net investment income to average net assets	1.79	[a,c]	1.56	[a]	1.88	[a]	2.39 [a]	1.63	[a]	1.60	[a]
Portfolio turnover	7	[d]	14		22		17	13		12

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007		2006
	(Unaudited)
Net asset value beginning of period	$11.98		$10.54		$8.21		$17.50	$12.62		$9.76
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.09	[a]	0.09	[a]	0.14 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	1.28		1.45		2.33		(9.24)	4.74		2.86
Total from investment operations	1.31		1.54		2.42		(9.10)	4.92		2.89
Less Distributions
Dividends from net investment income	(0.22)		(0.10)		(0.09)		(0.19)	(0.04)		(0.03)
Distributions from net realized capital gains[1]	—		—		—		—	—		—
Total distributions	(0.22)		(0.10)		(0.09)		(0.19)	(0.04)		(0.03)
Proceeds from redemption fees	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	13.07		11.98		10.54		8.21	17.50		12.62
Net assets end of period (000s)	$2,031,652		$1,774,192		$1,217,725		$814,515	$958,090		$520,470
Ratios and Supplemental Data (%)
Total return	11.12%[b,d]		14.76%[b]		29.90%[b]		(52.51)%[b]	39.05%[b]		29.71%[b]
Ratio of total expenses to average net assets[2]	0.88	[c]	0.90		0.92		0.90	0.89		0.98
Ratio of net expenses to average net assets	0.85	[a,c]	0.87	[a]	0.91	[a]	0.89 [a]	0.88	[a]	0.98	[a]
Ratio of net investment income to average net assets	0.55	[a,c]	0.97	[a]	1.15	[a]	1.39 [a]	1.38	[a]	0.79	[a]
Portfolio turnover	58	[d]	123		125		118	113		100

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class											Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31									6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007		2006				2010		2009		2008	2007		2006
(Unaudited)											(Unaudited)
$58.67		$51.36		$40.66		$78.99	$59.85		$47.31		$58.44		$51.16		$40.46		$78.63	$59.60		$47.13

0.47	[a]	0.70	[a]	0.47	[a]	1.52 [a]	1.24	[a]	0.79	[a]	0.42	[a]	0.66	[a]	0.59	[a]	1.47 [a]	1.23	[a]	0.83	[a]
8.55		7.23		10.89		(35.90)	21.13		13.92		8.55		7.17		10.69		(35.77)	20.97		13.74
9.02		7.93		11.36		(34.38)	22.37		14.71		8.97		7.83		11.28		(34.30)	22.20		14.57

(0.75)		(0.62)		(0.67)		(0.93)	(1.35)		(0.95)		(0.67)		(0.55)		(0.59)		(0.85)	(1.29)		(0.88)
—		—		—		(3.02)	(1.88)		(1.22)		—		—		—		(3.02)	(1.88)		(1.22)
(0.75)		(0.62)		(0.67)		(3.95)	(3.23)		(2.17)		(0.67)		(0.55)		(0.59)		(3.87)	(3.17)		(2.10)
—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]
66.94		58.67		51.36		40.66	78.99		59.85		66.74		58.44		51.16		40.46	78.63		59.60
$2,398,615		$1,852,148		$1,408,061		$539,533	$392,772		$169,594		$4,217,435		$3,586,143		$2,916,107		$1,987,170	$2,455,093		$879,695

15.55%[b,d]		15.56%[b]		28.51%[b]		(45.56)%[b]	39.00%[b]		32.16%[b]		15.50%[b,d]		15.41%[b]		28.36%[b]		(45.63)%[b]	38.84%[b]		31.94%[b]
1.05	[c]	1.07		1.10		1.05	1.07		1.10		1.17	[c]	1.19		1.22		1.17	1.20		1.24
1.01	[a,c]	1.04	[a]	1.09	[a]	1.04 [a]	1.06	[a]	1.10	[a]	1.13	[a,c]	1.16	[a]	1.20	[a]	1.16 [a]	1.19	[a]	1.24	[a]
1.57	[a,c]	1.30	[a]	1.42	[a]	2.31 [a]	1.40	[a]	1.35	[a]	1.41	[a,c]	1.23	[a]	1.53	[a]	2.10 [a]	1.25	[a]	1.23	[a]
7	[d]	14		22		17	13		12		7	[d]	14		22		17	13		12

Administrative Class											Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31									6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007		2006				2010		2009		2008	2007		2006
(Unaudited)											(Unaudited)
$11.94		$10.50		$8.18		$17.46	$12.60		$9.75		$11.94		$10.51		$8.17		$17.43	$12.58		$9.74

0.01	[a]	0.09	[a]	0.08	[a]	0.10 [a]	0.14	[a]	0.08	[a]	(0.12)[a]		0.06	[a]	0.05	[a]	0.13 [a]	0.11	[a]	0.04	[a]
1.28		1.43		2.32		(9.21)	4.73		2.78		1.39		1.45		2.34		(9.24)	4.74		2.81
1.27		1.52		2.40		(9.11)	4.87		2.86		1.27		1.51		2.39		(9.11)	4.85		2.85

(0.19)		(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.18)		(0.08)		(0.05)		(0.15)	—		(0.01)
—		—		—		—	—		—		—		—		—		—	—		—
(0.19)		(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.18)		(0.08)		(0.05)		(0.15)	—		(0.01)
—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
13.03		11.94		10.50		8.18	17.46		12.60		13.03		11.94		10.51		8.17	17.43		12.58
$1,623		$1,684		$1,702		$1,122	$257		$128		$39,635		$69,935		$58,499		$34,373	$47,690		$23,726

10.87%[b,d]		14.56%[b]		29.59%[b]		(52.65)%[b]	38.69%[b]		29.40%[b]		10.79%[b,d]		14.40%[b]		29.38%[b]		(52.67)%[b]	38.55%[b]		29.29%[b]
1.13	[c]	1.15		1.17		1.14	1.14		1.23		1.25	[c]	1.27		1.29		1.27	1.26		1.37
1.10	[a,c]	1.13	[a]	1.16	[a]	1.14 [a]	1.12	[a]	1.23	[a]	1.22	[a,c]	1.25	[a]	1.27	[a]	1.26 [a]	1.25	[a]	1.37	[a]
0.25	[a,c]	0.72	[a]	0.91	[a]	1.02 [a]	1.19	[a]	0.67	[a]	0.03	[a,c]	0.59	[a]	0.75	[a]	1.10 [a]	1.03	[a]	0.56	[a]
58	[d]	123		125		118	113		100		58	[d]	123		125		118	113		100

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007		2006[e]
	(Unaudited)
Net asset value beginning of period	$6.74		$6.05		$5.15		$11.08	$10.83		$10.00
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.07	[a]	0.12	[a]	0.22 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	0.90		0.68		1.18		(5.99)	0.13		0.80
Total from investment operations	0.93		0.75		1.30		(5.77)	0.31		0.83
Less Distributions
Dividends from net investment income	(0.07)		(0.06)		(0.40)		(0.14)	(0.04)		—
Distributions from net realized capital gains[1]	—		—		—		(0.02)	(0.02)		—
Total distributions	(0.07)		(0.06)		(0.40)		(0.16)	(0.06)		—
Proceeds from redemption fees	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	7.60		6.74		6.05		5.15	11.08		10.83
Net assets end of period (000s)	$59,422		$54,853		$53,982		$46,616	$109,071		$13,011
Ratios and Supplemental Data (%)
Total return	13.91%[b,d]		12.40%[b]		28.24%[b]		(52.76)%[b]	2.89%[b]		8.30%[b,d]
Ratio of total expenses to average net assets[2]	1.11	[c]	1.18		1.21		1.08	1.05		3.41	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00	[a]	1.00	[a]	1.00 [a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets	0.80	[a,c]	1.04	[a]	0.94	[a]	2.45 [a]	1.71	[a]	1.53	[a,c]
Portfolio turnover	21	[d]	51		72		33	38		5	[d]

HARBOR GLOBAL GROWTH FUND
	Institutional Class					Administrative Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011	Year Ended October 31
			2010	2009[g]			2010	2009[g]
	(Unaudited)					(Unaudited)
Net asset value beginning of period	$18.07		$15.61	$10.00		$18.03	$15.59	$10.00
Income from Investment Operations
Net investment income/(loss)	0.07	[a]	0.01 [a]	0.03	[a]	(0.01)[a,h]	(0.04)[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	2.65		3.71	5.58		2.71	3.71	5.56
Total from investment operations	2.72		3.72	5.61		2.70	3.67	5.59
Less Distributions
Dividends from net investment income	(0.16)		(0.09)	—		(0.12)	(0.06)	—
Distributions from net realized capital gains[1]	(1.81)		(1.17)	—		(1.81)	(1.17)	—
Total distributions	(1.97)		(1.26)	—		(1.93)	(1.23)	—
Proceeds from redemption fees	—	[f]	— [f]	—		— [f]	— [f]	—
Net asset value end of period	18.82		18.07	15.61		18.80	18.03	15.59
Net assets end of period (000s)	$16,812		$9,578	$6,142		$339	$292	$240
Ratios and Supplemental Data (%)
Total return	16.12%[b,d]		25.30%[b]	56.10%[b,d]		16.01%[b,d]	24.96%[b]	55.90%[b,d]
Ratio of total expenses to average net assets[2]	1.69	[c]	2.28	5.48	[c]	1.95 [c]	2.54	5.89	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00 [a]	1.00	[a,c]	1.25 [a,c]	1.25 [a]	1.25	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.06)[a,c]		(0.06)[a]	0.48	[a,c]	(0.32)[a,c]	(0.31)[a]	0.29	[a,c]
Portfolio turnover	40	[d]	118	81	[d]	40 [d]	118	81	[d]

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class											Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31									6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007		2006[e]				2010		2009		2008	2007		2006[e]
(Unaudited)											(Unaudited)
$6.75		$6.06		$5.14		$11.05	$10.83		$10.00		$6.73		$6.04		$5.13		$11.04	$10.82		$10.00

0.01	[a]	0.06	[a]	0.05	[a]	0.24 [a]	0.18	[a]	0.06	[a]	0.02	[a]	0.05	[a]	0.03	[a]	0.23 [a]	0.18	[a]	0.04	[a]
0.91		0.67		1.25		(6.03)	0.09		0.77		0.91		0.68		1.25		(6.02)	0.09		0.78
0.92		0.73		1.30		(5.79)	0.27		0.83		0.93		0.73		1.28		(5.79)	0.27		0.82

(0.05)		(0.04)		(0.38)		(0.10)	(0.03)		—		(0.05)		(0.04)		(0.37)		(0.10)	(0.03)		—
—		—		—		(0.02)	(0.02)		—		—		—		—		(0.02)	(0.02)		—
(0.05)		(0.04)		(0.38)		(0.12)	(0.05)		—		(0.05)		(0.04)		(0.37)		(0.12)	(0.05)		—
—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
7.62		6.75		6.06		5.14	11.05		10.83		7.61		6.73		6.04		5.13	11.04		10.82
$532		$467		$452		$537	$1,553		$1,118		$1,140		$991		$947		$708	$2,108		$1,764

13.77%[b,d]		12.10%[b]		28.04%[b]		(52.90)%[b]	2.56%[b]		8.30%[b,d]		13.82%[b,d]		12.07%[b]		27.57%[b]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.36	[c]	1.43		1.44		1.33	1.36		3.66	[c]	1.48	[c]	1.55		1.58		1.45	1.48		3.79	[c]
1.25	[a,c]	1.25	[a]	1.25	[a]	1.25 [a]	1.25	[a]	1.25	[a,c]	1.37	[a,c]	1.37	[a]	1.37	[a]	1.37 [a]	1.38	[a]	1.38	[a,c]
0.57	[a,c]	0.81	[a]	0.62	[a]	2.28 [a]	1.34	[a]	1.81	[a,c]	0.45	[a,c]	0.70	[a]	0.52	[a]	2.11 [a]	1.24	[a]	1.48	[a,c]
21	[d]	51		72		33	38		5	[d]	21	[d]	51		72		33	38		5	[d]

Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009[g]
(Unaudited)
$17.99		$15.57	$10.00

0.11	[a]	(0.06)[a]	—	[a]
2.57		3.70	5.57
2.68		3.64	5.57

(0.10)		(0.05)	—
(1.81)		(1.17)	—
(1.91)		(1.22)	—
—	[f]	— [f]	—
18.76		17.99	15.57
$1,691		$592	$464

15.93%[b,d]		24.82%[b]	55.70%[b,d]
2.08	[c]	2.66	5.93	[c]
1.37	[a,c]	1.37 [a]	1.37	[a,c]
(0.45)[a,c]		(0.39)[a]	0.04	[a,c]
40	[d]	118	81	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period August 7, 2006 (inception) through October 31, 2006.

f	Less than $0.01.

g	For the period March 1, 2009 (inception) through October 31, 2009.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2011 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

An option, including rights and warrants, is a contract which offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). The Harbor International Fund, Harbor International Growth Fund and Harbor Global Growth Fund each purchased option contracts during the period to manage their exposure to the equity markets. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased.

When a Fund purchases an option, it pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option purchased. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The Harbor International Growth Fund used foreign forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. The Harbor International Growth Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. Each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Repurchase Agreements

Each Fund (except the Harbor International Fund) has entered into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-months ended April 30, 2011 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$3,282,259	$2,203,756
Harbor International Growth Fund	1,130,028	1,099,177
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$12,113	$12,985
Harbor Global Growth Fund	10,128	5,006

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.68%
Harbor International Growth Fund	0.75		0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		0.85%
Harbor Global Growth Fund	0.85		0.85

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, to 0.62% on assets between $36 billion and $56 billion and to 0.61% on assets over $56 billion through February 29, 2012.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	11,494	2	4	11,500	0.0%
Harbor International Growth Fund	22,452	3	7	22,462	0.0
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	32,355	66,964	66,780	166,099	0.0%
Harbor Global Growth Fund	333,852	18,032	18,015	369,899	0.4

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International and Global Funds totaled $397 for the six-month period ended April 30, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all International and Global Funds totaled $20 for the six-month period ended April 30, 2011. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2011 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$654
Harbor International Growth Fund	17
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$2
Harbor Global Growth Fund	7

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2011 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$23,322,691	$13,888,465	$(32,801)	$13,855,664
Harbor International Growth Fund*	1,723,349	374,718	(10,345)	364,373
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$55,419	$11,925	$(2,506)	$9,419
Harbor Global Growth Fund	15,579	3,093	(32)	3,061

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments as of the six-month period ended April 30, 2011 as disclosed in the Portfolios of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the six-month period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these funds.

Derivative Instruments

At April 30, 2011, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL GROWTH FUND

Statement of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Open forward currency contracts	$(8,289)

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the six-month period ended April 30, 2011, were:

HARBOR INTERNATIONAL FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Option Contracts-Purchased	$(32,951)

HARBOR INTERNATIONAL GROWTH FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Option Contracts-Purchased	$(1)

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts	Foreign Exchange Contracts	Total
Forward Currency Contracts	$—	$(8,289)	$(8,289)
Option Contracts-Purchased	(844)	—	(844)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(844)	$(8,289)	$(9,133)

HARBOR GLOBAL GROWTH FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Option Contracts-Purchased	$(3)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

48

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor International Fund
Institutional Class	0.76%
Actual		$4.07	$1,000	$1,157.00
Hypothetical (5% return)		3.81	1,000	1,020.93
Administrative Class	1.01%
Actual		$5.40	$1,000	$1,155.50
Hypothetical (5% return)		5.06	1,000	1,019.66
Investor Class	1.13%
Actual		$6.03	$1,000	$1,155.00
Hypothetical (5% return)		$5.66	1,000	1,019.05
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.45	$1,000	$1,111.20
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$5.75	$1,000	$1,108.70
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.38	$1,000	$1,107.90
Hypothetical (5% return)		6.11	1,000	1,018.59

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Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$5.30	$1,000	$1,139.10
Hypothetical (5% return)		5.01	1,000	1,019.71
Administrative Class	1.25%
Actual		$6.63	$1,000	$1,137.70
Hypothetical (5% return)		6.26	1,000	1,018.44
Investor Class	1.37%
Actual		$7.26	$1,000	$1,138.20
Hypothetical (5% return)		6.85	1,000	1,017.83
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$5.36	$1,000	$1,161.20
Hypothetical (5% return)		5.01	1,000	1,019.71
Administrative Class	1.25%
Actual		$6.70	$1,000	$1,160.10
Hypothetical (5% return)		6.26	1,000	1,018.44
Investor Class	1.37%
Actual		$7.33	$1,000	$1,159.30
Hypothetical (5% return)		6.85	1,000	1,017.83
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 6, 7 and 8, 2011 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

51

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

52

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the current Lead Independent Trustee concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each such Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor International Fund and Harbor Global Value Fund. The Trustees had received presentations by investment professionals from the Subadviser for Harbor International Growth Fund and Harbor Global Growth Fund (as well as Harbor International Fund and Harbor Global Value Fund) at meetings of the Board of Trustees held in 2010. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2010. The Morningstar data presented showed the Fund’s one-, three- and five-year rolling returns as of December 31, 2010 ranked in the second, first and first quartiles, respectively. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE (ND) Index, for the one-, three-, five-, ten- and fifteen-year periods ended December 31, 2010.

The Trustees discussed the expertise of Northern Cross, LLC, the Fund’s subadviser, in managing assets, noting that it manages assets only in the international asset class. The Fund represents $32.6 billion of Northern Cross, LLC’s total firm assets under management of $35.1 billion. The Trustees discussed the passing in October 2010 of Mr. Hakan Castegren of Northern Cross Investments, Ltd. (“Northern Cross Ltd”), who had served as the Fund’s sole portfolio manager until February 2009, noting that he was the founding member of Northern Cross Ltd, and that his long-term performance had been outstanding. The Trustees also discussed the expertise of Northern Cross, LLC, which was added as co-subadviser to

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

the Fund in February 2009, noting that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Castegren for a number of years.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $31.275 billion, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Institutional and Administrative Classes were below the group and universe median expense ratios. The actual total expense ratio for the Investor Class was below the Lipper universe median expense ratios, but above the group median expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the fee waiver could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees observed that the Fund’s Institutional Class performance was above its Lipper group medians for the one- and two-year periods ended December 31, 2010 and at its Lipper group median for the five-year period ended December 31, 2010, but below the Lipper group medians for the three- and four-year periods ended December 31, 2010. The Trustees noted that the Fund’s performance was above the Lipper universe medians for the one- and two-year periods ended December 31, 2010, but below the Lipper universe medians for the three-, four- and five-year periods ended December 31, 2010. The Trustees noted that, according to Morningstar, the Fund was ranked in the third quartile for each of the one-, three- and five-year rolling return periods ended December 31, 2010. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE Growth (ND) Index, for the one- and five-year periods ended December 31, 2010, but had underperformed its benchmark for the three-, ten- and fifteen-year periods ended December 31, 2010.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”), the Fund’s Subadviser, in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $11.3 billion in assets in this asset class, out of a firm-wide total of approximately $51 billion in assets under management. The Trustees also noted the experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.85 billion, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio for each of the Fund’s share classes was below the group and universe median expense ratios. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s Institutional Class outperformance in relation to its Lipper group and universe medians for the two-year period ended December 31, 2010 and its underperformance in relation to its Lipper group and universe medians for the one-, three- and four-year periods ended December 31, 2010. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the third quartile for the period ended December 31, 2010 while the Fund’s three-year rolling return ranked in the fourth quartile for the period ended December 31, 2010. The Trustees also considered the record showing that the Fund had underperformed its benchmark, the MSCI World (ND) Index, for the one- and three-year periods ended December 31, 2010. The Trustees noted that the subadviser’s deep value style contributed to the Fund’s underperformance during what has been a particularly challenging market environment.

The Trustees discussed the expertise of Pzena Investment Management, LLC (“Pzena”), the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $3.2 billion of the $15.6 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date of March 1, 2009), the Trustees observed that the Fund’s Institutional Class performance was above its Lipper group and universe medians for the one-year period ended December 31, 2010. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the first quartile for the period ended December 31, 2010. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World Index, for the one-year period ended December 31, 2010. The Trustees also noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of Marsico, the Fund’s Subadviser, in managing assets generally and in the global asset class specifically, noting that Marsico managed approximately $1.9 billion in assets in this asset class, out of a firm-wide total of approximately $51 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Fund’s share classes were below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser operated Harbor Global Growth Fund at a loss and, in certain cases, was waiving a portion of its advisory fee and/or reimbursing Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Add name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**

Howard P. Colhoun (75) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present) Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a one-year term expiring December 31, 2011. Mr. Colhoun formerly served as a Trustee for Harbor Funds since its inception in 1986.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

57

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

58

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

59

Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

60

Glossary—Continued

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

61

Glossary—Continued

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

62

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2011/659,229	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.IG.0411

Semi-Annual Report

April 30, 2011

Strategic Markets Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX	—

Harbor Unconstrained Bond Fund	HAUBX	HRUBX	—

Harbor Flexible Capital Fund	HAFLX	HRFLX	HIFLX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2011
	Institutional Class		Administrative Class		Investor Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	21.75%		21.63%		N/A
Harbor Unconstrained Bond Fund	-0.37		-0.45		N/A
Harbor Flexible Capital Fund	4.70	[a]	4.60	[a]	4.60%[a]

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2011
Dow Jones-UBS Commodity Index Total ReturnSM; commodities	19.19%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index	0.15
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	0.02
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	16.36

	EXPENSE RATIOS[1]						Morningstar Average [2]
	2008*		2009*	2010*	2011
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[b]		0.94%	0.94%	0.94%[d]		1.20%
Administrative Class	1.19	[b]	1.19	1.19	1.19	[d]	1.31
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[c]	1.05%[d]		0.97%
Administrative Class	N/A		N/A	1.30 [c]	1.30	[d]	1.15
Harbor Flexible Capital Fund
Institutional Class	N/A		N/A	N/A	1.00%[e]		0.99%
Administrative Class	N/A		N/A	N/A	1.25	[e]	1.32
Investor Class	N/A		N/A	N/A	1.37	[e]	1.39

*	Audited

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.

a	For the period March 1, 2011 (inception) through April 30, 2011.

b	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

c	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

d	Unaudited annualized figure for the six-month period ended April 30, 2011.

e	Unaudited annualized figure for the period March 1, 2011 (inception) through April 30, 2011.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Domestic and international stock prices rose in the first half of fiscal 2011, with major equity indices posting double-digit gains. Global equity markets reacted favorably to the encouraging signs of economic recovery in many parts of the world, which outweighed the political uncertainties in the Middle East and Northern Africa, the tragic earthquake and tsunami in Japan and lingering concerns about excessive levels of debt in certain countries.

Bonds recorded modest returns due to concerns about possible inflation, while commodities moved sharply higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 19.19%.

Harbor Strategic Markets Funds

Against a backdrop of rising commodity prices, the Harbor Commodity Real Return Strategy Fund posted a return of 21.75% for the fiscal half-year. The Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 256 basis points, or 2.56 percentage points. The Harbor Unconstrained Bond Fund, with a cautious position throughout most of the fiscal first half, had a negative return of –0.37%. The Harbor Flexible Capital Fund, which was introduced on March 1, 2011, returned 4.70% for its first two months of operation.

We always encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of the strategic markets funds can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2011
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	1.92%	7.06%	N/A

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%	18.39%	3.68%	4.11%	10.86%
S&P 500 Index (large cap stocks)	16.36	17.22	2.95	2.82	11.06
Russell Midcap® Index (mid cap stocks)	20.67	23.36	5.14	7.95	12.53
Russell 2000® Index (small cap stocks)	23.73	22.20	3.89	7.34	10.03
Russell 3000® Growth Index	17.77	21.62	5.05	2.38	9.69
Russell 3000® Value Index	17.53	15.17	1.47	4.63	11.71

International & Global
MSCI EAFE (ND) Index (foreign stocks)	12.71%	19.18%	1.54%	5.29%	9.47%
MSCI World (ND) Index (global stocks)	14.75	18.25	2.32	3.90	9.56
MSCI EM Index (emerging markets)	9.74	20.67	9.85	16.58	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.11%	13.34%	9.21%	8.72%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	0.02	5.36	6.33	5.74	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.09	0.17	2.16	2.19	5.47

Domestic Equity, International Equity, and Fixed Income

U.S. stocks had a very strong first half of fiscal 2011. The Russell 3000® Index, a broad measure of the U.S. equities market, had a return of 17.65% for the six months ending April 30, highlighting the broad strength in the domestic equity markets. Small cap stocks recorded the best returns, followed by mid caps and large caps. Growth stocks outperformed value in small cap and mid cap, while large cap value stocks slightly outpaced large cap growth.

International and global stocks recorded solid returns for the first half of the fiscal year. The MSCI EAFE (ND) Index of stocks in developed international markets returned 12.71%. (All international and global returns are in U.S. dollars.) For U.S.-based investors, a weakening U.S. dollar gave a strong boost to the returns of foreign equities and contributed over 5% to the total return for the index. The MSCI All Country World Index recorded a return of 14.06%.

2

Fixed income markets recorded modest returns amid concerns over the threat of longer-term inflation. The broad taxable investment-grade bond market was virtually unchanged, posting a return of 0.02%. The high-yield market returned 6.11%, reflecting a willingness by investors to assume added risk in return for incremental yield. Money market investments again produced only slightly positive returns as the Federal Reserve held short-term rates at near-zero levels.

New Harbor Funds

Harbor has added three new mutual funds to its lineup since the start of fiscal 2011.

•

The Harbor Flexible Capital Fund invests primarily in equities and other securities selected for long-term growth potential. The Fund may invest in securities of small, mid or large cap companies throughout the world. The Portfolio Manager is A. Douglas Rao, a Portfolio Manager and Senior Analyst at Marsico Capital Management, LLC. Marsico also manages the Harbor International Growth Fund and the Harbor Global Growth Fund.

•

The Harbor Convertible Securities Fund invests primarily in a portfolio of convertible bonds, with a focus on corporate issuers rated below investment grade. The Portfolio Manager is Raymond F. Condon, a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. Shenkman also manages the Harbor High-Yield Bond Fund.

•

The Harbor Emerging Markets Debt Fund invests primarily in fixed income securities that are tied economically to emerging markets countries. The Fund will invest in U.S. dollar and non-U.S. denominated fixed income securities. The Fund has a team of Portfolio Managers including Peter J. Wilby, Chief Investment Officer of Stone Harbor Investment Partners LP, along with Stone Harbor Portfolio Managers Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David A. Oliver, and Christopher M. Wilder.

The Harbor Flexible Capital Fund began operations March 1, 2011, while the Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund were introduced effective May 1, 2011. As always, investors should read a fund’s prospectus carefully before investing.

Investing for the Long-Term

At the start of the fiscal second half, optimism about the economic recovery in the United States and around the world began to fade and equity markets gave up most of the gains of the 2011 calendar year. Slower than expected growth, stubbornly high unemployment, concern about Greece and other countries with excessive debt and the continuing budget difficulties in Washington were all factors in the declining equity markets.

Market swings are common. Even the most experienced investors cannot predict short-term market movements on a consistent basis. We encourage investors to take a long-term perspective when investing and to maintain a diversified asset allocation. A diversified portfolio of stocks, bonds, and cash, that reflects your tolerance for risk, should help you reach your financial goals over the longer term. Harbor Funds offers a number of equity, strategic markets, and fixed income funds to help investors develop an asset allocation plan to meet their investment objectives.

Thank you for your investment in Harbor Funds.

June 23, 2011

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the six months ended April 30, 2011. The Federal Reserve reaffirmed plans to buy $600 billion of U.S. Treasury securities through June 2011 and keep the federal funds rate near zero for “an extended period.” On the fiscal policy front, the Obama administration and Congress reached a significant compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits, and a tax credit for business capital expenditures. While yields rose in most developed sovereign bond markets, yield increases tended to be greater in the U.S., reflecting higher volatility in light of more-aggressive monetary and fiscal stimulus. The benchmark 10-year Treasury yield ended April at 3.29%, a 69-basis point increase from the start of the fiscal half-year. The Treasury yield curve steepened as the Federal Reserve kept short-term yields anchored at low levels.

Bonds offering extra income, or spread, to cushion returns against rising rates generally fared the best over the last six months. Corporate bonds, particularly high-yield credits, outpaced Treasurys amid improving U.S. and global growth prospects. Compared to like-duration Treasurys, investment-grade and non-investment-grade banks, finance companies, and life insurers were among the best-performing corporate sectors, benefiting from expectations of faster economic growth and stronger balance sheets. Agency mortgage-backed securities also outperformed Treasurys on a like-duration basis. Within the mortgage sector, higher coupons outperformed lower coupons due to supply constraints and stronger investor demand. Non-government-agency mortgages outpaced Treasurys as well, supported by limited supply and investor demand for higher-yielding assets. Despite the turmoil in the Middle East, emerging market external bonds generally outperformed Treasurys. Locally-issued emerging market bonds additionally benefited from currency appreciation versus the U.S. dollar.

The Dow Jones-UBS Commodity Index Total ReturnSM gained 19.19% over the last six months, supported by a decline in the U.S. dollar and continued recovery of the U.S. economy. Treasury Inflation-Protected Securities (TIPS), as measured by the Barclays Capital U.S. TIPS Index, returned 1.28%. Shorter-maturity TIPS gained, as the unstable situation in the Middle East and the decline of the U.S. dollar pushed commodity prices up, particularly oil, resulting in investor demand for TIPS. Positive inflation accruals also contributed to the demand for TIPS. Finally, breakeven inflation levels (i.e. the difference between nominal and real yields) widened, with the breakevens for 5-year and 10-year notes increasing by 105 and 42 basis points, respectively. (One basis point represents one-hundredth of a percentage point.)

PERFORMANCE

The Harbor Commodity Real Return Strategy Fund outperformed the Dow Jones-UBS Commodity Index Total ReturnSM for the six months ended April 30, 2011. The Fund returned 21.75% (Institutional Class) and 21.63% (Administrative Class), compared with the benchmark return of 19.19%.

The following strategies helped Fund returns:

•	Commodity structural strategies, particularly calendar strategies, added incremental value.

•	TIPS collateral, which outpaced the Treasury bill collateral assumed within a commodity index, as real yields declined.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	73.1%
SLM Student Loan Trust	1.6%
BNP Paribas	1.0%
Citibank Omni Master Trust	1.0%
Dexia Credit Local	1.0%
Goldman Sachs Group Inc.	1.0%
JP Morgan Chase & Co.	1.0%
Australia Government	0.9%
Federal Home Loan Mortgage Corp.	0.9%
Ally Financial Inc.	0.8%

•	An overweighted allocation to bonds of banks, finance companies, and life insurers, which gained amid indications of improving balance sheets.

•	An emerging markets emphasis, especially to emerging market corporate securities; exposure to select emerging market currencies also helped.

•	A modest exposure to commercial mortgage-backed securities, as these spreads tightened.

The following strategies were negative or neutral for returns:

•	An overweight total index duration, as U.S. interest rates rose.

•	An emphasis on nominal duration versus real duration, as breakeven inflation levels widened.

OUTLOOK AND STRATEGY

We expect the U.S. economy to grow between 3% and 3.5% over the rest of calendar 2011, bolstered by last year’s fiscal stimulus package and the Federal Reserve’s quantitative easing program. Europe and the U.K. should expand more slowly, in our view, owing to their more austere fiscal policies. Japan’s economy is likely to contract in the aftermath of the terrible earthquake. This will be a drag on global growth, but we believe that Japan should rebound later this year amid massive reconstruction spending. Emerging economies should continue their relatively rapid growth and move closer over the secular horizon toward closing wealth and income gaps with the developed world.

With respect to portfolio strategy, we plan to:

•	Maintain 100% exposure to the Dow Jones-UBS Commodity Index Total ReturnSM and continue to seek incremental value via the implementation of commodity structural strategies.

•	Broaden sources of return and reduce overall risk exposures in light of market uncertainties.

•	Seek to balance the dual goals of capturing incremental real return potential while limiting U.S. interest rate risk.

•	Plan to underweight U.S. TIPS, given low real yields.

•	Target exposure to countries with strong growth prospects, strong balance sheets, and potentially higher real yields.

•	Seek to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure as a source of attractive yield.

•	Target conservative credit risk in the corporate sector; look to retain exposure to financial credits, which we believe are attractively valued.

•	Seek to hold, albeit at reduced levels, corporate and quasi-sovereign bonds in high-quality emerging market countries; look to take exposure to relatively high local rates in Brazil.

•	Plan to take long positions in relatively high-yielding, high-quality emerging market currencies as well as commodity-based, fiscally-sound currencies such as Australia and Canada.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$293,776

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$998

PORTFOLIO STATISTICS

Average Market Coupon	2.01%

Yield to Maturity	3.87%

Current 30-Day Yield (Institutional Class)	2.39%

Weighted Average Maturity	3.87 years

Weighted Average Duration	2.01 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	254%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	18.64%

>1 to 5	51.97%

>5 to 10	28.29%

>10 to 15	0.81%

>15 to 20	0.29%

>20 to 25	0.00%

>25 yrs.	0.00%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2011

Total Returns For the periods ended 04/30/2011
Harbor Commodity Real Return Strategy Fund
Institutional Class	21.75%	39.07%	N/A	3.20%	09/02/2008	$10,873
Administrative Class	21.63%	38.79%	N/A	2.93%	09/02/2008	$10,799
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	N/A	-2.73%	—	$9,291

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.13% (Gross) (Institutional Class); and 1.19% (Net) and 1.38% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -5.3%)

ASSET-BACKED SECURITIES—4.7%
Principal Amount (000s)		Value (000s)

$199	American Money Management Corporation Series 2005-5A Cl. A1A 0.544%—08/08/2017[1,2]	$191
495	Ares CLO Funds Series 2006-6RA Cl. A1B 0.537%—03/12/2018[1,2]	475
563	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.413%—10/25/2035[1]	517
948	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[3]	952
3,000	Citibank Omni Master Trust Series 2009-A8 Cl. A8 2.319%—05/16/2016[1,2]	3,044
892	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 5.525%—04/25/2036[4]	854
17	First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF15 Cl. A3 0.263%—11/25/2036[1]	17
84	Gulf Stream Compass CLO Ltd. Series 2004-1A Cl. A 0.638%—07/15/2016[1,2]	83
€302	Harvest CLO SA Series IX Cl. A1 2.003%—03/29/2017[1]	427
$1,200	Hillmark Funding Series 2006-1A Cl. A1 0.563%—05/21/2021[1,2]	1,124
31	Olympic CLO Ltd. Series 2004-1A Cl. A1LA 0.743%—05/15/2016[1,2]	31	[z]
38	Premium Loan Trust Ltd. Series 2004-1A Cl. A 0.654%—10/25/2014[1,2]	37	[z]
€1,518	SLM Student Loan Trust Series 2003-2 Cl. A5 1.433%—12/15/2023[1]	2,236
908	Series 2002-7X Cl. A5 1.443%—09/15/2021[1]	1,291
$1,338	Series 2009-C Cl. A 4.500%—11/16/2043[1,2]	1,289

		4,816

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

$681	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	$741
600	Venture CDO Ltd. Series 2006-7A Cl. A1A 0.504%—01/20/2022[1,2]	556

TOTAL ASSET-BACKED SECURITIES (Cost $13,497)		13,865

BANK LOAN OBLIGATIONS—0.5%
(Cost $1,475)
1,500	International Lease Finance Corporation Term Loan 6.750%—03/17/2015[1]	1,509

COLLATERALIZED MORTGAGE OBLIGATIONS—2.5%
€300	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 2.874%—11/19/2047[1,2]	444
$2,061	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 1.969%—11/15/2015[1,2]	1,970
59	Bank of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	62
200	GS Mortgage Securities Corp. II Series 2010-C1 Cl. A2 4.592%—08/10/2043[2]	206
228	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.434%—05/19/2035[1]	159
€1,200	Holmes Master Issuer plc Series 2011-1A Cl. A3 2.339%—10/15/2054[1,2]	1,779
$442	Merrill Lynch Mortgage Investors Inc. Series 2006-1 Cl. 1A 2.008%—02/25/2036[1]	370
483	NCUA Guaranteed Notes Series 2010-R3 Cl. 2A 0.859%—12/08/2020[1]	486
€500	Permanent Master Issuer plc Series 2011-1A Cl. 1A3 2.617%—07/15/2042[1,2]	741
$800	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 3.073%—10/20/2035[1]	637
602	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.376%—01/25/2046[1]	488

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,198)		7,342

CONVERTIBLE BONDS—0.1%
(Cost $193)
200	US Bancorp. 0.000%—09/20/2036[1,5]	198

CORPORATE BONDS & NOTES—19.5%
600	Ally Financial Inc. 3.512%—02/11/2014[1]	606
300	3.674%—06/20/2014[1]	303
300	6.875%—09/15/2011	306
900	8.300%—02/12/2015	1,015

		2,230

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

$200	American Express Bank FSB 0.341%—05/29/2012[1]	$199
1,100	Banco Santander Brazil SA MTN[6] 2.008%—12/29/2011[2]	1,085
800	2.409%—03/18/2014[1,2]	804

		1,889

500	Banco Santander Chile 1.524%—04/20/2012[1,2]	500
800	Bank of America Corporation 0.810%—09/11/2012[1]	800
£300	Bank of America Corporation MTN[6] 0.908%—06/11/2012[1]	497
$2,900	BNP Paribas 0.660%—03/02/2012[1]	2,903
2,100	BPCE SA 2.018%—02/07/2014[1,2]	2,117
900	Centex Corporation 5.700%—05/15/2014	945
187	Citigroup Inc. 0.552%—11/05/2014[1]	182
1,500	1.733%—01/13/2014[1]	1,527
400	6.000%—12/13/2013	438

		2,147

€400	Citigroup Inc. MTN[6] 7.375%—06/16/2014	653
$500	CMS Energy Corp. 4.250%—09/30/2015	514
2,000	Commonwealth Bank of Australia 0.589%—09/17/2014[1,2]	2,003
2,000	Credit Agricole SA MTN[6] 1.724%—01/21/2014[1,2]	2,031
2,900	Dexia Credit Local 0.710%—03/05/2013[1,2]	2,890
1,500	DISH DBS Corp. 6.375%—10/01/2011	1,526
800	Ford Motor Credit Co. LLC 7.500%—08/01/2012	849
300	Georgia Pacific LLC 8.125%—05/15/2011	302
€2,000	Goldman Sachs Group Inc. 1.695%—02/04/2013[1]	2,937
$500	HCA Inc. 7.250%—09/15/2020	540
1,700	ICICI Bank Ltd. MTN[6] 2.063%—02/24/2014[1,2]	1,696	[z]
1,000	ING Bank NV MTN[6] 1.107%—03/30/2012[1,2]	1,003
100	International Lease Finance Corporation 6.500%—09/01/2014[2]	107
100	6.750%—09/01/2016[2]	107
100	7.125%—09/01/2018[2]	108

		322

800	International Lease Finance Corporation MTN[6] 5.400%—02/15/2012	820
500	5.625%—09/20/2013	515

		1,335

2,200	Intesa Sanpaolo SpA 2.713%—02/24/2014[1,2]	2,257
2,900	JP Morgan Chase & Co. MTN[6] 0.975%—05/02/2014[1]	2,900
1,000	LeasePlan Corporation NV 3.000%—05/07/2012[2]	1,025
1,000	Limited Brands Inc. 6.900%—07/15/2017	1,077

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	€900	Merrill Lynch & Co. Inc. MTN[6] 1.388%—05/30/2014[1]	$1,292
	$200	Metropolitan Life Global Funding I 1.434%—09/17/2012[1,2]	202
	1,800	Morgan Stanley 1.874%—01/24/2014[1]	1,827
	€500	Morgan Stanley MTN[6] 1.388%—11/29/2013[1]	721
	1,200	1.422%—03/01/2013[1]	1,756

			2,477

	700	New York Life Global Funding MTN[6] 1.290%—12/20/2013[1]	1,014
	$1,800	Nordea Bank AB 1.181%—01/14/2014[1,2]	1,802
	100	Petroleos de Venezuela SA 5.000%—10/28/2015	67
	200	Pride International Inc. 0.870%—10/11/2011[1]	200
	650	6.875%—08/15/2020	753

			953

	300	Royal Bank of Scotland plc 2.733%—08/23/2013[1]	310
	100	3.000%—12/09/2011[2]	102
	300	4.875%—03/16/2015	317

			729

	300	SLM Corporation 3.161%—11/01/2016[4,7]	266
	700	SLM Corporation MTN[6] 3.632%—03/17/2014[4,7]	709
	1,415	Svenska Handelsbanken AB 1.310%—09/14/2012[1,2]	1,430
	200	Turkiye Garanti Bankasi AS 2.774%—04/20/2016[1,2]	202
	600	UBS AG MTN[6] 1.413%—02/23/2012[1]	605
		Volkswagen International Finance NV
	1,600	0.757%—10/01/2012[1,2]	1,605
	500	1.625%—08/12/2013[2]	504

			2,109

	€1,100	Wachovia Corp. MTN[6] 1.244%—02/13/2014[1]	1,596

	TOTAL CORPORATE BONDS & NOTES (Cost $55,667)		57,367

FOREIGN GOVERNMENT OBLIGATIONS—2.9%
		Australia Government Bond
AUD$	600	2.500%—09/20/2030[7]	662
	500	3.000%—09/20/2025[7]	606
	800	4.000%—08/20/2020[7]	1,455

			2,723

	$600	Export-Import Bank of Korea MTN[6] 1.360%—03/13/2012[1,2]	600
	€1,600	Instituto de Crédito Oficial MTN[6] 2.941%—03/25/2014[1,2]	2,354
	1,427	Italy Buoni Poliennali Del Tesoro 2.100%—09/15/2016-09/15/2021[7]	2,051
	$100	Petroleos Mexicanos 5.500%—01/21/2021	103
	800	Vnesheconombank 5.450%—11/22/2017[2]	822

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,960)		8,653

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—1.9%
Principal Amount (000s)		Value (000s)

$2,764	Federal Home Loan Mortgage Corp. REMIC[8] 0.819%—12/15/2037[1]	$2,792
997	Federal National Mortgage Association 4.000%—02/01/2041	994
505	Federal National Mortgage Association REMIC[8] 0.563%—07/25/2037[1]	507
498	0.593%—07/25/2037[1]	500
357	0.653%—05/25/2036[1]	359
139	0.658%—02/25/2037[1]	140

		1,506

407	Government National Mortgage Association 0.513%—03/20/2037[1]	407

TOTAL MORTGAGE PASS-THROUGH (Cost $5,622)		5,699

PURCHASED OPTIONS—0.1%
No. of Contracts
27	Commodity Option on Crude Oil 11/17/2015	195
17,100,000	Interest Rate Swap Option 1 year 1.250%—04/30/2012	67
2,100,000	2.000%—11/19/2012	9

		76

TOTAL PURCHASED OPTIONS (Cost $232)		271

U.S. GOVERNMENT OBLIGATIONS—73.1%
Principal Amount (000s)
$4,697	U.S. Treasury Inflation Indexed Bonds[7] 0.500%—04/15/2015	4,967
2,094	0.625%—04/15/2013	2,203
12,543	1.125%—01/15/2021	13,023
1,987	1.250%—04/15/2014	2,148
14,839	1.250%—07/15/2020[9]	15,677
4,815	1.375%—07/15/2018-01/15/2020	5,192
985	1.625%—01/15/2015	1,085
13,013	1.875%—07/15/2013-07/15/2015	14,165
11,296	1.875%—07/15/2019[9]	12,650
20,885	2.000%—04/15/2012-01/15/2016	23,146
21,819	2.000%—01/15/2014[9]	24,019
5,462	2.125%—01/15/2019[9]	6,215
1,701	2.375%—01/15/2017	1,955
12,393	2.500%—07/15/2016[9]	14,348
3,843	2.625%—07/15/2017	4,502
33,378	3.000%—07/15/2012	35,719
22,347	3.375%—01/15/2012[9]	23,382

		204,396

10,000	U.S. Treasury Notes 0.500%—10/15/2013[9]	9,930
1,100	1.125%—06/30/2011	1,102

		11,032

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $210,032)		215,428

SHORT-TERM INVESTMENTS—21.9%
Principal Amount (000s)		Value (000s)

CERTIFICATES OF DEPOSIT—2.2%
$1,000	Banco Bradesco SA 1.955%—01/24/2013[2]	$1,000
1,200	2.242%—06/27/2011[2]	1,196

		2,196

800	Barclays Bank plc 1.409%—12/16/2011[1]	800
1,400	Industrial & Commercial Bank of China Ltd. 0.750%—08/15/2011	1,400
2,000	ITAU Unibanco SA New York 1.296%—07/07/2011	1,995

		6,391

REPURCHASE AGREEMENTS—1.2%
1,000	Repurchase Agreement with Barclay’s Capital dated April 29, 2011 due May 02, 2011 at 0.030% collateralized by U.S. Treasury Notes (market value $1,020)	1,000
2,631	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $2,686)	2,631

		3,631

U.S. GOVERNMENT AGENCIES—4.0%
6,000	Federal National Mortgage Association Discount Notes 0.060%—07/21/2011	5,999
1,100	0.075%—07/20/2011	1,100
4,700	0.080%—07/06/2011-07/21/2011	4,699

		11,798

U.S. TREASURY BILLS—14.5%
1,400	U.S. Treasury Bills 0.026%—05/05/2011	1,400
100	0.040%—05/19/2011	100
1,900	0.078%—09/08/2011	1,899
3,300	0.083%—08/18/2011	3,299
14,300	0.093%—08/25/2011[9]	14,296
5,120	0.113%—09/15/2011[9]	5,118
320	0.119%—07/07/2011	320
3,100	0.151%—09/15/2011	3,098
3,900	0.152%—09/15/2011	3,898
9,029	0.155%—08/25/2011[9]	9,025
200	0.157%—08/25/2011[9]	200
30	0.164%—07/28/2011[9]	30

		42,683

TOTAL SHORT-TERM INVESTMENTS (Cost $64,503)		64,503

TOTAL INVESTMENTS—127.2% (Cost $366,379)		374,835
CASH AND OTHER ASSETS, LESS LIABILITIES—(27.2)%		(80,061)

TOTAL NET ASSETS—100.0%		$294,774

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Mill Wheat Futures (Buy)	49	€2	11/2011	$81
Corn Futures (Sell)	12	$60	12/2011	(39)
Eurodollar Futures-CME 90 day (Buy)	41	10,250	09/2011	20
Eurodollar Futures-CME 90 day (Buy)	12	3,000	12/2011	3
Eurodollar Futures-CME 90 day (Buy)	74	18,500	03/2012	26
Eurodollar Futures-CME 90 day (Buy)	16	4,000	06/2012	4
Soybean Futures (Buy)	5	25	11/2011	9
Wheat Futures (Sell)	18	90	12/2011	(80)

				$24

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Royal Bank of Scotland plc	$1,038	$1,025	05/31/2011	$(13)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	740	689	06/02/2011	51
Brazilian Real (Buy)	UBS AG	733	721	08/02/2011	12
Brazilian Real (Sell)	UBS AG	740	731	06/02/2011	(9)
British Pound Sterling (Sell)	Bank of America, N.A.	513	493	06/13/2011	(20)
Canadian Dollar (Buy)	BNP Paribas S.A.	1,795	1,740	06/20/2011	55
Chinese Yuan (Buy)	Deutsche Bank AG London	549	538	02/13/2012	11
Euro Currency (Buy)	Credit Suisse London	267	261	07/18/2011	6
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	220	215	07/18/2011	5
Euro Currency (Buy)	Royal Bank of Scotland plc	251	245	07/18/2011	6
Euro Currency (Sell)	BNP Paribas S.A.	722	694	07/18/2011	(28)
Euro Currency (Sell)	Credit Suisse London	23,661	23,091	07/18/2011	(570)
Indian Rupee (Buy)	Barclays Capital	1,923	1,862	08/12/2011	61
Indian Rupee (Buy)	Deutsche Bank AG London	219	212	08/12/2011	7
Indian Rupee (Buy)	HSBC Bank USA, N.A.	493	490	08/12/2011	3
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	502	500	05/09/2011	2
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	201	200	08/12/2011	1
Indian Rupee (Sell)	HSBC Bank USA, N.A.	503	498	05/09/2011	(5)
Indonesian Rupiah (Buy)	Bank of America, N.A.	199	196	01/31/2012	3
Indonesian Rupiah (Buy)	Deutsche Bank AG London	168	160	10/31/2011	8
Indonesian Rupiah (Buy)	Goldman Sachs International	356	340	10/31/2011	16
Japanese Yen(Sell)	JP Morgan Chase Bank, N.A.	692	670	07/14/2011	(22)
Malaysian Ringgit (Buy)	Barclays Capital	505	487	08/11/2011	18
Malaysian Ringgit (Buy)	HSBC Bank USA, N.A.	213	207	08/11/2011	6
Malaysian Ringgit (Buy)	JP Morgan Chase Bank, N.A.	34	32	08/11/2011	2
Mexican Peso (Buy)	HSBC Bank USA, N.A.	788	760	07/07/2011	28
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	229	220	07/07/2011	9
Philippine Peso (Buy)	Barclays Capital	503	491	11/15/2011	12
Philippine Peso (Buy)	Deutsche Bank AG London	417	408	06/15/2011	9
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	44	43	06/15/2011	1
Singapore Dollar (Buy)	Bank of America, N.A.	480	459	06/09/2011	21
Singapore Dollar (Buy)	Barclays Bank plc	284	272	09/09/2011	12
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	412	400	05/09/2011	12
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	305	300	06/09/2011	5
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	412	400	09/09/2011	12
Singapore Dollar (Buy)	Royal Bank of Scotland plc	82	78	09/09/2011	4
Singapore Dollar (Sell)	HSBC Bank USA, N.A.	412	400	05/09/2011	(12)
South Korean Won (Buy)	Barclays Capital	927	899	05/09/2011	28
South Korean Won (Buy)	Deutsche Bank AG London	316	300	05/09/2011	16
South Korean Won (Buy)	Goldman Sachs International	79	75	05/09/2011	4
South Korean Won (Buy)	HSBC Bank USA, N.A.	46	44	05/09/2011	2
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	924	859	05/09/2011	65
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	2,791	2,742	08/12/2011	49
South Korean Won (Buy)	Morgan Stanley and Co. Inc.	406	400	05/09/2011	6
South Korean Won (Buy)	Morgan Stanley and Co. Inc.	304	300	08/12/2011	4
South Korean Won (Buy)	Royal Bank of Scotland plc	110	104	05/09/2011	6
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	2,808	2,758	05/09/2011	(50)

					$(151)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2011

TOTAL RETURN SWAPS ON INDICIES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	$14,610	$203
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	27,750	372
Credit Suisse International	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	14,560	196
Deutsche Bank AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	23,680	318
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	23,080	310
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	29,910	401
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	9,500	132
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	30,580	411
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	2,990	41
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	29,910	402
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	30,050	404
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	42,180	450
Societe Generale Paris	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	1,090	15
UBS AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2011	10,190	137
Deutsche Bank AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Soybeans Subindex Total ReturnSM	05/26/2011	213	1
Deutsche Bank AG	U.S. Treasury Bill	Receive	Dow Jones-UBS Wheat Subindex Total ReturnSM	05/26/2011	176	2

Total Return Swaps on Indicies						$3,795

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Asset	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	Brent Crude Oil Futures December 2011	Pay	$114.700	11/14/2011	20,000	$—
Morgan Stanley Capital Services Inc.	Brent Crude Oil Futures December 2011	Receive	114.700	11/14/2011	20,000	158
Morgan Stanley Capital Services Inc.	Brent Crude Oil Futures December 2012	Receive	110.590	11/14/2012	20,000	(134)
Morgan Stanley Capital Services Inc.	Brent Crude Oil Futures December 2012	Pay	110.590	11/14/2012	20,000	—
Deutsche Bank AG	Corn Futures December 2011	Receive	680.250	11/28/2011	50,000	—
Deutsche Bank AG	Corn Futures December 2011	Pay	680.250	11/28/2011	50,000	—
Morgan Stanley Capital Services Inc.	Crude Oil Futures December 2011	Receive	106.500	11/17/2011	20,000	(144)
Morgan Stanley Capital Services Inc.	Crude Oil Futures December 2011	Pay	106.500	11/17/2011	20,000	—
Morgan Stanley Capital Services Inc.	Crude Oil Futures December 2012	Pay	103.800	11/15/2012	20,000	—
Morgan Stanley Capital Services Inc.	Crude Oil Futures December 2012	Receive	103.800	11/15/2012	20,000	134
Credit Suisse International	Dow Jones-UBS Copper Index	Pay	454.464	05/26/2011	594,648	9
Credit Suisse International	S&P GSCI Copper Index	Receive	829.475	05/26/2011	593,939	—
Deutsche Bank AG	Soybean Futures November 2011	Pay	1,380.850	10/27/2011	20,000	—
Deutsche Bank AG	Soybean Futures November 2011	Receive	1,380.850	10/27/2011	20,000	—

						$23

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Asset	Pay/Receive Variance[f]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brent Crude Oil Futures December 2011	Pay	$0.102	11/10/2011	$1,000	$25
Deutsche Bank AG	Corn Futures July 2011	Pay	0.158	06/24/2011	390	(3)
JP Morgan Chase Bank, N.A.	London Gold Market Fix Ltd.	Pay	0.041	09/29/2011	840	8
Deutsche Bank AG	West Texas Intermediate Cushing Crude Oil	Pay	0.111	05/17/2011	400	21
Deutsche Bank AG	West Texas Intermediate Cushing Crude Oil	Pay	0.114	05/17/2011	100	4
Deutsche Bank AG	West Texas Intermediate Cushing Crude Oil	Pay	0.102	11/10/2011	1,000	(26)

Variance Swaps on Commodities						$29

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	ING Verzekeringen NV 4.000% due 09/18/2013	Sell	1.400%	6/20/2011	0.941%	$1	$—	€200	$1
BNP Paribas S.A.	Centex Corporation 5.250% due 06/15/2015	Buy	1.000	6/20/2014	1.402	10	(12)	$900	22
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	6/20/2016	2.017	233	217	1,600	16
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000%	12/20/2015	1.937	27	29	200	(2)
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	27	28	200	(1)
Goldman Sachs International	Dow Jones CDX North America Investment Grade Index Series 16 5Y-0.037%	Sell	1.000	6/20/2016	0.878	34	10	4,800	24
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	6/20/2015	0.915	5	(19)	1,000	24
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	6/20/2015	0.915	4	(9)	900	13
Bank of America N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	6/20/2015	0.604	(3)	(4)	200	1
Bank of America N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(2)	(2)	100	—
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(2)	(2)	100	—
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	6/20/2015	0.604	(7)	(16)	500	9
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(6)	(6)	300	—
Goldman Sachs International	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.723	9	15	700	(6)
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	6/20/2016	0.793	19	(1)	1,700	20
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.723	1	2	100	(1)
Bank of America, N.A.	International Lease Finance Corporation 5.550% due 09/05/2012	Buy	5.000	9/20/2013	2.355	(33)	(16)	500	(17)
Goldman Sachs International	International Lease Finance Corporation 5.550% due 09/05/2012	Buy	5.000	3/20/2012	1.382	(30)	52	800	(82)
Bank of America, N.A.	Kingdom of Spain 5.500% due 07/30/2017	Sell	0.010	6/20/2016	2.341	(121)	(119)	2,000	(2)
Deutsche Bank AG	Limited Brands, Inc. 6.900% due 07/15/2017	Buy	1.000	9/20/2017	1.922	51	52	1,000	(1)
JP Morgan Chase Bank, N.A.	Petroleo Brasileira SA Petrobras 8.375% due 12/10/2018	Sell	1.000	9/20/2015	1.233	(3)	(9)	300	6
Bank of America, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	6/20/2015	0.464	11	5	500	6
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.524	2	2	100	—

Credit Default Swaps									$30

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	11.880%	01/02/2013	R$	600	$5
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,000	32
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		3,000	11
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		600	6
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		300	3
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		800	13
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		700	2
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		300	2
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		1,700	29
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		1,300	6
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.880	01/02/2012		2,500	(6)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		500	3
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		200	2

Interest Rate Swaps							$108

Total Swaps							$3,985

WRITTEN OPTIONS OPEN AT APRIL 30, 2011

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Credit Default Option 5 year (Call)	(400,000)	0.80%	06/15/2011	$(1)
Credit Default Option 5 year (Call)	(300,000)	0.80	06/15/2011	(1)
Credit Default Option 5 year (Call)	(300,000)	0.80	06/15/2011	(1)
Credit Default Option 5 year (Call)	(200,000)	0.80	06/15/2011	(1)
Credit Default Option 5 year (Call)	(100,000)	0.80	06/15/2011	—
Credit Default Option 5 year (Call)	(100,000)	0.80	06/15/2011	—
Credit Default Option 5 year (Call)	(200,000)	0.80	09/21/2011	(1)
Credit Default Option 5 year (Call)	(100,000)	0.80	09/21/2011	—
Credit Default Option 5 year (Put)	(400,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(400,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(400,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(300,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(200,000)	1.20	09/21/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20	09/21/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20	09/21/2011	—
Credit Default Option 5 year (Put)	(400,000)	1.30	09/21/2011	(1)
Forward Volatility Swaption 1 year (Call)	(900,000)	0.51	10/11/2011	(7)[z]
Forward Volatility Swaption 1 year (Call)	(1,000,000)	0.53	10/11/2011	(8)
Forward Volatility Swaption 1 year (Call)	(2,200,000)	1.09	11/14/2011	(37)
Forward Volatility Swaption 1 year (Call)	(2,000,000)	1.11	10/11/2011	(34)
Interest Rate Swap Option 1 year (Put)	(2,100,000)	1.00	11/19/2012	(19)
Interest Rate Swap Option 1 year (Put)	(21,800,000)	2.00	04/30/2012	(28)
Interest Rate Swap Option 1 year (Put)	(12,400,000)	2.00	04/30/2012	(16)
Interest Rate Swap Option 2 year (Put)	(8,600,000)	2.25	09/24/2012	(75)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25	09/24/2012	(3)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25	09/24/2012	(3)
Interest Rate Swap Option 3 year (Put)	(2,600,000)	3.00	06/18/2012	(17)
Interest Rate Swap Option 3 year (Put)	(1,400,000)	3.00	06/18/2012	(9)
Interest Rate Swap Option 3 year (Put)	(1,000,000)	3.00	06/18/2012	(7)
Interest Rate Swap Option 3 year (Put)	(900,000)	3.00	06/18/2012	(6)
Interest Rate Swap Option 3 year (Put)	(300,000)	3.00	06/18/2012	(2)
Interest Rate Swap Option 10 year (Call)	(1,200,000)	3.20	05/23/2011	(3)
Interest Rate Swap Option 10 year (Put)	(1,200,000)	3.90	05/23/2011	—
Commodity-Crude Oil Futures (Call)	(27)	$160.00	11/10/2015	(192)
Eurodollar Futures Option—CME (Call)	(8)	99.38	09/19/2011	(6)
Eurodollar Futures Option—CME (Put)	(8)	99.38	09/19/2011	(1)
U.S. Treasury Notes-10 year Future (Call)	(87)	122.00	05/20/2011	(26)
U.S. Treasury Notes-10 year Future (Put)	(16)	116.00	05/20/2011	—
U.S. Treasury Notes-10 year Future (Put)	(45)	117.00	05/20/2011	(1)

Written options outstanding, at value (premiums received of $532)				$(506)

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$13,797	$68	$13,865
Bank Loan Obligations	—	1,509	—	1,509
Collateralized Mortgage Obligations	—	7,342	—	7,342
Convertible Bonds	—	198	—	198
Corporate Bond & Notes	—	55,671	1,696	57,367
Foreign Government Obligations	—	8,653	—	8,653
Mortgage Pass-Through	—	5,699	—	5,699
Purchased Options	195	76	—	271
U.S. Government Obligations	—	215,428	—	215,428
Short-Term Investments
Certificates of Deposit	—	6,391	—	6,391
Repurchase Agreements	—	3,631	—	3,631
U.S. Government Agencies	—	11,798	—	11,798
U.S. Treasury Bills	—	42,683	—	42,683

Total Investments in Securities	$195	$372,876	$1,764	$374,835

Investments in Other Financial Instruments
Forward Currency Contracts	—	(151)	—	(151)
Futures Contracts	(57)	81	—	24
Options-Written	(226)	(273)	(7)	(506)
Swap Agreements	—	3,985	—	3,985

Total Investments in Other Financial Instruments	$(283)	$3,642	$(7)	$3,352

Total Investments	$(88)	$376,518	$1,757	$378,187

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)[w]
Asset-Backed Securities	$1,255	$59	$(61)	$—	$2	$35	$—	$(1,222)[h]	$68
Corporate Bonds & Notes	—	1,700	—	—	—	(4)	—	—	1,696
Options-Written	—	—	—	—	—	(2)	(5)[g]	—	(7)

	$1,255	$1,759	$(61)	$—	$2	$29	$(5)	$(1,222)	$1,757

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2011, these securities were valued at $41,522 or 14% of net assets.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

5	Security becomes interest bearing at a future date.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	At April 30, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $134,890 or 46% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

g	Transferred from Level 2 to Level 3 due to lack of observable market data for pricing input.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2011
Asset-Backed Securities	$—
Corporate Bonds & Notes	(4)
Options—Written	(3)

$(7)

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception on

April 1, 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the six months ended April 30, 2011. The Federal Reserve reaffirmed plans to buy $600 billion of U.S. Treasury securities through June 2011 and keep the federal funds rate near zero for “an extended period.” On the fiscal policy front, the Obama administration and Congress reached a significant compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits, and a tax credit for business capital expenditures. While yields rose in most developed sovereign bond markets, yield increases tended to be greater in the U.S., reflecting higher volatility in light of more-aggressive monetary and fiscal stimulus. The benchmark 10-year Treasury yield ended April at 3.29%, a 69-basis-point increase from the start of the fiscal half-year. The Treasury yield curve steepened as the Federal Reserve kept short term yields anchored at low levels.

Bonds offering extra income, or spread, to cushion returns against rising rates generally fared the best over the last six months. Corporate bonds, particularly high-yield credits, outpaced Treasurys amid improving U.S. and global growth prospects. Compared to like-duration Treasurys, investment-grade and non-investment-grade banks, finance companies, and life insurers were among the best-performing corporate sectors, benefiting from expectations of faster economic growth and stronger balance sheets. Agency mortgage-backed securities also outperformed Treasurys on a like-duration basis. Within the mortgage sector, higher coupons outperformed lower coupons due to supply constraints and stronger investor demand. Non-government-agency mortgages outpaced Treasurys as well, supported by limited supply and investor demand for higher-yielding assets. Despite the turmoil in the Middle East, emerging market external bonds generally outperformed Treasurys. Locally-issued emerging market bonds additionally benefited from currency appreciation versus the U.S. dollar.

PERFORMANCE

The Harbor Unconstrained Bond Fund returned -0.37% (Institutional Class) and -0.45% (Administrative Class) for the six months ended April 30, 2011. For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.15% and the Barclays Capital U.S. Aggregate Bond Index returned 0.02%.

The following is a summary of the portfolio’s main contributors and detractors for the latest six months.

•	Tactical U.S. duration positioning, particularly an overweight during the final two months of calendar 2010 as interest rates rose, was negative for performance.

•	Exposure to duration in core Europe, Australia, and Canada also detracted from performance, as rates in these markets rose.

•	An allocation to high-yield corporate securities benefited performance as high-yield was one of the best performing sectors over the six months.

•

Exposure to bonds of financial companies was also positive for performance; they outpaced comparable-duration Treasury securities and the broader corporate market, as credit premiums continued to tighten.

•	Holdings of non-government-agency mortgages helped performance, as these securities continued to benefit from strong demand and lack of new supply.

16

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association	33.1%
U.S. Treasury	10.7%
Washington Mutual Mortgage Pass Through Certificates	3.0%
American General Finance Corporation	2.5%
UBS AG	1.7%
Canadian Government	1.6%
Arran Residential Mortgages Funding	1.5%
SLM Student Loan Trust	1.5%
Goldman Sachs Group Inc.	1.3%
New York City, NY	1.1%

•	Modest exposure to Treasury Inflation-Protected Securities (TIPS) contributed to returns as real duration outperformed nominal duration and breakeven inflation levels widened.

•	Currency strategies proved to be a net positive for returns, including a short exposure to the yen and long exposure to a select basket of emerging market currencies.

OUTLOOK AND STRATEGY

We continue to foresee a multi-speed global recovery over the next few years, with advanced economies facing muted growth and unusually high unemployment while important emerging economies continue to gradually close the global income and wealth gap. The implication for our 2011 cyclical forecast is that while parts of the developed world, notably the U.S., will continue to benefit from tailwinds of the policy-induced economic rebound, the durability of the recovery appears highly uncertain at a time when the capacity of fiscal stimulus has been nearly exhausted. Riskier assets have enjoyed a strong rally, due in part to enhanced global liquidity from a second round of quantitative easing (QE2), which we believe calls for increased caution as QE2 winds down. We believe that the end of QE2, as well as the threat to the U.S. sovereign balance sheet posed by structural fiscal deficits, makes duration less attractive to fixed income investors as a source of extra yield.

Despite structural weakness in developed economies, central banks seem to be more focused on the inflation mandate and, in response to higher energy prices, appear poised to shift towards less-accommodative monetary policies. It remains to be seen whether policymakers can carry out their planned normalization without accentuating underlying strains in the economy.

With respect to portfolio strategy, we plan to:

•

Minimize interest rate risk across global yield curves, as growth expectations for global economies have shifted higher along with the balance of inflationary risk in the emerging world; we believe that deteriorating U.S. federal debt dynamics and recent tax deals raise the risk of rising interest rates.

•	Maintain exposure to corporate securities, with a continued emphasis on financials and the banking sector.

•	Continue to take advantage of relative-value opportunities across mortgage coupons, and hold senior non-agency mortgages that have ample credit support and offer absolute value in most scenarios.

•	Add exposure in high-quality emerging market countries and companies that have potential for spread compression and offer relatively high yields.

•	Reduce holdings of TIPS, as low or even negative real yields for some maturities represent inadequate compensation for their duration risk.

•	Maintain exposure in intermediate real return assets, which tend to offer the best carry and roll-down.

•	Build a basket of emerging market Asian currencies, which are supported by a strong trajectory of growth.

•	Underweight select developed market currencies that are saddled with weak fundamentals and excessive debt levels.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

17

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$18,821

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a,b]

Total Net Assets (000s)	$1,220

PORTFOLIO STATISTICS

Average Market Coupon	2.22%

Yield to Maturity	1.05%

Current 30-Day Yield (Institutional Class)	0.79%

Weighted Average Maturity	-1.10years

Weighted Average Duration	0.34years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	366%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	106.98%

>1 to 5	12.61%

>5 to 10	13.81%

>10 to 15	-31.53%

>15 to 20	0.16%

>20 to 25	0.00%

>25 yrs.	-2.03%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2011

Total Returns For the periods ended 04/30/2011
Harbor Unconstrained Bond Fund
Institutional Class	-0.37%	2.90%	N/A	3.63%	04/01/2010	$10,393
Administrative Class	-0.45%	2.70%	N/A	3.34%	04/01/2010	$10,362
Comparative Indices
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity	0.15%	0.38%	N/A	0.36%	—	$10,039
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	5.95%	—	$10,645

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 5.60% (Gross) (Institutional Class); and 1.30% (Net) and 5.85% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 21.2%)

ASSET-BACKED SECURITIES—3.0%
Principal Amount (000s)		Value (000s)

$94	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.373%—07/25/2037[1]	$59
99	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.363%—05/25/2037[1]	63
100	Plymouth Rock CLO Ltd. Series 2010-1A Cl. A 1.920%—02/16/2019[1,2]	100	[z]
87	SLC Student Loan Trust Series 2009-AA Cl. A 4.750%—06/15/2033[1,2]	88
188	SLM Student Loan Trust Series 2010-A Cl. 2A 3.469%—05/16/2044[1,2]	197
99	Series 2009-B Cl. A1 6.219%—07/15/2042[1,2]	95

		292

1	Truman Capital Mortgage Loan Trust Series 2004-1 Cl. A1 0.553%—01/25/2034[1,2]	1

TOTAL ASSET-BACKED SECURITIES (Cost $605)		603

BANK LOAN OBLIGATIONS—2.5%
(Cost $494)
500	American General Finance Corporation Term Loan 7.250%—04/21/2015[1]	501

COLLATERALIZED MORTGAGE OBLIGATIONS—6.6%
59	American Home Mortgage Assets Series 2006-2 Cl.1A1 1.266%—09/25/2046[1]	31
€200	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 2.624%—11/19/2047[1,2]	297
$100	Banc of America Funding Corporation Series 2007-D Cl. 1A4 0.443%—06/20/2047[1]	75
42	Bank of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	44

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$23	Bank of America Funding Corporation Series 2004-A Cl. 4A1 2.956%—06/20/2032[3]	$22
100	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.950%—08/25/2035[1]	84
€17	Granite Mortgages plc Series 2003-3 Cl. 2A 1.718%—01/20/2044[1]	24
$34	Impac CMB Trust Series 2004-4 Cl. 1A1 0.853%—09/25/2034[1]	26
13	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.357%—05/25/2034[3]	12
100	Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Cl. A2 5.275%—11/15/2048	102
99	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR15 Cl. A1A2 0.493%—11/25/2045[1]	77
81	Series 2005-AR9 Cl. A1A 0.533%—07/25/2045[1]	68
182	Series 2007-HY3 Cl. 2A1 5.465%—03/25/2037[1]	152
338	Series 2007-HY4 Cl. 3A1 5.684%—04/25/2037[1]	302

		599

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,292)		1,316

CONVERTIBLE PREFERRED STOCKS—0.0%
Shares
(Cost $5)
ELECTRIC UTILITIES—0.0%
100	PPL Corporation 9.500%—07/01/2013	6

CORPORATE BONDS & NOTES—16.9%
Principal Amount (000s)
$100	Abbey National Treasury Services plc 4.000%—04/27/2016	101
100	Ally Financial Inc. 3.674%—06/20/2014[1]	101
200	Banco Santander Brazil SA MTN[4] 2.409%—03/18/2014[1,2]	201
100	Bank of America Corporation 6.500%—08/01/2016	113
100	Banque PSA Finance 2.203%—04/04/2014[1,2]	100
100	Barclays Bank plc 1.323%—01/13/2014[1]	101
50	Countrywide Financial Corporation MTN[4] 5.800%—06/07/2012	53
100	Ford Motor Credit Co. LLC 9.875%—08/10/2011	102
€100	Goldman Sachs Group Inc. 1.429%—05/23/2016[1]	140
$100	7.500%—02/15/2019	119

		259

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	$100	HSBC Holdings plc 5.100%—04/05/2021	$103
	100	International Lease Finance Corporation 6.500%—09/01/2014[2]	106
	100	Inte sa Sanpaolo SpA MTN[4] 6.500%—02/24/2021[2]	109
	100	JP Morgan Chase & Co. 3.450%—03/01/2016	101
	£100	LBG Capital No.1 plc 7.869%—08/25/2020	163
	$100	Lyondell Chemical Co. 11.000%—05/01/2018	113
	100	MetLife Institutional Funding II 1.201%—04/04/2014[1,2]	100
	100	Morgan Stanley 5.750%—01/25/2021	104
	100	Morgan Stanley MTN[4] 7.300%—05/13/2019	115
	200	National Australia Bank Ltd. 1.010%—04/11/2014[1,2]	204
	100	Reynolds Group Issuer Inc. 6.875%—02/15/2021[2]	104
	100	Royal Bank of Scotland plc 5.625%—08/24/2020	103
	€100	Royal Bank of Scotland plc MTN[4] 5.500%—03/23/2020	149
	$200	SSIF Nevada LP 0.981%—04/14/2014[1,2]	200	[z]
	300	UBS AG MTN[4] 5.875%—12/20/2017	335
	100	Volkswagen International Finance NV 1.875%—04/01/2014[2]	100
	50	Wynn Las Vegas LLC 7.750%—08/15/2020[2]	55

	TOTAL CORPORATE BONDS & NOTES (Cost $3,296)		3,395

FOREIGN GOVERNMENT OBLIGATIONS—2.1%
AUD$	100	Australia Government Bond 4.750%—06/15/2016	107
CAD$	100	Canadian Government Bond 1.500%—12/01/2012	105
	200	1.750%—03/01/2013	212

			317

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $395)		424

MORTGAGE PASS-THROUGH—33.6%

$26	Federal Home Loan Mortgage Corp. REMIC[5] 0.569%—12/15/2030[1]	26
36	5.500%—03/15/2017	36

		62

27	Federal National Mortgage Association 2.572%—07/01/2032[1]	27
1,001	3.500%—12/01/2040-01/01/2041	955
1,000	4.000%—01/01/2041	997

		1,979

43	Federal National Mortgage Association REMIC[5] 0.333%—03/25/2034[1]	43
4,500	Federal National Mortgage Association TBA[6] 4.000%—05/17/2026-05/12/2041	4,644

TOTAL MORTGAGE PASS-THROUGH (Cost $6,690)		6,728

MUNICIPAL BONDS—2.9%
Principal Amount (000s)		Value (000s)

$100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	$67
100	6.000%—06/01/2042	69

		136

200	New York City, NY 5.887%—12/01/2024	223
100	California State 7.600%—11/01/2040	114
100	Whiting, IN 5.250%—01/01/2021	107

TOTAL MUNICIPAL BONDS (Cost $545)		580

PURCHASED OPTIONS—0.2%
No. of Contracts (000s)
2,000	Credit Default Swap Option 5 year 06/15/2011	15
200	Interest Rate Swap Option 30 year 3.800%—12/18/2013	30

TOTAL PURCHASED OPTIONS (Cost $61)		45

U.S. GOVERNMENT OBLIGATIONS—11.0%
Principal Amount (000s)
$50	U.S. Treasury Bonds 4.625%—02/15/2040	52
506	U.S. Treasury Inflation Indexed Bonds[7] 1.125%–01/15/2021	525
304	1.250%—07/15/2020	322

		847

100	U.S. Treasury Notes 1.875%—09/30/2017	96
100	2.500%—06/30/2017	101
200	3.125%—05/15/2019	203
250	3.625%—08/15/2019-02/15/2020	260
600	3.750%—11/15/2018[8]	639

		1,299

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,186)		2,198

SHORT-TERM INVESTMENTS—43.3%
REPURCHASE AGREEMENTS—26.3%
4,900	Repurchase Agreement with Barclay’s Capital dated April 29, 2011 due May 02, 2011 at 0.050% collateralized by Federal Home Loan Mortgage Corp. (market value $5,102)	4,900
372	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by U.S. Treasury Notes (market value $383)	372

		5,272

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
U.S. GOVERNMENT AGENCIES—5.5%
$1,100	Federal National Mortgage Association Discount Notes 0.080%—07/21/2011	$1,100
U.S. TREASURY BILLS—11.5%
200	U.S. Treasury Bills 0.099%—06/23/2011	200
500	0.140%—09/08/2011	500
700	0.155%—09/01/2011[8]	699
300	0.162%—07/28/2011	300
600	0.165%—08/18/2011	600

		2,299

TOTAL SHORT-TERM INVESTMENTS (Cost $8,671)		8,671

TOTAL INVESTMENTS—122.1% (Cost $24,240)		24,467

CASH AND OTHER ASSETS, LESS LIABILITIES—(22.1)%		(4,426)

TOTAL NET ASSETS—100.0%		$20,041

FUTURES CONTRACTS OPEN AT APRIL 30, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	20	€5,000	06/2011	$(9)
Euro-Bobl Futures (Buy)	4	400	06/2011	4
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	1	£125	06/2011	1
Eurodollar Futures-CME 90 day (Buy)	36	$9,000	12/2011	18
Eurodollar Futures-CME 90 day (Buy)	4	1,000	03/2012	3
U.S. Treasury Bond Futures-30 year (Sell)	5	500	06/2011	(15)
U.S. Treasury Note Futures-5 year (Sell)	15	1,500	06/2011	(23)
U.S. Treasury Note Futures-10 year (Sell)	24	2,400	06/2011	(51)

				$(72)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Bank of America, N.A.	$109	$108	05/31/2011	$(1)
Brazilian Real (Buy)	UBS AG	32	32	06/02/2011	—
Brazilian Real (Buy)	UBS AG	33	30	07/05/2011	3
Brazilian Real (Sell)	UBS AG	32	30	06/02/2011	(2)
Brazilian Real (Sell)	UBS AG	32	32	08/02/2011	—
British Pound Sterling (Sell)	Bank of America, N.A.	100	96	06/13/2011	(4)
British Pound Sterling (Sell)	Barclays Bank plc	164	156	06/13/2011	(8)
British Pound Sterling (Sell)	Deutsche Bank AG	45	43	06/13/2011	(2)
Canadian Dollar (Buy)	JP Morgan Chase Bank, N.A.	268	258	06/20/2011	10
Canadian Dollar (Sell)	JP Morgan Chase Bank, N.A.	83	80	06/20/2011	(3)
Chinese Yuan (Buy)	Bank of America, N.A.	29	28	09/14/2011	1
Chinese Yuan (Buy)	Barclays Capital	266	262	11/15/2011	4
Chinese Yuan (Buy)	Deutsche Bank AG	26	25	11/15/2011	1
Chinese Yuan (Buy)	Deutsche Bank AG	94	93	02/03/2012	1
Chinese Yuan (Buy)	Deutsche Bank AG	54	53	02/13/2012	1
Chinese Yuan (Buy)	Deutsche Bank AG	92	91	02/01/2013	1
Chinese Yuan (Buy)	JP Morgan Chase Bank, N.A.	13	13	06/15/2011	—
Chinese Yuan (Buy)	JP Morgan Chase Bank, N.A.	201	200	02/13/2012	1
Chinese Yuan (Buy)	UBS AG	19	18	09/14/2011	1
Euro Currency (Sell)	JP Morgan Chase Bank, N.A.	1,132	1,105	07/18/2011	(27)
Hong Kong Dollar (Buy)	JP Morgan Chase Bank, N.A.	61	61	09/21/2011	—
Indian Rupee (Buy)	Barclays Capital	154	148	05/09/2011	6

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indian Rupee (Buy)	Barclays Capital	$154	$153	08/12/2011	$1
Indian Rupee (Sell)	Barclays Capital	153	152	05/09/2011	(1)
Japanese Yen(Sell)	JP Morgan Chase Bank, N.A.	221	214	07/14/2011	(7)
Malaysian Ringgit (Buy)	Barclays Capital	106	102	08/11/2011	4
Mexican Peso (Buy)	Deutsche Bank AG	201	191	07/07/2011	10
Norwegian Krone(Buy)	Barclays Bank plc	147	137	05/05/2011	10
Norwegian Krone(Buy)	Deutsche Bank AG	44	41	05/05/2011	3
Norwegian Krone(Buy)	JP Morgan Chase Bank, N.A.	11	10	05/05/2011	1
Singapore Dollar (Buy)	Bank of America, N.A.	19	18	06/09/2011	1
Singapore Dollar (Buy)	Deutsche Bank AG	82	78	05/09/2011	4
Singapore Dollar (Buy)	Deutsche Bank AG	61	58	06/09/2011	3
South Korean Won (Buy)	Barclays Capital	104	100	05/09/2011	4
South Korean Won (Buy)	Deutsche Bank AG	6	6	05/09/2011	—
South Korean Won (Buy)	Goldman Sachs International	41	39	05/09/2011	2
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	145	136	05/09/2011	9
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	294	289	08/12/2011	5
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	296	291	05/09/2011	(5)
Taiwan Dollar (Buy)	Barclays Capital	126	125	01/11/2012	1

					$28

SWAP AGREEMENTS OPEN AT APRIL 30, 2011

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910%	01/02/2013	R$	100	$—
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	11.940	01/02/2012		300	—
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		700	3
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.510	01/02/2013		3,300	(3)
Bank of America, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.000	06/15/2018		$500	(9)
Goldman Sachs Bank USA	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		1,700	(9)
Goldman Sachs Bank USA	British Bankers’ Association LIBOR USD 3-Month	Receive	4.000	12/15/2040		100	—
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	2.750	12/15/2020		400	15
Bank of America, N.A.	EUR-EURIBOR-Act 6-Month	Receive	3.143	12/20/2040		€1,300	14

Interest Rate Swaps							$11

CREDIT DEFAULT SWAPS

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	iTraxx Europe Senior Financials Series 15, 0.037%	Sell	1.000%	06/20/2016	1.30%	$2	$2	€100	$—
BNP Paribas S.A.	Alcoa Inc. Senior Bond 5.720% due 02/23/2019	Sell	1.000	06/20/2016	1.55	3	3	$100	—
UBS AG	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.75	(8)	(5)	600	(3)
Bank of America, N.A.	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Sell	5.000	12/20/2015	3.87	(5)	(4)	100	(1)
Bank of America, N.A.	Dow Jones CDX North America High Yield Index Series 16 5Y-0.037%	Sell	5.000	06/20/2016	4.22	(39)	(28)	1,000	(11)
Barclays Bank plc	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Sell	5.000	12/20/2015	3.87	(10)	(7)	200	(3)

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Dow Jones CDX North America High Yield Index Series 15 5Y-0.037%	Sell	5.000%	12/20/2015	3.87%	$(10)	$(7)	$200	$(3)
BNP Paribas S.A.	Dow Jones CDX North America High Yield Index Series 16 5Y-0.037%	Sell	5.000	06/20/2016	4.22	(8)	(4)	200	(4)
JP Morgan Chase Bank, N.A.	French Republic 4.250% due 04/25/2019	Buy	0.250	03/20/2016	0.71	(2)	(3)	100	1
Goldman Sachs International	Markit CMBX North America Series AAA.3-0.037%	Sell	0.080	12/13/2049	0.83	4	14	100	(10)
Goldman Sachs International	Markit CMBX North America Series AAA.4-0.037%	Sell	0.350	02/17/2051	1.04	4	15	100	(11)

Credit Default Swaps									$(45)

Total Swaps									$(34)

WRITTEN OPTIONS OPEN AT APRIL 30, 2011

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Credit Default Option 5 year (Put)	(10,000,000)	1.00%	06/15/2011	$(11)
Credit Default Option 5 year (Put)	(100,000)	1.20	06/15/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.30	06/15/2011	—
Forward Volatility Swaption 1 year (Call)	(200,000)	0.53	10/11/2011	(2)
Interest Rate Swap Option 10 year (Call)	(200,000)	3.00	03/11/2013	(3)
Interest Rate Swap Option 10 year (Call)	(100,000)	3.00	03/11/2013	(1)
Currency Option US Dollar versus Japanese Yen (Put)	(200,000)	¥80.00	07/12/2011	(3)
Eurodollar Futures Option—CME (Call)	(1)	$99.38	09/19/2011	(1)
Eurodollar Futures Option—CME (Put)	(1)	99.38	09/19/2011	—
U.S. Treasury Notes-10 year Future (Call)	(5)	121.00	06/24/2011	(3)
U.S. Treasury Notes-10 year Future (Put)	(5)	117.00	06/24/2011	(1)

Written options outstanding, at value (premiums received of $54)				$(25)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2011

Par Value (000s)	Security	Value (000s)
$(4,000)	Federal National Mortgage Association TBA	$(4,203)
(300)	U.S. Treasury Notes	(294)

	Fixed Income Investments Sold Short, at value (proceeds $4,440)	$(4,497)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$503	$100	$603
Bank Loan Obligations	—	501	—	501
Collateralized Mortgage Obligations	—	1,316	—	1,316
Convertible Preferred Stocks	—	6	—	6
Corporate Bond & Notes	—	3,195	200	3,395
Foreign Government Obligations	—	424	—	424
Mortgage Pass-Through	—	6,728	—	6,728
Municipal Bonds	—	580	—	580
Purchased Options	—	45	—	45
U.S. Government Obligations	—	2,198	—	2,198
Short-Term Investments
Repurchase Agreements	—	5,272	—	5,272
U.S. Government Agencies	—	1,100	—	1,100
U.S. Treasury Bills	—	2,299	—	2,299

Total Investments in Securities	$—	$24,167	$300	$24,467

Investments in Other Financial Instruments
Forward Currency Contracts	—	28	—	28
Futures Contracts	(68)	(4)	—	(72)
Investment Sold Short	—	(4,497)	—	(4,497)
Options-Written	(5)	(20)	—	(25)
Swap Agreements	—	(34)	—	(34)

Total Investments in Other Financial Instruments	$(73)	$(4,527)	$—	$(4,600)

Total Investments	$(73)	$19,640	$300	$19,867

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)[w]
Asset-Backed Securities	$—	$100	$—	$—	$—	$—	$100
Corporate Bonds & Notes	—	200	—	—	—	—	200

	$—	$300	$—	$—	$—	$—	$300

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2011, these securities were valued at $2,057 or 10% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

4	MTN after the name of a security stands for Medium Term Note.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2011. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

7	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	At April 30, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,338 or 7% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2011
Asset-Backed Securities	$—
Corporate Bonds & Notes	—

$—

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

A. Douglas Rao

Since 2011

Marsico has subadvised the Fund since its inception on

March 1, 2011.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE
CHARACTERISTICS

Equity securities and other investments selected primarily for their long-term growth potential

A. Douglas Rao

Management’s Discussion of

Fund Performance

MARKET REVIEW

The Harbor Flexible Capital Fund commenced operations on March 1, 2011. The Fund invests primarily in equity securities and other investments that are selected for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, including emerging markets, and will normally hold a core position of 20 to 50 securities or other investments. In selecting investments for the Fund, we use an approach that combines top-down macroeconomic analysis with bottom-up security selection.

U.S. equities, as measured by the Standard & Poor’s 500 Index, posted a gain of 3.00% for the two months from the Fund’s March 1 inception through April 30, 2011. Stocks were propelled by solid domestic and international economic growth data, recovering labor markets, some signs of abating global inflationary pressures, rising consumer and business confidence, and strong corporate earnings driven by robust sales. Equities continued to demonstrate a good amount of resilience in the face of considerable macro-level challenges—including global supply-chain logistical difficulties as a result of the earthquake and tsunami in Japan, high oil and gasoline prices, ongoing turmoil in the Middle East, a still-struggling U.S. housing market, central bank tightening around the world, and federal budget controversy in Washington.

Nine of the 10 sectors of the S&P 500 Index registered positive returns. Several areas that are commonly considered “defensive” in nature posted the strongest returns—Health Care gained 9%, while Telecommunication Services and Consumer Staples each posted a return of 7%. Financials slid -3% and was the sole sector to post a negative return.

PERFORMANCE

The Harbor Flexible Capital Fund outperformed its benchmark index for the two months from its inception through April 30, 2011. The Fund returned 4.70% (Institutional Class) and 4.60% (Administrative Class and Investor Class), compared with the 3.00% return of the S&P 500 Index.

Stock selection in the Information Technology sector was Fund’s primary area of strength. Several Chinese Internet software holdings posted double-digit gains, including Youku.com, SINA, and Baidu. Japan-headquartered electronics and electrical company Toshiba also experienced strong stock price appreciation. Other leading Fund holdings included German specialty chemicals company BASF and Netherlands-based global industrial technology company Sensata Technologies.

Areas of weakness included weak stock selection in the Energy sector. South American exploration and production company Pacific Rubiales Energy and Brazil-headquartered OGX Petroleo e Gas Participacoes each posted negative returns. Pacific Rubiales Energy was sold from the Fund prior to April 30, 2011.

A specific Consumer Discretionary position, Hong-Kong-based export trading company Li & Fung, was among the largest individual detractors. Certain Financials positions also struggled, including Goldman Sachs and U.S. Bancorp.

26

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Sensata Technologies Holding NV	5.9%
Targa Resources Corp.	4.6%
Oracle Corp.	3.2%
TJX Cos. Inc.	3.2%
Discovery Communications Inc.	3.1%
First Niagara Financial Group Inc.	2.8%
Travelers Companies Inc.	2.8%
Ally Financial Inc.	2.7%
Countrywide Capital V	2.7%
Hutchison Port Holdings Trust	2.6%

OUTLOOK AND STRATEGY

As of April 30, 2011, the Fund’s largest sector overweights relative to the S&P 500 Index were in the Consumer Discretionary and Financials sectors. The most significant underweights relative to the index were in Health Care and Consumer Staples. The Fund had no exposure to the Utilities or Telecommunication Services sectors.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities held by the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

27

Harbor Flexible Capital Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2033

Cusip	411512783

Ticker	HAFLX

Inception Date	03/01/2011

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$6,467

ADMINISTRATIVE CLASS

Fund #	2233

Cusip	411512775

Ticker	HRFLX

Inception Date	03/01/2011

Net Expense Ratio	1.25%[a,b]

Total Net Assets (000s)	$262

INVESTOR CLASS

Fund #	2433

Cusip	411512767

Ticker	HIFLX

Inception Date	03/01/2011

Net Expense Ratio	1.37%[a,b]

Total Net Assets (000s)	$354

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	7		1

Weighted Average Market Cap (MM)	$31,113		$94,880

Price/Earning Ratio (P/E)	22.7x		17.6x

Price/Book Ratio (P/B)	4.1x		2.8x

Beta vs. S&P 500 Index	0.70		1.00

Portfolio Turnover Rate (2-Month Period Ended 04/30/2011)	16%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

28

Harbor Flexible Capital Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2011 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Flexible Capital Fund
Institutional Class	N/A	N/A	N/A	4.70%	03/01/2011	$52,350
Comparative Index
S&P 500	N/A	N/A	N/A	3.00%	—	$51,500

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2011 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Flexible Capital Fund
Administrative Class	N/A	N/A	N/A	4.60%	03/01/2011	$10,460
Investor Class	N/A	N/A	N/A	4.60%	03/01/2011	$10,460
Comparative Index
S&P 500	N/A	N/A	N/A	3.00%	—	$10,300

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 3.96% (Gross) (Institutional Class); 1.25% (Net) and 4.21% (Gross) (Administrative Class); and 1.37% (Net) and 4.33% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on March 1, 2011, the gross expense ratios shown in the prospectus are based on estimated amounts for the current fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Unannualized.

29

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 4.5%)

COMMON STOCKS—86.9%
Shares		Value (000s)

AUTO COMPONENTS—2.2%
2,030	BorgWarner Inc. (US)*	$157

CAPITAL MARKETS—2.7%
879	Goldman Sachs Group Inc. (US)	133
2,550	KBW Inc. (US)	58

		191

CHEMICALS—6.0%
1,609	BASF SE (GER)*	165
1,699	Monsanto Company (US)	116
1,523	PPG Industries Inc. (US)	144

		425

COMMERCIAL BANKS—2.6%
7,144	U.S. Bancorp. (US)	184

COMMON STOCKS—Continued
Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—1.6%
1,388	Acme Packet Inc. (US)*	$115

COMPUTERS & PERIPHERALS—4.6%
526	Apple Inc. (US)*	183
27,000	Toshiba Corporation (JP)	144

		327

DISTRIBUTORS—2.5%
34,000	Li & Fung Ltd. (HK)	174

DIVERSIFIED CONSUMER SERVICES—1.5%
2,116	Sotheby’s (US)	107

ELECTRICAL EQUIPMENT—5.9%
11,875	Sensata Technologies Holding NV (US)*	417

ENERGY EQUIPMENT & SERVICES—1.6%
1,431	National Oilwell Varco Inc. (US)	110

FOOD PRODUCTS—3.9%
2,020	Green Mountain Coffee Roasters Inc. (US)*	135
2,094	Mead Johnson Nutrition Company (US)	140

		275

HEALTH CARE PROVIDERS & SERVICES—1.4%
6,100	Odontoprev SA (BR)	98

INSURANCE—2.8%
3,137	Travelers Companies Inc. (US)	198

INTERNET SOFTWARE & SERVICES—5.4%
843	Baidu Inc. ADR (CHN)[1]*	125
3,301	Cornerstone OnDemand Inc. (US)*	63
510	Sina Corporation (CHN)*	69
2,147	Youku.com Inc. ADR (CHN)[1]*	127

		384

MACHINERY—3.1%
700	Fanuc Corporation (JP)	117
1,049	Joy Global Inc. (US)	106

		223

MEDIA—7.1%
4,982	Discovery Communications Inc. (US)*	220
262,000	Phoenix Satellite Television Holdings Ltd. (HK)	142
3,729	Time Warner Inc. (US)	141

		503

METALS & MINING—1.5%
1,905	Freeport-McMoRan Copper & Gold Inc. (US)	105

MULTILINE RETAIL—2.2%
2,916	Kohl’s Corp. (US)	154

OIL, GAS & CONSUMABLE FUELS—9.0%
756	Amyris Inc. (US)*	20
1,630	Gevo Inc. (US)*	31
14,400	OGX Petroleo e Gas Participacoes SA (BR)*	155
2,411	Southwestern Energy Company (US)*	106
9,221	Targa Resources Corp. (US)	323

		635

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
9,746	PennyMac Mortgage Investment Trust (US)	179

ROAD & RAIL—0.4%
1,111	Zipcar Inc. (US)*	29

30

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
2,229	Mellanox Technologies Ltd. (US)*	$66

SOFTWARE—3.2%
6,323	Oracle Corp. (US)	228

SPECIALTY RETAIL—6.2%
576	AutoZone Inc. (US)*	162
1,715	RUE21 Inc. (US)*	52
4,215	TJX Cos. Inc. (US)	226

		440

TEXTILES, APPAREL & LUXURY GOODS—0.7%
65,000	Peak Sport Products Co. Ltd. (CHN)	50

THRIFTS & MORTGAGE FINANCE—2.8%
13,567	First Niagara Financial Group Inc. (US)	195

TRANSPORTATION INFRASTRUCTURE—2.6%
201,000	Hutchison Port Holdings Trust (SGP)*	185

TOTAL COMMON STOCKS (Cost $5,842)		6,154

CORPORATE BONDS & NOTES—0.7%
(Cost $46)

Principal Amount (000s)
DIVERSIFIED FINANCIAL SERVICES—0.7%
$43	Bank of America Corporation (US) 8.125%—05/15/2018[2,3]	47

PREFERRED STOCKS—7.9%
Shares		Value (000s)

COMMERCIAL BANKS—0.2%
464	Fifth Third Capital Trust VI (US)	$12

CONSUMER FINANCE—2.7%
7,350	Ally Financial Inc. (US)	195

DIVERSIFIED FINANCIAL SERVICES—2.3%
1,261	Citigroup Inc. (US)	164

THRIFTS & MORTGAGE FINANCE—2.7%
7,633	Countrywide Capital V (US)	189

TOTAL PREFERRED STOCKS (Cost $550)		560

SHORT-TERM INVESTMENTS—7.9%
(Cost $560)

Principal Amount (000s)
REPURCHASE AGREEMENTS
$560	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $572)	560

TOTAL INVESTMENTS—103.4% (Cost $6,998)		7,321

CASH AND OTHER ASSETS, LESS LIABILITIES—(3.4)%		(238)

TOTAL NET ASSETS—100.0%		$7,083

WRITTEN OPTIONS OPEN AT APRIL 30, 2011

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Equity Option—Monsanto Co. (Call)	(16)	$75.00	05/21/2011	$—

Written options outstanding, at value (premiums received of $1)

31

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Auto Components	$157	$—	$—	$157
Capital Markets	191	—	—	191
Chemicals	260	165	—	425
Commercial Banks	184	—	—	184
Communications Equipment	115	—	—	115
Computers & Peripherals	183	144	—	327
Distributors	—	174	—	174
Diversified Consumer Services	107	—	—	107
Electrical Equipment	417	—	—	417
Energy Equipment & Services	110	—	—	110
Food Products	275	—	—	275
Health Care Providers & Services	98	—	—	98
Insurance	198	—	—	198
Internet Software & Services	384	—	—	384
Machinery	106	117	—	223
Media	361	142	—	503
Metals & Mining	105	—	—	105
Multiline Retail	154	—	—	154
Oil, Gas & Consumable Fuels	635	—	—	635
Real Estate Investment Trusts (REITs)	179	—	—	179
Road & Rail	29	—	—	29
Semiconductors & Semiconductor Equipment	66	—	—	66
Software	228	—	—	228
Specialty Retail	440	—	—	440
Textiles, Apparel & Luxury Goods	—	50	—	50
Thrifts & Mortgage Finance	195	—	—	195
Transportation Infrastructure	—	185	—	185
Corporate Bond & Notes
Diversified Financial Services	—	47	—	47
Preferred Stocks
Commercial Banks	12	—	—	12
Consumer Finance	—	195	—	195
Diversified Financial Services	164	—	—	164
Thrifts & Mortgage Finance	189	—	—	189
Short-Term Investments
Repurchase Agreements	—	560	—	560

Total Investments in Securities	$5,542	$1,779	$—	$7,321

Investments in Other Financial Instruments
Options-Written	—	—	—	—

Total Investments	$5,542	$1,779	$—	$7,321

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

3	Perpetuity bond. The maturity date represents the next callable date.

BR	Brazil.

CHN	China.

GER	Germany.

HK	Hong Kong.

JP	Japan.

SGP	Singapore.

The accompanying notes are an integral part of the Financial Statements.

32

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33

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2011 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund
ASSETS
Investments, at identified cost*	$366,379	$24,240	$6,998
Investments, at value	$371,204	$19,195	$6,761
Repurchase agreements	3,631	5,272	560
Cash-restricted	—	51	—
Cash	1,442	—	—
Foreign currency, at value (cost: $2,298; $121; $0)	2,298	122	—
Receivables for:
Investments sold	10,424	7,295	63
Capital shares sold	1,285	79	25
Dividends	—	—	11
Interest	1,518	81	2
Unrealized appreciation on open forward currency contracts	—	28	—
Unrealized appreciation on swap agreements	3,985	—	—
Swap premiums paid	350	—	—
Options	23	—	—
Withholding tax receivable	2	1	—
Other assets	17	7	20
Prepaid registration fees	5	16	—
Prepaid fund insurance	1	—	—
Total Assets	396,185	32,147	7,442
LIABILITIES
Payables for:
Due to broker	11,699	—	—
Investments purchased	88,690	7,444	317
Foreign currency spot contracts	—	—	1
Capital shares reacquired	109	52	—
Investments sold short, at value (proceeds: $0; $4,440; $0)	—	4,497	—
Written options, at value (premium received: $532; $54; $1)	506	25	—
Unrealized depreciation on swap agreements	—	34	—
Swap premiums received	—	18	—
Interest on investments sold short	—	2	—
Unrealized depreciation on open forward currency contracts	151	—	—
Variation margin on futures contracts	50	7	—
Accrued expenses:
Management fees	193	13	5
Trustees’ fees and expenses	2	—	—
Transfer agent fees	11	1	—
Other	—	13	36
Total Liabilities	101,411	12,106	359
NET ASSETS	$294,774	$20,041	$7,083
Net Assets Consist of:
Paid-in capital	$245,390	$19,893	$6,771
Undistributed/(accumulated) net investment income/(loss)	1,280	52	6
Accumulated net realized gain/(loss)	35,696	(27)	(19)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,523	174	324
Unrealized appreciation/(depreciation) of other financial instruments	3,885	(51)	1
	$294,774	$20,041	$7,083
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$293,776	$18,821	$6,467
Shares of beneficial interest[2]	33,159	1,837	618
Net asset value per share[1]	$8.86	$10.25	$10.47
Administrative Class
Net assets	$998	$1,220	$262
Shares of beneficial interest[2]	113	119	25
Net asset value per share[1]	$8.85	$10.24	$10.46
Investor Class
Net assets			$354
Shares of beneficial interest[2]	N/A	N/A	34
Net asset value per share[1]			$10.46

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2011 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund[a]
Investment Income
Interest	$2,494	$156	$—
Dividends	—	—	17
Total Investment Income	2,494	156	17
Operating Expenses
Management fees	903	46	9
12b-1 fees:
Administrative Class	1	1	—
Investor Class	N/A	N/A	—
Shareholder communications	9	—	9
Custodian fees	66	30	8
Transfer agent fees:
Institutional Class	75	4	1
Administrative Class	—	—	—
Investor Class	N/A	N/A	—
Professional fees	2	—	4
Trustees’ fees and expenses	2	—	—
Registration fees	26	9	19
Miscellaneous	2	1	1
Total expenses	1,086	91	51
Transfer agent fees waived	(28)	(1)	—
Other expenses reimbursed	(70)	(32)	(40)
Net expenses	988	58	11
Net Investment Income/(Loss)	1,506	98	6
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,995	(106)	(18)
Foreign currency transactions	(1,203)	(50)	(1)
Swap agreements	34,860	90	—
Futures contracts	122	45	—
Written options	122	3	—
Change in net unrealized appreciation/(depreciation) of:
Investments	3,822	32	324
Forwards	306	42	—
Investments sold short	—	(44)	—
Swap agreements	2,572	(34)	—
Futures contracts	(59)	(58)	—
Written options	(97)	28	1
Translations of assets and liabilities in foreign currencies	70	4	(1)
Net gain/(loss) on investment transactions	42,510	(48)	305
Net Increase/(Decrease) in Net Assets Resulting from Operations	$44,016	$50	$311

a	For the period March 1, 2011 (inception) through April 30, 2011.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	April 1, 2010[a] through October 31, 2010	March 1, 2011[a] through April 30, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$1,506	$1,159	$98	$55	$6
Net realized gain/(loss) on investments	35,896	17,459	(18)	(6)	(19)
Net unrealized appreciation/(depreciation) of investments	6,614	4,149	(30)	153	324
Net increase/(decrease) in assets resulting from operations	44,016	22,767	50	202	311
Distributions to Shareholders
Net investment income:
Institutional Class	(13,689)	(7,582)	(59)	(40)	—
Administrative Class	(30)	(28)	(4)	(1)	—
Investor Class	N/A	N/A	N/A	N/A	—
Net realized gain on investments:
Institutional Class	(3,996)	(103)	—	—	—
Administrative Class	(9)	(1)	—	—	—
Investor Class	N/A	N/A	N/A	N/A	—
Total distributions to shareholders	(17,724)	(7,714)	(63)	(41)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	117,542	65,154	14,215	5,678	6,772
Net increase/(decrease) in net assets	143,834	80,207	14,202	5,839	7,083
Net Assets
Beginning of period	150,940	70,733	5,839	—	—
End of period*	$294,774	$150,940	$20,041	$5,839	$7,083
* Includes undistributed/(accumulated) net investment income/(loss) of :	$1,280	$13,493	$52	$17	$6

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	April 1, 2010[a] through October 31, 2010	March 1, 2011[a] through April 30, 2011
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$123,990	$76,741	$14,499	$5,754	$6,201
Net proceeds from redemption fees	10	5	N/A	N/A	—
Reinvested distributions	16,636	6,567	57	39	—
Cost of shares reacquired	(23,631)	(18,271)	(1,398)	(273)	(18)
Net increase/(decrease) in net assets	$117,005	$65,042	$13,158	$5,520	$6,183
Administrative Class
Net proceeds from sale of shares	$655	$88	$1,053	$157	$250
Reinvested distributions	39	28	4	1	—
Cost of shares reacquired	(157)	(4)	—	—	—
Net increase/(decrease) in net assets	$537	$112	$1,057	$158	$250
Investor Class	Not	Not	Not	Not
Net proceeds from sale of shares	Applicable	Applicable	Applicable	Applicable	$339
Net increase/(decrease) in net assets					$339
SHARES
Institutional Class:
Shares sold	15,203	10,591	1,419	571	620
Shares issued due to reinvestment of distributions	2,212	942	6	4	—
Shares reacquired	(2,912)	(2,566)	(137)	(26)	(2)
Net increase/(decrease) in shares outstanding	14,503	8,967	1,288	549	618
Beginning of period	18,656	9,689	549	—	—
End of period	33,159	18,656	1,837	549	618
Administrative Class
Shares sold	79	13	103	16	25
Shares issued due to reinvestment of distributions	5	4	—	—	—
Shares reacquired	(19)	(1)	—	—	—
Net increase/(decrease) in shares outstanding	65	16	103	16	25
Beginning of period	48	32	16	—	—
End of period	113	48	119	16	25
Investor Class
Shares sold					34
Net increase/(decrease) in shares outstanding	Not	Not	Not	Not	34
Beginning of period	Applicable	Applicable	Applicable	Applicable	—
End of period					34

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009		2008[e]
	(Unaudited)
Net asset value beginning of period	$8.07		$7.28	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	(0.06)[a]		(0.02)[a]	0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	1.67		1.46	0.97		(3.69)
Total from investment operations	1.61		1.44	1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.63)		(0.64)	(0.05)		(0.04)
Distributions from net realized capital gains[1]	(0.19)		(0.01)	—		—
Total distributions	(0.82)		(0.65)	(0.05)		(0.03)
Proceeds from redemption fees	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	8.86		8.07	7.28		6.30
Net assets end of period (000s)	$293,776		$150,555	$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	21.75%[b,d]		21.29%[b]	16.55%[b]		(36.82)%[b,d]
Ratio of total expenses to average net assets[2]	1.03	[c]	1.15	1.30		29.89	[c]
Ratio of net expenses to average net assets	0.94	[a,c]	0.94 [a]	0.94	[a]	0.94	[a,c]
Ratio of net investment income to average net assets	1.47	[a,c]	1.11 [a]	2.72	[a]	1.56	[a,c]
Portfolio turnover	254	[d]	390	515		295	[d]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class				Administrative Class
	6-Month Period Ended April 30, 2011		Year Ended October 31, 2010[g]		6-Month Period Ended April 30, 2011		Year Ended October 31, 2010[g]
	(Unaudited)				(Unaudited)
Net asset value beginning of period	$10.35		$10.00		$10.34		$10.00
Income from Investment Operations
Net investment income/(loss)	0.06	[a]	0.10	[a]	0.03	[a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	(0.10)		0.33		(0.08)		0.31
Total from investment operations	(0.04)		0.43		(0.05)		0.41
Less Distributions
Dividends from net investment income	(0.06)		(0.08)		(0.05)		(0.07)
Distributions from net realized capital gains[1]	—		—		—		—
Total distributions	(0.06)		(0.08)		(0.05)		(0.07)
Net asset value end of period	10.25		10.35		10.24		10.34
Net assets end of period (000s)	$18,821		$5,676		$1,220		$163
Ratios and Supplemental Data (%)
Total return	(0.37)%[b,d]		4.32%[b,d]		(0.45)%[b,d]		4.09%[b,d]
Ratio of total expenses to average net assets[2]	1.66	[c]	5.62	[c]	1.91	[c]	5.86	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.05	[a,c]	1.30	[a,c]	1.30	[a,c]
Ratio of net investment income to average net assets	1.81	[a,c]	1.95	[a,c]	1.54	[a,c]	1.64	[a,c]
Portfolio turnover	366	[d]	1,627	[d]	366	[d]	1,627	[d]

See	page 40 for notes to the Financial Highlights.

38

Administrative Class
6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009		2008[e]
(Unaudited)
$8.06		$7.26	$6.30		$10.00

(0.06)[a]		(0.21)[a]	0.03	[a]	0.01	[a]
1.66		1.64	0.97		(3.69)
1.60		1.43	1.00		(3.68)

(0.62)		(0.62)	(0.04)		(0.02)
(0.19)		(0.01)	—		—
(0.81)		(0.63)	(0.04)		(0.02)
—	[f]	— [f]	—	[f]	—	[f]
8.85		8.06	7.26		6.30
$998		$385	$235		$95

21.63%[b,d]		21.13%[b]	16.02%[b]		(36.83)%[b,d]
1.29	[c]	1.40	2.03		30.36	[c]
1.19	[a,c]	1.19 [a]	1.19	[a]	1.19	[a,c]
1.33	[a,c]	0.87 [a]	1.10	[a]	1.02	[a,c]
254	[d]	390	515		295	[d]

39

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR FLEXIBLE CAPITAL FUND
	Institutional Class		Administrative Class		Investor Class
	2-Month Period Ended April 30, 2011[h]		2-Month Period Ended April 30, 2011[h]		2-Month Period Ended April 30, 2011[h]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.01	[a]	0.01	[a]	—	[a,f]
Net realized and unrealized gains/(losses) on investments	0.46		0.45		0.46
Total from investment operations	0.47		0.46		0.46
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.47		10.46		10.46
Net assets end of period (000s)	$6,467		$262		$354
Ratios and Supplemental Data (%)
Total return	4.70%[b,d]		4.60%[b,d]		4.60%[b,d]
Ratio of total expenses to average net assets[2]	3.24	[c]	3.38	[c]	3.46	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.25	[a,c]	1.37	[a,c]
Ratio of net investment income to average net assets	0.35	[a,c]	0.21	[a,c]	0.15	[a,c]
Portfolio turnover	16	[d]	16	[d]	16	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

g	For the period April 1, 2010 (inception) through October 31, 2010.

h	For the period March 1, 2011 (inception) through April 30, 2011.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2011 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund and Harbor Flexible Capital Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as futures contracts and options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities, including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible preferred securities (other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs,

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period the Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund used futures contracts to gain exposure to the fixed income or commodity asset class with greater efficiency and lower cost than is possible through direct investment, to add value when these securities are attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract which offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). The Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund purchased and wrote option contracts during the period to manage their exposure to the bond markets and to fluctuations in interest rates and currency values or commodity prices. The Harbor Flexible Capital Fund wrote option contracts during the period to manage their exposure to the equity markets. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure if written.

When a Fund purchases an option, it pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option purchased. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When a Fund writes an option, it receives a premium which is included on the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current value of the option written. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. The Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund used interest rate swap agreements to manage their exposure to interest rate changes during the period. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation, or index. The Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions which are either unavailable or less attractively priced in the bond market, or as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index) or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising an index or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2010 for the Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund is $15,596 and $2,748, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. The Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure of underlying reference assets or securities.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. The Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure of underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund would receive the payoff amount when the final market price is greater than the strike price and would owe the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate a Fund would owe the payoff amount when the final market price is greater than the strike price and would receive the payoff amount when the final market price is less than the strike price.

Inflation-Indexed Bonds

The Harbor Commodity Real Return Strategy Fund and the Harbor Unconstrained Bond Fund have invested in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mortgage-Related and Other Asset-Backed Securities

The Harbor Commodity Real Return Strategy Fund and the Harbor Unconstrained Bond Fund have invested in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

The Harbor Commodity Real Return Strategy Fund and the Harbor Unconstrained Bond Fund have purchased and sold securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on a Fund’s records while the commitment is outstanding.

Short Sales

The Harbor Commodity Real Return Strategy Fund and the Harbor Unconstrained Bond Fund have engaged in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. The Harbor Commodity Real Return Fund and the Harbor Unconstrained Bond Fund have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. Each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund has entered into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2008-2009 for Harbor Commodity Real Return Strategy Fund), including positions expected to be taken upon filing the 2010 tax return for each Fund and has concluded that no provision for income tax is required in any Fund’s financial statements.

Basis for Consolidation for the Harbor Commodity Real Return Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2011, the Subsidiary represented approximately $64,930 or approximately 22% of the net assets of Harbor Commodity Real Return Strategy Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2011 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (consolidated)	$769,054	$50,840	$689,104	$9,582
Harbor Unconstrained Bond Fund	25,584	5,129	20,232	203
Harbor Flexible Capital Fund[a]	—	7,467	—	1,016

Written Options

Transactions in written options for the period ended April 30, 2011 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	40,000,008	$306	98	$43	6	$2
Options opened	51,400,028	284	227	95	101	53
Options closed	(25,200,009)	(123)	(177)	(76)	(91)	(46)
Options exercised	—	—	—	—	—	—
Options expired	(1,600,000)	(6)	—	—	—	—

Open at 04/30/2011	64,600,027	$461	148	$62	16	$9

HARBOR UNCONSTRAINED BOND FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	200,000	$1	6	$2	—	$—
Options opened	10,900,000	48	10	4	2	1
Options closed	(200,000)	—	(6)	(2)	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—

Open at 04/30/2011	10,900,000	$49	10	$4	2	$1

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

HARBOR FLEXIBLE CAPITAL FUND[a]
Options Written
Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of period 03/01/2011 (inception)	—	$—
Options opened	16	1
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Open at 04/30/2011	16	$1

a	For the period March 1, 2011 (inception) through April 30, 2011.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2011. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85%
Harbor Flexible Capital Fund	0.85%

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Flexible Capital Fund limiting the total expenses for the Fund to 1.00%, 1.25% and 1.37% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 29, 2012.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensates the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Commodity Real Return Strategy Fund	21,990	1	N/A	21,991	0.0%
Harbor Unconstrained Bond Fund	304,432	15,179	N/A	319,611	0.2%
Harbor Flexible Capital Fund	256,680	25,000	25,000	306,680	0.5%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $3 for the six-month period ended April 30, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

(with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Strategic Markets Funds totaled $- for the six-month period ended April 30, 2011. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. A 2% redemption fee is charged on shares of Harbor Flexible Capital Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2011 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$10
Harbor Flexible Capital Fund	$—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$366,379	$8,583	$(127)	$8,456
Harbor Unconstrained Bond Fund*	24,240	285	(58)	227
Harbor Flexible Capital Fund	6,998	428	(105)	323

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2–Significant Accounting Policies.

The derivative instruments outstanding as of the six-month period ended April 30, 2011 as disclosed in the Portfolio of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the six-month period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these funds.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES —Continued

Derivative Instruments

At April 30, 2011, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts[a]	$—	$578	$—	$—	$578
Investments, at value (Purchased Options)	76	—	—	195	271
Unrealized appreciation on swap agreements[a,c]	114	—	142	4,154	4,410
Variation margin on futures contracts[b]	143	—	—	—	143

Liabilities
Open forward currency contracts[a]	$—	$(729)	$—	$—	$(729)
Unrealized depreciation on swap agreements[a,c]	(6)	—	(112)	(307)	(425)
Variation margin on futures contracts[b]	(119)	—	—	—	(119)
Written options, at value	(308)	—	(6)	(192)	(506)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts[a]	$—	$88	$—	$88
Investments, at value (Purchased Options)	30	—	15	45
Unrealized appreciation on swap agreements[a,c]	32	—	1	33
Variation margin on futures contracts[b]	26	—	—	26

Liabilities
Open forward currency contracts[a]	$—	$(60)	$—	$(60)
Unrealized depreciation on swap agreements[a,c]	(21)	—	(46)	(67)
Variation margin on futures contracts[b]	(98)	—	—	(98)
Written options, at value	(11)	(3)	(11)	(25)

HARBOR FLEXIBLE CAPITAL FUND
Statement of Assets and Liabilities Caption				Equity Contracts
Liabilities
Written options, at value				$—

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $350 and $(18) For Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the six-month period ended April 30, 2011, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$(1,331)	$—	$—	$(1,331)
Future Contracts	(27)	—	—	149	122
Option Contracts-Purchased	29	—	—	—	29
Option Contracts-Written	122	—	—	—	122
Swaps Agreements	(184)	—	134	34,910	34,860

Realized Net Gain/(Loss) on Derivatives	$(60)	$(1,331)	$134	$35,059	$33,802

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$306	$—	$—	$306
Future Contracts	(1)	—	—	(58)	(59)
Option Contracts-Purchased	51	—	—	—	51
Option Contracts-Written	(97)	—	—	—	(97)
Swaps Agreements	(52)	—	22	2,602	2,572

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(99)	$306	$22	$2,544	$2,773

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(56)	$—	$(56)
Future Contracts	45	—	—	45
Option Contracts-Purchased	(1)	—	—	(1)
Option Contracts-Written	3	—	—	3
Swaps Agreements	49	—	41	90

Realized Net Gain/(Loss) on Derivatives	$96	$(56)	$41	$81

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$42	$—	$42
Future Contracts	(58)	—	—	(58)
Option Contracts-Purchased	(16)	—	—	(16)
Option Contracts-Written	29	(1)	—	28
Swaps Agreements	11	—	(45)	(34)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(34)	$41	$(45)	$(38)

HARBOR FLEXIBLE CAPITAL FUND[a]
Change in Unrealized Appreciation/(Depreciation) on Derivatives				Equity Contracts
Option Contracts-Written				$1

a	For the period March 1, 2011 (inception) through April 30, 2011.

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

55

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$5.17	$1,000	$1,217.50
Hypothetical (5% return)		4.71	1,000	1,020.02
Administrative Class	1.19%
Actual		$6.54	$1,000	$1,216.30
Hypothetical (5% return)		5.96	1,000	1,018.75
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.20	$1,000	$996.30
Hypothetical (5% return)		5.26	1,000	1,019.46
Administrative Class	1.30%
Actual		$6.44	$1,000	$995.50
Hypothetical (5% return)		6.51	1,000	1,018.19

56

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Flexible Capital Fund
Institutional Class	1.00%
Actual		N/A	N/A	N/A
Hypothetical (5% return)		$5.01	$1,000	$1,019.71
Administrative Class	1.25%
Actual		N/A	N/A	N/A
Hypothetical (5% return)		$6.26	$1,000	$1,018.44
Investor Class	1.37%
Actual		N/A	N/A	N/A
Hypothetical (5% return)		$6.85	$1,000	$1,017.83
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

57

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Fund’s website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 6, 7 and 8, 2011 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (the “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and the Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

58

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well the Subadviser, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of the Subadviser, as well as the qualifications of its personnel;

•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of the Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

59

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the current Lead Independent Trustee concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.

The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for each of Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees had also received presentations by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund at meetings of the Board of Trustees held in 2010. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one- and two-year periods ended December 31, 2010. According to the Morningstar data presented, the Fund’s one-year rolling returns as of December 31, 2010 were ranked in the first quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the one-year period ended December 31, 2010.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $18.5 billion in assets in the PIMCO CommodityRealReturn Strategy Fund, out of a firm-wide total of approximately $1.1 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS and commodities markets.

60

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was above the group median for both the Institutional and Administrative Classes. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The actual total expense ratio of the Fund’s Administrative Class was below the Lipper group median expense ratio. The Trustees noted that no expense universe was available for the Administrative Class because of the limited number of comparable funds with a similar share class. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date April 1, 2010), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper universe and group medians for the period from April 1 to December 31, 2010. The Trustees noted that there was no Morningstar rolling return data available for the Fund. The Trustees also considered the fact that the Fund underperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Index, for the quarter ended December 31, 2010. The Trustees noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $12 billion in assets in the PIMCO Unconstrained Bond Fund, out of a firm-wide total of approximately $1.1 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was at the group median for the Institutional Class and above the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was at the Lipper group median expense ratio but above the universe median expense ratio. The actual total expense ratio of the Fund’s Administrative Class was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and the Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser operated Harbor Unconstrained Bond Fund at a loss and, in the case of each Fund, was waiving a portion of its advisory fee and/or reimbursing Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by

61

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

either Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

FACTORS CONSIDERD BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR FLEXIBLE CAPITAL FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held November 21-22, 2010, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Marsico Capital Management, LLC (“Marsico” or the “Subadviser”) on behalf of the Harbor Flexible Capital Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Marsico, including the background, education, expertise and experience of the investment professionals of the Adviser and Marsico to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and Marsico, which is the subadviser to two other Harbor Funds;

•

the fees proposed to be charged by the Adviser and Marsico for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Marsico’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

•	the investment performance of Marsico in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser, as well as Marsico;

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Marsico, the Trustees considered Marsico’s expertise and the favorable record Marsico enjoyed in various asset classes. The Trustees also noted the experience of the proposed portfolio manager of the Fund in this asset class. In considering Marsico’s performance in another mutual fund using the same strategy, they noted that Marsico’s record in the strategy was favorable to both its primary domestic index and a secondary global index.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were (i) below both the average and median management fees and expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data and (ii) lower than the average gross advisory fees and average total expense ratios of the funds in Lipper’s global allocation category, but slightly higher than the average net advisory fees in that category.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Marsico and specifically the net advisory fee retained by the Adviser. It was further noted that the gross and net Institutional Class expense ratios were reasonable and

63

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

generally favorable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Investor and Administrative Classes relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately on other occasions.

Profitability

The Trustees noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Marsico its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying Marsico its full subadviser’s fee, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

64

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Add name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education University of Notre Dame (2006-present).	30	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (75) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

65

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a one-year term expiring December 31, 2011. Mr. Colhoun formerly served as a Trustee for Harbor Funds since its inception in 1986.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

66

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

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Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

69

Glossary—Continued

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

70

Glossary—Continued

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

71

Notes

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2011/10,500	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.SMF.0411

Semi-Annual Report

April 30, 2011

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	N/A

Harbor Real Return Fund	HARRX	HRRRX	N/A

Harbor Money Market Fund	HARXX	HRMXX	N/A

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2011. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2011
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	4.75%	4.71%	4.65%
Harbor Bond Fund	0.61	0.47	N/A
Harbor Real Return Fund	0.85	0.72	N/A
Harbor Money Market Fund	0.08	0.08	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2011
BofA Merrill Lynch US High Yield Index; domestic high-yield bonds	6.11%
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	0.02
Barclays Capital U.S. TIPS Index; domestic bonds	1.28
BofA Merrill Lynch 3-Month US Treasury Bill Index; domestic short-term	0.09

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2007*	2008*	2009*	2010*	2011[a]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.82%	0.77%	0.75%	0.67%	0.67%	0.82%
Administrative Class	1.07	1.02	1.00	0.92	0.92	1.15
Investor Class	1.20	1.14	1.12	1.04	1.04	1.16
Harbor Bond Fund
Institutional Class	0.56%	0.55%	0.57%	0.55%	0.53%	0.62%
Administrative Class	0.81	0.80	0.82	0.80	0.78	1.05
Harbor Real Return Fund
Institutional Class	0.56%	0.57%	0.60%	0.60%	0.58%	0.57%
Administrative Class	0.82	0.82	0.85	0.85	0.83	0.92
Harbor Money Market Fund
Institutional Class	0.28%	0.28%	0.21%	0.01%	0.00%	0.29%
Administrative Class	0.53	0.53	0.25	0.01	0.00	0.32

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2011 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2011 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Unaudited annualized figures for the six-month period ended April 30, 2011.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Fixed income markets recorded modest returns for the first half of fiscal 2011. Indications of continuing economic growth raised concerns about higher levels of inflation over the longer term, causing rates on fixed income investments to rise and fixed income prices to decline.

The broad taxable investment-grade bond market was virtually unchanged in the fiscal first half, posting a return of 0.02%. The high-yield market returned 6.11%, reflecting a willingness by investors to assume added risk in return for incremental yield. Money market investments again produced only slightly positive returns as the Federal Reserve held short-term rates at near-zero levels

Harbor Fixed Income Funds

The Harbor Bond Fund returned 0.61% (Institutional Class) and outperformed its Barclays Capital U.S. Aggregate Bond Index benchmark by 59 basis points, or 0.59 percentage points. The Fund also continued its long-term outperformance of the index for the latest 5 years and 10 years and since its inception in 1987.

The Harbor High-Yield Bond Fund had a return of 4.75% (Institutional Class), which trailed its benchmark, the BofA Merrill Lynch US High Yield Index, by 136 basis points. Although we believe the Fund’s disciplined credit approach should benefit shareholders over the long term, such discipline may cause the Fund to lag the benchmark during times, like the fiscal first half, when the lowest-quality bonds outperformed the overall high-yield market.

The Harbor Real Return Fund had a return of 0.85% (Institutional Class) and lagged its Barclays Capital U.S. TIPS Index benchmark by 43 basis points. The Harbor Money Market Fund returned 0.08% (Institutional Class), as accommodative monetary policy kept short-term yields at near-zero levels.

We always encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2011
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.11%	13.34%	9.21%	8.72%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	0.02	5.36	6.33	5.74	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.09	0.17	2.16	2.19	5.47

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%	18.39%	3.68%	4.11%	10.86%
S&P 500 Index (large cap stocks)	16.36	17.22	2.95	2.82	11.06
Russell Midcap® Index (mid cap stocks)	20.67	23.36	5.14	7.95	12.53
Russell 2000® Index (small cap stocks)	23.73	22.20	3.89	7.34	10.03
Russell 3000® Growth Index	17.77	21.62	5.05	2.38	9.69
Russell 3000® Value Index	17.53	15.17	1.47	4.63	11.71

International & Global
MSCI EAFE (ND) Index (foreign stocks)	12.71%	19.18%	1.54%	5.29%	9.47%
MSCI World (ND) Index (global stocks)	14.75	18.25	2.32	3.90	9.56
MSCI EM Index (emerging markets)	9.74	20.67	9.85	16.58	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	1.92%	7.06%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. stocks had a very strong first half of fiscal 2011. The Russell 3000® Index, a broad measure of the U.S. equities market, had a return of 17.65% for the six months ending April 30, highlighting the broad strength in the domestic equity markets. Small cap stocks recorded the best returns, followed by mid caps and large caps. Growth stocks outperformed value in small cap and mid cap, while large cap value stocks slightly outpaced large cap growth.

International and global stocks recorded solid returns for the first half of fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets returned 12.71%. (All international and global returns are in U.S. dollars.) For U.S.-based investors, a weakening U.S. dollar gave a strong boost to the returns of foreign equities and contributed over 5% to the total return for the index. The MSCI All Country World Index recorded a return of 14.06%.

Commodities moved sharply higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 19.19%.

New Harbor Funds

Harbor has added three new mutual funds to its lineup since the start of fiscal 2011.

•

The Harbor Flexible Capital Fund invests primarily in equities and other securities selected for long-term growth potential. The Fund may invest in securities of small, mid or large cap companies throughout the world. The Portfolio Manager is A. Douglas Rao, a Portfolio Manager and Senior Analyst at Marsico Capital Management, LLC. Marsico also manages the Harbor International Growth Fund and the Harbor Global Growth Fund.

•

The Harbor Convertible Securities Fund invests primarily in a portfolio of convertible bonds, with a focus on corporate issuers rated below investment grade. The Portfolio Manager is Raymond F. Condon, a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. Shenkman also manages the Harbor High-Yield Bond Fund.

•

The Harbor Emerging Markets Debt Fund invests primarily in fixed income securities that are tied economically to emerging markets countries. The Fund will invest in U.S. dollar and non-U.S. denominated fixed income securities. The Fund has a team of Portfolio Managers including Peter J. Wilby, Chief Investment Officer of Stone Harbor Investment Partners LP, along with Stone Harbor Portfolio Managers Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David A. Oliver, and Christopher M. Wilder.

The Harbor Flexible Capital Fund began operations March 1, 2011, while the Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund were introduced effective May 1, 2011. As always, investors should read a fund’s prospectus carefully before investing.

Investing for the Long-Term

At the start of the fiscal second half, optimism about the economic recovery in the United States and around the world began to fade and equity markets gave up most of the gains of the 2011 calendar year. Indications of slower than expected growth and concern about Greece and other countries with excessive debt were factors in the declining equity markets. The declining equity markets also affected the prices of more equity-risk sensitive fixed income investments, such as high-yield.

Market swings are common. Even the most experienced investors cannot predict short-term market movements on a consistent basis. We encourage investors to take a long-term perspective when investing and to maintain a diversified asset allocation. A diversified portfolio of stocks, bonds, and cash, that reflects your tolerance for risk, should help you reach your financial goals over the longer term. Harbor Funds offers a number of equity, strategic markets, and fixed income funds to help investors develop an asset allocation plan to meet their investment objectives.

Thank you for your investment in Harbor Funds.

June 23, 2011

David G. Van Hooser

Chairman

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The resiliency of the U.S. financial markets was remarkable in the six months ended April 30, 2011, as investors encountered several negative macro developments. These included political unrest in the Middle East, the earthquake and nuclear plant issues in Japan, surging oil prices, and the threat of a U.S. government shut-down. Despite these macro headwinds, investor enthusiasm was halted only temporarily as the Federal Reserve’s aggressive monetary policy and a burgeoning U.S. economic recovery have created an extremely resilient investment environment.

Both the high-yield and equity markets started calendar 2011 in solid fashion, as the S&P 500 Index advanced 5.5% and the high-yield market, as measured by the BofA Merrill Lynch High Yield Master Index, was up 3.5% at the end of February. However, over the first half of March the S&P 500 Index declined 5.3% and the high-yield market dropped 0.3% as the Middle East conflicts and the Japanese earthquake took their toll on the markets. Investors quickly took advantage of this decline and the markets had an equally sharp recovery. For the fiscal half-year, the U.S. high-yield market advanced 6.11% compared to -3.85% for 10-year Treasurys, -1.16% for emerging market bonds, as measured by the J.P. Morgan Emerging Market Bond Index, and +0.85% for investment grade bonds, as measured by the BofA Merrill Lynch Corporate Index.

The high-yield new issue market continued to be “red hot.” Over the six months ended April 30, 2011, there were 392 new issues that came to market, representing $173.4 billion. The focus of issuance across both the high-yield bond and loan markets continued to be on refinancing existing debt, helping to reduce short-to-intermediate-term maturities, and keeping net new issuance volumes within an acceptable range. This record new issuance is clearly a positive development for the overall health of the high-yield market as companies take advantage of the robust capital markets to reduce the maturity wall between 2013 and 2015. However, issuers definitely have the upper hand in pricing and structuring their transactions, and the ability of investors to set terms and conditions is waning. Going forward, this trend is a risk factor worthy of monitoring for the overall health of the high-yield market.

High-yield spreads, which reflect investors’ future default expectations, stood at 500 basis points, or 5.00 percentage points, as of April 30, 2011, compared to 604 basis points six months earlier. Although spreads are currently below the historical average of 590, they are still well above the approximately 440 average basis-point-spread that occurs in a positive credit cycle. High-yield default levels remained at extremely low levels. One key reason for the low-default environment is that almost all companies have access to the capital markets. According to Moody’s, the par-weighted high-yield bond default rate was approximately 2.3% at the end of April. Demand for the high-yield asset class in the first quarter of calendar 2011 was strong, as evidenced by positive inflows from both institutional and retail investors. Demand for high-yield bank loan funds has also been solid, as this sector experienced an influx of $13.8 billion during the first four months of 2011.

Most economic reports released during the past six months indicate that the U.S. economy is on its way to achieving a sustainable path towards recovery, albeit with the two notable exceptions of housing and employment. Despite the various geopolitical

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Neiman Marcus Group Inc.	1.3%
Reynolds Group Issuer Inc.	1.3%
Advanced Micro Devices Inc.	1.2%
Windstream Corporation	1.2%
Calpine Corporation	1.1%
MGM Resorts International	1.1%
CCO Holdings LLC	1.0%
HCA Inc.	1.0%
Michaels Stores Inc.	1.0%
United Rentals North America Inc.	0.9%

challenges, most investors appear to be comfortable with U.S. economic growth forecasts of at least 2.5% to 3.0% over the next several quarters. The greatest driver of the economy has been the booming manufacturing sector. In February, the Institute for Supply Management (ISM) Index of manufacturing activity rose to 61.4, almost matching its highest level since 1983. Two key components of economic health, consumer spending and consumer confidence, continued to recover.

However, escalation in commodity prices is an area of concern. With oil prices rising 16.8% in the first three months of 2011, compared to a 15.1% gain for all of 2010, there is an obvious concern that consumer discretionary spending may be crimped, thereby containing GDP growth. Moreover, wholesale food prices spiked in February by 3.9%, the greatest increase in 36 years. These higher energy, cotton, copper, and food prices will ultimately be passed through the production chain and could have a negative impact on the economy if they are not contained. While the stimulus programs of 2009-2010 were effective in preventing deflation, there is now the risk of excess stimulus, which could ignite inflation. As new regional Fed presidents rotate onto the Federal Reserve board over the next 12 months, there most likely will be a growing controversy over future Fed direction and the course of the exit strategy from the 2009-2010 quantitative easing strategies. We believe the biggest threat to the economy today is inflation, and there could be significant price pressure building in the economy over the next few years.

PERFORMANCE

The Harbor High-Yield Bond Fund returned 4.75% (Institutional Class), 4.71% (Administrative Class), and 4.65% (Investor Class) for the six months ended April 30, 2011. By comparison, the BofA Merrill Lynch US High Yield Index returned 6.11%.

The Fund performed well given the risk profile of the portfolio. The Fund’s performance differential versus the benchmark was due primarily to its below-index weighting in securities trading below $90 and its exposure in bank loans. Lower-priced securities (i.e., below $90) accounted for approximately 5.6% of the benchmark index and these securities returned between 15% and 18%. The Fund had effectively no exposure to securities priced below $90. The Fund’s bank loan weighting of approximately 9.5% generated returns of approximately 2.4% for the six months, which acted as a drag on portfolio returns. The Fund had an approximately 9.0% weighting in convertibles, which benefited the portfolio as these securities generated returns of approximately 9.72%.

OUTLOOK AND STRATEGY

The outlook for the high-yield market in 2011 remains favorable. We believe that the powerful fundamentals of a sustainable economic recovery, easy and cheap access to capital, and record corporate cash balances should continue to overcome any negative macro developments, similar in type to the events that occurred in the first quarter. On a technical and fundamental basis, most drivers are positive. Demand remains strong, default rates are low, spreads are adequate, new supply easily absorbed, and yields are still attractive relative to most other fixed income alternatives. Although we continue to be vigilant about focusing on the overall credit worthiness of our investments, we believe the current macro environment is favorable with respect to credit issues. In our view, the principal concern over the next 12 to 18 months will be the specter of rising interest rates. As such, we will remain focused on maintaining our credit standards while also attempting to minimize the potential for price erosion within the portfolio due to rising interest rates.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.67%[a,b]

Total Net Assets (000s)	$1,544,437

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.92%[a,b]

Total Net Assets (000s)	$8,377

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.04%[a,b]

Total Net Assets (000s)	$139,797

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2012.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	7.63%		8.35%

Yield to Maturity	6.62%		7.28%

Current 30-Day Yield (Institutional Class)	4.93%		N/A

Weighted Average Maturity	6.86 years		6.94 years

Weighted Average Duration	3.24 years		3.85 years

Beta vs. BofA Merrill Lynch US High Yield Index	0.93		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	21%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.72%

>1 to 5	30.20%

>5 to 10	62.30%

>10 to 15	2.93%

>15 to 20	0.88%

>20 to 25	0.07%

>25 yrs.	1.90%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor High-Yield Bond Fund
Institutional Class	4.75%	11.26%	7.57%	8.65%	12/01/2002	$20,093
Comparative Index
BofA Merrill Lynch US High Yield	6.11%	13.34%	9.21%	10.87%	—	$23,822

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor High-Yield Bond Fund
Administrative Class	4.71%	10.97%	7.31%	8.40%	12/01/2002	$19,716
Investor Class	4.65%	10.84%	7.19%	8.24%	12/01/2002	$19,465
Comparative Index
BofA Merrill Lynch US High Yield	6.11%	13.34%	9.21%	10.87%	—	$23,822

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.70% (Gross) (Institutional Class); 0.92% (Net) and 0.95% (Gross) (Administrative Class); and 1.04% (Net) and 1.07% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

b	Unannualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 5.5%)

BANK LOAN OBLIGATIONS—9.5%
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—0.6%
	Nuveen Investments Inc. First-Lien Term Loan
$3,895	3.290%—11/13/2014[1]	$3,788
4,552	5.797%—05/13/2017[1]	4,573
	Second-Lien Term Loan
2,000	12.500%—07/31/2015[1]	2,142

		10,503

CHEMICALS—0.2%
	PQ Corporation Second Lien Loan
1,220	6.720%—07/30/2015[1]	1,209
	Univar Inc. Term Loan B
2,658	5.000%—06/30/2017	2,681

		3,890

COMMERCIAL SERVICES & SUPPLIES—0.6%
	Hertz Corporation Tranche Term Loan B
3,500	3.750%—03/11/2018	3,535
	ServiceMaster Company Delayed Term Loan
562	2.720%—07/24/2014[1]	554
	Closing Date Loan
6,635	2.770%—07/24/2014[1]	6,542

		7,096

		10,631

COMMUNICATIONS EQUIPMENT—0.2%
	CommScope Inc. Term Loan B
3,900	5.000%—01/14/2018[1]	3,939

CONTAINERS & PACKAGING—0.7%
	Reynolds Group Issuer Inc. Term Loan
2,000	4.250%—02/09/2018	2,014
	Silgan Holdings Inc.
	Bridge Loan
5,250	0.000%—04/27/2012[5]	5,250	[z]
	Smurfit-Stone Container Corporation Term Loan
3,894	6.750%—02/26/2016[1]	3,904

		11,168

DIVERSIFIED CONSUMER SERVICES—0.4%
	Education Management LLC Tranche Term Loan C
6,971	4.313%—06/03/2016[1]	6,869

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
	Avaya Inc. Term Loan
5,199	4.811%—10/24/2017[1]	5,092

FOOD & STAPLES RETAILING—0.2%
	NBTY Inc. Term Loan B
998	4.250%—10/01/2017[1]	998
	US FoodService Term Loan
3,051	2.710%—07/03/2014[1]	2,963

		3,961

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

FOOD PRODUCTS—0.3%
	Del Monte Foods Co. Term Loan
$5,000	4.500%—03/08/2018	$5,027
	Michael Foods Inc. Term Loan B
1,000	4.250%—02/25/2018	1,010

		6,037

HEALTH CARE PROVIDERS & SERVICES—1.4%
	Emergency Medical Services Corporation
	Bridge Loan
5,000	0.000%—03/04/2012[5]	5,000	[z]
	Term Loan B
4,100	1.000%—04/27/2012	4,129

		9,129

	inVentiv Health Inc. Term Loan
6,451	4.750%—08/04/2016	6,497
	MultiPlan Inc. Term Loan B
7,508	4.750%—08/26/2017	7,551

		23,177

HOTELS, RESTAURANTS & LEISURE—0.3%
	Las Vegas Sands LLC
4,649	2.000%—05/23/2014[1]	4,582
	OSI Restaurants LLC Pre-Funded RC Loan
131	1.574%—06/14/2013[1]	129
	Loan
1,356	2.500%—06/14/2014[1]	1,334

		1,463

		6,045

HOUSEHOLD PRODUCTS—0.3%
	Spectrum Brands Holdings Inc. Term Loan
4,386	5.313%—06/17/2016[1]	4,447

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.5%
	Calpine Corporation Term Loan
5,500	4.500%—04/01/2018	5,556
	GenOn Energy Inc. Term Loan
2,276	6.000%—09/20/2017[1]	2,305

		7,861

INDUSTRIAL CONGLOMERATES—0.2%
	Pinafore LLC Term Loan B
3,076	4.250%—09/29/2016[1]	3,108

INTERNET SOFTWARE & SERVICES—0.4%
	Savvis Inc. Term Loan B
3,728	6.750%—08/04/2016[1]	3,760

	US TelePacific Inc. Term Loan
3,250	5.750%—02/23/2017	3,266

		7,026

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

IT SERVICES—0.1%
	SunGard Data Systems Inc. Tranche Term Loan B
$1,210	3.901%—02/28/2016[1]	$1,221

MEDIA—1.3%
	Advantage Sales & Marketing LLC Second-Lien Term Loan
1,000	9.250%—06/18/2018[1]	1,025
	Affinion Group Inc. Term Loan B
4,856	5.000%—10/09/2016[1]	4,871
	Cengage Learning Acquisitions Inc. Term Loan
4,716	2.460%—07/03/2014[1]	4,548
	Cumulus Media Inc. Replacement Term Loan
1,612	3.461%—06/11/2014[1]	1,602
	Intelsat Jackson Holdings SA Term Loan B
1,800	3.285%—02/01/2014[1]	1,771
	Jostens Term Loan
3,488	5.250%—12/22/2016	3,511
	Univision Communications Inc. First-Lien Term Loan
3,221	4.461%—03/31/2017	3,157
	UPC Financing Partnership Loan
1,000	3.744%—12/31/2017[1]	1,004

		21,489

MULTILINE RETAIL—0.3%
	Neiman Marcus Group Inc. Tranche Term Loan B
4,491	4.910%—04/06/2016[1]	4,505

OIL, GAS & CONSUMABLE FUELS—0.8%
	Alpha Natural Resources Inc.
	Bridge Loan
13,000	0.000%—03/14/2012[5]	13,000	[z]

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
	Sensata Technologies Finance Co. Term Loan
1,660	1.750%—04/27/2013[1]	1,655

SPECIALTY RETAIL—0.3%
	Toys R Us Inc. Term Loan B
4,975	6.000%—09/01/2016[1]	5,025

TOTAL BANK LOAN OBLIGATIONS (Cost $155,132)		160,649

CONVERTIBLE BONDS—9.0%
BIOTECHNOLOGY—0.5%
	Gilead Sciences Inc.
7,500	1.000%—05/01/2014[2]	8,128

COMMUNICATIONS EQUIPMENT—0.1%
	Alcatel-Lucent USA Inc.
1,300	2.875%—06/15/2025	1,285

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

COMPUTERS & PERIPHERALS—0.7%
	SanDisk Corp.
$12,000	1.000%—05/15/2013	$11,850

CONTAINERS & PACKAGING—0.3%
	Owens-Brockway Glass Container Inc.
4,300	3.000%—06/01/2015[2]	4,348

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Level 3 Communications Inc.
6,600	3.500%—06/15/2012	6,584
	Time Warner Telecom Inc.
325	2.375%—04/01/2026	412

		6,996

ELECTRICAL EQUIPMENT—0.4%
	General Cable Corporation
6,000	0.875%—11/15/2013	6,953

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	L-1 Identity Solutions Inc.
3,025	3.750%—05/15/2027	3,040

ENERGY EQUIPMENT & SERVICES—0.5%
	Helix Energy Solutions Group Inc.
5,550	3.250%—12/15/2025	5,633
	Hornbeck Offshore Services Inc.
2,750	1.625%—11/15/2026[3]	2,647

		8,280

FOOD & STAPLES RETAILING—0.1%
	Pantry Inc.
1,750	3.000%—11/15/2012	1,730

HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
	Hologic Inc.
10,000	2.000%—12/15/2037[3]	9,750
	Integra LifeSciences Holdings Corporation
750	2.375%—06/01/2012[2]	773
	Kinetic Concepts Inc.
350	3.250%—04/15/2015[2]	459

		10,982

HEALTH CARE PROVIDERS & SERVICES—0.5%
	LifePoint Hospitals Inc.
7,750	3.500%—05/15/2014	8,389

HOUSEHOLD DURABLES—0.2%
	Lennar Corporation
2,500	2.000%—12/01/2020[2]	2,553

MACHINERY—0.4%
	Trinity Industries Inc.
6,500	3.875%—06/01/2036	7,142

MEDIA—0.6%
	Liberty Media Corporation
1,500	3.125%—03/30/2023	1,845
	The Interpublic Group of Companies Inc.
2,250	4.250%—03/15/2023	2,543
	XM Satellite Radio Inc.
3,735	7.000%—12/01/2014[2]	5,462

		9,850

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—1.1%
	Chesapeake Energy Corporation
$12,250	2.500%—05/15/2037	$13,490
950	2.750%—11/15/2035	1,112

		14,602

	Goodrich Petroleum Corporation
700	5.000%—10/01/2029	717
	Patriot Coal Corporation
3,500	3.250%—05/31/2013	3,430

		18,749

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Host Hotels & Resorts LP
1,000	2.625%—04/15/2027[2]	1,008

ROAD & RAIL—0.1%
	Avis Budget Group Inc.
1,550	3.500%—10/01/2014	2,110

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
	Advanced Micro Devices Inc.
11,098	6.000%—05/01/2015	11,528
	Linear Technology Corporation
6,000	3.000%—05/01/2027	6,517
	Micron Technology Inc.
7,500	1.875%—06/01/2014	8,119

		26,164

TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Iconix Brand Group Inc.
4,000	1.875%—06/30/2012	4,235

WIRELESS TELECOMMUNICATION SERVICES—0.5%
	Leap Wireless International Inc.
5,500	4.500%—07/15/2014	5,356
	SBA Communications Corporation
3,015	1.875%—05/01/2013	3,365

		8,721

TOTAL CONVERTIBLE BONDS (Cost $138,766)		152,513

CONVERTIBLE PREFERRED STOCKS—0.9%
(Cost $14,730)
Shares
COMMUNICATIONS EQUIPMENT—0.9%
14,950	Lucent Technologies Capital Trust I	14,800

CORPORATE BONDS & NOTES—75.1%
AEROSPACE & DEFENSE—0.7%
	Esterline Technologies Corporation
5,000	7.000%—08/01/2020	5,362
	Moog Inc.
500	7.250%—06/15/2018	534
	RBS Global Inc.
1,500	8.500%—05/01/2018	1,635
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,120

		11,651

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

AUTO COMPONENTS—2.4%
	Allison Transmission Inc.
$6,000	7.125%—05/15/2019[2]	$6,105
	American Axle & Manufacturing Inc.
1,850	7.875%—03/01/2017	1,910
2,250	9.250%—01/15/2017[2]	2,526

		4,436

	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,781
	Dana Holding Corp.
1,900	6.750%—02/15/2021	1,926
	Goodyear Tire & Rubber Company
6,320	8.750%—08/15/2020	7,126
2,000	10.500%—05/15/2016	2,275

		9,401

	Lear Corporation
2,000	7.875%—03/15/2018	2,205
4,200	8.125%—03/15/2020	4,683

		6,888

	Tenneco Automotive Inc.
2,750	8.125%—11/15/2015	2,935
	TRW Automotive Inc.
1,000	7.000%—03/15/2014[2]	1,100
4,650	7.250%—03/15/2017[2]	5,150

		6,250

		40,722

BEVERAGES—0.3%
	Constellation Brands Inc.
4,750	7.250%—09/01/2016-05/15/2017	5,201

BIOTECHNOLOGY—0.1%
	Talecris Biotherapeutics Holdings Corporation
2,000	7.750%—11/15/2016	2,210

BUILDING PRODUCTS—0.6%
	Masco Corporation
1,500	6.125%—10/03/2016	1,552
	USG Corporation
2,000	8.375%—10/15/2018[2]	2,110
6,000	9.750%—01/15/2018	6,345

		8,455

		10,007

CAPITAL MARKETS—0.2%
	Nuveen Investments Inc.
3,150	10.500%—11/15/2015	3,296

CHEMICALS—1.8%
	Ferro Corporation
1,400	7.875%—08/15/2018	1,505
	Hexion U.S. Finance Corp.
2,500	8.875%—02/01/2018	2,725
3,050	9.000%—11/15/2020[2]	3,302

		6,027

	Huntsman International LLC
3,000	5.500%—06/30/2016	3,007
	Ineos Finance plc
1,500	9.000%—05/15/2015[2]	1,650
	Ineos Group Holdings plc
6,200	8.500%—02/15/2016[2]	6,448

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CHEMICALS—Continued
	Lyondell Chemical Co.
$2,834	8.000%—11/01/2017[2]	$3,167
	PolyOne Corporation
8,600	7.375%—09/15/2020	9,197
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	103

		31,104

COMMERCIAL BANKS—0.8%
	CIT Group Inc.
5,000	5.250%—04/01/2014[2]	5,124
9,250	7.000%—05/01/2016	9,343

		14,467

COMMERCIAL SERVICES & SUPPLIES—4.5%
	ACCO Brands Corporation
6,400	7.625%—08/15/2015	6,592
1,400	10.625%—03/15/2015	1,586

		8,178

	ARAMARK Holdings Corp.
4,100	8.625%—05/01/2016[1,2]	4,233
	Ashtead Capital Inc.
2,530	9.000%—08/15/2016[2]	2,682
	Cenveo Corporation
2,175	7.875%—12/01/2013	2,153
1,900	8.875%—02/01/2018	1,919

		4,072

	Corrections Corporation of America
500	7.750%—06/01/2017	550
	Geo Group Inc.
200	7.750%—10/15/2017	215
	Hertz Corporation
2,000	6.750%—04/15/2019[2]	2,050
1,000	7.375%—01/15/2021[2]	1,055
6,250	7.500%—10/15/2018[2]	6,594
325	8.875%—01/01/2014	335

		10,034

	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,968
1,660	8.000%—06/15/2020	1,747

		4,715

	KAR Auction Services Inc.
2,300	8.750%—05/01/2014	2,383
	RSC Equipment Rental Inc.
2,500	8.250%—02/01/2021[2]	2,650
500	8.250%—02/01/2021	530
3,448	9.500%—12/01/2014	3,629
850	10.250%—11/15/2019	980

		7,789

	ServiceMaster Company
5,000	10.750%—07/15/2015[1,2]	5,337
	United Rentals North America Inc.
9,250	8.375%—09/15/2020	9,897
3,450	9.250%—12/15/2019	3,916
2,250	10.875%—06/15/2016	2,630

		16,443

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
	West Corporation
$6,400	7.875%—01/15/2019[2]	$6,608
1,750	8.625%—10/01/2018[2]	1,864
1,000	11.000%—10/15/2016	1,080

		9,552

		76,183

COMMUNICATIONS EQUIPMENT—0.8%
	CommScope Inc.
9,000	8.250%—01/15/2019[2]	9,517
	Viasat Inc.
3,150	8.875%—09/15/2016	3,406

		12,923

CONSTRUCTION MATERIALS—0.4%
	Texas Industries Inc.
6,000	9.250%—08/15/2020	6,495

CONSUMER FINANCE—1.2%
	Ally Financial Inc.
5,000	6.875%—08/28/2012	5,281
6,250	7.500%—09/15/2020[2]	6,844

		12,125

	Ford Motor Credit Co. LLC
5,250	8.125%—01/15/2020	6,246
	Trans Union LLC/TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,856

		20,227

CONTAINERS & PACKAGING—3.4%
	Ardagh Packaging Finance plc
2,500	7.375%—10/15/2017[2]	2,697
8,500	9.125%—10/15/2020[2]	9,435

		12,132

	Cascades Inc.
3,750	7.750%—12/15/2017	4,022
500	7.875%—01/15/2020	536

		4,558

	Crown Americas LLC
2,000	7.625%—05/15/2017	2,185
	Graham Packaging Co. LP
11,900	8.250%—01/01/2017-10/01/2018	13,023
2,500	9.875%—10/15/2014	2,622

		15,645

	Greif Inc.
1,000	7.750%—08/01/2019	1,103
	Reynolds Group Issuer Inc.
8,000	7.750%—10/15/2016[2]	8,520
3,500	8.250%—02/15/2021[2]	3,574
3,500	8.500%—05/15/2018[2]	3,622
5,500	9.000%—04/15/2019[2]	5,823

		21,539

		57,162

DIVERSIFIED CONSUMER SERVICES—1.1%
	ARAMARK Corporation
900	5.000%—06/01/2012	925
10,500	8.500%—02/01/2015	11,012

		11,937

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED CONSUMER SERVICES—Continued
	Education Management LLC
$2,800	8.750%—06/01/2014	$2,870
	Mac-Gray Corp.
450	7.625%—08/15/2015	461
	Service Corporation International
1,350	6.750%—04/01/2016	1,458
1,500	7.375%—10/01/2014	1,658
250	7.625%—10/01/2018	281

		3,397

		18,665

DIVERSIFIED TELECOMMUNICATION SERVICES—4.9%
	Avaya Inc.
10,800	9.750%—11/01/2015	11,205
	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,237
	Frontier Communications Corporation
2,500	8.250%—04/15/2017	2,722
3,500	8.500%—04/15/2020	3,811

		6,533

	PAETEC Holding Corp.
3,850	8.875%—06/30/2017	4,221
5,000	9.500%—07/15/2015	5,275
2,500	9.875%—12/01/2018[2]	2,719

		12,215

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,701
	Qwest Communications International Inc.
6,650	7.500%—02/15/2014	6,810
	TW Telecom Holdings Inc.
3,050	8.000%—03/01/2018	3,328
	Wind Acquisition Finance SA
2,500	7.250%—02/15/2018[2]	2,650
6,800	11.750%—07/15/2017[2]	7,939

		10,589

	Windstream Corporation
600	7.000%—03/15/2019	615
7,700	7.750%—10/15/2020	8,200
8,300	7.875%—11/01/2017	9,005
3,000	8.125%—09/01/2018	3,248

		21,068

		82,686

ELECTRIC UTILITIES—0.0%
	Ipalco Enterprises Inc.
500	7.250%—04/01/2016[2]	548

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
	CDW Escrow Corporation
7,500	8.500%—04/01/2019[2]	7,613
	Sanmina-SCI Corporation
3,500	6.750%—03/01/2013	3,535
7,600	8.125%—03/01/2016	7,961

		11,496

		19,109

ENERGY EQUIPMENT & SERVICES—1.9%
	Basic Energy Services Inc.
2,750	7.750%—02/15/2019[2]	2,894
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,590

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—Continued
	Compagnie Générale de Géophysique-Veritas
$2,000	7.750%—05/15/2017	$2,120
1,000	9.500%—05/15/2016	1,118

		3,238

	Complete Production Services Inc.
5,000	8.000%—12/15/2016	5,300
	Exterran Holdings Inc.
6,000	7.250%—12/01/2018[2]	6,255
	Helix Energy Solutions Group Inc.
1,600	9.500%—01/15/2016[2]	1,704
	Hornbeck Offshore Services Inc.
6,750	8.000%—09/01/2017	7,003
	Precision Drilling Corporation
4,000	6.625%—11/15/2020[2]	4,150

		32,134

FINANCE—1.0%
	CCO Holdings LLC
10,000	7.250%—10/30/2017	10,700
3,100	7.875%—04/30/2018	3,375
2,350	8.125%—04/30/2020	2,626

		16,701

FOOD & STAPLES RETAILING—1.5%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,712
	NBTY Inc.
3,000	9.000%—10/01/2018[2]	3,285
	Pantry Inc.
3,000	7.750%—02/15/2014	3,015
	Stater Brothers Holdings
1,850	7.750%—04/15/2015	1,933
	SUPERVALU Inc.
5,500	7.500%—11/15/2014	5,665
	Susser Holdings LLC
2,150	8.500%—05/15/2016	2,338
	Tops Markets LLC
4,000	10.125%—10/15/2015	4,320
	US Foodservice
1,450	10.250%—06/30/2015[2]	1,523

		24,791

FOOD PRODUCTS—1.8%
	Blue Merger Sub Inc.
8,400	7.625%—02/15/2019	8,641
	Dole Foods Company Inc.
1,250	8.000%—10/01/2016[2]	1,342
	Michael Foods Inc.
1,500	9.750%—07/15/2018[2]	1,654
	Pinnacle Foods Finance LLC
6,000	8.250%—09/01/2017	6,375
8,297	9.250%—04/01/2015	8,712

		15,087

	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,776

		30,500

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
	Biomet Inc.
1,500	10.000%—10/15/2017	1,665
3,000	11.625%—10/15/2017	3,420

		5,085

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	DJO Finance LLC
$1,000	7.750%—04/15/2018[2]	$1,031
6,000	9.750%—10/15/2017[2]	6,360
2,000	10.875%—11/15/2014	2,188

		9,579

		14,664

HEALTH CARE PROVIDERS & SERVICES—4.8%
	AMGH Merger Sub Inc.
7,500	9.250%—11/01/2018[2]	8,119
	Capella Healthcare Inc.
4,500	9.250%—07/01/2017[2]	4,871
	DaVita Inc.
3,000	6.375%—11/01/2018	3,079
	HCA Inc.
2,500	5.750%—03/15/2014	2,575
2,250	6.300%—10/01/2012	2,351
7,300	6.375%—01/15/2015	7,555
1,200	6.500%—02/15/2016	1,239
2,650	7.875%—02/15/2020	2,898

		16,618

	IASIS Healthcare LLC
8,990	8.750%—06/15/2014	9,215
	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020[2]	4,190
	MultiPlan Inc.
7,000	9.875%—09/01/2018[2]	7,612
	Tenet Healthcare Corporation
10,500	8.000%—08/01/2020	10,920
	UHS Escrow Corp.
2,900	7.000%—10/01/2018[2]	3,020
	Vanguard Health Holding Co. II
6,850	0.000%—05/13/2011[2,4]	4,470
	Vanguard Health Holding Co. II LLC
9,400	8.000%—02/01/2018	9,870

		81,984

HEALTH CARE TECHNOLOGY—0.2%
	MedAssets Inc.
2,700	8.000%—11/15/2018[2]	2,788

HOTELS, RESTAURANTS & LEISURE—4.3%
	Ameristar Casinos Inc.
1,650	7.500%—04/15/2021[2]	1,697
	Boyd Gaming Corporation
2,075	6.750%—04/15/2014	2,085
4,165	7.125%—02/01/2016	3,936
6,350	9.125%—12/01/2018[2]	6,620

		12,641

	Felcor Escrow Holdings LLC
3,900	6.750%—06/01/2019[2]	3,929
	Isle of Capri Casinos Inc.
7,100	7.000%—03/01/2014	7,153
3,250	7.750%—03/15/2019[2]	3,331

		10,484

	MGM Resorts International
12,475	6.750%—09/01/2012-04/01/2013	12,810
2,250	9.000%—03/15/2020	2,520
2,100	10.375%—05/15/2014	2,439

		17,769

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Penn National Gaming Inc.
$500	6.750%—03/01/2015	$513
2,750	8.750%—08/15/2019	3,032

		3,545

	Pinnacle Entertainment Inc.
2,250	7.500%—06/15/2015	2,306
3,700	8.625%—08/01/2017	4,089
7,250	8.750%—05/15/2020	7,830

		14,225

	Scientific Games Corporation
200	7.875%—06/15/2016[2]	211
7,400	8.125%—09/15/2018[2]	7,826

		8,037

	Speedway Motorsports Inc.
850	8.750%—06/01/2016	935

		73,262

HOUSEHOLD DURABLES—0.3%
	Jarden Corporation
4,500	7.500%—01/15/2020	4,826
750	8.000%—05/01/2016	827

		5,653

HOUSEHOLD PRODUCTS—0.9%
	Central Garden Co.
5,000	8.250%—03/01/2018	5,300
	Sealy Mattress Co.
3,750	8.250%—06/15/2014	3,778
1,710	10.875%—04/15/2016[2]	1,933

		5,711

	Spectrum Brands Holdings Inc.
3,250	9.500%—06/15/2018[2]	3,648

		14,659

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.5%
	Calpine Corporation
5,000	7.500%—02/15/2021[2]	5,312
8,150	7.875%—07/31/2020[2]	8,822

		14,134

	Mirant Americas Generation LLC
8,375	8.500%—10/01/2021	8,857
	NRG Energy Inc.
2,000	7.375%—01/15/2017	2,097
11,750	8.250%—09/01/2020	12,426

		14,523

	RRI Energy Inc.
4,250	7.875%—06/15/2017	4,314

		41,828

INDUSTRIAL CONGLOMERATES—0.5%
	Pinafore LLC
7,650	9.000%—10/01/2018[2]	8,396

INTERNET & CATALOG RETAIL—0.2%
	QVC Inc.
750	7.375%—10/15/2020[2]	791
2,600	7.500%—10/01/2019[2]	2,776

		3,567

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INTERNET SOFTWARE & SERVICES—0.2%
	Equinix Inc.
$2,850	8.125%—03/01/2018	$3,099

IT SERVICES—1.1%
	Fidelity National Information Services Inc.
1,400	7.625%—07/15/2017	1,540
2,600	7.875%—07/15/2020	2,886

		4,426

	SunGard Data Systems Inc.
4,200	7.375%—11/15/2018[2]	4,358
7,222	10.250%—08/15/2015	7,601
2,000	10.625%—05/15/2015	2,210

		14,169

		18,595

LEISURE EQUIPMENT & PRODUCTS—0.2%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,375

MACHINERY—1.6%
	Actuant Corporation
2,450	6.875%—06/15/2017	2,539
	Arvinmeritor Inc.
5,000	8.125%—09/15/2015	5,300
2,750	10.625%—03/15/2018	3,128

		8,428

	Manitowoc Company Inc.
3,300	9.500%—02/15/2018	3,704
	Mueller Water Products Inc.
1,750	7.375%—06/01/2017	1,746
	Oshkosh Corporation
2,750	8.250%—03/01/2017	3,049
	SPX Corporation
1,500	6.875%—09/01/2017[2]	1,613
	Terex Corporation
3,400	8.000%—11/15/2017	3,612
1,750	10.875%—06/01/2016	2,056

		5,668

		26,747

MEDIA—9.6%
	Affinion Group Inc.
4,350	11.500%—10/15/2015	4,546
	Allbritton Communications Company
5,000	8.000%—05/15/2018	5,325
	Belo Corp.
2,900	8.000%—11/15/2016	3,204
	Bresnan Broadband Holdings LLC
650	8.000%—12/15/2018[2]	694
	Cablevision Systems Corporation
1,000	7.750%—04/15/2018	1,095
4,050	8.000%—04/15/2020	4,475
1,000	8.625%—09/15/2017	1,125

		6,695

	Cengage Learning Acquisitions Inc.
6,850	10.500%—01/15/2015[2]	7,073
	Clear Channel Worldwide Holdings Inc.
3,000	9.250%—12/15/2017	3,352
	CSC Holdings LLC
250	7.625%—07/15/2018	276

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Cumulus Media Inc.
$2,500	7.750%—05/01/2019[2]	$2,509
	Dish DBS Corp.
3,000	6.625%—10/01/2014	3,195
3,250	7.125%—02/01/2016	3,477

		6,672

	Gannett Co. Inc.
1,200	7.250%—02/15/2014	1,218
	Gray Television Inc.
11,000	10.500%—06/29/2015	11,907
	Hughes Network Systems LLC
1,350	9.500%—04/15/2014	1,397
	Inmarsat Finance plc
3,000	7.375%—12/01/2017[2]	3,188
	Intelsat Jackson Holdings SA
5,175	7.250%—10/15/2020[2]	5,240
1,950	7.500%—04/01/2021[2]	1,989

		7,229

	Intelsat Luxembourg SA
9,500	11.250%—02/04/2017	10,414
	Intelsat SA
3,550	6.500%—11/01/2013	3,781
	Interactive Data Corporation
7,250	10.250%—08/01/2018[2]	8,120
	Interpublic Group
1,000	10.000%—07/15/2017	1,198
	Lamar Media Corporation
5,450	6.625%—08/15/2015	5,598
3,750	7.875%—04/15/2018	4,050

		9,648

	LIN Television Corporation
6,000	6.500%—05/15/2013	6,030
	Mediacom Broadband LLC
3,135	8.500%—10/15/2015	3,276
	Mediacom Capital Corp.
6,800	9.125%—08/15/2019	7,412
	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017	3,512
	Nielsen Finance LLC
4,050	7.750%—10/15/2018[2]	4,384
652	11.625%—02/01/2014	773

		5,157

	Quebecor Media Inc.
8,126	7.750%—03/15/2016	8,485
	Sirius XM Radio Inc.
7,750	8.750%—04/01/2015[2]	8,719
	Telesat Inc.
2,200	11.000%—11/01/2015	2,459
	Unitymedia Hessen GmbH & Co. KG
5,650	8.125%—12/01/2017[2]	6,003
	Videotron Ltee
2,000	6.875%—01/15/2014	2,038
	Virgin Media Finance plc
3,000	9.500%—08/15/2016	3,454
	XM Satellite Radio Inc.
7,000	7.625%—11/01/2018[2]	7,507

		162,498

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

METALS & MINING—1.6%
	FMG Resources (August 2006) Pty Ltd.
$5,000	6.875%—02/01/2018[2]	$5,300
9,500	7.000%—11/01/2015[2]	10,070

		15,370

	JMC Steel Group
3,250	8.250%—03/15/2018[2]	3,420
	Steel Dynamics Inc.
1,750	6.750%—04/01/2015	1,816
250	7.375%—11/01/2012	267
3,250	7.750%—04/15/2016	3,494

		5,577

	United States Steel Corporation
2,000	7.375%—04/01/2020	2,120

		26,487

MULTILINE RETAIL—1.7%
	Bon Ton Department Stores Inc.
8,150	10.250%—03/15/2014	8,415
	Neiman Marcus Group Inc.
10,413	9.000%—10/15/2015	10,960
4,474	10.375%—10/15/2015	4,742

		15,702

	Sears Holdings Corporation
4,000	6.625%—10/15/2018[2]	3,935

		28,052

OFFICE ELECTRONICS—0.2%
	CDW LLC/CDW Finance
3,150	8.500%—04/01/2019[2]	3,189

OIL, GAS & CONSUMABLE FUELS—5.9%
	Arch Coal Inc.
2,000	7.250%—10/01/2020	2,168
2,000	8.750%—08/01/2016	2,250

		4,418

	Bill Barrett Corporation
3,000	9.875%—07/15/2016	3,427
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021[2]	6,890
	Chesapeake Energy Corporation
7,000	6.875%—08/15/2018	7,682
	Consol Energy Inc.
3,500	8.000%—04/01/2017	3,885
4,500	8.250%—04/01/2020	5,040

		8,925

	Continential Resources Inc.
1,400	8.250%—10/01/2019	1,561
	Copano Energy LLC
1,750	7.750%—06/01/2018	1,859
	Denbury Resources Inc.
1,800	6.375%—08/15/2021	1,859
3,088	8.250%—02/15/2020	3,459
2,000	9.750%—03/01/2016	2,265

		7,583

	El Paso Corporation
850	7.000%—06/15/2017	948
1,500	7.250%—06/01/2018	1,697

		2,645

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Exco Resources Inc.
$7,475	7.500%—09/15/2018	$7,615
	Ferrell Gas LP
5,000	6.500%—05/01/2021[2]	4,925
2,550	9.125%—10/01/2017	2,869

		7,794

	Ferrellgas Partners LP
1,138	8.625%—06/15/2020	1,240
	Inergy Finance Corp.
4,400	6.875%—08/01/2021[2]	4,669
5,000	7.000%—10/01/2018[2]	5,300

		9,969

	Key Energy Services Inc.
2,250	6.750%—03/01/2021	2,318
	Markwest Energy Partners LP
3,900	6.750%—11/01/2020	4,046
1,000	8.750%—04/15/2018	1,108

		5,154

	Patriot Coal Corporation
900	8.250%—04/30/2018	973
	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	1,102
250	6.875%—05/01/2018	273

		1,375

	Plains Exploration & Production Company
6,100	7.625%—06/01/2018-04/01/2020	6,573
1,100	10.000%—03/01/2016	1,249

		7,822

	Regency Energy Partners LP
10,000	6.875%—12/01/2018	10,725

		99,975

PAPER & FOREST PRODUCTS—0.4%
	Boise Paper Holdings LLC
1,500	8.000%—04/01/2020	1,635
1,000	9.000%—11/01/2017	1,119

		2,754

	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,281
1,000	9.500%—06/15/2017	1,125

		4,406

		7,160

PHARMACEUTICALS—1.0%
	Endo Pharmaceuticals Holdings Inc.
4,250	7.000%—12/15/2020[2]	4,377
	Mylan Inc.
2,000	6.000%—11/15/2018[2]	2,057
	Valeant Pharmaceuticals International
1,800	6.750%—10/01/2017[2]	1,800
3,000	6.875%—12/01/2018[2]	3,011
1,000	7.000%—10/01/2020[2]	988

		5,799

	Warner Chilcott Company LLC
4,250	7.750%—09/15/2018[2]	4,500

		16,733

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

PROFESSIONAL SERVICES—0.3%
	FTI Consulting Inc.
$5,000	6.750%—10/01/2020[2]	$5,125
500	7.750%—10/01/2016	528

		5,653

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	MPT Operating Partnership LP/MPT Finance Corp.
2,500	6.875%—05/01/2021[2]	2,525
	Omega Healthcare Investors Inc.
5,150	6.750%—10/15/2022[2]	5,259

		7,784

ROAD & RAIL—0.9%
	Avis Budget Car Rental LLC
1,867	7.625%—05/15/2014	1,914
3,500	7.750%—05/15/2016	3,631
7,750	8.250%—01/15/2019	8,273
1,750	9.625%—03/15/2018	1,951

		15,769

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	Advanced Micro Devices Inc.
7,250	7.750%—08/01/2020	7,594
1,500	8.125%—12/15/2017	1,594

		9,188

	MEMC Electronic Materials Inc.
1,250	7.750%—04/01/2019[2]	1,305

		10,493

SPECIALTY RETAIL—2.4%
	Limited Brands Inc.
1,500	6.900%—07/15/2017	1,616
1,800	8.500%—06/15/2019	2,084

		3,700

	Michaels Stores Inc.
2,100	1.040%—11/01/2016[3]	2,173
5,950	7.750%—11/01/2018[2]	6,173
7,600	11.375%—11/01/2016	8,322

		16,668

	Needle Merger Sub Corp.
3,400	8.125%—03/15/2019	3,502
	Penske Automotive Group Inc.
7,150	7.750%—12/15/2016	7,436
	Sally Holdings LLC
200	9.250%—11/15/2014	211
	Toys R Us Property Co. I LLC
1,000	10.750%—07/15/2017	1,139
	Toys R Us Property Co. II LLC
1,500	8.500%—12/01/2017	1,620
	Yankee Acquisition Corp.
5,350	8.500%—02/15/2015	5,604

		39,880

TEXTILES, APPAREL & LUXURY GOODS—0.9%
	Hanesbrands Inc.
8,750	6.375%—12/15/2020	8,706
2,150	8.000%—12/15/2016	2,346

		11,052

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—Continued
	Levi Strauss & Co.
$2,800	7.625%—05/15/2020	$2,835
630	8.875%—04/01/2016	660

		3,495

		14,547

TRADING COMPANIES & DISTRIBUTORS—0.1%
	Interline Brands Inc.
2,400	7.000%—11/15/2018	2,484

WIRELESS TELECOMMUNICATION SERVICES—0.8%
	Buccaneer Merger Sub Inc.
4,000	9.125%—01/15/2019	4,310
	Nextel Communications Inc.
6,450	7.375%—08/01/2015	6,530

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	Sprint Nextel Corporation
$3,000	8.375%—08/15/2017	$3,379

		14,219

TOTAL CORPORATE BONDS & NOTES (Cost $1,186,510)		1,270,322

SHORT-TERM INVESTMENTS—6.1%
(Cost $103,869)
REPURCHASE AGREEMENTS
103,869	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $105,950)	103,869

TOTAL INVESTMENTS—100.6% (Cost $1,599,007)		1,702,153

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(9,542)

TOTAL NET ASSETS—100.0%		$1,692,611

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Bank Loan Obligations
Capital Markets	$—	$10,503	$—	$10,503
Chemicals	—	3,890	—	3,890
Commercial Services & Supplies	—	10,631	—	10,631
Communications Equipment	—	3,939	—	3,939
Containers & Packaging	—	5,918	5,250	11,168
Diversified Consumer Services	—	6,869	—	6,869
Diversified Telecommunication Services	—	5,092	—	5,092
Food & Staples Retailing	—	3,961	—	3,961
Food Products	—	6,037	—	6,037
Health Care Providers & Services	—	18,177	5,000	23,177
Hotels, Restaurants & Leisure	—	6,045	—	6,045
Household Products	—	4,447	—	4,447
Independent Power Producers & Energy Traders	—	7,861	—	7,861
Industrial Conglomerates	—	3,108	—	3,108
Internet Software & Services	—	7,026	—	7,026
IT Services	—	1,221	—	1,221
Media	—	21,489	—	21,489
Multiline Retail	—	4,505	—	4,505
Oil, Gas & Consumable Fuels	—	—	13,000	13,000
Semiconductors & Semiconductor Equipment	—	1,655	—	1,655
Specialty Retail	—	5,025	—	5,025
Convertible Bonds
Biotechnology	—	8,128	—	8,128
Communications Equipment	—	1,285	—	1,285
Computers & Peripherals	—	11,850	—	11,850
Containers & Packaging	—	4,348	—	4,348
Diversified Telecommunication Services	—	6,996	—	6,996
Electrical Equipment	—	6,953	—	6,953
Electronic Equipment, Instruments & Components	—	3,040	—	3,040
Energy Equipment & Services	—	8,280	—	8,280
Food & Staples Retailing	—	1,730	—	1,730

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Health Care Equipment & Supplies	$—	$10,982	$—	$10,982
Health Care Providers & Services	—	8,389	—	8,389
Household Durables	—	2,553	—	2,553
Machinery	—	7,142	—	7,142
Media	—	9,850	—	9,850
Oil, Gas & Consumable Fuels	—	18,749	—	18,749
Real Estate Investment Trusts (REITS)	—	1,008	—	1,008
Road & Rail	—	2,110	—	2,110
Semiconductors & Semiconductor Equipment	—	26,164	—	26,164
Textiles, Apparel & Luxury Goods	—	4,235	—	4,235
Wireless Telecommunication Services	—	8,721	—	8,721
Convertible Preferred Stocks
Communications Equipment	—	14,800	—	14,800
Corporate Bonds & Notes
Aerospace & Defense	—	11,651	—	11,651
Auto Components	—	40,722	—	40,722
Beverages	—	5,201	—	5,201
Biotechnology	—	2,210	—	2,210
Building Products	—	10,007	—	10,007
Capital Markets	—	3,296	—	3,296
Chemicals	—	31,104	—	31,104
Commercial Banks	—	14,467	—	14,467
Commercial Services & Supplies	—	76,183	—	76,183
Communications Equipment	—	12,923	—	12,923
Construction Materials	—	6,495	—	6,495
Consumer Finance	—	20,227	—	20,227
Containers & Packaging	—	57,162	—	57,162
Diversified Consumer Services	—	18,665	—	18,665
Diversified Telecommunication Services	—	82,686	—	82,686
Electric Utilities	—	548	—	548
Electronic Equipment, Instruments & Components	—	19,109	—	19,109
Energy Equipment & Services	—	32,134	—	32,134
Finance	—	16,701	—	16,701
Food & Staples Retailing	—	24,791	—	24,791
Food Products	—	30,500	—	30,500
Health Care Equipment & Supplies	—	14,664	—	14,664
Health Care Providers & Services	—	81,984	—	81,984
Health Care Technology	—	2,788	—	2,788
Hotels, Restaurants & Leisure	—	73,262	—	73,262
Household Durables	—	5,653	—	5,653
Household Products	—	14,659	—	14,659
Independent Power Producers & Energy Traders	—	41,828	—	41,828
Industrial Conglomerates	—	8,396	—	8,396
Internet & Catalog Retail	—	3,567	—	3,567
Internet Software & Services	—	3,099	—	3,099
IT Services	—	18,595	—	18,595
Leisure Equipment & Products	—	3,375	—	3,375
Machinery	—	26,747	—	26,747
Media	—	162,498	—	162,498
Metals & Mining	—	26,487	—	26,487
Multiline Retail	—	28,052	—	28,052
Office Electronics	—	3,189	—	3,189
Oil, Gas & Consumable Fuels	—	99,975	—	99,975
Paper & Forest Products	—	7,160	—	7,160
Pharmaceuticals	—	16,733	—	16,733
Professional Services	—	5,653	—	5,653
Real Estate Investment Trusts (REITS)	—	7,784	—	7,784
Road & Rail	—	15,769		15,769
Semiconductors & Semiconductor Equipment	—	10,493	—	10,493
Specialty Retail	—	39,880	—	39,880
Textiles, Apparel & Luxury Goods	—	14,547	—	14,547
Trading Companies & Distributors	—	2,484	—	2,484
Wireless Telecommunication Services	—	14,219		14,219
Short-Term Investments
Repurchase Agreement	—	103,869	—	103,869

Total Investments in Securities	$—	$1,678,903	$23,250	$1,702,153

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)[w]
Bank Loan Obligations	$—	$23,250	$—	$—	$—	$—	$—	$23,250

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2011, these securities were valued at $430,762 or 25% of net assets.

3	Step coupon security.

4	Zero coupon bond.

5	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $23,250 or 1% of net assets. The coupon rate will be determined at the time of settlement.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2011
Bank Loan Obligations	$—

z	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the fiscal half-year. The U.S. Federal Reserve reaffirmed plans to buy $600 billion of Treasurys through June 2011 and keep the federal funds rate near zero for “an extended period.” On the fiscal policy front, the Obama administration and Congress reached a significant compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits, and a tax credit for business capital expenditures. While yields rose in most developed sovereign bond markets, yield increases tended to be greater in the U.S., reflecting higher volatility in light of more-aggressive monetary and fiscal stimulus. The yield of the benchmark 10-year Treasury note was 3.29% at the end of April, a 69-basis-point increase from six months earlier. The Treasury yield curve steepened as the Federal Reserve kept short-term yields anchored at low levels.

Bonds offering extra income, or spread, to cushion returns against rising rates generally fared the best over the last six months. Corporate bonds, particularly high-yield credits, outpaced Treasurys amid improving U.S. and global growth prospects. Compared to like-duration Treasurys, investment-grade and non-investment-grade banks, finance companies, and life insurers were among the best-performing corporate sectors, benefiting from expectations of faster economic growth and stronger balance sheets. U.S. government agency mortgage-backed securities also outperformed Treasurys on a like-duration basis. Within the mortgage sector, higher coupons outperformed lower coupons due to supply constraints and stronger investor demand. Non-government-agency mortgages outpaced Treasurys as well, supported by limited supply and investor demand for higher-yielding assets. Despite turmoil in the Middle East, emerging market external bonds generally outperformed Treasurys. Locally-issued emerging market bonds additionally benefited from currency appreciation versus the U.S. dollar.

PERFORMANCE

The Harbor Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index for the fiscal half year and continued its longer-term outperformance of the benchmark. The Fund returned 0.61% (Institutional Class) and 0.47% (Administrative Class), compared with the benchmark’s return of 0.02%. The Fund also outperformed the index for the 5 and 10 years ended April 30, 2011.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark for the latest six months.

•	U.S. duration strategy was a negative for performance, as interest rates moved against this tactical positioning.

•	Modest exposure to core Europe duration was also a negative, as interest rates in those markets rose.

•	An overweighted allocation to bonds of financial companies, which outpaced the broader corporate market as credit premiums continued to tighten, contributed to performance.

•	Exposure to high-yield corporate securities benefited performance as this was one of the best-performing sectors over the six months.

•	Holdings of non-government-agency mortgages contributed to performance amid strong demand for high-quality bonds offering extra yield over Treasury securities.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association	29.2%
Wells Fargo & Co.	2.0%
U.S. Treasury	1.4%
Arkle Master Issuer plc	1.3%
Canadian Government	1.2%
Federal Home Loan Mortgage Corp.	1.2%
Ally Financial Inc.	1.1%
Citigroup Capital XXI	1.1%
Citigroup Inc.	1.1%

•	An underweight to commercial mortgage-backed securities was negative for performance as spreads on these securities tightened.

•	An allocation to real return bonds added to returns, as breakeven inflation levels widened and real duration outperformed nominal duration.

•

Modest emerging-market positions, including exposure to corporate securities, benefited performance. Exposure to a select basket of emerging market currencies also helped returns, as these currencies gained against the U.S. dollar.

OUTLOOK AND STRATEGY

We expect the U.S. economy to grow between 3% and 3.5% over the rest of calendar 2011, bolstered by last year’s fiscal stimulus package and the Federal Reserve’s quantitative easing program. Europe and the U.K. will likely expand more slowly, owing to their more austere fiscal policies. Japan’s economy will probably contract in the aftermath of the terrible earthquake. This will be a drag on global growth but we would expect Japan to rebound later this year amid massive reconstruction spending. Emerging economies should continue their relatively rapid growth and move closer over the secular horizon toward closing wealth and income gaps with the developed world.

With respect to portfolio strategy, we plan to:

•	Remain underweight duration with very limited Treasury exposure, though we will adjust duration tactically as rates move within our forecasted range of 3% to 4% yield on the 10-year Treasury note.

•	Focus on the short end of the yield curve, where markets are pricing in more and faster Fed tightening than we foresee.

•	Maintain mortgage holdings, though likely at modestly reduced levels, as an important source of high-quality yield for the portfolio, serving as a substitute for Treasurys.

•

Continue to take advantage of relative-value opportunities across mortgage coupons and hold non-agency mortgages that have senior positions in the capital structure as another potential source of attractive yields.

•

Maintain exposure to corporate securities as an important driver of returns in the portfolio, especially in the banking and financial sector, which we believe remains attractively valued relative to the broader corporate market.

•

Continue to own select corporate and quasi-sovereign bonds in high-quality emerging economies such as Brazil, Mexico, and Russia. We expect to focus on emerging market corporates in the energy, pipeline, and banking sectors, which we think currently offer attractive valuations compared to comparably-rated U.S. corporates.

•	Take exposure to relatively high nominal and real local interest rates in Brazil.

•

Emphasize currency as an important source of added value. We plan to focus on commodity-based and fiscally-sound currencies in the developed world such as Norway and Canada, and a basket of emerging market currencies that offer strong fundamentals and relatively high yields.

•	Continue to hold longer-maturity Build America Bonds, which we believe currently offer attractive valuations compared to comparably-rated corporates.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.53%[a,b]

Total Net Assets (000s)	$7,186,648

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.78%[a,b]

Total Net Assets (000s)	$186,656

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.91%		4.20%

Yield to Maturity	3.18%		2.90%

Current 30-Day Yield (Institutional Class)	2.05%		N/A

Weighted Average Maturity	4.29 years		7.23 years

Weighted Average Duration	3.52 years		5.08 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	336%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	29.11%

>1 to 5	57.06%

>5 to 10	13.84%

>10 to 15	-1.06%

>15 to 20	1.77%

>20 to 25	0.54%

>25 yrs.	-1.26%

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 29, 2012.

c	Unannualized.

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Bond
Fund Institutional Class	0.61%	7.25%	8.14%	7.11%	12/29/1987	$19,882
Comparative Index
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	6.33%	5.74%	—	$17,477

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Bond Fund
Administrative Class	0.47%	6.97%	7.86%	6.35%	11/01/2002	$16,867
Comparative Index
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	6.33%	5.13%	—	$15,304

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 18.0%)

ASSET-BACKED SECURITIES—1.4%
Principal Amount (000s)		Value (000s)

	Access Group Inc.
	Series 2008-1 Cl. A
$18,101	1.574%—10/27/2025[1]	$18,293
	Ally Auto Receivables Trust
	Series 2009-A Cl. A2
452	1.320%—03/15/2012[2]	452
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
67	0.273%—01/25/2037[1]	67
	Series 2005-HE2 Cl. M1
3,100	0.693%—06/25/2035[1]	3,043

		3,110

	Bank of America Credit Card Trust
	Series 2008-A5 Cl. A5
9,500	1.419%—12/16/2013[1]	9,521
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
279	0.693%—12/25/2031[1]	148
	Series 2005-15 Cl. 1AF3
14,505	5.450%—04/25/2036[3]	14,086

		14,234

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
371	0.273%—11/25/2036[1]	323
	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A3B
484	1.686%—09/10/2012[1]	485
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
253	0.283%—12/25/2036[1]	187
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A1
63	0.263%—12/25/2036[1]	62
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.773%—10/25/2034[1]	91
	Magnolia Funding Ltd.
	Series 2010-1A Cl. A1
€3,985	3.000%—04/20/2017[2]	5,919
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-FM1 Cl. A1B
$2,217	0.533%—05/25/2036[1]	2,155

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
$233	0.525%—10/25/2034[1]	$231
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
1,007	0.273%—12/25/2036[1]	348
	SLM Student Loan Trust
	Series 2008-2 Cl. A1
416	0.574%—01/25/2015[1]	416
	Series 2009-CT Cl. 1A
4,862	2.350%—04/15/2039[1,2]	4,881
	Series 2010-C Cl. A2
1,900	2.869%—12/16/2019[1,2]	1,946

		7,243

	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
460	5.130%—09/01/2023	493
	Series 2009-20A Cl.1
9,125	5.720%—01/01/2029	10,031
	Series 2008-20H Cl.1
24,339	6.020%—08/01/2028	27,098
	Series 2001-20A Cl.1
971	6.290%—01/01/2021	1,056

		38,678

TOTAL ASSET-BACKED SECURITIES (Cost $97,722)		101,332

BANK LOAN OBLIGATIONS—0.3%
	American General Finance Corporation Term Loan
7,400	7.250%—04/08/2015[1]	7,418
	Ford Motor Company Term Loan
5,758	2.970%—12/15/2013[1]	5,772
	Petroleum Export Ltd. Term Loan B
8,803	3.309%—06/15/2011[2]	8,780

TOTAL BANK LOAN OBLIGATIONS (Cost $21,681)		21,970

COLLATERALIZED MORTGAGE OBLIGATIONS—4.8%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,236	2.213%—02/25/2045[1]	1,126
	Arkle Master Issuer plc
	Series 2006-1A Cl. 4A2
96,759	0.404%—02/17/2052[1,2]	96,377
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A1B
€3,896	2.291%—05/16/2047[1,2]	5,776
	Series 2010-1A Cl. A2B
11,400	2.491%—05/16/2047[1,2]	16,930

		22,706

	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
$5,397	1.969%—11/15/2015[1,2]	5,161
	Bank of America Commercial Mortgage Inc.
	Series 2007-4 Cl. A4
2,500	5.933%—02/10/2051[3]	2,761

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Bank of America Funding Corporation Series 2005-D Cl. A1
$1,796	2.813%—05/25/2035[1]	$1,747
	BCAP LLC Trust
9,200	5.250%—02/26/2036	8,602
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
483	2.726%—04/25/2033[3]	475
	Series 2000-2 Cl. A1
76	3.324%—11/25/2030[1]	76

		551

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,339	0.373%—02/25/2034[1]	1,890
	Series 2005-4 Cl. 23A1
2,760	2.629%—05/25/2035[3]	2,297
	Series 2005-7 Cl. 22A1
1,399	2.935%—09/25/2035[3]	1,079

		5,266

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[3]	2,963
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	749
	Series 2007-T26 Cl. A4
2,100	5.471%—01/12/2045[3]	2,320
	Series 2006-PW11 Cl. A4
1,810	5.621%—03/11/2039[3]	1,999
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050	7,001
	Series 2007-PW17 Cl. AAB
7,700	5.703%—06/11/2050	8,194
	Series 2006-PW12 Cl. A4
2,410	5.907%—09/11/2038[3]	2,682

		25,908

	Chase Mortgage Finance Corporation Series 2006-A1 Cl. 4A1
9,858	5.996%—09/25/2036[1]	9,493
	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	2,795
	Commercial Mortgage Pass Through Certificates Series 2006-C8 Cl. A4
7,700	5.306%—12/10/2046	8,338
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
19,989	0.584%—11/20/2035[1]	12,394
	Series 2005-20CB Cl. 2A5
7,618	5.500%—07/25/2035	6,600

		18,994

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB9 Cl. 1A1
4,784	2.805%—02/20/2035[3]	4,073
	Series 2005-HYB9 Cl. 3A2A
892	3.017%—02/20/2036[1]	736
	Series 2004-22 Cl. A3
2,789	3.106%—11/25/2034[3]	2,400
	Series 2003-10 Cl. A2
23	5.750%—05/25/2033	23

		7,232

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Credit Suisse Mortgage Capital Certificates Series 2006-C2 Cl. A3
$700	5.847%—03/15/2039[3]	$768
	European Loan Conduit Series 25X Cl. A
€1,029	1.243%—05/15/2019[1]	1,409
	First Horizon Asset Securities Inc. Series 2005-AR6 Cl. 4A1
$10,285	5.687%—02/25/2036[1]	9,854
	First Nationwide Trust Series 2001-3 Cl. 1A1
3	6.750%—08/21/2031	3
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[3]	322
	Series 2007-GG9 Cl. A4
2,500	5.444%—03/10/2039	2,722

		3,044

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
8,263	2.794%—09/25/2035[1]	8,015
	Series 2005-AR7 Cl. 6A1
2,861	5.176%—11/25/2035[3]	2,786

		10,801

	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A
622	0.434%—05/19/2035[1]	435
	Indymac ARM Trust Series 2001-H2 Cl. A2
13	1.959%—01/25/2032[1]	11
	Indymac Index Mortgage Loan Trust Series 2005-AR31 Cl. 1A1
3,294	2.540%—01/25/2036[3]	2,056
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[2]	11,588
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	5,701
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	16,387
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[3]	1,752

		35,428

	LB-UBS Commercial Mortgage Trust Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039	2,406
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,985	0.423%—02/25/2036[1]	1,501
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[3]	2,804
1,800	Series 2007-6 Cl. A4 5.485%—03/12/2051[3]	1,925

		4,729

	MLCC Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
472	0.463%—11/25/2035[1]	416

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
$820	0.279%—10/15/2020[1,2]	$793
1,200	Series 2006-HQ8 Cl. A4 5.594%—03/12/2044[3]	1,315
400	Series 2007-IQ16 Cl. A4 5.809%—12/12/2049	443
12,400	Series 2007-IQ15 Cl. A4 6.071%—06/11/2049[3]	13,615

		16,166

	Morgan Stanley Re-REMIC Trust[5]
	Series 2009-GG10 Cl. A4A
2,100	6.002%—08/12/2045[2,3]	2,329
	Residential Funding Mortgage Securities I
	Series 2006-SA1 Cl. 2A1
838	5.600%—02/25/2036[3]	569
	Sovereign Commercial Mortgage Securities Trust
	Series 2007-C1 Cl. A2
986	5.895%—07/22/2030[2,3]	1,019
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
2,154	0.464%—07/19/2035[1]	1,874
	Structured Asset Securities Corporation
	Series 2001-21A Cl. 1A1
35	2.314%—01/25/2032[1]	30
33	Series 2002-1A Cl. 4A 2.680%—02/25/2032[1]	32

		62

	Thornburg Mortgage Securities Trust
	Series 2006-6 Cl. A1
1,752	0.323%—11/25/2046[1]	1,732
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
8,922	0.309%—09/15/2021[1,2]	8,849
2,600	Series 2007-C32 Cl. A4FL 0.394%—06/15/2049[1,2]	2,068
2,000	Series 2006-C29 Cl. A4 5.308%—11/15/2048	2,177
11,800	Series 2006-C23 Cl. A5 5.416%—01/15/2045[3]	12,856

		25,950

	Washington Mutual Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
666	0.503%—10/25/2045[1]	562
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR2 Cl. A1
3,269	2.767%—03/25/2036[3]	2,887
15,402	Series 2006-AR2 Cl. IIA5 4.807%—03/25/2036[1]	13,532

		16,419

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $336,120)		356,600

COMMON STOCKS—0.0%
(Cost $53)

Shares
AUTOMOBILES—0.0%
3,467	General Motors Co.	111

CONVERTIBLE BONDS—0.5%
Principal Amount (000s)		Value (000s)

	Chesapeake Energy Corporation
$1,500	2.250%—12/15/2038	$1,410
	Transocean Inc.
37,600	1.500%—12/15/2037	37,600

TOTAL CONVERTIBLE BONDS (Cost $36,129)		39,010

CONVERTIBLE PREFERRED STOCKS—0.0%
(Cost $18,160)

Shares
INSURANCE—0.0%
363,200	American International Group Inc.	1,090

CORPORATE BONDS & NOTES—32.0%
Principal Amount (000s)
	AK Transneft OJSC Via TransCapitalInvest Ltd.
$2,200	8.700%—08/07/2018[2]	2,736
	Allstate Life Global Funding Trusts MTN[6]
4,600	5.375%—04/30/2013	4,979
	Ally Financial Inc.
4,600	3.512%—02/11/2014[1]	4,646
1,000	3.674%—06/20/2014[1]	1,010
1,000	4.500%—02/11/2014	1,013
€1,400	5.375%—06/06/2011	1,407
$4,300	6.000%—12/15/2011	4,402
19,600	6.250%—12/01/2017[2]	20,457
11,511	6.875%—09/15/2011-08/28/2012	11,830
2,200	7.000%—02/01/2012	2,277
7,100	7.500%—09/15/2020[2]	7,775
8,000	8.000%—11/01/2031	9,060
8,500	8.300%—02/12/2015	9,584

		73,461

	Ally Financial Inc. MTN[6]
€4,500	5.375%—06/06/2011	6,765
	Altria Group Inc.
$6,500	9.700%—11/10/2018	8,667
	American Express Bank FSB
400	0.377%—06/12/2012[1]	399
9,500	6.000%—09/13/2017	10,763

		11,162

	American Express Bank FSB MTN[6]
6,500	5.500%—04/16/2013	6,991
	American Express Centurion Bank MTN[6]
9,500	6.000%—09/13/2017	10,809
	American Express Company
6,400	7.000%—03/19/2018	7,593
	American Express Credit Corporation MTN[6]
4,400	5.875%—05/02/2013	4,767
	American General Finance Corporation MTN[6]
3,100	0.560%—12/15/2011[1]	3,058
10,000	5.375%—10/01/2012	10,050
1,600	5.400%—12/01/2015	1,512

		14,620

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		American International Group Inc.
	€5,300	4.875%—03/15/2067[3]	$6,555
	$5,600	5.050%—10/01/2015	5,857
	2,900	6.250%—03/15/2037	2,762
	1,500	6.400%—12/15/2020	1,644
	€8,300	8.000%—05/22/2038[3]	12,478
	$1,200	8.250%—08/15/2018	1,428
	£1,400	8.625%—05/22/2038[3]	2,455

			33,179

		American International Group Inc. MTN[6]
	$7,000	0.409%—03/20/2012[1]	6,948
	€4,900	4.000%—09/20/2011	7,291
CAD$	2,000	4.900%—06/02/2014	2,156
	$1,800	4.950%—03/20/2012	1,865
	€4,000	5.000%—06/26/2017	5,805
	$100	5.375%—10/18/2011	102
	300	5.450%—05/18/2017	316
	2,100	5.850%—01/16/2018	2,225

			26,708

		Amgen Inc.
	24,000	6.900%—06/01/2038	28,875
		Anheuser-Busch Cos Inc.
	200	5.500%—01/15/2018	223
		ANZ National International Ltd. MTN[6]
	6,200	6.200%—07/19/2013[2]	6,774
		AstraZeneca plc
	1,700	5.900%—09/15/2017	1,970
		AT&T Inc.
	4,200	4.950%—01/15/2013	4,475
	5,000	5.500%—02/01/2018	5,525
	2,900	6.300%—01/15/2038	3,069

			13,069

		Australia & New Zealand Banking Group Ltd. MTN[6]
	14,900	2.125%—01/10/2014[2]	15,042
		BAC Capital Trust VII
	£2,400	5.250%—08/10/2035	3,147
		Banco Santander Brasil SA
	$25,900	0.000%—07/13/2011[2,7]	25,932
	11,100	4.250%—01/14/2016[2]	11,136

			37,068

		Banco Santander Brasil SA MTN[6]
	1,300	4.500%—04/06/2015[2]	1,330
		Banco Santander Chile
	12,300	1.524%—04/20/2012[1,2]	12,302
	5,300	1.875%—01/19/2016[1,2]	5,286

			17,588

		Bank of America Corp.
	33,200	6.500%—08/01/2016	37,468
	5,000	8.000%—05/15/2018[3,4]	5,416

			42,884

		Bank of China Hong Kong Ltd.
	2,200	5.550%—02/11/2020[2]	2,270
		Bank of India/London MTN[6]
	3,800	4.750%—09/30/2015	3,921
		Bank of Montreal
	4,700	2.850%—06/09/2015[2]	4,826
		Bank of Nova Scotia
	5,200	1.650%—10/29/2015[2]	5,048

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Banque PSA Finance
$10,700	2.203%—04/04/2014[1,2]	$10,680
	Barclays Bank plc
6,900	2.375%—01/13/2014	7,005
26,700	5.450%—09/12/2012	28,308

		35,313

	BBVA Bancomer SA
2,800	4.500%—03/10/2016[2]	2,852
5,700	6.500%—03/10/2021[2]	5,850

		8,702

	Bear Stearns Companies LLC
4,971	6.400%—10/02/2017	5,685
	Bear Stearns Companies LLC MTN[6]
14,831	6.950%—08/10/2012	15,956
	BellSouth Corp.
44,200	4.463%—04/26/2012[2]	45,635
	BM&FBovespa SA
2,000	5.500%—07/16/2020[2]	2,073
	BNP Paribas
9,600	5.186%—06/29/2015[2,3,4]	9,528
	BPCE SA
2,100	2.375%—10/04/2013[2]	2,100
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[2]	2,406
	C10 Capital SPV Ltd.
3,100	6.722%—12/31/2016[2,3,4]	2,460
	Cellco Partnership/Verizon Wireless Capital LLC
1,600	2.914%—05/20/2011[1]	1,602
	CIT Group Inc.
1,900	5.250%—04/01/2014[2]	1,947
7,594	7.000%—05/01/2013-05/01/2014	7,753

		9,700

	Citigroup Capital XXI
77,799	8.300%—12/21/2057[3]	81,222
	Citigroup Inc.
7,700	1.164%—02/15/2013[1]	7,749
6,000	2.312%—08/13/2013[1]	6,174
1,700	5.300%—10/17/2012	1,796
32,600	5.500%—08/27/2012-04/11/2013	34,838
3,000	5.625%—08/27/2012	3,153
1,100	5.850%—07/02/2013	1,192
12,200	6.000%—02/21/2012-08/15/2017	13,096
5,600	6.125%—08/25/2036	5,550
8,200	8.500%—05/22/2019	10,233

		83,781

	Citigroup Inc. MTN[6]
€2,000	4.750%—05/31/2017[3]	2,877
	Comcast Corporation
$1,200	5.875%—02/15/2018	1,341
1,200	6.450%—03/15/2037	1,278

		2,619

	Countrywide Financial Corporation MTN[6]
2,000	0.751%—05/07/2012[1]	2,001
	Credit Suisse
4,300	2.200%—01/14/2014	4,360
	CSN Islands XI Corp.
2,500	6.875%—09/21/2019	2,775
8,200	6.875%—09/21/2019[2]	9,102

		11,877

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	CSN Resources SA
$2,900	6.500%—07/21/2020[2]	$3,096
	CVS Pass-Through Trust
744	6.943%—01/10/2030	833
	Dell Inc.
8,800	5.650%—04/15/2018	9,807
	Deutsche Bank AG
8,400	6.000%—09/01/2017	9,523
	Dexia Credit Local
49,500	0.710%—03/05/2013[1,2]	49,327
23,000	0.753%—04/29/2014[1,2]	22,928

		72,255

	Ecopetrol SA
3,600	7.625%—07/23/2019	4,248
	El Paso Corporation MTN[6]
200	8.050%—10/15/2030	232
	Electricite de France NT
5,100	5.500%—01/26/2014[2]	5,610
5,100	6.500%—01/26/2019[2]	5,914
5,100	6.950%—01/26/2039[2]	6,068

		17,592

	Enel Finance International SA
11,400	6.250%—09/15/2017[2]	12,821
	Fifth Third Bancorp.
21,900	8.250%—03/01/2038	26,944
	Ford Motor Credit Co. LLC
10,500	3.033%—01/13/2012[1]	10,604
5,530	7.250%—10/25/2011	5,674
9,700	7.500%—08/01/2012	10,295
1,800	7.800%—06/01/2012	1,906
2,200	8.000%—12/15/2016	2,560

		31,039

	Fortis Bank Nederland Holding NV MTN[6]
€3,000	3.000%—04/17/2012	4,496
	Gazprom OAO Via Morgan Stanley Bank AG
$200	9.625%—03/01/2013	227
	Gazprom Via Gaz Capital SA
900	6.212%—11/22/2016[2]	982
1,400	8.125%—07/31/2014	1,608

		2,590

	Gazprom Via Gazprom International SA
104	7.201%—02/01/2020	112
	Gazprom Via White Nights Finance BV MTN[6]
1,900	10.500%—03/08/2014-03/25/2014	2,287
	General Electric Capital Corporation
€14,500	5.500%—09/15/2067[2,3]	20,403
	General Electric Capital Corporation MTN[6]
23,519	0.338%—03/20/2013[1]	23,296
$6,400	5.875%—01/14/2038	6,495
6,300	6.875%—01/10/2039	7,251

		37,042

	Gerdau Holdings Inc.
10,700	7.000%—01/20/2020[2]	11,823
3,000	7.000%—01/20/2020	3,315

		15,138

	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[2]	2,130

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Glen Meadows Pass Through Trust
$5,700	6.505%—02/12/2067[2,3]	$5,244
	Goldman Sachs Group Inc.
€3,300	1.429%—05/23/2016[1]	4,623
$22,200	5.950%—01/18/2018	24,332
5,200	6.150%—04/01/2018	5,760
9,100	6.250%—09/01/2017	10,143

		44,858

	Goldman Sachs Group Inc. MTN[6]
€400	6.375%—05/02/2018	647
	GTL Trade Finance Inc.
$2,000	7.250%—10/20/2017[2]	2,275
1,500	7.250%—10/20/2017	1,706

		3,981

	HSBC Bank plc
4,600	2.000%—01/19/2014[2]	4,619
	HSBC Holdings plc
1,700	6.500%—05/02/2036	1,772
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	14,307
	ING Bank NV MTN[6]
55,800	1.107%—03/30/2012[1,2]	55,972
	International Lease Finance Corporation
4,331	4.750%—01/13/2012	4,407
3,000	6.375%—03/25/2013	3,128
4,600	6.750%—09/01/2016[2]	4,922

		12,457

	International Lease Finance Corporation MTN[6]
2,240	0.633%—07/13/2012[1]	2,198
€23,400	1.468%—08/15/2011[1]	34,498
$26,711	5.300%—05/01/2012	27,412

		64,108

	Intesa Sanpaolo SpA
40,000	2.375%—12/21/2012	40,294
10,400	2.713%—02/24/2014[1,2]	10,667

		50,961

	JP Morgan Chase & Co.
24,227	6.625%—03/15/2012	25,483
6,200	7.900%—04/30/2028[3,4]	6,836

		32,319

	JP Morgan Chase Bank N.A.
7,000	6.000%—10/01/2017	7,819
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036	826
	KeyCorp. MTN[6]
2,300	6.500%—05/14/2013	2,517
	Kraft Foods Inc.
795	5.625%—11/01/2011	814
	LBG Capital No. 1 plc. MTN[6]
800	8.500%—12/17/2021[2,3,4]	786	[z]
	Leaseplan Corporation NV MTN[6]
€1,500	3.125%—02/10/2012	2,244
	Lehman Brothers Holdings Inc.
$11,900	0.000%—08/21/2009*[7]	3,094
	Lehman Brothers Holdings Inc. MTN[6]
35,670	0.000%—12/23/2008-05/02/2018*[7]	9,298
€1,108	0.000%—04/05/2011-06/27/2014*[7]	398

		9,696

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Lloyds TSB Bank plc
$5,600	4.875%—01/21/2016	$5,884
	Lloyds TSB Bank plc MTN[6]
47,100	5.800%—01/13/2020[2]	48,350
	Merrill Lynch & Co. Inc.
12,700	0.823%—05/02/2017[1]	11,383
	Merrill Lynch & Co. Inc. MTN[6]
5,100	5.450%—02/05/2013	5,430
5,100	6.400%—08/28/2017	5,692
17,700	6.875%—04/25/2018	20,113

		31,235

	MetLife Inc.
1,600	6.400%—12/15/2036	1,608
	Metropolitan Life Global Funding I
35,500	0.683%—07/13/2011[1,2]	35,530
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[2]	3,646
	Morgan Stanley
7,700	2.812%—05/14/2013[1]	7,944
	Morgan Stanley MTN[6]
€4,300	1.422%—03/01/2013[1]	6,292
3,000	1.638%—07/20/2012[1]	4,424
3,000	1.711%—04/13/2016[1]	4,150

		14,866

	MUFG Capital Finance 5 Ltd.
£1,261	6.299%—01/25/2017[3,4]	2,022
	National Australia Bank Ltd.
$38,200	1.010%—04/11/2014[1,2]	38,870
5,100	5.350%—06/12/2013[2]	5,506

		44,376

	Nationwide Building Society
9,500	6.250%—02/25/2020[2]	10,044
	Nationwide Life Global Funding I MTN[6]
43,200	5.450%—10/02/2012[2]	45,398
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2]	4,223
	Noble Group Ltd.
4,800	6.750%—01/29/2020[2]	5,105
	Noble Group Ltd. MTN[6]
2,100	4.875%—08/05/2015[2]	2,178
	Nomura Europe Finance NV MTN[6]
20,100	0.451%—07/05/2011[1]	20,055
	Nordea Bank AB
2,100	2.125%—01/14/2014[2]	2,119
	Novatek Finance Ltd.
2,300	5.326%—02/03/2016[2]	2,391
	Odebrecht Drilling Norbe VIII/IX Ltd.
6,400	6.350%—06/30/2021[2]	6,774
5,000	6.350%—06/30/2021	5,293

		12,067

	Oracle Corporation
10,200	4.950%—04/15/2013	11,008
10,000	5.750%—04/15/2018	11,395

		22,403

	Pacific LifeCorp
2,300	6.000%—02/10/2020[2]	2,480

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Peabody Energy Corp.
$1,500	7.875%—11/01/2026	$1,691
	Pernod-Ricard SA
12,700	5.750%—04/07/2021[2]	13,070
	Petrobras International Finance Company
20,300	5.375%—01/27/2021	20,689
	Petroleos Mexicanos
20,100	8.000%—05/03/2019	24,401
	Petroleum Export Ltd.
61	5.265%—06/15/2011[2]	61
	Philip Morris International Inc.
3,000	5.650%—05/16/2018	3,394
	President and Fellows of Harvard College
30,500	6.500%—01/15/2039[2]	37,238
	Pricoa Global Funding I
5,200	0.509%—09/27/2013[1,2]	5,134
	Pricoa Global Funding I MTN[6]
6,200	0.373%—01/30/2012[1,2]	6,176
	Principal Life Income Funding Trusts MTN[6]
4,100	5.300%—04/24/2013	4,419
6,400	5.550%—04/27/2015	7,027

		11,446

	Qtel International Finance Ltd.
400	3.375%—10/14/2016[2]	392
700	4.750%—02/16/2021[2]	669

		1,061

	Qwest Corporation
300	7.500%—06/15/2023	302
2,400	7.625%—06/15/2015	2,754

		3,056

	Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,600	5.500%—09/30/2014	2,825
1,800	5.838%—09/30/2027[2]	1,842

		4,667

	Resona Bank Ltd.
800	5.850%—04/15/2016[2,3,4]	809
	Rohm and Haas Co.
2,500	6.000%—09/15/2017	2,808
	Royal Bank of Scotland Group plc
5,700	7.640%—09/29/2017[4]	4,724
	Royal Bank of Scotland plc
2,300	2.625%—05/11/2012[2]	2,350
9,800	3.000%—12/09/2011[2]	9,961
11,200	3.950%—09/21/2015	11,421
28,600	4.375%—03/16/2016	29,400

		53,132

	Royal Bank of Scotland plc MTN[6]
1,300	4.875%—08/25/2014[2]	1,376
	Santander Issuances SA Unipersonal
£19,050	7.300%—07/27/2019[3]	33,437
	Santander US Debt SA Unipersonal
$44,600	1.107%—03/30/2012[1,2]	44,452
	Siemens Financieringsmaatschappij NV
18,000	5.500%—02/16/2012[2]	18,691
	SLM Corporation MTN[6]
10,900	0.574%—01/27/2014[1]	10,628

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

€5,450	1.503%—06/17/2013[1]	$7,498
5,300	3.125%—09/17/2012	7,747

		25,873

	SSIF Nevada LP
$62,500	0.981%—04/14/2014[1,2]	62,453	[z]
	State Bank of India
8,100	4.500%—07/27/2015[2]	8,368
	State Street Capital Trust III
4,500	5.300%—06/13/2011[3,4]	4,508
	State Street Capital Trust IV
700	1.310%—06/15/2037[1]	590
	Stone Street Trust
16,400	5.902%—12/15/2015[2]	17,205
	Sumitomo Mitsui Banking Corporation
8,000	1.950%—01/14/2014[2]	8,025
	Sun Life Financial Global Funding LP
24,500	0.445%—07/06/2011[1,2]	24,502
	Suntrust Bank MTN[6]
€7,200	1.280%—12/20/2011[1]	10,703
	Swedbank AB MTN[6]
$200	3.625%—12/02/2011	299
	Sydney Airport Finance Co. Pty Ltd.
1,200	5.125%—02/22/2021[2]	1,200
	Target Corporation
7,900	5.125%—01/15/2013	8,463
	TNK-BP Finance SA
900	6.125%—03/20/2012[2]	941
	TNK-BP Finance SA MTN[6]
3,100	7.500%—07/18/2016	3,484
	Total Capital SA
2,700	4.450%—06/24/2020	2,811
	TransCanada Pipelines Ltd.
2,400	7.625%—01/15/2039	3,042
	UAL 2009-1 Pass Through Trust
2,172	10.400%—11/01/2016	2,487
	UBS AG
1,100	1.273%—01/28/2014[1]	1,111
3,600	5.750%—04/25/2018	3,971

		5,082

	UBS AG MTN[6]
5,300	1.413%—02/23/2012[1]	5,342
3,200	5.875%—12/20/2017	3,577

		8,919

	UFJ Finance Aruba AEC
200	6.750%—07/15/2013	221
	Union Pacific Corp.
9,400	5.700%—08/15/2018	10,684
	UnitedHealth Group Inc.
3,700	4.875%—02/15/2013	3,935
	US Bank Capital IX
8,900	3.500%—04/15/2011[3,4]	7,544
	Vale Overseas Ltd.
900	6.250%—01/23/2017	1,020
900	6.875%—11/21/2036	969
3,100	6.875%—11/10/2039	3,369

		5,358

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		Verizon Communications Inc.
	$400	5.250%—04/15/2013	$432
		Volkswagen International Finance NV
	6,000	0.917%—04/01/2014[1,2]	6,026
		Wachovia Corporation
	1,600	5.625%—10/15/2016	1,770
		Wachovia Corporation MTN[6]
	10,200	5.750%—02/01/2018	11,395
		Waha Aerospace BV
	2,375	3.925%—07/28/2020[2]	2,396
		Wells Fargo & Co.
	135,800	7.980%—03/15/2018[3,4]	150,059
		Westpac Banking Corporation
	1,000	0.756%—07/16/2014[1,2]	1,006
	5,100	3.585%—08/14/2014[2]	5,417

			6,423

	TOTAL CORPORATE BONDS & NOTES (Cost $2,203,043)		2,360,923

FOREIGN GOVERNMENT OBLIGATIONS—5.2%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[2]	3,271
		Notas do Tesouro Nacional Série F
R$	24	10.000%—01/01/2012	153
	240	10.000%—01/01/2017	1,419

			1,572

		Canada Housing Trust No 1
CAD$	11,100	2.750%—12/15/2015[2]	11,754
	14,200	3.350%—12/15/2020[2]	14,721
	2,100	3.950%—12/15/2011	2,256
	11,300	4.000%—06/15/2012[2]	12,274
	19,900	4.550%—12/15/2012[2]	21,993
	8,900	4.800%—06/15/2012	9,750

			72,748

		Canadian Government Bond
	7,300	1.500%—12/01/2012	7,703
	15,000	1.750%—03/01/2013	15,868
	14,600	2.000%—08/01/2013	15,556
	18,600	2.000%—12/01/2014	19,500
	4,900	2.250%—08/01/2014	5,217
	18,800	2.500%—09/01/2013	20,150
	2,600	3.000%—12/01/2015	2,809
	2,500	4.500%—06/01/2015	2,863

			89,666

		China Development Bank Corporation
	$100	5.000%—10/15/2015	109
		Corp Nacional del Cobre de Chile
	500	6.150%—10/24/2036[2]	554
	4,000	7.500%—01/15/2019[2]	4,876

			5,430

		Export-Import Bank of China Ltd.
	600	4.875%—07/21/2015[2]	652
		Export-Import Bank of Korea
SGD	13,400	1.050%—03/03/2012[2]	10,939
	$2,300	4.000%—01/29/2021	2,116
	12,300	4.125%—09/09/2015	12,816
	3,700	5.125%—06/29/2020	3,761

			29,632

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		IndianOil Corporation Ltd.
	$7,400	4.750%—01/22/2015	$7,732
		Instituto de Crédito Oficial MTN[6]
	€11,900	2.941%—03/25/2014[1,2]	17,508
		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,525
		Korea Housing Finance Corporation
	2,200	4.125%—12/15/2015[2]	2,269
		Mexico Government International Bond
MEX$	57,800	6.000%—06/18/2015	4,958
		Mexico Government International Bond MTN[6]
	€4,400	4.250%—07/14/2017	6,494
	$4,400	6.050%—01/11/2040	4,587

			11,081

		Panama Government International Bond
	1,400	7.250%—03/15/2015	1,646
		Petroleos Mexicanos
	17,700	5.500%—01/21/2021	18,222
	9,400	6.000%—03/05/2020	10,100

			28,322

		Province of Ontario Canada
	10,500	1.375%—01/27/2014	10,575
	3,700	1.875%—09/15/2015	3,685
CAD$	1,200	4.200%—03/08/2018	1,328
	7,100	4.200%—06/02/2020	7,680
	3,900	4.300%—03/08/2017	4,364
	8,300	4.400%—06/02/2019	9,195
	4,000	4.600%—06/02/2039	4,285
	6,100	4.700%—06/02/2037	6,607

			47,719

		Province of Ontario Canada MTN[6]
	2,400	5.500%—06/02/2018	2,848
		Province of Quebec Canada
	300	4.500%—12/01/2016	339
	400	4.500%—12/01/2020	441

			780

		Russian Foreign Bond — Eurobond
	$1,100	3.625%—04/29/2015	1,115
		Societe Financement de l’Economie Francaise
	3,000	0.476%—07/16/2012[1,2]	3,011
	€5,500	2.125%—05/20/2012	8,192

			11,203

		Spain Government Bond
	2,200	4.650%—07/30/2025	2,925
		Swedish Housing Finance Corporation
	$14,900	3.125%—03/23/2012[2]	15,213
		Vnesheconombank
	2,600	5.450%—11/22/2017[2]	2,672
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $361,120)		380,596

MORTGAGE PASS-THROUGH—32.3%
		Federal Home Loan Mortgage Corp.
	41	2.510%—06/01/2024[1]	43
	10,229	4.500%—01/01/2039-03/01/2041	10,527
	549	5.039%—08/01/2035[1]	581
	3,281	5.500%—02/01/2038	3,555
	6,685	5.500%—07/01/2038	7,196
	47,196	6.000%—07/01/2016-08/01/2038	51,657

			73,559

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp. REMIC[5]
$8,614	0.369%—07/15/2019-08/15/2019[1]	$8,597
2,297	0.519%—05/15/2036[1]	2,301
142	0.669%—11/15/2030[1]	142
246	8.000%—08/15/2022	283
45	9.000%—12/15/2020	50

		11,373

	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
307	1.512%—02/25/2045[1]	302
	Series E3 Cl. A
973	3.481%—08/15/2032[3]	1,012

		1,314

	Federal Home Loan Mortgage Corp. TBA[8]
88,000	4.500%—12/31/2099	90,434
	Federal Housing Authority Project
53	7.400%—02/01/2021	52	[z]
2,341	7.450%—10/01/2020	2,324	[z]

		2,376

	Federal National Mortgage Association
855	1.707%—10/01/2040[1]	867
5,913	2.683%—06/01/2035[1]	6,168
3,368	2.692%—08/01/2035[1]	3,542
98,695	4.500%—12/01/2038-12/01/2040	101,763
2,485	4.500%—03/01/2039-02/01/2041	2,564
5,865	5.000%—02/01/2034-03/01/2034	6,233
12,814	5.000%—03/01/2035	13,596
604	5.026%—05/01/2035[1]	642
156,071	5.500%—02/01/2023-06/01/2040	168,870
2,119	5.500%—04/01/2037-08/01/2037[9]	2,285
460,563	6.000%—07/01/2016-03/01/2040	504,806
717	6.000%—08/01/2038[9]	785
	Series 2003-W1 Cl. 1A1
446	6.377%—12/25/2042[3]	493

		812,614

	Federal National Mortgage Association REMIC[5]
	Series 2007-30 Cl. AF
5,381	0.523%—04/25/2037[1]	5,386
	Series 2005-75 Cl. FL
10,195	0.663%—09/25/2035[1]	10,252
	Series 2006-5 Cl. 3A2
363	2.538%—05/25/2035[1]	373
	Series 2003-25 Cl. KP
2,773	5.000%—04/25/2033	3,023

		19,034

	Federal National Mortgage Association TBA[8]
877,500	4.500%—05/17/2026-06/13/2041	904,507
392,000	5.000%—06/13/2041	412,335
18,300	5.500%—05/12/2041	41,045
13,000	6.000%—05/12/2041	14,217

		1,372,104

	Government National Mortgage Association II
750	1.750%—02/20/2032[1]	775
296	2.125%—10/20/2025-11/20/2029[1]	305
151	2.375%—03/20/2017-01/20/2025[1]	157
40	2.500%—12/20/2024[1]	41
479	2.625%—08/20/2022-07/20/2027[1]	494
50	3.375%—05/20/2024[1]	53

		1,825

TOTAL MORTGAGE PASS-THROUGH (Cost $2,337,506)		2,384,633

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—3.9%
Principal Amount (000s)		Value (000s)

	Buckeye Tobacco Settlement Financing Authority
$2,800	5.875%—06/01/2030	$2,025
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,254
	California State
2,200	5.650%—04/01/2039[3]	2,333
7,800	7.500%—04/01/2034	8,722
5,300	7.550%—04/01/2039	6,012
5,800	7.600%—11/01/2040	6,633
5,000	7.950%—03/01/2036	5,442

		29,142

	California State University
3,900	6.434%—11/01/2030	4,001
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,383
800	6.300%—12/01/2021	849
11,200	6.899%—12/01/2040	11,738

		14,970

	Clark County Nevada
19,000	6.350%—07/01/2029	19,410
4,200	6.820%—07/01/2045	4,449

		23,859

	Denver Public Schools
39,000	7.017%—12/15/2037	41,700
	Illinois State
6,400	4.071%—01/01/2014	6,594
1,000	6.900%—03/01/2035	1,031

		7,625

	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	14,118
	Los Angeles City, CA
2,000	5.713%—06/01/2039	1,958
	Los Angeles Department of Water & Power
2,700	6.603%—07/01/2050	3,019
	New York City Municipal Water Finance Authority
1,000	6.011%—06/15/2042	1,077
	New York City, NY
49,100	6.246%—06/01/2035	49,830
	North Las Vegas City, NV
24,000	6.572%—06/01/2040	25,200
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	44,313
	Public Power Generation Agency
600	7.242%—01/01/2041	608
	San Antonio City, TX
3,400	4.750%—05/15/2037	3,380
	University of California
15,700	6.270%—05/15/2031	16,107

TOTAL MUNICIPAL BONDS (Cost $269,265)		285,186

PREFERRED STOCKS—0.2%

Shares
COMMERCIAL BANKS—0.0%
28,000	CoBank ACB[2]	1,352

PREFERRED STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—0.2%
650,000	Ally Financial Inc.	$17,290

TOTAL PREFERRED STOCKS (Cost $17,664)		18,642

PURCHASED OPTIONS—0.0%
(Cost $415)
No. of Contracts (000s)
	Interest Rate Swap Option 1 year
105,100	1.250%—04/30/2012	414

RIGHTS/WARRANTS—0.0%

Shares
(Cost $33)
AUTOMOBILES—0.0%
637	General Motors Co. Cl. A	15
3,152	General Motors Co. Cl. B	56
36,000	General Motors Co. Escrow	24

		95

U.S. GOVERNMENT OBLIGATIONS—1.4%
Principal Amount (000s)
	U.S. Treasury Inflation Indexed Bonds[10]
$6,020	1.750%—01/15/2028[1]	6,307
13,713	2.000%—01/15/2026[1]	15,009
19,509	2.375%—01/15/2025-01/15/2027[1]	22,302
32,671	2.500%—01/15/2029[1]	38,054
3,557	3.625%—04/15/2028[1]	4,703
10,768	3.875%—04/15/2029[1]	14,780

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $101,505)		101,155

SHORT-TERM INVESTMENTS—37.4%
CERTIFICATES OF DEPOSIT—1.8%
	Banco Bradesco SA
66,700	0.560%—06/27/2011	66,463
	Bank of Nova Scotia
2,200	0.562%—08/09/2012	2,200
	Industrial and Commercial Bank of China
32,800	1.000%—07/11/2011	32,800
	Itaú Unibanco SA
26,500	0.010%–07/11/2011	26,432
6,500	1.450%–12/05/2011	6,444

		32,876

		134,339

COMMERCIAL PAPER–13.6%
	Cox Communications
1,100	0.500%–05/04/2011	1,100
	Daimler Finance North America LLC
1,200	0.440%–05/17/2011	1,200

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

	Kells Funding LLC
$26,700	0.180%–06/27/2011	$26,693
1,100	0.198%–06/10/2011	1,100
88,200	0.220%–07/20/2011	88,157
156,800	0.238%–08/04/2011-08/05/2011	156,702
72,100	0.280%–06/10/2011-07/18/2011	72,063
19,100	0.300%–07/07/2011	19,089
2,200	0.320%–08/02/2011	2,198
38,800	0.330%–05/06/2011-08/16/2011	38,790
50,400	0.340%–06/24/2011	50,387
69,400	0.360%–06/07/2011-09/07/2011	69,359

		524,538

	Nissan Motor Acceptance Corp.
10,700	0.600%–06/22/2011	10,691
	Straight-A-Funding LLC
10,000	0.170%–06/13/2011	9,998
12,500	0.180%–05/17/2011-07/05/2011	12,496
77,300	0.200%–07/05/2011-07/08/2011	77,271
1,000	0.208%–05/09/2011	1,000
31,769	0.230%–05/09/2011-06/23/2011	31,760
27,900	0.240%–05/04/2011-06/09/2011	27,894
33,600	0.250%–05/09/2011-06/06/2011	33,596

		194,015

	United Healthcare Company
31,700	0.320%–05/02/2011	31,700

		763,244

REPURCHASE AGREEMENTS–6.9%
55,400	Repurchase Agreement with BNP Paribas dated April 29, 2011 due May 02, 2011 at 0.020% collateralized by U.S. Treasury Notes (market value $56,401)	55,400
6,600	Repurchase Agreement with Citigroup Global Markets dated April 29, 2011 due May 02, 2011 at 0.050% collateralized by Federal National Mortgage Association (market value $6,700)	6,600
10,000	Repurchase Agreement with Goldman Sachs & Co. dated April 29, 2011 due May 02, 2011 at 0.050% collateralized by Government National Mortgage Association (market value $11,148)	10,000
110,000	Repurchase Agreement with Greenwich Bank dated April 29, 2011 due May 02, 2011 at 0.090% collateralized by Federal National Mortgage Association (market value $112,551)	110,000
16,600	Repurchase Agreement with JP Morgan dated April 29, 2011 due May 02, 2011 at 0.050% collateralized by Federal Farm Credit Bank and Federal Home Loan Bank (market value $16,891)	16,600
103,500	Repurchase Agreement with Morgan Stanley dated April 29, 2011 due May 02, 2011 at 0.040% collateralized by U.S. Treasury Notes and at 0.050% collateralized by Federal Farm Credit Bank (market value $105,453)	103,500

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—Continued
$6,000	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $6,122)	$6,000
50,000	Repurchase Agreement with Toronto-Dominion Bank dated April 29, 2011 due May 02, 2011 at 0.040% collateralized by Federal National Mortgage Association (market value $50,434)	50,000
150,000	Repurchase Agreement with UBS Securities Inc. dated April 29, 2011 due May 02, 2011 at 0.060% collateralized by Federal Home Loan Mortgage Corp. (market value $153,475)	150,000

		508,100

U.S. GOVERNMENT AGENCIES–0.1%
	Federal Home Loan Bank Discount Notes
61,700	0.060%–06/15/2011	61,695

	Federal Home Loan Mortgage Corp. Discount Notes
15,100	0.060%–07/21/2011	15,098
54,600	0.200%–06/22/2011	54,584

		69,682

	Federal National Mortgage Assocation Discount Notes
9,400	0.060%–06/13/2011	9,399
104,200	0.080%–07/21/2011	104,181

		113,580

		244,957

U.S. TREASURY BILLS–15.0%
	U.S. Treasury Bills
152,300	0.156%–08/25/2011	152,226
4,900	0.164%–09/01/2011	4,897
151,800	0.170%–08/04/2011	151,731
38,600	0.175%–08/11/2011	38,581
269,400	0.175%–08/18/2011	269,269
28,695	0.180%–07/14/2011	28,686
179,619	0.185%–07/21/2011	179,554
117,887	0.254%–08/25/2011	117,828
161,300	0.298%–07/28/2011[9]	161,249

		1,104,021

TOTAL SHORT-TERM INVESTMENTS (Cost $2,754,660)		2,754,661

TOTAL INVESTMENTS–119.4% (Cost $8,555,076)		8,806,418
CASH AND OTHER ASSETS, LESS LIABILITIES–(19.4)%		(1,433,114)

TOTAL NET ASSETS–100.0%		$7,373,304

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	8,334	$2,083,500	09/2011	$2,533
Eurodollar Futures-CME 90 day (Buy)	11,482	2,870,500	12/2011	6,195
Eurodollar Futures-CME 90 day (Buy)	13,160	3,290,000	03/2012	8,475
Eurodollar Futures-CME 90 day (Buy)	8,237	2,059,250	06/2012	4,414
Eurodollar Futures-CME 90 day (Buy)	1,968	492,000	09/2012	(1,332)
U.S. Treasury Note Futures-2 year (Buy)	600	120,000	06/2011	638
U.S. Treasury Note Futures-10 year (Sell)	708	70,800	06/2011	(1,689)

				$19,234

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Royal Bank of Scotland plc	$24,346	$24,029	05/31/2011	$317
Brazilian Real (Buy)	HSBC Bank USA, N.A.	147,873	137,647	06/02/2011	10,226
Brazilian Real (Buy)	HSBC Bank USA, N.A.	146,503	146,508	08/02/2011	(5)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	813	700	09/02/2011	113
Brazilian Real (Sell)	HSBC Bank USA, N.A.	147,873	147,884	06/02/2011	11
British Pound Sterling (Sell)	BNP Paribas S.A.	33,595	32,399	06/13/2011	(1,196)
British Pound Sterling (Sell)	Citibank, N.A.	6,864	6,595	06/13/2011	(269)
British Pound Sterling (Sell)	Credit Suisse London	6,863	6,596	06/13/2011	(267)
Canadian Dollar (Buy)	BNP Paribas S.A.	49,006	47,500	06/20/2011	1,506
Canadian Dollar (Buy)	Citibank, N.A.	1,934	1,912	06/20/2011	22
Canadian Dollar (Buy)	Credit Suisse London	2,013	2,000	05/02/2011	13
Canadian Dollar (Buy)	Deutsche Bank AG London	3,136	3,004	06/20/2011	132
Canadian Dollar (Buy)	JP Morgan Chase Bank, N.A.	2	2	05/02/2011	—
Canadian Dollar (Buy)	Morgan Stanley and Co. Inc.	845	838	05/02/2011	7
Canadian Dollar (Buy)	Royal Bank of Canada	2,318	2,300	05/02/2011	18
Canadian Dollar (Sell)	Deutsche Bank AG London	1,681	1,658	06/20/2011	(23)
Canadian Dollar (Sell)	JP Morgan Chase Bank, N.A.	2	2	06/20/2011	—
Chinese Yuan (Buy)	Barclays Capital	3,255	3,213	11/15/2011	42
Chinese Yuan (Buy)	Barclays Capital	688	684	02/13/2012	4
Chinese Yuan (Buy)	Citibank, N.A.	18,028	17,774	02/13/2012	254
Chinese Yuan (Buy)	HSBC Bank USA, N.A.	30,104	29,637	02/13/2012	467
Chinese Yuan (Buy)	JP Morgan Chase Bank, N.A.	2,221	2,211	11/15/2011	10
Chinese Yuan (Buy)	Royal Bank of Scotland plc	2,210	2,184	11/15/2011	26
Euro Currency (Buy)	Citibank, N.A.	9,192	8,900	07/18/2011	292
Euro Currency (Buy)	Royal Bank of Scotland plc	8,290	8,082	07/18/2011	208
Euro Currency (Sell)	Credit Suisse London	250,548	244,516	07/18/2011	(6,032)
Euro Currency (Sell)	Royal Bank of Canada	2,778	2,784	07/18/2011	6
Indian Rupee (Buy)	Barclays Capital	3,613	3,500	05/09/2011	113
Indian Rupee (Buy)	Barclays Capital	6,666	6,671	11/18/2011	(5)
Indian Rupee (Buy)	Citibank, N.A.	13,598	13,566	08/12/2011	32
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	14,676	14,024	05/09/2011	652
Indian Rupee (Buy)	Morgan Stanley and Co. Inc.	2,499	2,400	05/09/2011	99
Indian Rupee (Buy)	Morgan Stanley and Co. Inc.	10,309	9,917	08/12/2011	392
Indian Rupee (Sell)	Barclays Capital	6,926	6,891	05/09/2011	(35)
Indian Rupee (Sell)	Citibank, N.A.	13,862	13,792	05/09/2011	(70)
Indonesian Rupiah (Buy)	Barclays Capital	3,505	3,290	07/27/2011	215
Indonesian Rupiah (Buy)	BNP Paribas S.A.	467	430	07/27/2011	37
Indonesian Rupiah (Buy)	Citibank, N.A.	7,222	6,788	07/27/2011	434
Indonesian Rupiah (Buy)	Citibank, N.A.	6,512	6,415	01/31/2012	97
Indonesian Rupiah (Buy)	Deutsche Bank AG London	3,495	3,333	10/31/2011	162
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	6,618	6,153	07/27/2011	465
Indonesian Rupiah (Buy)	JP Morgan Chase Bank, N.A.	3,936	3,837	07/27/2011	99
Indonesian Rupiah (Buy)	Royal Bank of Scotland plc	424	390	07/27/2011	34
Indonesian Rupiah (Buy)	Royal Bank of Scotland plc	7,380	7,032	10/31/2011	348
Japanese Yen (Buy)	Citibank, N.A.	942	928	07/14/2011	14
Japanese Yen (Buy)	JP Morgan Chase Bank, N.A.	7,498	7,258	07/14/2011	240
Japanese Yen (Buy)	UBS AG	2,937	2,814	07/14/2011	123
Japanese Yen (Sell)	Barclays Bank plc	11,465	11,112	07/14/2011	(353)
Malaysian Ringgit (Buy)	Barclays Capital	3,585	3,463	08/11/2011	122

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Malaysian Ringgit (Buy)	Citibank, N.A.	$5,134	$4,965	08/11/2011	$169
Malaysian Ringgit (Buy)	HSBC Bank USA, N.A.	1,966	1,906	08/11/2011	60
Malaysian Ringgit (Buy)	JP Morgan Chase Bank, N.A.	1,173	1,136	08/11/2011	37
Mexican Peso (Buy)	Citibank, N.A.	1,256	1,196	07/07/2011	60
Mexican Peso (Buy)	Deutsche Bank AG London	1,899	1,780	07/07/2011	119
Mexican Peso (Buy)	HSBC Bank USA, N.A.	90,653	85,867	07/07/2011	4,786
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	2,219	2,100	07/07/2011	119
Mexican Peso (Buy)	UBS AG	1,057	1,000	07/07/2011	57
Norwegian Krone (Buy)	Barclays Bank plc	2,025	1,889	05/05/2011	136
Norwegian Krone (Buy)	Royal Bank of Scotland plc	213	197	05/05/2011	16
Philippine Peso (Buy)	Barclays Capital	10,274	9,900	06/15/2011	374
Philippine Peso (Buy)	Barclays Capital	2,474	2,412	11/15/2011	62
Philippine Peso (Buy)	Citibank, N.A.	489	483	06/15/2011	6
Philippine Peso (Buy)	Citibank, N.A.	696	700	06/15/2011	(4)
Philippine Peso (Buy)	Citibank, N.A.	3,406	3,338	06/15/2011	68
Philippine Peso (Buy)	Citibank, N.A.	1,485	1,494	06/15/2011	(9)
Philippine Peso (Buy)	Citibank, N.A.	788	769	11/15/2011	19
Philippine Peso (Buy)	Citibank, N.A.	897	900	11/15/2011	(3)
Philippine Peso (Buy)	Citibank, N.A.	7,018	6,900	11/15/2011	118
Philippine Peso (Buy)	Deutsche Bank AG London	1,617	1,591	06/15/2011	26
Philippine Peso (Buy)	Deutsche Bank AG London	1,018	1,000	11/15/2011	18
Philippine Peso (Buy)	Goldman Sachs International	1,726	1,700	11/15/2011	26
Philippine Peso (Buy)	HSBC Bank USA, N.A.	761	746	06/15/2011	15
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	5,977	5,819	06/15/2011	158
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	897	900	11/15/2011	(3)
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	1,334	1,300	11/15/2011	34
Philippine Peso (Buy)	Morgan Stanley and Co. Inc.	3,477	3,473	03/15/2012	4
Russian Ruble (Buy)	Barclays Capital	2,313	2,231	07/01/2011	82
Singapore Dollar (Buy)	Barclays Bank plc	1,716	1,642	09/09/2011	74
Singapore Dollar (Buy)	Citibank, N.A.	1,156	1,100	06/09/2011	56
Singapore Dollar (Buy)	Citibank, N.A.	3,350	3,206	09/09/2011	144
Singapore Dollar (Buy)	Deutsche Bank AG London	4,864	4,568	06/09/2011	296
Singapore Dollar (Buy)	Deutsche Bank AG London	2,778	2,666	09/09/2011	112
Singapore Dollar (Buy)	Goldman Sachs International	16,159	15,376	06/09/2011	783
Singapore Dollar (Buy)	JP Morgan Chase Bank, N.A.	4,077	3,850	06/09/2011	227
Singapore Dollar (Buy)	JP Morgan Chase Bank, N.A.	5,313	5,097	09/09/2011	216
Singapore Dollar (Buy)	Royal Bank of Scotland plc	3,865	3,594	06/09/2011	271
Singapore Dollar (Buy)	Royal Bank of Scotland plc	3,758	3,601	09/09/2011	157
South African Rand (Buy)	Barclays Bank plc	4,235	4,063	07/28/2011	172
South African Rand (Buy)	Barclays Bank plc	1,362	1,200	09/13/2011	162
South African Rand (Buy)	Citibank, N.A.	209	200	07/28/2011	9
South African Rand (Buy)	HSBC Bank USA, N.A.	524	500	07/28/2011	24
South African Rand (Buy)	JP Morgan Chase Bank, N.A.	20,921	20,335	07/28/2011	586
South African Rand (Buy)	Morgan Stanley and Co. Inc.	1,678	1,633	07/28/2011	45
South African Rand (Buy)	Morgan Stanley and Co. Inc.	681	600	09/13/2011	81
South African Rand (Buy)	UBS AG	567	500	09/13/2011	67
South Korean Won (Buy)	Barclays Capital	1,299	1,243	05/09/2011	56
South Korean Won (Buy)	Citibank, N.A.	8,614	8,212	05/09/2011	402
South Korean Won (Buy)	Citibank, N.A.	4,904	4,851	08/12/2011	53
South Korean Won (Buy)	Citibank, N.A.	12,435	12,323	11/14/2011	112
South Korean Won (Buy)	Goldman Sachs International	1,417	1,353	05/09/2011	64
South Korean Won (Buy)	Goldman Sachs International	3,344	3,200	08/12/2011	144
South Korean Won (Buy)	HSBC Bank USA, N.A.	2,587	2,436	05/09/2011	151
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	37,771	35,239	05/09/2011	2,532
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	36,148	35,432	08/12/2011	716
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	19,367	19,197	11/14/2011	170
South Korean Won (Buy)	Morgan Stanley and Co. Inc.	19,371	18,500	05/09/2011	871
South Korean Won (Buy)	Morgan Stanley and Co. Inc.	464	445	08/12/2011	19
South Korean Won (Buy)	Royal Bank of Scotland plc	1,754	1,663	05/09/2011	91
South Korean Won (Buy)	Royal Bank of Scotland plc	581	562	08/12/2011	19
South Korean Won (Buy)	UBS AG	650	600	05/09/2011	50
South Korean Won (Sell)	Citibank, N.A.	17,509	17,336	05/09/2011	(173)
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	55,954	55,026	05/09/2011	(928)
Swedish Krona (Buy)	Morgan Stanley and Co. Inc.	526	497	05/05/2011	29
Swiss Franc (Buy)	Morgan Stanley and Co. Inc.	1,605	1,486	05/05/2011	119
Taiwan Dollar (Buy)	Barclays Capital	4,708	4,675	01/11/2012	33
Turkish Lira (Buy)	HSBC Bank USA, N.A.	23,346	22,731	07/27/2011	615
Turkish Lira (Buy)	JP Morgan Chase Bank, N.A.	1,505	1,500	07/27/2011	5
Turkish Lira (Buy)	JP Morgan Chase Bank, N.A.	999	1,000	07/27/2011	(1)

					$24,278

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2011

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	4.500%	06/15/2011	AUD$	4,300	$(17)
UBS AG	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	4.500	06/15/2011		56,500	(98)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.600	01/02/2012	R$	3,400	11
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.835	01/02/2012		5,900	38
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910	01/02/2013		76,100	135
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		87,400	870
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	12.800	01/02/2013		47,800	701
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.760	01/02/2012		12,700	90
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.480	01/02/2013		63,900	344
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.610	01/02/2012		3,200	11
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		95,100	1,179
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		206,100	2,167
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		900	88
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.880	01/02/2013		22,000	56
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		190,000	588
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.300	01/02/2013		91,600	767
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.830	01/02/2013		76,700	1,164
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2014		3,100	32
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		13,700	(14)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		54,200	316
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		24,100	179
Merrill Lynch Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2012		13,000	459
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		123,300	622
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		11,700	46
Royal Bank of Scotland plc	Brazil Cetip Interbank Deposit	Pay	12.080	01/02/2012		11,500	77
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.575	01/02/2012		17,500	10
UBS AG	Brazil Cetip Interbank Deposit	Pay	11.420	01/02/2012		26,000	120
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		15,400	802
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		14,800	78
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.250	01/02/2014		18,000	110
Barclays Bank plc	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		$30,800	(685)
BNP Paribas S.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		45,800	(1,754)
Citibank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		20,600	(84)
Citibank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		12,900	(631)
Credit Suisse International	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		5,200	(224)
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		27,600	(743)
HSBC Bank USA, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		20,600	—
HSBC Bank USA, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		43,800	(1,223)
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		27,500	(146)
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		2,100	(120)
Morgan Stanley Capital Services Inc.	British Bankers’ Association LIBOR USD 3-Month	Receive	2.500	06/15/2016		17,200	(339)
Morgan Stanley Capital Services Inc.	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		192,600	(5,135)
Royal Bank of Scotland plc	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		74,700	(2,336)
UBS AG	British Bankers’ Association LIBOR USD 3-Month	Receive	3.500	06/15/2021		11,800	(75)
UBS AG	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		68,400	(2,348)
Barclays Bank plc	Mexica TIIE-Banxico	Pay	7.340	01/28/2015	MEX$	435,700	1,257
Citibank, N.A.	Mexica TIIE-Banxico	Pay	7.330	01/28/2015		157,900	459
JP Morgan Chase Bank, N.A.	Mexica TIIE-Banxico	Pay	7.330	01/28/2015		105,500	307
Morgan Stanley Capital Services Inc.	Mexica TIIE-Banxico	Pay	6.500	03/05/2013		27,000	10

Interest Rate Swaps							$(2,879)

CREDIT DEFAULT SWAPS

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250%	03/20/2016	0.418%	$(172)	$(219)	€15,500	$47
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.383	(225)	(414)	27,700	189
Deutsche Bank AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	0.850	03/20/2013	0.440	53	—	$2,800	53

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	1.000%	03/20/2015	0.784%	$25	$(49)	$2,700	$74
Morgan Stanley Capital Services Inc.	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	06/20/2011	0.226	8	(3)	1,900	11
Morgan Stanley Capital Services Inc.	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	06/20/2011	0.226	14	(4)	2,000	18
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	8,009	8,307	65,200	(298)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	61	37	300	24
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	2,358	2,465	17,900	(107)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.017	840	807	6,000	33
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	767	748	5,400	19
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	222	186	1,400	36
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	152	141	1,000	11
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12, 0.037%	Sell	5.000	12/20/2014	1.812	354	309	3,100	45
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	733	804	5,900	(71)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	1,202	1,168	9,100	34
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.017	324	312	2,300	12
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	1,991	2,071	16,400	(80)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	779	410	3,100	369
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	279	259	2,300	20
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	133	133	1,000	—
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	1.882	1,189	1,163	9,800	26
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	583	572	4,400	11
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	239	249	1,800	(10)
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.355	06/20/2012	0.057	43	—	9,629	43
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.360	06/20/2012	0.057	23	—	4,815	23
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.401	06/20/2012	0.057	10	—	2,407	10
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9-V4 5Y 30-100%	Sell	0.705	12/20/2012	0.050	183	—	16,782	183
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4 5Y 30-100%	Sell	0.530	06/20/2013	0.218	65	—	3,858	65
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America Investment Grade Index Series 9-V3 5Y 15-30%	Sell	0.963	12/20/2012	0.083	99	—	6,500	99
Bank of America, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.957	19	(6)	700	25
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	56	(27)	1,900	83

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	09/20/2015	0.957%	$16	$(20)	$2,300	$36
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.026	—	(57)	8,500	57
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.957	8	(15)	1,000	23
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.056	(107)	(135)	44,500	28
Credit Suisse International	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	3	(18)	700	21
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	78	(61)	5,500	139
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	8	(14)	1,500	22
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	6	(35)	1,300	41
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.957	23	(25)	3,300	48
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.442	(306)	(298)	9,000	(8)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.442	(372)	(343)	11,000	(29)
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	40	(125)	11,400	165
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.957	24	(28)	3,300	52
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	7	(16)	1,600	23
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.957	19	(5)	700	24
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.708	(62)	(138)	3,400	76
Morgan Stanley Capital Services Inc.	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.708	21	(21)	600	42
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(27)	(42)	2,100	15
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.708	(12)	(20)	600	8
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2015	0.643	(71)	(133)	5,000	62
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	0.708	(70)	(134)	3,300	64
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.640	12/20/2012	0.457	31	—	5,600	31
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.248	16	(91)	2,000	107
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.248	15	(94)	2,000	109
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	3.850	03/20/2014	0.661	822	—	9,000	822
Deutsche Bank AG	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.500	09/20/2011	0.250	7	—	1,100	7
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	4.900	12/20/2013	0.631	220	—	1,900	220
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2016	1.000	6	(31)	500	37
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	09/20/2011	0.248	48	117	2,500	(69)
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	09/20/2011	0.248	19	(77)	5,000	96
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	06/20/2016	1.041	7	(6)	1,500	13
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.760	51	33	3,800	18

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000%	03/20/2016	0.760%	$328	$317	$28,500	$11
HSBC Bank USA, N.A.	JPMorgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2011	0.170	16	19	4,400	(3)
Citibank, N.A.	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	2.341	(739)	(831)	12,000	92
Citibank, N.A.	MetLife Inc. 5.000% due 06/15/2015	Sell	1.000	06/20/2011	0.197	19	(26)	2,000	45
JP Morgan Chase Bank, N.A.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.955	1	—	300	1
Barclays Bank plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.662	19	10	900	9
BNP Paribas S.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.662	11	6	500	5
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.565	46	45	2,600	1
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.565	149	141	7,900	8
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	1.128	17	(29)	1,200	46
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	1.431	(75)	(156)	4,000	81
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2016	1.458	(89)	(145)	5,600	56
Royal Bank of Scotland plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	1.431	(214)	(593)	15,600	379
Societe Generale Paris	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2016	1.431	(295)	(561)	15,000	266
Citibank, N.A.	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	2.341	1	(14)	500	15
Deutsche Bank AG	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	0.363	(5)	(15)	500	10
HSBC Bank USA, N.A.	Republic of Kazakhstan 0.037%	Sell	1.000	03/20/2016	0.363	18	(12)	400	30
JP Morgan Chase Bank, N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	0.730	01/20/2012	0.316	9	—	3,000	9
Morgan Stanley Capital Services Inc.	Republic of Panama 8.875% due 09/30/2027	Sell	0.750	01/20/2012	0.316	4	—	1,000	4
Citibank, N.A.	State of Illinois 5.000% due 06/01/2029	Sell	2.420	03/20/2021	1.979	89	—	2,500	89
BNP Paribas S.A.	UBS AG 1.372% due 04/18/2012	Sell	0.760	03/20/2013	0.398	143	—	20,470	143
Credit Suisse International	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.550	58	42	2,200	16
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.417	43	12	1,700	31
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.550	15	12	600	3
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.442	58	13	2,700	45
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.442	124	24	5,800	100
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.464	476	272	21,900	204
Morgan Stanley Capital Services Inc.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.417	15	5	600	10

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000%	12/20/2015	0.524%	$126	$138	$5,800	$(12)
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.891	12	(20)	1,600	32
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.979	67	26	52,400	41
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.952	36	(109)	14,800	145
HSBC Bank USA, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.952	48	(154)	20,800	202
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.891	8	(8)	600	16

Credit Default Swaps									$5,427

Total Swaps									$2,548

WRITTEN OPTIONS OPEN AT APRIL 30, 2011

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(5,100,000)	215.95	Y	03/10/2020	$(25)
Inflation-Linked Swap Option (Put)	(14,100,000)	215.95	Y	03/12/2020	(63)
Inflation-Linked Swap Option (Put)	(33,900,000)	216.69	Y	04/07/2020	(156)
Inflation-Linked Swap Option (Put)	(15,100,000)	217.97	Y	09/29/2020	(75)
Inflation-Linked Swap Option (Put)	(15,600,000)	218.01	Y	10/13/2020	(84)
Credit Default Option 5 year (Call)	(12,000,000)	0.80%		09/21/2011	(36)
Credit Default Option 5 year (Put)	(12,000,000)	1.20		09/21/2011	(11)
Credit Default Option 5 year (Put)	(2,000,000)	1.20		09/21/2011	(2)
Forward Volatility Swaption 1 year (Call)	(48,300,000)	0.51		10/11/2011	(388	) [z]
Forward Volatility Swaption 1 year (Call)	(238,400,000)	1.11		10/11/2011	(4,093)
Forward Volatility Swaption 1 year (Call)	(129,900,000)	1.09		11/14/2011	(2,228)
Interest Rate Swap Option 1 year (Put)	(210,200,000)	2.00		04/30/2012	(266)
Interest Rate Swap Option 1 year (Put)	(133,700,000)	1.75		11/19/2012	(689)
Interest Rate Swap Option 2 year (Put)	(407,400,000)	2.25		09/24/2012	(3,553)
Interest Rate Swap Option 2 year (Put)	(130,000,000)	2.25		09/24/2012	(1,134)
Interest Rate Swap Option 2 year (Put)	(19,800,000)	2.25		09/24/2012	(173)
Interest Rate Swap Option 3 year (Put)	(75,400,000)	2.75		06/18/2012	(641)
Interest Rate Swap Option 3 year (Put)	(71,600,000)	2.75		06/18/2012	(609)
Interest Rate Swap Option 3 year (Put)	(191,400,000)	3.00		06/18/2012	(1,270)
Interest Rate Swap Option 3 year (Put)	(164,600,000)	3.00		06/18/2012	(1,092)
Interest Rate Swap Option 3 year (Put)	(103,700,000)	3.00		06/18/2012	(688)
Interest Rate Swap Option 3 year (Put)	(77,800,000)	3.00		06/18/2012	(516)
Interest Rate Swap Option 3 year (Put)	(51,500,000)	3.00		06/18/2012	(342)
Interest Rate Swap Option 5 year (Put)	(63,400,000)	3.25		07/16/2012	(1,270)
Interest Rate Swap Option 5 year (Put)	(21,100,000)	3.25		07/16/2012	(423)
Interest Rate Swap Option 10 year (Put)	(42,100,000)	4.00		06/13/2011	(17)
Interest Rate Swap Option 10 year (Put)	(24,000,000)	4.00		06/13/2011	(10)
Interest Rate Swap Option 10 year (Put)	(11,300,000)	4.00		06/13/2011	(4)
Interest Rate Swap Option 10 year (Put)	(35,100,000)	10.00		07/10/2012	(1)
Eurodollar Futures Option–CME (Put)	(1,546)	$99.38		09/19/2011	(106)
Eurodollar Futures Option–CME (Put)	(1,022)	99.00		03/19/2012	(268)
U.S. Treasury Notes-10 year Future (Call)	(77)	121.00		05/20/2011	(55)
U.S. Treasury Notes-10 year Future (Call)	(523)	122.00		05/20/2011	(155)
U.S. Treasury Notes-10 year Future (Call)	(108)	121.00		06/24/2011	(57)
U.S. Treasury Notes-10 year Future (Put)	(390)	117.00		05/20/2011	(6)
U.S. Treasury Notes-10 year Future (Put)	(209)	118.00		05/20/2011	(10)
U.S. Treasury Notes-10 year Future (Put)	(108)	117.00		06/24/2011	(30)

Written options outstanding, at value (premiums received of $23,173)					$(20,546)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2011

Par Value (000s)	Security	Value (000s)
$(46,000)	Federal National Mortgage Association TBA	$(48,792)
(28,300)	U.S. Treasury Notes	(28,055)

	Fixed Income Investments Sold Short, at value (proceeds $76,610)	$(76,847)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$101,332	$—	$101,332
Bank Loan Obligations	—	21,970	—	21,970
Collateralized Mortgage Obligations	—	356,600	—	356,600
Common Stocks	111	—	—	111
Convertible Bonds	—	39,010	—	39,010
Convertible Preferred Stocks	1,090	—	—	1,090
Corporate Bond & Notes	—	2,297,684	63,239	2,360,923
Foreign Government Obligations	—	380,596	—	380,596
Mortgage Pass-Through	—	2,382,257	2,376	2,384,633
Municipal Bonds	—	285,186	—	285,186
Preferred Stocks	—	18,642	—	18,642
Purchased Options	—	414	—	414
Rights/Warrants	95	—	—	95
U.S. Government Obligations	—	101,155	—	101,155
Short-Term Investments
Certificates of Deposit	—	134,339	—	134,339
Commercial Paper	—	763,244	—	763,244
Repurchase Agreements	—	508,100	—	508,100
U.S. Government Agencies	—	244,957	—	244,957
U.S. Treasury Bills	—	1,104,021	—	1,104,021

Total Investments in Securities	$1,296	$8,739,507	$65,615	$8,806,418

Investments in Other Financial Instruments
Forward Currency Contracts	—	24,278	—	24,278
Futures Contracts	19,234	—	—	19,234
Investment Sold Short	—	(76,847)	—	(76,847)
Options-Written	(687)	(19,471)	(388)	(20,546)
Swap Agreements	—	2,548	—	2,548

Total Investments in Other Financial Instruments	$18,547	$(69,492)	$(388)	$(51,333)

Total Investments	$19,843	$8,670,015	$65,227	$8,755,085

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)[w]
Corporate Bonds & Notes	$748	$62,500	$—	$—	$(9)	$—	$—	$63,239
Mortgage Pass-Through	2,482	—	(87)	(1)	(1)	(17)	—	2,376
Options-Written	—	—	—	—	—	(107)	(281)[g]	(388)

Total	$3,230	$62,500	$(87)	$(1)	$(10)	$(124)	$(281)	$65,227

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2011.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2011, these securities were valued at $1,229,435 or 17% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

4	Perpetuity bond. The maturity date represents the next callable date.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	MTN after the name of a security stands for Medium Term Note.

7	Zero coupon bond.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2011. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	At April 30, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $164,319 or 2% of net assets.

10	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

g	Transferred from Level 2 to Level 3 due to lack of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2011
Corporate Bonds & Notes	$(62)
Mortgage Pass-Through	(41)
Options-Written	(142)

$(245)

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

SGD	Singapore Dollar.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the six months ended April 30, 2011. The Federal Reserve reaffirmed plans to buy $600 billion of U.S. Treasury securities through June 2011 and keep the federal funds rate near zero for “an extended period.” On the fiscal policy front, the Obama administration and Congress reached a significant compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits, and a tax credit for business capital expenditures. While yields rose in most developed sovereign bond markets, yield increases tended to be greater in the U.S., reflecting higher volatility in light of more-aggressive monetary and fiscal stimulus. The benchmark 10-year Treasury yield ended April 30, 2011 at 3.29%, an increase of 69 basis points from the start of the fiscal half-year. The Treasury yield curve steepened as the Federal Reserve kept short-term yields anchored at low levels.

Bonds offering extra income, or spread, to cushion returns against rising rates generally fared the best over the last six months. Corporate bonds, particularly high-yield credits, outpaced Treasurys amid improving U.S. and global growth prospects. Compared to like-duration Treasurys, investment-grade and non-investment-grade banks, finance companies, and life insurers were among the best-performing corporate sectors, benefiting from expectations of faster economic growth and stronger balance sheets. Agency mortgage-backed securities also outperformed Treasurys on a like-duration basis. Within the mortgage sector, higher coupons outperformed lower coupons due to supply constraints and stronger investor demand. Non-government-agency mortgages outpaced Treasurys as well, supported by limited supply and investor demand for higher-yielding assets. Despite turmoil in the Middle East, emerging market external bonds generally outperformed Treasurys, on signs of economic growth. Locally-issued emerging market bonds also benefited from currency appreciation versus the U.S. dollar.

Treasury Inflation-Protected Securities (TIPS), as measured by the Barclays Capital U.S. TIPS Index, returned 1.28% for the fiscal half-year. Shorter-maturity TIPS gained as the unstable situation in the Middle East and the decline of the U.S. dollar pushed commodity prices up, particularly oil, resulting in investor demand for TIPS. Positive inflation accruals also contributed to the demand for TIPS. Finally, breakeven inflation levels (i.e. the difference between nominal and real yields) widened, with the breakevens for 5-year and 10-year notes increasing by 105 and 42 basis points, respectively. (One basis point represents one-hundredth of a percentage point.)

PERFORMANCE

The Harbor Real Return Fund returned 0.85% (Institutional Class) and 0.72% (Administrative Class) for the six months ended April 30, 2011. The Fund underperformed the 1.28% return of its Barclays Capital U.S. TIPS Index benchmark.

The following strategies helped Fund performance:

•	An overweighted exposure to bonds of banks, finance companies, and life insurers, which gained amid indications of improving balance sheets.

•	An emerging markets emphasis, especially to emerging market corporate bonds; exposure to select emerging market currencies also helped.

•	A modest exposure to commercial mortgage-backed securities, as these spreads tightened.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	83.4%
SLM Student Loan Trust	2.0%
Dexia Credit Local	1.8%
Federal National Mortgage Association	1.3%
HBOS plc	1.3%
Merrill Lynch & Co. Inc.	1.3%
Federal Home Loan Mortgage Corp.	1.2%
Arran Residential Mortgages Funding plc	1.0%
Wachovia Corp.	1.0%
Instituto de Crédito Oficial	0.9%

The following strategies were negative or neutral for Fund returns:

•	An overweight total index duration, as U.S. interest rates rose.

•	An emphasis on nominal duration versus real duration, as breakeven inflation levels widened.

•	A focus on shorter maturities, implemented via money market futures, as shorter-dated contracts decreased in price.

OUTLOOK AND STRATEGY

We expect the U.S. economy to grow between 3% and 3.5% over the rest of calendar 2011, bolstered by last year’s fiscal stimulus package and the Federal Reserve’s quantitative easing program. Europe and the U.K. will expand more slowly, in our view, owing to their more austere fiscal policies. Japan’s economy is likely to contract in the aftermath of the earthquake and tsunami, which will be a drag on global growth. However, Japan should rebound later this year amid massive reconstruction spending. Emerging economies should continue their relatively rapid growth and move closer over the secular horizon toward closing wealth and income gaps with the developed world.

With respect to portfolio strategy, we plan to:

•	Broaden sources of return and reduce overall risk exposures in light of market uncertainties.

•	Seek to balance the dual goals of capturing incremental real return potential while limiting U.S. interest rate risk.

•	Plan to underweight U.S. TIPS, given low real yields.

•	Target exposure to countries with strong growth prospects, strong balance sheets, and potentially higher real yields.

•	Seek to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure as a source of attractive yield.

•	Target conservative credit risk in the corporate sector; look to retain exposure to financial credits, which we believe are attractively valued.

•	Seek to hold, albeit at reduced levels, corporate and quasi-sovereign bonds in high-quality emerging market countries; look to take exposure to relatively high local rates in Brazil.

•	Plan to take long positions in relatively high-yielding, high-quality emerging market currencies as well as commodity-based, fiscally-sound currencies such as Australia and Canada.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.58%[a,b]

Total Net Assets (000s)	$357,832

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.83%[a,b]

Total Net Assets (000s)	$1,546

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.18%		1.96%

Yield to Maturity	3.35%		2.76%

Current 30-Day Yield (Institutional Class)	3.85%		N/A

Weighted Average Maturity	7.83 years		8.99 years

Weighted Average Duration	3.49 years		4.04 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2011)	105%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	12.44%

>1 to 5	40.42%

>5 to 10	16.75%

>10 to 15	11.85%

>15 to 20	17.85%

>20 to 25	0.92%

>25 yrs.	–0.23%

a	Annualized.

b	Reflective of a contractual expense cap effective through February 29, 2012.

c	Unannualized.

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Real Return Fund
Institutional Class	0.85%	8.42%	7.06%	6.29%	12/01/2005	$13,911
Comparative Index
Barclays Capital U.S. TIPS	1.28%	8.06%	6.79%	6.04%	—	$13,733

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Real Return Fund
Administrative Class	0.72%	8.15%	6.78%	6.02%	12/01/2005	$13,719
Comparative Index
Barclays Capital U.S. TIPS	1.28%	8.06%	6.79%	6.04%	—	$13,733

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Net) and 0.64% (Gross) (Institutional Class); and 0.85% (Net) and 0.89% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/29/2012. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -21.1%)

ASSET-BACKED SECURITIES—3.9%
Principal Amount (000s)			Value (000s)

		Ally Auto Receivables Trust
		Series 2009-A Cl. A2
	$90	1.320%—03/15/2012[1]	$90
		American Money Management Corporation
		Series 2005-5A Cl. A1A
	299	0.544%—08/08/2017[1,2]	287
		Ares CLO Funds
		Series 2006-6RA Cl. A1B
	495	0.537%—03/12/2018[1,2]	475
		First Franklin Mortgage Loan Asset Backed Certificates
		Series 2006-FF15 Cl. A3
	41	0.263%—11/25/2036[2]	41
		Ford Auto Securitization Trust
		Series 2010-R3A Cl. A1
CAD$	1,433	1.926%—06/15/2013[1]	1,518
		Globaldrive BV
		Series 2009-A Cl. A
	€435	3.000%—07/20/2015	646
		Harvest CLO SA
		Series IX Cl. A1
	302	2.003%—03/29/2017[2]	427
		Hillmark Funding
		Series 2006-1A Cl. A1
	$1,600	0.563%—05/21/2021[1,2]	1,499
		Park Place Securities Inc.
		Series 2004-WWF1 Cl. M2
	528	0.893%—12/25/2034[2]	500
		Race Point CLO
		Series 2A Cl. A1
	1,026	0.863%—05/15/2015[1,2]	1,012
		Saxon Asset Securities Trust
		Series 2003-1 Cl. AF7
	186	4.034%—06/25/2033[3]	173
		SLM Student Loan Trust
		Series 2003-2 Cl. A5
	€2,941	1.433%—12/15/2023[2]	4,332
		Series 2002-7X Cl. A5
	1,708	1.443%—09/15/2021[2]	2,431
		Series 2010-B Cl. A1
	$331	2.139%—08/15/2016[1,2]	331

			7,094

		Wood Street CLO BV
		Series II-A Cl. A1
	€246	1.763%—03/29/2021[1,2]	336	[z]

	TOTAL ASSET-BACKED SECURITIES (Cost $13,347)		14,098

BANK LOAN OBLIGATIONS—0.5%
Principal Amount (000s)		Value (000s)

	Intelsat Jackson Holdings SA Term Loan
$700	5.250%—04/02/2018[2]	$707
	International Lease Finance Corporation Term Loan
1,000	6.750%—03/17/2015[2]	1,006

TOTAL BANK LOAN OBLIGATIONS (Cost $1,681)		1,713

COLLATERALIZED MORTGAGE OBLIGATIONS—3.5%
	Arran Residential Mortgages Funding plc
	Series 2011-1A Cl. A1B
€1,700	2.624%—11/19/2047[1,2]	2,519
	Series 2011-1A Cl. A1B
700	2.874%—11/19/2047[1,2]	1,037

		3,556

	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
$1,472	1.969%—11/15/2015[1,2]	1,407
	BCRR Trust
	Series 2010-LEAF Cl. 34A
1,532	4.230%—12/22/2028[1]	1,534
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
11	2.340%—08/25/2035[2]	10
	Series 2005-5 Cl. A2
18	2.400%—08/25/2035[2]	18
	Series 2005-2 Cl. A1
18	2.710%—03/25/2035[2]	17
	Series 2005-2 Cl. A2
6	2.731%—03/25/2035[2]	5

		50

	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
624	1.013%—08/25/2035[1,2]	484
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
133	3.053%—04/20/2035[4]	127
	Granite Master Issuer plc
	Series 2006-3 Cl. A3
218	0.253%—12/20/2054[2]	208
	Holmes Master Issuer plc
	Series 2011-1A Cl. A3
€1,700	2.339%—10/15/2054[1,2]	2,521
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
$607	5.183%—06/25/2035[4]	613
	Permanent Master Issuer plc
	Series 2011-1A Cl. 1A3
€200	2.617%—07/15/2042[1,2]	296
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
$1,567	2.411%—07/26/2045[1,4]	1,529
	Residential Accredit Loans Inc.
	Series 2006-QO6 Cl. A1
166	0.393%—06/25/2046[2]	67
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
112	0.613%—01/25/2046[2]	51

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Structured Asset Mortgage Investments Inc.
	Series 2006-AR5 Cl. 1A1
$101	0.423%—05/25/2046[2]	$57
	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-AR9 Cl. 2A
74	2.780%—09/25/2033[2]	74

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,374)		12,574

CORPORATE BONDS & NOTES—23.9%
	ABN Amro Bank NV
$1,500	2.043%—01/30/2014[1,2]	1,534
	Ally Financial Inc.
600	3.512%—02/11/2014[2]	606
2,100	8.300%—02/12/2015	2,368

		2,974

	American Express Bank FSB
500	0.341%—05/29/2012[2]	499
600	0.377%—06/12/2012[2]	598

		1,097

	American International Group Inc.
900	6.400%—12/15/2020	986
	Banco Santander Brasil SA
500	4.250%—01/14/2016[1]	502
	Banco Santander Brazil SA MTN[5]
2,400	2.409%—03/18/2014[1]	2,413
	Banco Santander Chile	400
400	1.524%—04/20/2012[1,2]
	Bank of America Corp. MTN[5]
£600	0.908%—06/11/2012[2]	994
	BBVA Bancomer SA
$800	6.500%—03/10/2021[1]	821
	Citigroup Inc.
600	0.591%—11/05/2014[2]	585
800	2.312%—08/13/2013[2]	823
700	6.125%—05/15/2018	774

		2,182

	Citigroup Inc. MTN[5]
€100	7.375%—06/16/2014	163
	Commonwealth Bank of Australia
$3,000	0.589%—09/17/2014[1,2]	3,005
	Danske Bank A/S
1,700	1.331%—04/14/2014[1,2]	1,702
	DCP Midstream Operating LP
700	3.250%—10/01/2015	699
	Dexia Credit Local
6,500	0.710%—03/05/2013[1,2]	6,477
	DISH DBS Corp.
1,000	6.375%—10/01/2011	1,018
	EOG Resources Inc.
1,100	1.023%—02/03/2014[2]	1,111
	FCE Bank plc MTN[5]
€1,800	7.125%—01/16/2012	2,757
	Ford Motor Credit Co. LLC
$100	7.800%—06/01/2012	106

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		GATX Financial Corp.
	$1,000	5.800%—03/01/2016	$1,110
		Goldman Sachs Group Inc. MTN[5]
	€1,000	1.711%—01/30/2017[2]	1,384
		HBOS plc MTN[5]
	$5,000	0.510%—05/21/2018[1]	4,417
	300	6.750%—05/21/2018[1]	303

			4,720

		HCA Inc.
	900	7.250%—09/15/2020	972
		ICICI Bank Ltd. MTN[5]
	500	2.063%—02/24/2014[1,2]	499	[z]
		ING Bank NV
	1,800	1.596%—10/18/2013[1,2]	1,815
		International Lease Finance Corporation
	200	6.500%—09/01/2014[1]	213
	100	6.750%—09/01/2016[1]	107
	300	7.125%—09/01/2018[1]	324

			644

		JP Morgan Chase & Co. MTN[5]
	€1,400	1.694%—10/12/2015[2]	1,951
		LeasePlan Corporation NV
	$200	3.000%—05/07/2012[1]	205
		Lehman Brothers Holdings Inc. MTN[5]
	100	6.875%—05/02/2018*	27
		Merrill Lynch & Co. Inc. MTN[5]
	1,500	0.540%—06/05/2012[2]	1,495
	€2,300	1.388%—05/30/2014[2]	3,301

			4,796

		MetLife Institutional Funding II
	$2,900	1.201%—04/04/2014[1,2]	2,904
		Metropolitan Life Global Funding I
	200	1.434%—09/17/2012[1,2]	202
		Metropolitan Life Global Funding I MTN[5]
	100	5.125%—04/10/2013[1]	107
		Morgan Stanley
	900	1.874%—01/24/2014[2]	913
	1,500	2.812%—05/14/2013[2]	1,547

			2,460

		Morgan Stanley MTN[5]
	€$200	1.422%—03/01/2013[2]	293
		National Australia Bank Ltd.
	$2,500	1.010%—04/11/2014[1,2]	2,544
		New South Wales Treasury Corporation
AUD$	400	2.750%—11/20/2025[6]	467
		New York Life Global Funding
	$200	4.650%—05/09/2013[1]	214
		Nordea Eiendomskreditt AS
	3,100	0.714%—04/07/2014[1,2]	3,105
		Petrobras International Finance Company
	500	3.875%—01/27/2016	509
		Pricoa Global Funding I MTN[5]
	500	0.373%—01/30/2012[1,2]	498
		Royal Bank of Scotland plc
	600	2.733%—08/23/2013[2]	619
	300	3.000%—12/09/2011[1]	305
	700	4.875%—03/16/2015	740

			1,664

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		SLM Corporation MTN[5]
	$740	4.358%—05/03/2019[4,6]	$637
	1,200	5.125%—08/27/2012	1,243

			1,880

		Societe Generale
	1,700	1.326%—04/11/2014[1,2]	1,702
		SSIF Nevada LP
	2,500	0.981%—04/14/2014[1,2]	2,498	Z
		Starwood Hotels & Resorts Worldwide Inc.
	1,000	6.250%—02/15/2013	1,073
		Stone Street Trust
	2,400	5.902%—12/15/2015[1]	2,518
		Transocean Inc.
	700	4.950%—11/15/2015	750
		Turkiye Garanti Bankasi AS
	200	2.774%—04/20/2016[1,2]	202
		UBS AG MTN[5]
	1,700	1.413%—02/23/2012[2]	1,713
		Volkswagen International Finance NV
	2,800	0.757%—10/01/2012[1,2]	2,809
		Wachovia Corp.
AUD$	3,200	5.143%—05/25/2012[2]	3,475
		Westpac Banking Corporation MTN[5]
	$3,300	1.037%—03/31/2014[1,2]	3,311

	TOTAL CORPORATE BONDS & NOTES (Cost $83,289)		85,962

FOREIGN GOVERNMENT OBLIGATIONS—3.4%
		Australia Government Bond
AUD$	2,600	3.000%—09/20/2025[6]	3,151
		Canada Housing Trust No 1
CAD$	2,700	2.450%—12/15/2015[1]	2,822
		Credit Agricole Home Loan SFH
	$800	1.024%—07/21/2014[1,2]	803
		Instituto de Crédito Oficial MTN[5]
	€2,300	2.941%—03/25/2014[1,2]	3,384
		Italy Buoni Poliennali Del Tesoro
	505	2.100%—09/15/2016[6]	759
	818	2.100%—09/15/2021[6]	1,160

			1,919

		Petroleos Mexicanos
	$200	5.500%—01/21/2021	206

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $11,176)		12,285

MORTGAGE PASS-THROUGH—2.5%
		Federal Home Loan Mortgage Corp. REMIC[7]
	4,319	0.819%—12/15/2037[2]	4,362
		Federal National Mortgage Association REMIC[7]
	1,155	0.563%—07/25/2037[2]	1,159
	1,102	0.593%—07/25/2037[2]	1,107
	785	0.653%—05/25/2036[2]	791
	1,424	0.893%—02/25/2041[2]	1,441

			4,498

	TOTAL MORTGAGE PASS-THROUGH (Cost $8,754)		8,860

PURCHASED OPTIONS—0.0%
(Cost $66)
No. of Contracts (000s)		Value (000s)

	Interest Rate Swap Option 1 year
21,100	1.250%—04/30/2012	$83

U.S. GOVERNMENT OBLIGATIONS—83.4%
Principal Amount (000s)

	U.S. Treasury Inflation Indexed Bonds[6]
$20,147	0.125%—04/15/2016	20,804
2,042	0.500%—04/15/2015	2,160
5,339	0.625%—04/15/2013	5,618
910	1.125%—01/15/2021	945
11,083	1.250%—04/15/2014[8]	11,984
304	1.250%—07/15/2020	322
1,433	1.375%—01/15/2020	1,536
15,265	1.625%—01/15/2015-01/15/2018	16,814
32	1.750%—01/15/2028	33
28,076	1.875%—07/15/2013-07/15/2015	31,083
12,021	1.875%—07/15/2019[8]	13,462
30,123	2.000%—04/15/2012-01/15/2026	32,932
7,923	2.000%—01/15/2016[8]	8,917
6,802	2.125%—01/15/2019	7,739
13,584	2.375%—01/15/2017-01/15/2027	15,526
18,171	2.375%—01/15/2025[8]	20,864
18,657	2.500%—07/15/2016-01/15/2029	21,715
11,851	2.625%—07/15/2017	13,880
21,103	3.000%—07/15/2012	22,584
17,322	3.375%—01/15/2012-04/15/2032	18,819
6,977	3.625%—04/15/2028	9,226
16,580	3.875%—04/15/2029	22,757

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $289,551)		299,720

SHORT-TERM INVESTMENTS—3.4%
CERTIFICATES OF DEPOSIT—2.4%
	Banco Bradesco SA
1,600	1.000%—06/27/2011	1,594
	Banco do Brasil SA
700	1.000%—11/15/2011	695
	Itaú Unibanco SA
6,300	0.010%—07/07/2011-03/02/2012	6,247

		8,536

REPURCHASE AGREEMENTS—0.7%
700	Repurchase Agreement with Barclay’s Capital dated April 29, 2011 due May 02, 2011 at 0.030% collateralized by U.S. Treasury Notes (market value $712)	700
1,825	Repurchase Agreement with State Street Corporation dated April 29, 2011 due May 02, 2011 at 0.010% collateralized by Federal National Mortgage Association (market value $1,864)	1,825

		2,525

U.S. TREASURY BILLS—0.3%
	U.S. Treasury Bills
310	0.010%—08/04/2011	310

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

$900	0.010%—09/15/2011[8]	$900

		1,210

TOTAL SHORT-TERM INVESTMENTS (Cost $12,271)		12,271

TOTAL INVESTMENTS—124.5% (Cost $432,509)		447,566
CASH AND OTHER ASSETS, LESS LIABILITIES—(24.5)%		(88,188)

TOTAL NET ASSETS—100.0%		$359,378

FUTURES CONTRACTS OPEN AT APRIL 30, 2011

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	67	$16,750	09/2011	$33
Eurodollar Futures-CME 90 day (Buy)	29	7,250	12/2011	8
Eurodollar Futures-CME 90 day (Buy)	101	25,250	03/2012	37
Eurodollar Futures-CME 90 day (Buy)	20	5,000	06/2012	5

				$83

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2011

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Royal Bank of Scotland plc	$3,470	$3,425	05/31/2011	$(45)
Brazilian Real (Buy)	Citibank, N.A.	1,476	1,373	06/02/2011	103
Brazilian Real (Buy)	UBS AG	1,462	1,439	08/02/2011	23
Brazilian Real (Sell)	UBS AG	1,475	1,457	06/02/2011	(18)
British Pound Sterling (Sell)	Citibank, N.A.	503	483	06/13/2011	(20)
British Pound Sterling (Sell)	Credit Suisse London	502	483	06/13/2011	(19)
Canadian Dollar (Buy)	BNP Paribas S.A.	697	684	06/20/2011	13
Canadian Dollar (Sell)	BNP Paribas S.A.	2,343	2,271	06/20/2011	(72)
Canadian Dollar (Sell)	Credit Suisse London	2	2	06/20/2011	—
Chinese Yuan (Buy)	Barclays Capital	35	35	11/15/2011	—
Chinese Yuan (Buy)	Citibank, N.A.	213	210	11/15/2011	3
Chinese Yuan (Buy)	Credit Suisse London	976	958	02/13/2012	18
Chinese Yuan (Buy)	JP Morgan Chase Bank, N.A.	133	132	11/15/2011	1
Euro Currency (Sell)	Barclays Bank plc	17,774	17,348	06/23/2011	(426)
Euro Currency (Sell)	BNP Paribas S.A.	274	263	06/23/2011	(11)
Euro Currency (Sell)	Royal Bank of Canada	17,772	17,344	06/23/2011	(428)
Indian Rupee (Buy)	Barclays Capital	320	320	08/12/2011	—
Indian Rupee (Buy)	Citibank, N.A.	2,585	2,492	08/12/2011	93
Indian Rupee (Buy)	Credit Suisse London	350	338	08/12/2011	12
Indian Rupee (Buy)	HSBC Bank USA, N.A.	99	99	08/12/2011	—
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	100	100	05/09/2011	—
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	302	300	08/12/2011	2
Indian Rupee (Sell)	HSBC Bank USA, N.A.	100	100	05/09/2011	—
Indonesian Rupiah (Buy)	Citibank, N.A.	560	535	10/31/2011	25
Indonesian Rupiah (Buy)	Citibank, N.A.	199	196	01/31/2012	3
Indonesian Rupiah (Buy)	Goldman Sachs International	251	240	10/31/2011	11
Japanese Yen(Sell)	JP Morgan Chase Bank, N.A.	1,093	1,058	07/14/2011	(35)
Malaysian Ringgit (Buy)	Barclays Capital	440	425	08/11/2011	15
Malaysian Ringgit (Buy)	Citibank, N.A.	113	109	05/11/2011	4
Malaysian Ringgit (Buy)	Citibank, N.A.	432	418	08/11/2011	14
Malaysian Ringgit (Buy)	Citibank, N.A.	111	112	11/10/2011	(1)
Malaysian Ringgit (Buy)	HSBC Bank USA, N.A.	127	123	08/11/2011	4
Malaysian Ringgit (Buy)	JP Morgan Chase Bank, N.A.	67	65	08/11/2011	2
Malaysian Ringgit (Sell)	Citibank, N.A.	113	113	05/11/2011	—

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Mexican Peso (Buy)	Citibank, N.A.	$509	$500	07/07/2011	$9
Mexican Peso (Buy)	HSBC Bank USA, N.A.	891	860	07/07/2011	31
Mexican Peso (Buy)	Morgan Stanley and Co. Inc.	470	450	07/07/2011	20
Philippine Peso (Buy)	Barclays Capital	692	675	11/15/2011	17
Philippine Peso (Buy)	Citibank, N.A.	684	668	06/15/2011	16
Philippine Peso (Buy)	Citibank, N.A.	219	214	11/15/2011	5
Philippine Peso (Buy)	Credit Suisse London	379	370	06/15/2011	9
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	65	64	06/15/2011	1
Singapore Dollar (Buy)	Barclays Bank plc	211	202	09/09/2011	9
Singapore Dollar (Buy)	Citibank, N.A.	205	200	06/09/2011	5
Singapore Dollar (Buy)	Citibank, N.A.	163	156	09/09/2011	7
Singapore Dollar (Buy)	Citibank, N.A.	206	200	12/09/2011	6
Singapore Dollar (Buy)	Goldman Sachs International	843	805	06/09/2011	38
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	206	200	05/09/2011	6
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	305	300	06/09/2011	5
Singapore Dollar (Buy)	JP Morgan Chase Bank, N.A.	82	78	09/09/2011	4
Singapore Dollar (Buy)	Royal Bank of Scotland plc	82	78	09/09/2011	4
Singapore Dollar (Sell)	Citibank, N.A.	206	200	05/09/2011	(6)
South Korean Won (Buy)	Barclays Capital	587	559	05/09/2011	28
South Korean Won (Buy)	Citibank, N.A.	971	922	05/09/2011	49
South Korean Won (Buy)	Credit Suisse London	316	300	05/09/2011	16
South Korean Won (Buy)	Goldman Sachs International	33	31	05/09/2011	2
South Korean Won (Buy)	HSBC Bank USA, N.A.	77	74	05/09/2011	3
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	1,659	1,540	05/09/2011	119
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	3,774	3,708	08/12/2011	66
South Korean Won (Buy)	Morgan Stanley and Co. Inc.	203	200	08/12/2011	3
South Korean Won (Buy)	Royal Bank of Scotland plc	155	147	05/09/2011	8
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	3,798	3,730	05/09/2011	(68)

					$(317)

SWAP AGREEMENTS OPEN AT APRIL 30, 2011

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.680%	01/02/2012	R$	1,000	$(5)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		1,000	9
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		2,100	20
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,100	35
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		500	49
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		7,600	21
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	11.250	01/02/2012		1,000	(3)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		2,100	12
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	10.115	01/02/2012		100	(3)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.290	01/02/2012		2,500	(6)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		6,000	96
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		2,700	15
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		400	22
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		1,100	6
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		1,100	12
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Receive	4.250	06/15/2041		$800	(39)
JP Morgan Chase Bank, N.A.	French Consumer Price Index Ex Tobacco Index	Pay	2.261	07/14/2011		€400	22

Interest Rate Swaps							$263

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	ING Verzekeringen NV Senior Bond 4.000% due 09/18/2013	Sell	1.400%	06/20/2011	0.941%	$2	$1	€500	$1
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15, 0.037%	Sell	5.000	06/20/2016	2.017	102	95	$700	7
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	27	26	200	1
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	55	60	400	(5)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	288	294	2,100	(6)
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	1.937	110	113	800	(3)
BNP Paribas S.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.754	60	5	5,000	55
Citibank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.754	4	1	300	3
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.754	66	18	5,500	48
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 16 5Y-0.037%	Sell	1.000	06/20/2016	0.878	26	8	3,700	18
JP Morgan Chase Bank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.754	40	3	3,000	37
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	2	(10)	500	12
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.915	2	(5)	500	7
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.442	(23)	(23)	700	—
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(17)	(18)	900	1
Citibank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.604	(4)	(7)	300	3
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.604	(6)	(14)	400	8
JP Morgan Chase Bank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.604	(7)	(18)	500	11
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.678	(8)	(8)	400	—
Citibank, N.A.	GATX Corporation 5.800% due 03/01/2016	Buy	1.070	03/20/2016	1.536	20	—	1,000	20
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.793	19	(1)	1,700	20
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.723	15	25	1,100	(10)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.723	7	11	500	(4)
Citibank, N.A.	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	2.341	(157)	(155)	2,600	(2)
Deutsche Bank AG	Petroleo Brasileira SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2012	0.679	1	(1)	100	2
Deutsche Bank AG	PulteGroup Inc. Senior Bond 5.250% due 01/15/2014	Buy	1.000	09/20/2011	0.754	(1)	3	700	(4)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide, Inc. Senior Bond 6.750% due 05/15/2018	Buy	1.000	03/20/2013	0.576	(10)	19	1,100	(29)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Asset	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000%	06/20/2015	0.464%	$23	$5	$1,000	$18
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.464	11	4	500	7
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.464	11	5	500	6

Credit Default Swaps									$222

Total Swaps									$485

WRITTEN OPTIONS OPEN AT APRIL 30, 2011

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(2,000,000)	215.95	Y	03/12/2020	$(9)
Inflation-Linked Swap Option (Put)	(3,600,000)	216.69	Y	04/07/2020	(17)
Inflation-Linked Swap Option (Put)	(500,000)	217.97	Y	09/29/2020	(2)
Inflation-Linked Swap Option (Put)	(400,000)	218.01	Y	10/13/2020	(2)
Credit Default Option 5 year (Call)	(300,000)	0.80%		06/15/2011	(1)
Credit Default Option 5 year (Call)	(200,000)	0.80		06/15/2011	(1)
Credit Default Option 5 year (Call)	(200,000)	0.80		06/15/2011	(1)
Credit Default Option 5 year (Call)	(100,000)	0.80		06/15/2011	—
Credit Default Option 5 year (Call)	(400,000)	0.80		09/21/2011	(1)
Credit Default Option 5 year (Call)	(100,000)	0.80		09/21/2011	—
Credit Default Option 5 year (Put)	(600,000)	1.20		06/15/2011	—
Credit Default Option 5 year (Put)	(200,000)	1.20		06/15/2011	—
Credit Default Option 5 year (Put)	(200,000)	1.20		06/15/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20		06/15/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20		06/15/2011	—
Credit Default Option 5 year (Put)	(400,000)	1.20		09/21/2011	—
Credit Default Option 5 year (Put)	(200,000)	1.20		09/21/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.20		09/21/2011	—
Credit Default Option 5 year (Put)	(600,000)	1.30		09/21/2011	(1)
Forward Volatility Swaption 1 year (Call)	(1,900,000)	0.51		10/11/2011	(15)[z]
Forward Volatility Swaption 1 year (Call)	(2,000,000)	0.53		10/11/2011	(16)
Forward Volatility Swaption 1 year (Call)	(4,000,000)	1.11		10/11/2011	(69)
Forward Volatility Swaption 1 year (Call)	(4,700,000)	1.09		11/14/2011	(81)
Interest Rate Swap Option 10 year (Call)	(1,100,000)	3.50		06/13/2011	(16)
Interest Rate Swap Option 1 year (Put)	(42,200,000)	2.00		04/30/2012	(54)
Interest Rate Swap Option 2 year (Put)	(19,600,000)	2.25		09/24/2012	(171)
Interest Rate Swap Option 2 year (Put)	(1,000,000)	2.25		09/24/2012	(9)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25		09/24/2012	(3)
Interest Rate Swap Option 3 year (Put)	(4,200,000)	3.00		06/18/2012	(28)
Interest Rate Swap Option 3 year (Put)	(3,400,000)	3.00		06/18/2012	(23)
Interest Rate Swap Option 3 year (Put)	(2,900,000)	3.00		06/18/2012	(19)
Interest Rate Swap Option 3 year (Put)	(2,000,000)	3.00		06/18/2012	(13)
Interest Rate Swap Option 3 year (Put)	(500,000)	3.00		06/18/2012	(3)
Interest Rate Swap Option 10 year (Put)	(1,100,000)	4.00		06/13/2011	—
Interest Rate Swap Option 10 year (Put)	(700,000)	10.00		07/10/2012	—
Interest Rate Swap Option 10 year (Put)	(400,000)	10.00		07/10/2012	—
Eurodollar Futures Option–CME (Call)	(13)	$99.38		09/19/2011	(10)
Eurodollar Futures Option–CME (Put)	(13)	99.38		09/19/2011	(1)
U.S. Treasury Notes-10 year Future (Call)	(77)	122.00		05/20/2011	(23)
U.S. Treasury Notes-10 year Future (Call)	(13)	121.00		05/20/2011	(9)
U.S. Treasury Notes-10 year Future (Put)	(31)	117.00		05/20/2011	—
U.S. Treasury Notes-10 year Future (Put)	(21)	116.00		05/20/2011	—

Written options outstanding, at value (premiums received of $660)					$(598)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2011 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$13,762	$336	$14,098
Bank Loan Obligations	—	1,713	—	1,713
Collateralized Mortgage Obligations	—	12,574	—	12,574
Corporate Bond & Notes	—	82,965	2,997	85,962
Foreign Government Obligations	—	12,285	—	12,285
Mortgage Pass-Through	—	8,860	—	8,860
Purchased Options	—	83	—	83
U.S. Government Obligations	—	299,720	—	299,720
Short-Term Investments
Certificates of Deposit	—	8,536	—	8,536
Repurchase Agreements	—	2,525	—	2,525
U.S. Treasury Bills	—	1,210	—	1,210

Total Investments in Securities	$—	$444,233	$3,333	$447,566

Investments in Other Financial Instruments
Forward Currency Contracts	—	(317)	—	(317)
Futures Contracts	83	—	—	83
Options-Written	(43)	(540)	(15)	(598)
Swap Agreements	—	485	—	485

Total Investments in Other Financial Instruments	$40	$(372)	$(15)	$(347)

Total Investments	$40	$443,861	$3,318	$447,219

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2011.

Valuation Description	Beginning Balance at 11/01/2010 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2011 (000s)[w]
Asset-Backed Securities	$5,886	$—	$(2)	$1	$1	$(1,372)	$—	$(4,178)[h]	$336
Corporate Bonds & Notes	—	3,000	—	—	—	(3)	—	—	2,997
Options-Written	—	—	—	—	—	(4)	(11)[g]	—	(15)

Total	$5,886	$3,000	$(2)	$1	$1	$(1,379)	$(11)	$(4,178)	$3,318

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2011, these securities were valued at $71,540 or 20% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2011.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2011.

5	MTN after the name of a security stands for Medium Term Note.

6	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	At April 30, 2011, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $56,127 or 16% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

g	Transferred from Level 2 to Level 3 due to lack of observable market data for pricing input.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input, inclusive of position valued at $886, which was transferred on January 31, 2011.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2011 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2011
Asset-Backed Securities	$52
Corporate Bonds & Notes	(3)
Options-Written	(6)

$43

y	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income, the Fund intends to maintain a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The market experienced a dramatic shift in sentiment over the six months ended April 30, 2011. Uncertainty surrounding the sustainability of the economic recovery and fears of a double–dip recession abated as the Federal Reserve embarked on a second phase of non-traditional monetary policy, labeled by the marketplace as Quantitative Easing 2, or QE2. Economic growth resumed at an uneven pace, with real Gross Domestic Product (GDP) improving to 3.1% in the fourth quarter of 2010 before slowing to 1.8% in the first quarter of 2011. Personal consumption rebounded along with business investment in equipment and software. This was surprising given persistent weakness in the labor markets. While the labor sector has experienced a steady increase in job growth in the last six months, the pace is well below what is typically expected at this point in an economic recovery. Meanwhile, with core consumer price inflation below the Federal Reserve’s target, the Fed can be patient with regard to policy accommodation. Markets are currently forecasting a tightening of monetary policy rates in early 2012.

Fixed income markets responded to the modest improvement in economic conditions, with short-term interest rates climbing from historically low yield levels. U.S. Treasury two-year note yields increased by approximately 50 basis points, or 0.50 percentage point, before settling into a 30-basis-point increase at the end of April. The slope of the U.S. Treasury yield curve, as measured by the differential between 5-year and 2-year note yields, retraced back to historic highs. The current shape of the term structure implies that a normalization of the interest rate environment is likely to occur in the next year.

From a money market investor’s perspective, the short-term interest rate environment remains extremely challenging. Low monetary policy rates, coupled with a declining volume of U.S. Treasury bills, have driven yields downward toward 0%. Unfortunately, the low level of rates is likely to persist until economic conditions warrant a tightening in monetary policy.

PERFORMANCE

Despite the low interest rate environment, the Harbor Money Market Fund provided competitive returns, relative to its benchmark. For the six months ended April 30, 2011, the Fund returned 0.08% (Institutional Class and Administrative Class). This compares with the return of 0.09% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained below the recently instituted regulatory maximum of 60 days and well below the duration of the 3-month benchmark. This strategy constrained the portfolio from benefiting from the yield embedded in the term structure. Despite the regulatory challenges, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Over the next six months, we expect the economic expansion to continue at the current rate with the private sector leading the way. Private investment will be bolstered by a continued easing of bank lending standards. Elevated levels of corporate profitability and a rebounding equity market are likely to encourage increases in consumer spending patterns. We expect core inflation, which appears to have bottomed in 2010, to rise

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	28.7%
Federal National Mortgage Association	25.9%
Federal Home Loan Mortgage Corp.	25.1%
U.S. Treasury	20.2%

gradually toward the Fed’s price-stability target. Despite the recent improvement in economic data, current conditions suggest that monetary policy will remain accommodative until the expansion becomes self-sustaining.

It is difficult to predict with certainty the timing of a shift to a tightening cycle by the Federal Reserve, though we expect monetary policy rates to remain anchored through the end of calendar 2011. As the economy recovers, policy accommodation will need to be removed and excess reserves will need to be drained from the banking system. We believe that the most likely path would begin with an increase in the target Federal Funds rate and/or an increase in interest paid on bank reserves, followed by a gradual reduction in the Fed’s balance sheet. Given the complexity of the policy shift, we expect there to be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

In this difficult yield environment, the Fund has maintained a very conservative investment strategy to preserve principal while maximizing yield for the investor. Investments have been limited to U.S. Treasury and agency obligations and have complied with recent changes to the regulatory framework governing money market funds (money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940).

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$143,235

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$537

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.05%	0.02%

Weighted Average Maturity	0.14 years	0.17 years

Weighted Average Duration	0.12 years	0.17 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month US Treasury Bill. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2001 through 04/30/2011

Total Returns For the periods ended 04/30/2011
Harbor Money Market Fund
Institutional Class	0.08%	0.18%	2.26%	2.12%	4.06%	12/29/1987	$12,330
Administrative Class	0.08%	0.18%	2.12%	N/A	1.81%	11/01/2002	$11,645
Comparative Index
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.09%	0.17%	2.16%	2.19%	4.22%[d]	—	$12,423	[d]
Current 7-day SEC yield for period ended 04/30/2011:	Institutional Class: 0.11%				Administrative Class: 0.11%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Reflective of a voluntary fee waiver which may be discontinued at any time.

c	Unannualized.

d	Life of fund return from 12/29/1987.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of 0.1%)

GOVERNMENT AGENCY DEBT—79.7%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Bank Discount Notes
$8,000	0.030%—05/09/2011	$8,000
7,000	0.035%—05/11/2011	7,000
5,300	0.035%—05/13/2011	5,300
200	0.070%—06/08/2011	200
3,980	0.080%—05/23/2011	3,980
6,400	0.105%—05/18/2011	6,400
2,500	0.110%—05/20/2011	2,500
2,900	0.115%—06/03/2011	2,900
5,000	0.140%—05/04/2011	5,000

		41,280

	Federal Home Loan Mortgage Corp. Discount Notes
1,334	0.090%—06/27/2011	1,334
2,089	0.100%—05/11/2011	2,089
700	0.110%—05/26/2011	700
2,800	0.110%—08/17/2011	2,799
3,500	0.120%—09/12/2011	3,498
3,500	0.135%—09/06/2011	3,498
5,500	0.140%—05/16/2011	5,500
4,900	0.150%—07/08/2011	4,898
7,300	0.195%—07/06/2011	7,297
4,536	0.210%—06/21/2011	4,535

		36,148

GOVERNMENT AGENCY DEBT—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association Discount Notes
$1,800	0.045%—05/02/2011	$1,800
10,000	0.050%—06/01/2011	9,999
1,000	0.075%—07/20/2011	1,000
1,500	0.080%—07/08/2011	1,500
5,000	0.080%—07/13/2011	4,999
3,800	0.125%—06/15/2011	3,799
5,000	0.140%—08/01/2011	4,998
9,000	0.202%—07/06/2011	8,997

		37,092

TOTAL GOVERNMENT AGENCY DEBT (Cost $114,520)		114,520

TREASURY DEBT—20.2%
	U.S. Treasury Bills
10,000	0.060%—07/07/2011	9,999
19,100	0.060%—07/14/2011	19,098

TOTAL TREASURY DEBT (Cost $29,097)		29,097

TOTAL INVESTMENTS—99.9% (Cost $143,617)[1]		143,617
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		155

TOTAL NET ASSETS—100.0%		$143,772

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2011 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$1,599,007	$8,555,076	$432,509	$143,617
Investments, at value	$1,598,284	$8,298,318	$445,041	$143,617
Repurchase agreements	103,869	508,100	2,525	—
Cash	78	12,451	1	55
Foreign currency, at value (cost: $0; $424; $3,212; $0)	—	400	3,336	—
Receivables for:
Investments sold	5,875	982,394	6,672	—
Foreign currency spot contracts	—	65	—	—
Capital shares sold	7,329	9,137	1,115	219
Dividends	—	609	—	—
Interest	26,857	41,389	1,939	—
Unrealized appreciation on open forward currency contracts	—	24,278	—	—
Unrealized appreciation on swap agreements	—	2,548	485	—
Swap premiums paid	—	27,053	537	—
Options	—	—	51	—
Withholding tax receivable	31	313	1	—
Other assets	—	—	—	12
Prepaid registration fees	—	—	16	16
Prepaid fund insurance	5	27	2	—
Total Assets	1,742,328	9,907,082	461,721	143,919
LIABILITIES
Payables for:
Due to broker	—	65,621	806	—
Investments purchased	47,725	2,353,569	100,261	—
Foreign currency spot contracts	—	—	—	—
Capital shares reacquired	932	12,086	180	93
Investments sold short, at value (proceeds: $0; $76,610; $0; $0)	—	76,847	—	—
Written options, at value (premium received: $0; $23,173; $660; $0)	—	20,546	598	—
Interest on investments sold short	—	271	—	—
Unrealized depreciation on open forward currency contracts	—	—	317	—
Variation margin on futures contracts	—	982	5	—
Accrued expenses:
Management fees	786	2,754	137	28
12b-1 fees	30	38	—	—
Trustees’ fees and expenses	18	125	4	1
Transfer agent fees	83	300	14	8
Other	143	639	21	17
Total Liabilities	49,717	2,533,778	102,343	147
NET ASSETS	$1,692,611	$7,373,304	$359,378	$143,772
Net Assets Consist of:
Paid-in capital	$1,559,346	$7,148,036	$342,442	$143,737
Undistributed/(accumulated) net investment income/(loss)	11,473	(13,459)	2,617	35
Accumulated net realized gain/(loss)	18,646	(61,499)	(1,173)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	103,146	251,472	15,177	—
Unrealized appreciation/(depreciation) of other financial instruments	—	48,754	315	—
	$1,692,611	$7,373,304	$359,378	$143,772
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$1,544,437	$7,186,648	$357,832	$143,235
Shares of beneficial interest[2]	137,664	582,239	33,007	143,235
Net asset value per share[1]	$11.22	$12.34	$10.84	$1.00
Administrative Class
Net assets	$8,377	$186,656	$1,546	$537
Shares of beneficial interest[2]	746	15,121	142	537
Net asset value per share[1]	$11.23	$12.34	$10.86	$1.00
Investor Class
Net assets	$139,797
Shares of beneficial interest[2]	12,454	N/A	N/A	N/A
Net asset value per share[1]	$11.23

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2011 (Unaudited)

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$56,950	$113,160	$4,716	$134
Dividends	102	1,220	—	—
Foreign taxes withheld	—	(136)	(3)	—
Total Investment Income	57,052	114,244	4,713	134
Operating Expenses
Management fees	4,748	17,830	746	170
12b-1 fees:
Administrative Class	10	236	2	1
Investor Class	170	N/A	N/A	N/A
Shareholder communications	18	182	14	2
Custodian fees	76	401	45	20
Transfer agent fees:
Institutional Class	525	2,659	113	62
Administrative Class	3	69	1	—
Investor Class	130	N/A	N/A	N/A
Professional fees	17	88	3	2
Trustees’ fees and expenses	15	78	3	1
Registration fees	290	99	23	16
Miscellaneous	9	43	2	1
Total expenses	6,011	21,685	952	275
Management fees waived	(237)	(805)	—	(170)
Transfer agent fees waived	(221)	(1,060)	(43)	(23)
Other expenses reimbursed	—	—	—	(82)
Custodial expense reductions	—	(1)	—	—
Net expenses	5,553	19,819	909	—
Net Investment Income/(Loss)	51,499	94,425	3,804	134
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	18,757	(77,279)	1,825	—
Foreign currency transactions	—	21,047	(2,105)	—
Swap agreements	—	14,725	54	—
Futures contracts	—	(2,567)	(68)	—
Written options	—	2,732	150	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,051	(11,594)	306	—
Forwards	—	10,267	319	—
Investments sold short	—	(237)	—	—
Swap agreements	—	(30,151)	(126)	—
Futures contracts	—	10,412	14	—
Written options	—	(7,502)	(153)	—
Translations of assets and liabilities in foreign currencies	—	378	109	—
Net gain/(loss) on investment transactions	22,808	(69,769)	325	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$74,307	$24,656	$4,129	$134

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$51,499	$66,809	$94,425	$164,875
Net realized gain/(loss) on investments	18,757	23,349	(41,342)	414,717
Net unrealized appreciation/(depreciation) of investments	4,051	55,348	(28,427)	153,166
Net increase/(decrease) in assets resulting from operations	74,307	145,506	24,656	732,758
Distributions to Shareholders
Net investment income:
Institutional Class	(46,261)	(52,156)	(164,071)	(202,038)
Administrative Class	(235)	(396)	(4,021)	(4,386)
Investor Class	(4,096)	(7,529)	N/A	N/A
Net realized gain on investments:
Institutional Class	(20,270)	(2,589)	(351,250)	(86,331)
Administrative Class	(106)	(23)	(9,071)	(2,089)
Investor Class	(1,954)	(542)	N/A	N/A
Total distributions to shareholders	(72,922)	(63,235)	(528,413)	(294,844)
Net Increase/(Decrease) Derived from Capital Share Transactions	194,068	824,794	(319,612)	1,852,938
Net increase/(decrease) in net assets	195,453	907,065	(823,369)	2,290,852
Net Assets
Beginning of period	1,497,158	590,093	8,196,673	5,905,821
End of period*	$1,692,611	$1,497,158	$7,373,304	$8,196,673
* Includes undistributed/(accumulated) net investment income/(loss) of:	$11,473	$10,565	$(13,459)	$60,208

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)

$3,804	$4,424	$134	$316
(144)	14,739	—	—
469	9,758	—	—
4,129	28,921	134	316

(3,392)	(6,115)	(134)	(315)
(15)	(20)	—	(1)
N/A	N/A	—	N/A

(8,742)	—	—	—
(46)	—	—	—
N/A	N/A	—	N/A
(12,195)	(6,135)	(134)	(316)
68,161	94,353	(3,791)	(39,759)
60,095	117,139	(3,791)	(39,759)

299,283	182,144	147,563	187,322
$359,378	$299,283	$143,772	$147,563
$2,617	$2,220	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$472,806	$1,038,138	$1,111,708	$3,256,962
Net proceeds from redemption fees	141	554	—	—
Reinvested distributions	32,330	34,902	481,186	243,984
Cost of shares reacquired	(316,711)	(256,320)	(1,911,366)	(1,697,650)
Net increase/(decrease) in net assets	$188,566	$817,274	$(318,472)	$1,803,296
Administrative Class
Net proceeds from sale of shares	$2,301	$3,742	$35,865	$85,932
Net proceeds from redemption fees	1	5	—	—
Reinvested distributions	313	376	12,778	6,314
Cost of shares reacquired	(1,819)	(1,847)	(49,783)	(42,604)
Net increase/(decrease) in net assets	$796	$2,276	$(1,140)	$49,642
Investor Class
Net proceeds from sale of shares	$32,000	$54,804
Net proceeds from redemption fees	13	97	Not Applicable	Not Applicable
Reinvested distributions	5,366	7,268
Cost of shares reacquired	(32,673)	(56,925)
Net increase/(decrease) in net assets	$4,706	$5,244
SHARES
Institutional Class:
Shares sold	42,501	96,640	90,019	258,524
Shares issued due to reinvestment of distributions	2,966	3,291	39,995	19,613
Shares reacquired	(28,450)	(23,983)	(154,479)	(134,266)
Net increase/(decrease) in shares outstanding	17,017	75,948	(24,465)	143,871
Beginning of period	120,647	44,699	606,704	462,833
End of period	137,664	120,647	582,239	606,704
Administrative Class
Shares sold	207	350	2,889	6,823
Shares issued due to reinvestment of distributions	29	35	1,061	508
Shares reacquired	(163)	(172)	(4,027)	(3,377)
Net increase/(decrease) in shares outstanding	73	213	(77)	3,954
Beginning of period	673	460	15,198	11,244
End of period	746	673	15,121	15,198
Investor Class
Shares sold	2,875	5,131
Shares issued due to reinvestment distributions	492	686	Not Applicable	Not Applicable
Shares reacquired	(2,937)	(5,339)
Net increase/(decrease) in shares outstanding	430	478
Beginning of period	12,024	11,546
End of period	12,454	12,024

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)

$122,495	$174,139	$246,500	$403,031
—	—	—	—
11,868	5,109	132	313
(66,371)	(85,664)	(250,513)	(443,137)
$67,992	$93,584	$(3,881)	$(39,793)

$782	$1,312	$91	$254
—	—	—	—
61	19	—	1
(674)	(562)	(1)	(221)
$169	$769	$90	$34

Not Applicable	Not Applicable	Not Applicable	Not Applicable

11,581	16,545	246,500	403,031
1,144	491	132	313
(6,281)	(8,134)	(250,513)	(443,137)
6,444	8,902	(3,881)	(39,793)
26,563	17,661	147,116	186,909
33,007	26,563	143,235	147,116

73	124	91	254
6	2	—	1
(64)	(53)	(1)	(221)
15	73	90	34
127	54	447	413
142	127	537	447

Not Applicable	Not Applicable	Not Applicable	Not Applicable

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$11.23		$10.41	$8.53	$10.92	$10.98	$10.91
Income from Investment Operations
Net investment income/(loss)	0.36	[a]	0.68 [a]	0.55 [a]	0.67 [a]	0.75 [a]	0.76 [a]
Net realized and unrealized gains/(losses) on investments	0.15		0.89	1.82	(2.37)	(0.04)	0.14
Total from investment operations	0.51		1.57	2.37	(1.70)	0.71	0.90
Less Distributions
Dividends from net investment income	(0.36)		(0.70)	(0.50)	(0.70)	(0.71)	(0.79)
Distributions from net realized capital gains[1]	(0.16)		(0.05)	—	—	(0.07)	(0.04)
Total distributions	(0.52)		(0.75)	(0.50)	(0.70)	(0.78)	(0.83)
Proceeds from redemption fees	—	[f]	0.01	0.01	0.01	0.01	— [f]
Net asset value end of period	11.22		11.23	10.41	8.53	10.92	10.98
Net assets end of period (000s)	$1,544,437		$1,354,531	$465,193	$47,862	$44,312	$28,727
Ratios and Supplemental Data (%)
Total return	4.75%[b,d]		15.67%[b]	28.70%[b]	(16.37)%[b]	6.70%[b]	8.56%[b]
Ratio of total expenses to average net assets[2]	0.73	[c]	0.72	0.77	0.88	0.95	1.06
Ratio of net expenses to average net assets	0.67	[a,c]	0.67 [a]	0.75 [a]	0.77 [a]	0.82 [a]	0.81 [a]
Ratio of net investment income to average net assets	6.54	[a,c]	7.01 [a]	7.64 [a]	6.90 [a]	7.15 [a]	7.01 [a]
Portfolio turnover	21	[d]	39	58	65	66	63

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009	2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$13.18		$12.46	$11.24	$11.79	$11.78	$11.61
Income from Investment Operations
Net investment income/(loss)	0.16	[a]	0.29 [a]	0.49 [a]	0.54 [a]	0.54 [a]	0.51 [a]
Net realized and unrealized gains/(losses) on investments	(0.11)		0.99	1.59	(0.41)	0.13	0.06
Total from investment operations	0.05		1.28	2.08	0.13	0.67	0.57
Less Distributions
Dividends from net investment income	(0.28)		(0.38)	(0.44)	(0.66)	(0.66)	(0.39)
Distributions from net realized capital gains[1]	(0.61)		(0.18)	(0.42)	(0.02)	—	(0.01)
Total distributions	(0.89)		(0.56)	(0.86)	(0.68)	(0.66)	(0.40)
Net asset value end of period	12.34		13.18	12.46	11.24	11.79	11.78
Net assets end of period (000s)	$7,186,648		$7,996,354	$5,765,886	$3,667,809	$2,650,770	$2,307,286
Ratios and Supplemental Data (%)
Total return	0.61%[b,d]		10.62%[b]	19.44%[b]	0.95%[b]	5.97%[b]	5.10%[b]
Ratio of total expenses to average net assets[2]	0.58	[c]	0.59	0.60	0.58	0.57	0.60
Ratio of net expenses to average net assets	0.53	[a,c]	0.55 [a]	0.57 [a]	0.55 [a]	0.56 [a]	0.58 [a]
Ratio of net investment income to average net assets	2.55	[a,c]	2.34 [a]	4.34 [a]	4.47 [a]	4.73 [a]	4.34 [a]
Portfolio turnover	336	[d]	675	574	514	213	312
See page 68 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class									Investor Class
6-Month Period Ended April 30, 2011		Year Ended October 31							6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007	2006			2010		2009		2008	2007	2006
(Unaudited)									(Unaudited)
$11.23		$10.41		$8.53		$10.92	$10.97	$10.91	$11.23		$10.40		$8.53		$10.92	$10.98	$10.91

0.34	[a]	0.69	[a]	0.61	[a]	0.69 [a]	0.79 [a]	0.89 [a]	0.34	[a]	0.72	[a]	0.57	[a]	0.67 [a]	0.75 [a]	0.71	[a]
0.16		0.85		1.74		(2.43)	(0.09)	(0.02)	0.16		0.81		1.76		(2.43)	(0.07)	0.14
0.50		1.54		2.35		(1.74)	0.70	0.87	0.50		1.53		2.33		(1.76)	0.68	0.85

(0.34)		(0.67)		(0.48)		(0.67)	(0.68)	(0.77)	(0.34)		(0.65)		(0.47)		(0.65)	(0.67)	(0.74)
(0.16)		(0.05)		—		—	(0.07)	(0.04)	(0.16)		(0.05)		—		—	(0.07)	(0.04)
(0.50)		(0.72)		(0.48)		(0.67)	(0.75)	(0.81)	(0.50)		(0.70)		(0.47)		(0.65)	(0.74)	(0.78)
—	[f]	—	[f]	0.01		0.02	— [f]	— [f]	—	[f]	—	[f]	0.01		0.02	— [f]	—	[f]
11.23		11.23		10.41		8.53	10.92	10.97	11.23		11.23		10.40		8.53	10.92	10.98
$8,377		$7,559		$4,784		$501	$595	$524	$139,797		$135,068		$120,116		$6,993	$5,711	$4,662

4.71%[b,d]		15.32%[b]		28.41%[b]		(16.59)%[b]	6.54%[b]	8.22%[b]	4.65%[b,d]		15.25%[b]		28.21%[b]		(16.72)%[b]	6.31%[b]	8.15%[b]
0.98	[c]	0.97		1.02		1.12	1.20	1.30	1.09	[c]	1.09		1.13		1.25	1.33	1.46
0.92	[a,c]	0.92	[a]	1.00	[a]	1.02 [a]	1.07 [a]	1.05 [a]	1.04	[a,c]	1.04	[a]	1.12	[a]	1.14 [a]	1.20 [a]	1.21	[a]
6.30	[a,c]	6.84	[a]	7.32	[a]	6.67 [a]	6.89 [a]	6.79 [a]	6.17	[a,c]	6.77	[a]	7.24	[a]	6.60 [a]	6.76 [a]	6.63	[a]
21	[d]	39		58		65	66	63	21	[d]	39		58		65	66	63

Administrative Class
6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009	2008	2007		2006
(Unaudited)
$13.18		$12.45	$11.23	$11.78	$11.77		$11.61

0.15	[a]	0.26 [a]	0.46 [a]	0.53 [a]	0.53	[a]	0.49 [a]
(0.11)		0.99	1.60	(0.43)	0.12		0.05
0.04		1.25	2.06	0.10	0.65		0.54

(0.27)		(0.34)	(0.42)	(0.63)	(0.64)		(0.37)
(0.61)		(0.18)	(0.42)	(0.02)	—		(0.01)
(0.88)		(0.52)	(0.84)	(0.65)	(0.64)		(0.38)
12.34		13.18	12.45	11.23	11.78		11.77
$186,656		$200,320	$139,935	$74,208	$42,557		$38,590

0.47%[b,d]		10.32%[b]	19.18%[b]	0.71%[b]	5.71%[b]		4.76%[b]
0.83	[c]	0.84	0.85	0.83	0.82		0.85
0.78	[a,c]	0.80 [a]	0.82 [a]	0.80 [a]	0.81	[a]	0.83 [a]
2.30	[a,c]	2.09 [a]	4.08 [a]	4.22 [a]	4.50	[a]	4.10 [a]
336	[d]	675	574	514	213		312

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007	2006[e]
	(Unaudited)
Net asset value beginning of period	$11.21		$10.28		$9.02		$9.93	$9.83	$10.00
Income from Investment Operations
Net investment income/(loss)	0.12	[a]	0.18	[a]	0.24	[a]	0.40 [a]	0.47 [a]	0.39	[a]
Net realized and unrealized gains/(losses) on investments	(0.05)		1.04		1.57		(0.93)	0.13	(0.22)
Total from investment operations	0.07		1.22		1.81		(0.53)	0.60	0.17
Less Distributions
Dividends from net investment income	(0.12)		(0.29)		(0.16)		(0.38)	(0.47)	(0.34)
Distributions from net realized capital gains[1]	(0.32)		—		(0.39)		—	(0.03)	—
Total distributions	(0.44)		(0.29)		(0.55)		(0.38)	(0.50)	(0.34)
Net asset value end of period	10.84		11.21		10.28		9.02	9.93	9.83
Net assets end of period (000s)	$357,832		$297,858		$181,592		$81,832	$25,431	$12,057
Ratios and Supplemental Data (%)
Total return	0.85%[b,d]		12.11%[b]		20.73%[b]		(5.80)%[b]	6.31%[b]	1.77%[b,d]
Ratio of total expenses to average net assets[2]	0.61	[c]	0.66		0.74		0.74	1.12	1.83
Ratio of net expenses to average net assets	0.58	[a,c]	0.60	[a]	0.60	[a]	0.57 [a]	0.56 [a]	0.57	[a,c]
Ratio of net investment income to average net assets	2.45	[a,c]	1.86	[a]	3.21	[a]	3.93 [a]	4.62 [a]	5.09	[a,c]
Portfolio turnover	105	[d]	309		496		1,334	661	410	[d]

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2011		Year Ended October 31
			2010		2009		2008	2007	2006
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a,f]	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]	0.04	[a]
Total from investment operations	—	[f]	—	[f]	—	[f]	0.03	0.05	0.04
Less Distributions
Dividends from net investment income	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
Total distributions	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
Net asset value end of period	1.00		1.00		1.00		1.00	1.00	1.00
Net assets end of period (000s)	$143,235		$147,117		$186,909		$238,954	$215,668	$187,832
Ratios and Supplemental Data (%)
Total return	0.08%[b,d]		0.18%[b]		0.39%[b]		3.04%[b]	5.18%[b]	4.60%[b]
Ratio of total expenses to average net assets[2]	0.14	[c]	0.34		0.39		0.32	0.35	0.44
Ratio of net expenses to average net assets	0.00	[a,c]	0.01	[a]	0.21	[a]	0.28 [a]	0.28 [a]	0.32	[a]
Ratio of net investment income to average net assets	0.34	[a,c]	0.17	[a]	0.41	[a]	2.97 [a]	5.06 [a]	4.59	[a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period December 1, 2005 (inception) through October 31, 2006.

f	Less than $0.01.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007	2006[e]
(Unaudited)
$11.23		$10.29		$9.02		$9.93	$9.83	$10.00

0.09	[a]	(0.02)[a]		0.25	[a]	0.54 [a]	0.48 [a]	0.40	[a]
(0.03)		1.21		1.54		(1.11)	0.09	(0.25)
0.06		1.19		1.79		(0.57)	0.57	0.15

(0.11)		(0.25)		(0.13)		(0.34)	(0.44)	(0.32)
(0.32)		—		(0.39)		—	(0.03)	—
(0.43)		(0.25)		(0.52)		(0.34)	(0.47)	(0.32)
10.86		11.23		10.29		9.02	9.93	9.83
$1,546		$1,425		$552		$468	$1,077	$1,015

0.72%[b,d]		11.77%[b]		20.52%[b]		(6.10)%[b]	6.05%[b]	1.56%[b,d]
0.86	[c]	0.91		0.99		1.03	1.35	2.08	[c]
0.83	[a,c]	0.85	[a]	0.86	[a]	0.82 [a]	0.82 [a]	0.82	[a,c]
2.05	[a,c]	1.59	[a]	2.40	[a]	3.69 [a]	4.13 [a]	4.28	[a,c]
105	[d]	309		496		1,334	661	410	[d]

Administrative Class
6-Month Period Ended April 30, 2011		Year Ended October 31
		2010		2009		2008	2007	2006
(Unaudited)
$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

—	[a,f]	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]	0.04	[a]
—	[f]	—	[f]	—	[f]	0.03	0.05	0.04

—	[f]	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
—	[f]	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
1.00		1.00		1.00		1.00	1.00	1.00
$537		$447		$413		$13	$5,362	$4,602

0.08%[b,d]		0.18%[b]		0.31%[b]		2.79%[b]	4.92%[b]	4.34%[b]
0.40	[c]	0.59		0.43		0.56	0.60	0.69
0.00	[a,c]	0.01	[a]	0.25	[a]	0.53 [a]	0.53 [a]	0.57	[a]
0.34	[a,c]	0.18	[a]	0.14	[a]	2.73 [a]	4.82 [a]	4.29	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2011 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as futures contracts and options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities, including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities (other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs,

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period the Harbor Bond Fund and the Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than is possible through direct investment, to add value when these securities are attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract which offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). The Harbor Bond Fund and the Harbor Real Return Fund purchased and wrote option contracts during the period to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure if written.

When a Fund purchases an option, it pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option purchased. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When a Fund writes an option, it receives a premium which is included on the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current value of the option written. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. The Harbor Bond Fund and the Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes during the period. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation, or index. The Harbor Bond Fund and the Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions which are either unavailable or less attractively priced in the bond market, or as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index) or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising an index or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2010 for the Harbor Bond Fund and Harbor Real Return Fund is $671,462 and $34,700, respectively.

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, has invested in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Each Fund, except Harbor Money Market Fund, may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund has also invested in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mortgage-Related and Other Asset-Backed Securities

The Harbor Bond Fund and the Harbor Real Return Fund have invested in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

The Harbor Bond Fund and the Harbor Real Return Fund have purchased and sold securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

Short Sales

The Harbor Bond Fund has engaged in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in such Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Foreign Forward Currency Contracts

A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The Harbor Bond Fund and Harbor Real Return Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The foreign forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. The Harbor Bond Fund and the Harbor Real Return Fund have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund has entered into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2011 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor High-Yield Bond Fund	$—	703,508	$—	530,438
Harbor Bond Fund	26,560,272	887,354	31,207,649	210,248
Harbor Real Return Fund	408,232	71,932	374,794	10,486

Written Options

Transactions in written options for the period ended April 30, 2011 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	2,321,300,000	$21,783	1,480	$663	—	$—
Options opened	623,700,000	1,857	2,337	698	4,114	2,439
Options closed	(579,300,000)	(2,694)	(1,978)	(793)	(1,546)	(663)
Options exercised	—	—	—	—	—	—
Options expired	(5,200,000)	(21)	(424)	(96)	—	—

Open at 04/30/2011	2,360,500,000	$20,925	1,415	$472	2,568	$1,776

HARBOR REAL RETURN FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	112,600,000	$688	54	$21	14	$4
Options opened	72,000,000	174	246	102	176	92
Options closed	(80,200,000)	(269)	(158)	(63)	(164)	(81)
Options exercised	—	—	—	—	—	—
Options expired	(2,000,000)	(8)	—	—	—	—

Open at 04/30/2011	102,400,000	$585	142	$60	26	$15

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2011. The agreements provide for contractual fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor High-Yield Bond Fund	0.60%[a]		0.57%
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.57% through February 29, 2012.
b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 29, 2012.
c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2012.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor High-Yield Bond Fund limiting the total expenses for the Fund to 0.67%, 0.92% and 1.04% for the Institutional Class, Administrative Class and Investor Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the total expenses for the Fund to 0.60% and 0.85% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 29, 2012. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2011 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Effective March 1, 2011, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.08% to 0.06% and decreased from 0.20% to 0.18% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2011. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor High-Yield Bond Fund	26,771	3	10	26,784	0.0%
Harbor Bond Fund	18,802	3	N/A	18,805	0.0%
Harbor Real Return Fund	12,562	3	N/A	12,565	0.0%
Harbor Money Market Fund	73,735,762	25,121	N/A	73,760,883	0.5%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $118 for the six-month period ended April 30, 2011.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Fixed Income Funds totaled $4 for the six-month period ended April 30, 2011. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2011 the redemption fee proceeds are as follows:

Amount
Harbor High-Yield Bond Fund	$155

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2011 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor High-Yield Bond Fund	$1,599,007	$103,707	$(561)	$103,146
Harbor Bond Fund	8,555,076	316,525	(65,183)	251,342
Harbor Real Return Fund	432,509	15,385	(328)	15,057
Harbor Money Market Fund	143,617	—	—	—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of the six-month period ended April 30, 2011 as disclosed in the Portfolios of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the six-month period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these funds.

At April 30, 2011, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts[a]	$—	$—	$33,654	$—	$33,654
Investments, at value (Purchased Options)	71	414	—	—	485
Unrealized appreciation on swap agreements[a,c]	—	13,093	—	6,114	19,207
Variation margin on futures contracts[b]	—	22,255	—	—	22,255

Liabilities
Open forward currency contracts[a]	$—	$—	$(9,376)	$—	$(9,376)
Unrealized depreciation on swap agreements[a,c]	—	(15,972)	—	(687)	(16,659)
Variation margin on futures contracts[b]	—	(3,021)	—	—	(3,021)
Written options, at value	—	(20,497)	—	(49)	(20,546)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts[a]		$—	$832	$—	$832
Investments, at value (Purchased Options)		83	—	—	83
Unrealized appreciation on swap agreements[a,c]		319	—	285	604
Variation margin on futures contracts[b]		83	—	—	83

Liabilities
Open forward currency contracts[a]		$—	$(1,149)	$—	$(1,149)
Unrealized depreciation on swap agreements[a,c]		(56)	—	(63)	(119)
Variation margin on futures contracts[b]		—	—	—	—
Written options, at value		(593)	—	(5)	(598)

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $27,053 and $537 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the six-month period ended April 30, 2011, were:

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$—	$19,179	$—	$19,179
Future Contracts	—	(2,567)	—	—	(2,567)
Option Contracts-Purchased	32	—	—	—	32
Option Contracts-Written	—	2,711	21	—	2,732
Swaps Agreements	—	(7,829)	—	22,554	14,725

Realized Net Gain/(Loss) on Derivatives	$32	$(7,685)	$19,200	$22,554	$34,101

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES —Continued

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$—	$10,267	$—	10,267
Future Contracts	—	10,412	—	—	10,412
Option Contracts-Purchased	38	(1)	—	—	37
Option Contracts-Written	—	(7,502)	—	—	(7,502)
Swaps Agreements	—	(24,753)	—	(5,398)	(30,151)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$38	$(21,844)	$10,267	$(5,398)	$(16,937)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(2,146)	$—	$(2,146)
Future Contracts	(68)	—	—	(68)
Option Contracts-Written	150	—	—	150
Swaps Agreements	(314)	—	368	54

Realized Net Gain/(Loss) on Derivatives	$(232)	$(2,146)	$368	$(2,010)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	—	319	—	319
Future Contracts	14	—	—	14
Option Contracts-Purchased	17	—	—	17
Option Contracts-Written	(153)	—	—	(153)
Swaps Agreements	(156)	—	30	(126)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(278)	$319	$30	$71

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor High-Yield Bond Fund
Institutional Class	0.67%
Actual		$3.40	$1,000	$1,047.50
Hypothetical (5% return)		$3.36	$1,000	$1,021.39
Administrative Class	0.92%
Actual		$4.67	$1,000	$1,047.10
Hypothetical (5% return)		$4.61	$1,000	$1,020.12
Investor Class	1.04%
Actual		$5.28	$1,000	$1,046.50
Hypothetical (5% return)		$5.21	$1,000	$1,019.51
Harbor Bond Fund
Institutional Class	0.53%
Actual		$2.64	$1,000	$1,006.10
Hypothetical (5% return)		$2.66	$1,000	$1,022.10
Administrative Class	0.78%
Actual		$3.88	$1,000	$1,004.70
Hypothetical (5% return)		$3.91	$1,000	$1,020.83

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Real Return Fund
Institutional Class	0.58%
Actual		$2.89	$1,000	$1,008.50
Hypothetical (5% return)		$2.91	$1,000	$1,021.85
Administrative Class	0.83%
Actual		$4.13	$1,000	$1,007.20
Hypothetical (5% return)		$4.16	$1,000	$1,020.58
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.80
Hypothetical (5% return)		$0.00	$1,000	$1,024.79
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.80
Hypothetical (5% return)		$0.00	$1,000	$1,024.79
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 6, 7 and 8, 2011 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the current Lead Independent Trustee concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor Money Market Fund (as well as Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund) at meetings of the Board of Trustees held in 2010. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for the three- and four-year periods ended December 31, 2010 and its underperformance relative to its group and universe medians for the one-, two- and five-year periods ended December 31, 2010. The Fund underperformed its group median for the three-year period ended December 31, 2010 and its performance was at the group median for the four-year period ended December 31, 2010. The Fund’s one-, three- and five-year rolling returns as of December 31, 2010 ranked in the fourth, third and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Index, for the one-, three- and five-year periods ended December 31, 2010.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $11.2 billion in assets in this asset class, out of a firm-wide total of $15.9 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.5 billion, showed the Fund’s management fee was above the group median for each of the Institutional and

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Administrative Classes, but was at the group median for the Investor Class. The actual total expense ratios of the Fund’s Institutional and Administrative share classes were below the group and universe medians. The actual total expense ratio of the Fund’s Investor share class was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the fee waiver could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2010 and the Fund’s outperformance relative to its Lipper group medians for the three-, four- and five-year periods ended December 31, 2010. The Fund underperformed its Lipper group median for the two-year period ended December 31, 2010. The Fund’s performance was at its Lipper group median for the one-year period ended December 31, 2010. The Fund’s three- and five-year rolling returns as of December 31, 2010 ranked in the first quartile according to Morningstar data, while the Fund’s one-year rolling return as of December 31, 2010 ranked in the second quartile. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays Capital Aggregate (U.S.) Bond Index, for the one-, three-, five-, ten- and fifteen-year periods ended December 31, 2010.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $253 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1.1 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $8.2 billion, showed the Fund’s management fee was above the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe medians. The actual total expense ratio of the Fund’s Administrative Class was slightly above the Lipper group median and below the universe median. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the fee waiver could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2010. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2010 were each ranked in the first quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the one-, three- and five-year periods ended December 31, 2010.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $18.8 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1.1 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $300 million, showed the Fund’s management fee was at the group median for the Institutional Class and below the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group median. The Trustees noted that no expense universe was provided because of the limited number of TIPS funds that offer this particular share class. The actual total expense ratio of the Fund’s Administrative Class was above the Lipper group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2010 according to Lipper. The Trustees noted that no Morningstar rolling return data was available for this Fund. The Trustees also considered the Fund’s performance record relative to its benchmark, the Bank of America

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the one-, three- and five-year periods ended December 31, 2010 while underperforming for the ten- and fifteen-year periods ended December 31, 2010.

The Trustees discussed the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”) that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees discussed the expertise of FFTW, the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $13.3 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, global short duration funds and short intermediate funds), out of a firm-wide total of approximately $47.1 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms. The Trustees commented that they believe FFTW has been effective in managing the Fund in a manner that has preserved capital and maintained liquidity during what had been an extremely difficult market environment in 2008 and 2009.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratios of the Fund’s Institutional and Administrative Classes were below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that a certain portion of the waiver/reimbursement is a contractual expense limitation in effect until February 29, 2012, although any waiver/reimbursement to limit expenses further could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.

* * *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated one Fund (Harbor Money Market Fund) at a loss and, in certain cases, was waiving a portion of its advisory fee and/or reimbursing Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR CONVERTIBLE SECURITIES FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 6, 7 and 8, 2011, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Shenkman Capital Management, Inc. (“Shenkman Capital” or the “Subadviser”) on behalf of the Harbor Convertible Securities Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Shenkman Capital, including the background, education, expertise and experience of the investment professionals of the Adviser and Shenkman Capital to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and Shenkman Capital, which is the subadviser to Harbor High-Yield Bond Fund;

•

the fees proposed to be charged by the Adviser and Shenkman Capital for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Shenkman Capital’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Shenkman Capital in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser, as well as Shenkman Capital;

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Shenkman Capital, the Trustees considered Shenkman Capital’s expertise and the favorable record Shenkman Capital enjoyed in various asset classes. The Trustees also noted the experience of the proposed portfolio manager of the Fund in this asset class. In considering Shenkman Capital’s performance in this strategy, they noted that Shenkman Capital’s record in the strategy was favorable compared to its benchmark index.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were (i) slightly above the average and median management fees but below the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data and (ii) slightly above the average and median management fees but below the average and median total expenses of the funds in Lipper’s convertible bond category.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Shenkman Capital and specifically the net advisory fee retained by the Adviser. It was further noted that the gross and net Institutional Class expense ratios were reasonable and generally favorable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Investor and Administrative Classes relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Profitability

The Trustees also noted that the Adviser expected to operate the fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Shenkman Capital its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying Shenkman Capital its full subadviser’s fee, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR EMERGING MARKETS DEBT FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 6, 7 and 8, 2011, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Stone Harbor Investment Partners LP (“Stone Harbor” or the “Subadviser”) on behalf of the Harbor Emerging Markets Debt Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and Stone Harbor, including the background, education, expertise and experience of the investment professionals of the Adviser and Stone Harbor to provide services to the Fund;

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•	the favorable history, reputation, qualification and background of the Adviser and Stone Harbor;

•

the fees proposed to be charged by the Adviser and Stone Harbor for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Stone Harbor’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Stone Harbor in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser;

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Stone Harbor, the Trustees considered Stone Harbor’s expertise and the favorable record Stone Harbor enjoyed in various asset classes. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class. In considering Stone Harbor’s performance in its blended emerging market strategy, they noted that Stone Harbor’s record in the strategy was favorable compared to its blended benchmark and peers.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed fees were (i) above both the average and median management fees and the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data and (ii) above both the

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

average and median management fees and the average and median total expenses of the funds in Lipper’s emerging market debt (hard and local currency) category. In this regard the Trustees considered that Stone Harbor’s favorable performance record justified a fee higher than the peer averages and medians.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to Stone Harbor and specifically the net advisory fee retained by the Adviser. It was further noted that the gross and net Institutional Class expense ratios were reasonable compared to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately.

Profitability

The Trustees also noted that the Adviser expected to operate the fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Stone Harbor its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying Stone Harbor its full subadviser’s fee, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Add name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	30	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
TRUSTEE EMERITUS**
Howard P. Colhoun (75) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

[3]	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a one-year term expiring December 31, 2011. Mr. Colhoun formerly served as a Trustee for Harbor Funds since its inception in 1986.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2011/159,000	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.FIF.0411

Semi-Annual Report

April 30, 2011

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2011
Harbor Target Retirement Funds	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	3.77%	3.86%	3.86%
Harbor Target Retirement 2010	5.41	5.51	5.51
Harbor Target Retirement 2015	6.79	6.79	6.79
Harbor Target Retirement 2020	7.90	7.81	7.90
Harbor Target Retirement 2025	9.51	9.51	9.51
Harbor Target Retirement 2030	11.29	11.19	11.19
Harbor Target Retirement 2035	12.61	12.69	12.69
Harbor Target Retirement 2040	14.12	14.10	14.10
Harbor Target Retirement 2045	15.54	15.54	15.54
Harbor Target Retirement 2050	15.74	15.83	15.83

Underlying Harbor Funds Performance (Institutional Class Shares)

	Total Return for Periods Ended April 30, 2011						Expense Ratios
Equity & Commodity Funds	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	15.42%	17.58%	4.29%	2.34%	11.08%	12/29/1987	0.67%[c]		0.68%
Harbor Mid Cap Growth Fund	26.34	28.15	6.05	4.10	1.51	11/01/2000	0.87		0.87
Harbor Small Cap Growth Fund	25.09	27.45	5.88	8.19	8.01	11/01/2000	0.85		0.85
Harbor Large Cap Value Fund	15.20	13.03	1.75	3.51	9.30	12/29/1987	0.68	[e]	0.72
Harbor Mid Cap Value Fund	18.89	19.00	3.48	N/A	6.09	03/01/2002	0.95	[d]	1.03
Harbor Small Cap Value Fund	23.73	18.48	2.02	N/A	10.17	12/14/2001	0.86		0.86
Harbor Small Company Value Fund	14.86	7.41	N/A	N/A	-1.35	05/01/2007	0.95	[d]	1.24
Harbor International Fund	15.70	25.76	6.03	10.87	13.04	12/29/1987	0.79	[c]	0.80
Harbor International Growth Fund	11.12	22.24	1.83	1.48	3.78	11/01/1993	0.88		0.88
Harbor Global Value Fund	13.91	15.80	N/A	N/A	-3.04	08/07/2006	1.00	[d]	1.16
Harbor Global Growth Fund	16.12	28.81	N/A	N/A	46.01	03/01/2009	1.00	[d]	2.26
Harbor Commodity Real Return Strategy Fund	21.75	39.07	N/A	N/A	3.20	09/02/2008	0.94	[d]	1.13

Fixed Income Funds
Harbor High-Yield Bond Fund	4.75%	11.26%	7.57%	N/A	8.65%	12/01/2002	0.67%[c]		0.70%
Harbor Bond Fund	0.61	7.25	8.14	7.11	8.17	12/29/1987	0.55	[c]	0.57
Harbor Real Return Fund	0.85	8.42	7.06	N/A	6.29	12/01/2005	0.60	[d]	0.64

Short-Term Investments
Harbor Money Market Fund	0.08%	0.18%	2.26%	2.12%	4.06%	12/29/1987	0.28%[d]		0.32%
Current 7-day SEC Yield for Period Ended April 30, 2011: 0.11%

Commonly Used Market Indices	Unannualized Total Return 6 Months Ended April 30, 2011
Russell 3000® Index; entire U.S. stock market	17.65%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	12.71
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	0.02

a	Annualized.

b	Unannualized.

c	Contractual management fee reduction until 02/29/2012.

d	Contractual limitation on Fund operating expenses until 02/29/2012.

e	Voluntary limitation on Fund operating expenses. Waivers may be discontinued at any time without notice, although the Adviser has no present intention to do so.

2

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

Target Asset Allocation

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

Harbor Target Retirement Funds – Actual Allocation as of April 30, 2011

Harbor Funds	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity & Commodity Funds
Harbor Capital Appreciation Fund	2%	3%	3%	4%	5%	6%	7%	7%	9%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	4	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	4	5	6	7	8	10	12	13	14
Harbor Mid Cap Value Fund	2	3	3	4	5	6	6	7	8	9
Harbor Small Cap Value Fund	1	1	1	2	2	2	3	3	3	3
Harbor Small Company Value Fund	1	1	1	2	2	2	3	3	3	3
Harbor International Fund	5	7	8	9	11	14	16	19	21	22
Harbor International Growth Fund	2	3	4	4	5	6	7	8	9	9
Harbor Global Value Fund	1	1	2	2	2	3	4	4	5	5
Harbor Global Growth Fund	1	1	2	2	2	3	4	4	5	5
Harbor Commodity Real Return Strategy Fund	0	1	3	3	5	5	4	4	3	3
Total Equity & Commodity Funds	20	28	36	42	51	62	71	80	89	93
Fixed Income Funds
Harbor High-Yield Bond Fund	10	10	12	13	12	11	9	7	4	3
Harbor Bond Fund	44	40	37	35	30	23	18	12	7	4
Harbor Real Return Fund	21	17	13	10	7	4	2	1	0	0
Total Fixed Income Funds	75	67	62	58	49	38	29	20	11	7
Short-Term Investments
Harbor Money Market Fund	5	5	2	0	0	0	0	0	0	0
Total Short-Term Investments	5	5	2	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Stocks recorded solid returns in most countries during the first half of fiscal 2011. Global equity markets reacted favorably to the encouraging signs of economic recovery in many parts of the world, which outweighed the political uncertainties in the Middle East and Northern Africa, the tragic earthquake and tsunami in Japan and lingering concerns about excessive levels of debt in certain countries.

Fixed income markets recorded modest returns as investors required higher yields (lowering fixed income prices, which move inversely with yields) as compensation for possible higher levels of inflation, while commodities moved sharply higher.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds posted returns ranging from 3.77% (Institutional Class) for the Harbor Target Retirement Income Fund, which has the largest allocation to fixed income investments, to 15.74% (Institutional Class) for the Harbor Target Retirement 2050 Fund, which has the largest portfolio weight in equities.

The Harbor International Fund, which has the largest equity allocation of any fund in each of the Target Retirement Funds, returned 15.70% (Institutional Class), exceeding the return of its benchmark, the MSCI EAFE Index, by 299 basis points, or 2.99 percentage points. The Harbor Bond Fund, the largest fixed income component in each the Harbor Target Retirement Funds, had a return of 0.61% (Institutional Class) and outperformed its Barclays Capital U.S. Aggregate Bond Index benchmark by 59 basis points.

	RETURNS FOR PERIODS ENDED APRIL 30, 2011
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	17.09%	18.39%	3.68%	4.11%	10.86%
S&P 500 Index (large cap stocks)	16.36	17.22	2.95	2.82	11.06
Russell Midcap® Index (mid cap stocks)	20.67	23.36	5.14	7.95	12.53
Russell 2000® Index (small cap stocks)	23.73	22.20	3.89	7.34	10.03
Russell 3000® Growth Index	17.77	21.62	5.05	2.38	9.69
Russell 3000® Value Index	17.53	15.17	1.47	4.63	11.71

International & Global
MSCI EAFE (ND) Index (foreign stocks)	12.71%	19.18%	1.54%	5.29%	9.47%
MSCI World (ND) Index (global stocks)	14.75	18.25	2.32	3.90	9.56
MSCI EM Index (emerging markets)	9.74	20.67	9.85	16.58	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	19.19%	30.41%	1.92%	7.06%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.11%	13.34%	9.21%	8.72%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	0.02	5.36	6.33	5.74	9.10%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.09	0.17	2.16	2.19	5.47

Domestic Equity Markets

U.S. stocks had a very strong first half of fiscal 2011. The Russell 3000® Index, a broad measure of the U.S. equities market, had a return of 17.65% for the six months ending April 30, highlighting the broad strength in the domestic equity markets. Small cap stocks recorded the best returns, followed by mid caps and large caps. Growth stocks outperformed value in small cap and mid cap, while large cap value stocks slightly outpaced large cap growth.

International Equity Markets and Strategic Markets

International and global stocks recorded solid returns for the first half of fiscal 2011. The MSCI EAFE (ND) Index of stocks in developed international markets returned 12.71%. (All international and global returns are in U.S. dollars.) For U.S.-based investors, a weakening U.S. dollar gave a strong boost to the returns of foreign equities and contributed over 5% to the total return for the index. The MSCI All Country World Index recorded a return of 14.06%.

4

Commodities moved sharply higher. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 19.19%.

Fixed Income Markets

Fixed income markets recorded modest returns amid concerns over the threat of longer-term inflation. The broad taxable investment-grade bond market was virtually unchanged, posting a return of 0.02%. The high-yield market returned 6.11%, reflecting a willingness by investors to assume added risk in return for incremental yield. Money market investments again produced only slightly positive returns as the Federal Reserve held short-term rates at near-zero levels.

New Harbor Funds

Harbor has added three new mutual funds to its lineup since the start of fiscal 2011.

•

The Harbor Flexible Capital Fund invests primarily in equities and other securities selected for long-term growth potential. The Fund may invest in securities of small, mid or large cap companies throughout the world. The Portfolio Manager is A. Douglas Rao, a Portfolio Manager and Senior Analyst at Marsico Capital Management, LLC. Marsico also manages the Harbor International Growth Fund and the Harbor Global Growth Fund.

•

The Harbor Convertible Securities Fund invests primarily in a portfolio of convertible bonds, with a focus on corporate issuers rated below investment grade. The Portfolio Manager is Raymond F. Condon, a Senior Vice President and Portfolio Manager at Shenkman Capital Management, Inc. Shenkman also manages the Harbor High-Yield Bond Fund.

•

The Harbor Emerging Markets Debt Fund invests primarily in fixed income securities that are tied economically to emerging markets countries. The Fund will invest in U.S. dollar and non-U.S. denominated fixed income securities. The Fund has a team of Portfolio Managers including Peter J. Wilby, Chief Investment Officer of Stone Harbor Investment Partners LP., along with Stone Harbor Portfolio Managers Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David A. Oliver, and Christopher M. Wilder.

The Harbor Flexible Capital Fund began operations March 1, 2011, while the Harbor Convertible Securities Fund and Harbor Emerging Markets Debt Fund were introduced effective May 1, 2011. As always, investors should read a fund’s prospectus carefully before investing.

Like any new Harbor fund, one or more of these new Harbor funds may be added to the portfolios of the Harbor Target Retirement Funds in the future.

Investing for the Long-Term

At the start of the fiscal second half, optimism about the economic recovery in the United States and around the world began to fade and equity markets gave up most of the gains of the 2011 calendar year. Indications of slower than expected growth and concern about Greece and other countries with excessive debt were factors in the declining equity markets. The declining equity markets also affected the prices of more equity-risk sensitive fixed income investments, such as high-yield.

Market swings are common. Even the most experienced investors cannot predict short-term market movements on a consistent basis. We encourage investors to take a long-term perspective when investing and to maintain a diversified asset allocation. A diversified portfolio of stocks, bonds, and cash, that reflects your tolerance for risk, should help you reach your financial goals over the longer term. Harbor Funds offers a number of equity, strategic markets, fixed income funds and the Harbor Target Retirement Funds to help investors develop an asset allocation plan to meet their investment objectives.

The Harbor Target Retirement Funds use a diversified portfolio approach to help investors reach their financial objectives. This approach is designed to maintain an appropriate balance of risk and potential return over the time horizon applicable to each fund, leading to retirement and beyond.

Thank you for your investment in Harbor Funds.

June 23, 2011

David G. Van Hooser

Chairman

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement Income Fund posted returns of 3.77% (Institutional Class) and 3.86% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Although equities represented only about 20% of the Harbor Target Retirement Income Fund’s portfolio, they contributed more than 80% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Three of the equity Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09% and the Harbor Small Cap Value Fund was up 23.73%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index. With a return of 0.08%, the Harbor Money Market Fund again was the weakest contributor, as the Federal Reserve kept yields of short-term investments at near-zero levels.

6

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

7

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$17,053

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	5.0%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	2.0%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Value Fund	1.1%

Harbor Global Growth Fund	1.0%

Harbor Small Cap Growth Fund	1.0%

Harbor Small Cap Value Fund	0.8%

Harbor Small Company Value Fund	0.8%

Fixed Income

Harbor Bond Fund	44.3%

Harbor Real Return Fund	20.4%

Harbor High-Yield Bond Fund	10.2%

Short-Term Investments

Harbor Money Market Fund	5.0%

8

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement Income Fund
Institutional Class	3.77%	9.78%	N/A	11.63%	01/02/2009	$64,588
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement Income Fund
Administrative Class	3.86%	9.88%	N/A	11.63%	01/02/2009	$12,918
Investor Class	3.86%	9.88%	N/A	11.63%	01/02/2009	$12,918
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Institutional Class), 0.78% (Administrative Class) and 0.90% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

9

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—20.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.9%
8,602	Harbor Capital Appreciation Fund	$344
22,615	Harbor Mid Cap Growth Fund	223
12,387	Harbor Small Cap Growth Fund	178
63,108	Harbor Large Cap Value Fund	518
25,891	Harbor Mid Cap Value Fund	335
6,077	Harbor Small Cap Value Fund	134
15,434	Harbor Small Company Value Fund	133

		1,865

HARBOR INTERNATIONAL EQUITY FUNDS—9.2%
12,556	Harbor International Fund	847
27,571	Harbor International Growth Fund	360
24,332	Harbor Global Value Fund	185
9,739	Harbor Global Growth Fund	183

		1,575

TOTAL HARBOR EQUITY FUNDS (Cost $2,842)		3,440

HARBOR FIXED INCOME FUNDS—74.9%

Shares		Value (000s)

154,885	Harbor High-Yield Bond Fund	$1,738
612,427	Harbor Bond Fund	7,558
322,406	Harbor Real Return Fund	3,492

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,546)		12,788

SHORT-TERM INVESTMENTS—5.0%
(Cost $851)
851,115	Harbor Money Market Fund	851

TOTAL INVESTMENTS—100.0% (Cost $16,239)		17,079

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,079

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2010 Fund posted returns of 5.41% (Institutional Class) and 5.51% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Although equities represented less than 30% of the Harbor Target 2010 Fund’s portfolio, they contributed more than 80% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index. With a return of 0.08%, the Harbor Money Market Fund again was the weakest contributor, as the Federal Reserve kept yields of short-term investments at near-zero levels.

11

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$1,996

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	6.6%

Harbor Large Cap Value Fund	4.0%

Harbor International Growth Fund	2.8%

Harbor Capital Appreciation Fund	2.7%

Harbor Mid Cap Value Fund	2.6%

Harbor Mid Cap Growth Fund	1.7%

Harbor Global Growth Fund	1.4%

Harbor Global Value Fund	1.4%

Harbor Small Cap Growth Fund	1.4%

Harbor Commodity Real Return Strategy Fund	1.2%

Harbor Small Cap Value Fund	1.0%

Harbor Small Company Value Fund	1.0%

Fixed Income

Harbor Bond Fund	40.2%

Harbor Real Return Fund	16.7%

Harbor High-Yield Bond Fund	10.4%

Short-Term Investments

Harbor Money Market Fund	4.9%

13

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2010 Fund
Institutional Class	5.41%	11.37%	N/A	14.04%	01/02/2009	$67,875
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2010 Fund
Administrative Class	5.51%	11.48%	N/A	14.05%	01/02/2009	$13,577
Investor Class	5.51%	11.48%	N/A	14.05%	01/02/2009	$13,577
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Institutional Class), 0.81% (Administrative Class) and 0.93% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

14

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—26.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—14.4%
1,353	Harbor Capital Appreciation Fund	$54
3,560	Harbor Mid Cap Growth Fund	35
1,958	Harbor Small Cap Growth Fund	28
9,791	Harbor Large Cap Value Fund	80
4,053	Harbor Mid Cap Value Fund	52
948	Harbor Small Cap Value Fund	21
2,409	Harbor Small Company Value Fund	21

		291

HARBOR INTERNATIONAL EQUITY FUNDS—12.2%
1,971	Harbor International Fund	133
4,306	Harbor International Growth Fund	56
3,779	Harbor Global Value Fund	29
1,515	Harbor Global Growth Fund	29

		247

TOTAL HARBOR EQUITY FUNDS (Cost $459)		538

HARBOR STRATEGIC MARKETS FUNDS—1.2%
(Cost $21)
2,803	Harbor Commodity Real Return Strategy Fund	25

HARBOR FIXED INCOME FUNDS—67.3%

Shares		Value (000s)

18,745	Harbor High-Yield Bond Fund	$210
65,948	Harbor Bond Fund	814
31,152	Harbor Real Return Fund	337

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,370)		1,361

SHORT-TERM INVESTMENTS—4.9%
(Cost $100)
99,578	Harbor Money Market Fund	100

TOTAL INVESTMENTS—100.0% (Cost $1,950)		2,024

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,024

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2015 Fund posted returns of 6.79% (Institutional Class, Administrative Class, and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Although equities represented 35.6% of the Harbor Target 2015 Fund’s portfolio, they contributed more than 80% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index. With a return of 0.08%, the Harbor Money Market Fund again was the weakest contributor, as the Federal Reserve kept yields of short-term investments at near-zero levels.

16

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10,809

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	8.0%

Harbor Large Cap Value Fund	5.0%

Harbor International Growth Fund	3.5%

Harbor Capital Appreciation Fund	3.3%

Harbor Mid Cap Value Fund	3.2%

Harbor Commodity Real Return Strategy Fund	2.6%

Harbor Mid Cap Growth Fund	2.1%

Harbor Global Growth Fund	1.8%

Harbor Global Value Fund	1.8%

Harbor Small Cap Growth Fund	1.7%

Harbor Small Cap Value Fund	1.3%

Harbor Small Company Value Fund	1.3%

Fixed Income

Harbor Bond Fund	37.7%

Harbor Real Return Fund	12.8%

Harbor High-Yield Bond Fund	11.9%

Short-Term Investments

Harbor Money Market Fund	2.0%

18

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2015 Fund
Institutional Class	6.79%	12.96%	N/A	15.76%	01/02/2009	$70,282
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2015 Fund
Administrative Class	6.79%	12.96%	N/A	15.76%	01/02/2009	$14,056
Investor Class	6.79%	12.96%	N/A	15.76%	01/02/2009	$14,056
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

19

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—33.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—17.9%
8,949	Harbor Capital Appreciation Fund	$358
23,530	Harbor Mid Cap Growth Fund	232
12,933	Harbor Small Cap Growth Fund	186
65,406	Harbor Large Cap Value Fund	537
26,951	Harbor Mid Cap Value Fund	349
6,340	Harbor Small Cap Value Fund	139
16,161	Harbor Small Company Value Fund	139

		1,940

HARBOR INTERNATIONAL EQUITY FUNDS—15.1%
12,995	Harbor International Fund	876
28,731	Harbor International Growth Fund	376
25,240	Harbor Global Value Fund	192
10,187	Harbor Global Growth Fund	192

		1,636

TOTAL HARBOR EQUITY FUNDS (Cost $3,061)		3,576

HARBOR STRATEGIC MARKETS FUNDS—2.6%
(Cost $237)
Shares		Value (000s)

31,802	Harbor Commodity Real Return Strategy Fund	$282

HARBOR FIXED INCOME FUNDS—62.4%
114,674	Harbor High-Yield Bond Fund	1,287
330,974	Harbor Bond Fund	4,084
128,474	Harbor Real Return Fund	1,391

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,837)		6,762

SHORT-TERM INVESTMENTS—2.0%
(Cost $217)
216,731	Harbor Money Market Fund	217

TOTAL INVESTMENTS—100.0% (Cost $10,352)		10,837

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,837

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2020 Fund posted returns of 7.90% (Institutional Class and Investor Class) and 7.81% (Administrative Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Although equities represented only about 40% of the Harbor Target 2020 Fund’s portfolio, they contributed about 90% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

21

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.66%[a]

Total Net Assets (000s)	$27,259

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.66%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.66%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	9.4%

Harbor Large Cap Value Fund	5.7%

Harbor International Growth Fund	4.0%

Harbor Capital Appreciation Fund	3.8%

Harbor Mid Cap Value Fund	3.7%

Harbor Commodity Real Return Strategy Fund	3.6%

Harbor Mid Cap Growth Fund	2.5%

Harbor Global Value Fund	2.1%

Harbor Global Growth Fund	2.0%

Harbor Small Cap Growth Fund	2.0%

Harbor Small Cap Value Fund	1.5%

Harbor Small Company Value Fund	1.5%

Fixed Income

Harbor Bond Fund	35.0%

Harbor High-Yield Bond Fund	13.0%

Harbor Real Return Fund	10.2%

23

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2020 Fund
Institutional Class	7.90%	14.10%	N/A	17.14%	01/02/2009	$72,243
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2020 Fund
Administrative Class	7.81%	14.00%	N/A	17.10%	01/02/2009	$14,437
Investor Class	7.90%	14.10%	N/A	17.15%	01/02/2009	$14,450
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

24

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—38.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.7%
26,195	Harbor Capital Appreciation Fund	$1,048
68,878	Harbor Mid Cap Growth Fund	681
37,776	Harbor Small Cap Growth Fund	543
190,619	Harbor Large Cap Value Fund	1,565
78,393	Harbor Mid Cap Value Fund	1,014
18,403	Harbor Small Cap Value Fund	405
46,797	Harbor Small Company Value Fund	404

		5,660

HARBOR INTERNATIONAL EQUITY FUNDS—17.5%
38,112	Harbor International Fund	2,569
83,836	Harbor International Growth Fund	1,096
73,474	Harbor Global Value Fund	558
29,650	Harbor Global Growth Fund	558

		4,781

TOTAL HARBOR EQUITY FUNDS (Cost $8,436)		10,441

HARBOR STRATEGIC MARKETS FUNDS—3.6%
(Cost $796)
Shares		Value (000s)

112,225	Harbor Commodity Real Return Strategy Fund	$994

HARBOR FIXED INCOME FUNDS—58.2%
315,456	Harbor High-Yield Bond Fund	3,539
772,841	Harbor Bond Fund	9,538
256,171	Harbor Real Return Fund	2,774

TOTAL HARBOR FIXED INCOME FUNDS (Cost $15,551)		15,851

TOTAL INVESTMENTS—100.0% (Cost $24,783)		27,286

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1

TOTAL NET ASSETS—100.0%		$27,287

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2025 Fund returned 9.51% (Institutional Class, Administrative Class, and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Although equities represented only about 50% of the Harbor Target 2025 Fund’s portfolio, they contributed more than 90% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

26

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

27

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$5,548

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	11.5%

Harbor Large Cap Value Fund	6.9%

Harbor International Growth Fund	4.9%

Harbor Capital Appreciation Fund	4.7%

Harbor Commodity Real Return Strategy Fund	4.6%

Harbor Mid Cap Value Fund	4.5%

Harbor Mid Cap Growth Fund	3.0%

Harbor Global Value Fund	2.5%

Harbor Global Growth Fund	2.4%

Harbor Small Cap Growth Fund	2.4%

Harbor Small Cap Value Fund	1.8%

Harbor Small Company Value Fund	1.8%

Fixed Income

Harbor Bond Fund	29.9%

Harbor High-Yield Bond Fund	12.3%

Harbor Real Return Fund	6.8%

28

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2025 Fund
Institutional Class	9.51%	15.41%	N/A	18.91%	01/02/2009	$74,799
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2025 Fund
Administrative Class	9.51%	15.41%	N/A	18.91%	01/02/2009	$14,960
Investor Class	9.51%	15.41%	N/A	18.91%	01/02/2009	$14,960
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

29

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—46.4%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—25.1%
6,503	Harbor Capital Appreciation Fund	$260
17,103	Harbor Mid Cap Growth Fund	169
9,389	Harbor Small Cap Growth Fund	135
47,062	Harbor Large Cap Value Fund	386
19,465	Harbor Mid Cap Value Fund	252
4,554	Harbor Small Cap Value Fund	100
11,564	Harbor Small Company Value Fund	100

		1,402

HARBOR INTERNATIONAL EQUITY FUNDS—21.3%
9,486	Harbor International Fund	640
20,711	Harbor International Growth Fund	271
18,177	Harbor Global Value Fund	138
7,296	Harbor Global Growth Fund	137

		1,186

TOTAL HARBOR EQUITY FUNDS (Cost $2,195)		2,588

HARBOR STRATEGIC MARKETS FUNDS—4.6%
(Cost $214)
Shares		Value (000s)

28,987	Harbor Commodity Real Return Strategy Fund	$257

HARBOR FIXED INCOME FUNDS—49.0%
61,187	Harbor High-Yield Bond Fund	687
135,238	Harbor Bond Fund	1,669
34,843	Harbor Real Return Fund	377

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,727)		2,733

TOTAL INVESTMENTS—100.0% (Cost $5,136)		5,578

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$5,578

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2030 Fund posted returns of 11.29% (Institutional Class) and 11.19% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Equities represented about 60% of the Harbor Target 2030 Fund’s portfolio and contributed more than 90% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

31

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential. Within the portfolio’s fixed income allocation, the Harbor High-Yield Bond Fund’s position was increased while the Harbor Bond Fund and Harbor Real Return Fund were trimmed. In our view, the current low-yield environment offers limited protection from eventual interest-rate increases, particularly for higher-quality bonds. Meanwhile, in our view, fundamentals for high-yield bond issuers remain strong and we believe these bonds are positioned to fare better in a rising-rate scenario.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$26,734

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	14.0%

Harbor Large Cap Value Fund	8.4%

Harbor International Growth Fund	5.9%

Harbor Capital Appreciation Fund	5.7%

Harbor Mid Cap Value Fund	5.5%

Harbor Commodity Real Return Strategy Fund	5.0%

Harbor Mid Cap Growth Fund	3.7%

Harbor Global Growth Fund	3.0%

Harbor Global Value Fund	3.0%

Harbor Small Cap Growth Fund	3.0%

Harbor Small Cap Value Fund	2.2%

Harbor Small Company Value Fund	2.2%

Fixed Income

Harbor Bond Fund	23.8%

Harbor High-Yield Bond Fund	10.8%

Harbor Real Return Fund	3.8%

33

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2030 Fund
Institutional Class	11.29%	16.97%	N/A	20.51%	01/02/2009	$77,171
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2030 Fund
Administrative Class	11.19%	16.87%	N/A	20.47%	01/02/2009	$15,421
Investor Class	11.19%	16.87%	N/A	20.47%	01/02/2009	$15,421
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

34

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—56.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—30.7%
37,977	Harbor Capital Appreciation Fund	$1,519
100,213	Harbor Mid Cap Growth Fund	990
54,995	Harbor Small Cap Growth Fund	791
275,358	Harbor Large Cap Value Fund	2,261
113,911	Harbor Mid Cap Value Fund	1,474
26,663	Harbor Small Cap Value Fund	587
67,472	Harbor Small Company Value Fund	582

		8,204

HARBOR INTERNATIONAL EQUITY FUNDS—25.9%
55,487	Harbor International Fund	3,741
121,302	Harbor International Growth Fund	1,585
106,694	Harbor Global Value Fund	811
42,685	Harbor Global Growth Fund	804

		6,941

TOTAL HARBOR EQUITY FUNDS (Cost $11,799)		15,145

HARBOR STRATEGIC MARKETS FUNDS—5.0%
(Cost $1,060)
Shares		Value (000s)

151,650	Harbor Commodity Real Return Strategy Fund	$1,344

HARBOR FIXED INCOME FUNDS—38.4%
258,087	Harbor High-Yield Bond Fund	2,896
516,387	Harbor Bond Fund	6,372
93,032	Harbor Real Return Fund	1,007

TOTAL HARBOR FIXED INCOME FUNDS (Cost $10,007)		10,275

TOTAL INVESTMENTS—100.0% (Cost $22,866)		26,764

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$26,764

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2035 Fund posted returns of 12.61% (Institutional Class) and 12.69% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Equities represented about 70% of the Harbor Target 2035 Fund’s portfolio and contributed more than 90% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest component of the overall portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

36

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

37

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2011 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$1,675

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	16.3%

Harbor Large Cap Value Fund	10.0%

Harbor International Growth Fund	6.9%

Harbor Capital Appreciation Fund	6.6%

Harbor Mid Cap Value Fund	6.4%

Harbor Commodity Real Return Strategy Fund	4.4%

Harbor Mid Cap Growth Fund	4.3%

Harbor Global Value Fund	3.6%

Harbor Global Growth Fund	3.5%

Harbor Small Cap Growth Fund	3.4%

Harbor Small Cap Value Fund	2.6%

Harbor Small Company Value Fund	2.6%

Fixed Income

Harbor Bond Fund	17.9%

Harbor High-Yield Bond Fund	9.6%

Harbor Real Return Fund	1.9%

38

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2035 Fund
Institutional Class	12.61%	17.82%	N/A	21.40%	01/02/2009	$78,494
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2035 Fund
Administrative Class	12.69%	17.82%	N/A	21.40%	01/02/2009	$15,699
Investor Class	12.69%	17.82%	N/A	21.40%	01/02/2009	$15,699
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

39

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—66.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—35.9%
2,832	Harbor Capital Appreciation Fund	$113
7,434	Harbor Mid Cap Growth Fund	73
4,086	Harbor Small Cap Growth Fund	59
20,670	Harbor Large Cap Value Fund	170
8,503	Harbor Mid Cap Value Fund	110
1,997	Harbor Small Cap Value Fund	44
5,079	Harbor Small Company Value Fund	44

		613

HARBOR INTERNATIONAL EQUITY FUNDS—30.3%
4,129	Harbor International Fund	278
9,039	Harbor International Growth Fund	118
7,977	Harbor Global Value Fund	61
3,200	Harbor Global Growth Fund	60

		517

TOTAL HARBOR EQUITY FUNDS (Cost $937)		1,130

HARBOR STRATEGIC MARKETS FUNDS—4.4%
(Cost $62)
Shares		Value (000s)

8,466	Harbor Commodity Real Return Strategy Fund	$75

HARBOR FIXED INCOME FUNDS—29.4%
14,578	Harbor High-Yield Bond Fund	164
24,771	Harbor Bond Fund	306
2,977	Harbor Real Return Fund	32

TOTAL HARBOR FIXED INCOME FUNDS (Cost $497)		502

TOTAL INVESTMENTS—100.0% (Cost $1,496)		1,707

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,707

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2040 Fund posted returns of 14.12% (Institutional Class) and 14.10% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Equities represented about 80% of the Harbor Target 2040 Fund’s portfolio and contributed about 95% of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest fixed income component of the portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

41

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$17,500

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	18.8%

Harbor Large Cap Value Fund	11.5%

Harbor International Growth Fund	8.0%

Harbor Capital Appreciation Fund	7.6%

Harbor Mid Cap Value Fund	7.4%

Harbor Mid Cap Growth Fund	5.0%

Harbor Global Growth Fund	4.1%

Harbor Global Value Fund	4.1%

Harbor Commodity Real Return Strategy Fund	4.0%

Harbor Small Cap Growth Fund	4.0%

Harbor Small Cap Value Fund	3.0%

Harbor Small Company Value Fund	2.9%

Fixed Income

Harbor Bond Fund	11.8%

Harbor High-Yield Bond Fund	7.3%

Harbor Real Return Fund	0.5%

43

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2040 Fund
Institutional Class	14.12%	18.79%	N/A	22.31%	01/02/2009	$79,870
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes
CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2040 Fund
Administrative Class	14.10%	18.88%	N/A	22.34%	01/02/2009	$15,983
Investor Class	14.10%	18.88%	N/A	22.34%	01/02/2009	$15,983
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

44

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—76.4%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—41.4%
33,502	Harbor Capital Appreciation Fund	$1,340
88,116	Harbor Mid Cap Growth Fund	871
48,252	Harbor Small Cap Growth Fund	694
244,745	Harbor Large Cap Value Fund	2,009
100,819	Harbor Mid Cap Value Fund	1,304
23,665	Harbor Small Cap Value Fund	521
59,734	Harbor Small Company Value Fund	516

		7,255

HARBOR INTERNATIONAL EQUITY FUNDS—35.0%
48,944	Harbor International Fund	3,300
107,368	Harbor International Growth Fund	1,403
94,557	Harbor Global Value Fund	719
37,818	Harbor Global Growth Fund	712

		6,134

TOTAL HARBOR EQUITY FUNDS (Cost $9,439)		13,389

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $545)
Shares		Value (000s)

79,215	Harbor Commodity Real Return Strategy Fund	$702

HARBOR FIXED INCOME FUNDS—19.6%
114,594	Harbor High-Yield Bond Fund	1,285
167,416	Harbor Bond Fund	2,066
8,286	Harbor Real Return Fund	90

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,356)		3,441

TOTAL INVESTMENTS—100.0% (Cost $13,340)		17,532

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,532

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2045 Fund returned 15.54% (Institutional Class, Administrative Class, and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Equities represented about 90% of the Harbor Target 2045 Fund’s portfolio and contributed almost all of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest fixed income component of the portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

46

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

47

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$1,116

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	21.2%

Harbor Large Cap Value Fund	12.9%

Harbor International Growth Fund	9.1%

Harbor Capital Appreciation Fund	8.6%

Harbor Mid Cap Value Fund	8.4%

Harbor Mid Cap Growth Fund	5.6%

Harbor Global Growth Fund	4.6%

Harbor Global Value Fund	4.6%

Harbor Small Cap Growth Fund	4.4%

Harbor Commodity Real Return Strategy Fund	3.4%

Harbor Small Cap Value Fund	3.3%

Harbor Small Company Value Fund	3.3%

Fixed Income

Harbor Bond Fund	6.4%

Harbor High-Yield Bond Fund	4.2%

48

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2045 Fund
Institutional Class	15.54%	19.65%	N/A	22.89%	01/02/2009	$80,759
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2045 Fund
Administrative Class	15.54%	19.65%	N/A	22.89%	01/02/2009	$16,152
Investor Class	15.54%	19.65%	N/A	22.89%	01/02/2009	$16,152
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

49

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—86.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—46.5%
2,471	Harbor Capital Appreciation Fund	$99
6,496	Harbor Mid Cap Growth Fund	64
3,568	Harbor Small Cap Growth Fund	51
18,041	Harbor Large Cap Value Fund	148
7,433	Harbor Mid Cap Value Fund	96
1,748	Harbor Small Cap Value Fund	38
4,450	Harbor Small Company Value Fund	38

		534

HARBOR INTERNATIONAL EQUITY FUNDS—39.5%
3,601	Harbor International Fund	243
7,924	Harbor International Growth Fund	104
6,963	Harbor Global Value Fund	53
2,807	Harbor Global Growth Fund	53

		453

TOTAL HARBOR EQUITY FUNDS (Cost $856)		987

HARBOR STRATEGIC MARKETS FUNDS—3.4%
(Cost $33)
Shares		Value (000s)

4,402	Harbor Commodity Real Return Strategy Fund	$39

HARBOR FIXED INCOME FUNDS—10.6%
4,319	Harbor High-Yield Bond Fund	49
5,893	Harbor Bond Fund	73

TOTAL HARBOR FIXED INCOME FUNDS (Cost $121)		122

TOTAL INVESTMENTS–100.0% (Cost $1,010)		1,148

CASH AND OTHER ASSETS, LESS LIABILITIES–0.0%		—	[a]

TOTAL NET ASSETS–100.0%		$1,148

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks registered solid gains for the first half of fiscal 2011, while bonds had mostly positive, albeit modest, returns. Commodity prices rose sharply. Signs of continued economic recovery supported a positive investment environment although a number of potentially negative factors remained unresolved.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.65%. Small cap stocks had the best returns, followed by mid caps and then large caps, as all of the major capitalization ranges registered double-digit gains. U.S. growth and value stocks both posted double-digit returns.

International equities also advanced. All sectors of the MSCI EAFE (ND) Index posted positive returns, led by Energy and Materials. The index, a measure of stocks in developed overseas markets, returned 12.71%, while the MSCI Emerging Markets (ND) Index gained 9.74%. For U.S.-based investors, returns of foreign equities benefited from the weakness of the U.S. dollar.

Commodities returned 19.19%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Continued demand from emerging markets, concerns about oil-supply disruptions, and U.S. dollar weakness all contributed to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was essentially flat, posting a return of 0.02%. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s accommodative monetary policy. Non-investment-grade bonds continued to find favor with investors seeking incremental yield. The high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index, was the best-performing fixed income category with return of 6.11%.

PERFORMANCE

The Harbor Target Retirement 2050 Fund posted returns of 15.74% (Institutional Class) and 15.83% (Administrative Class and Investor Class) for the six months ended April 30, 2011. All of the Fund’s underlying Harbor funds had positive returns.

Equities represented over 90% of the Harbor Target 2050 Fund’s portfolio and contributed almost all of its returns for the fiscal half-year. Every stock fund within the portfolio had double-digit gains, while fixed income investments posted modest returns.

The largest equity component of the portfolio, the Harbor International Fund, returned 15.70% and outpaced its benchmark, the MSCI EAFE Index, which had a gain of 12.71%. Four of the Funds in the portfolio had returns of more than 20%, led by the Harbor Mid Cap Growth Fund, which was up 26.34% versus the 22.62% return of its benchmark, the Russell Midcap® Growth Index. The Harbor Small Cap Growth Fund returned 25.09%, the Harbor Small Cap Value Fund was up 23.73%, and the Harbor Commodity Real Return Fund was up 21.75%. The Harbor International Growth Fund, with a gain of 11.12%, had the lowest six-month return among the equity funds in the portfolio.

Within the fixed income area of the portfolio, the best performer was the Harbor High-Yield Bond Fund, up 4.75%. The Harbor Bond Fund, the largest fixed income component of the portfolio, returned less than 1% but outperformed its benchmark. The Bond Fund posted a gain of 0.61% compared with the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index.

51

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

In April 2011 we made several adjustments to portfolio positioning. We increased the portfolio’s exposure to international stocks by reducing allocations to the Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund and initiating positions in the Harbor Global Growth Fund and Harbor Global Value Fund. Given the attractive opportunities available to investors outside of the U.S., we believe that increasing the international weighting increases the fund’s risk-adjusted return potential.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

52

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$17,642

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	22.3%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	9.4%

Harbor Capital Appreciation Fund	9.0%

Harbor Mid Cap Value Fund	8.7%

Harbor Mid Cap Growth Fund	5.9%

Harbor Global Growth Fund	4.8%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%

Harbor Small Cap Value Fund	3.5%

Harbor Small Company Value Fund	3.5%

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	4.1%

Harbor High-Yield Bond Fund	2.8%

53

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2050 Fund
Institutional Class	15.74%	19.78%	N/A	22.94%	01/02/2009	$80,840
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$82,198
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$77,770
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$57,388

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2011

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2011
Harbor Target Retirement 2050 Fund
Administrative Class	15.83%	19.87%	N/A	22.98%	01/02/2009	$16,180
Investor Class	15.83%	19.87%	N/A	22.98%	01/02/2009	$16,180
Comparative Indices
Russell 3000®	17.65%	18.35%	N/A	23.83%	—	$16,440
MSCI EAFE (ND)	12.71%	19.18%	N/A	20.91%	—	$15,554
Barclays Capital U.S. Aggregate Bond	0.02%	5.36%	N/A	6.10%	—	$11,478

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

54

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2011 (Unaudited)

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—48.8%
39,853	Harbor Capital Appreciation Fund	$1,594
105,088	Harbor Mid Cap Growth Fund	1,038
57,530	Harbor Small Cap Growth Fund	827
290,240	Harbor Large Cap Value Fund	2,383
119,591	Harbor Mid Cap Value Fund	1,548
28,063	Harbor Small Cap Value Fund	617
71,358	Harbor Small Company Value Fund	616

		8,623

HARBOR INTERNATIONAL EQUITY FUNDS—41.3%
58,359	Harbor International Fund	3,935
127,644	Harbor International Growth Fund	1,668
112,159	Harbor Global Value Fund	853
45,125	Harbor Global Growth Fund	850

		7,306

TOTAL HARBOR EQUITY FUNDS (Cost $10,762)		15,929

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $407)
Shares		Value (000s)

59,735	Harbor Commodity Real Return Strategy Fund	$529

HARBOR FIXED INCOME FUNDS—6.9%
43,345	Harbor High-Yield Bond Fund	486
59,168	Harbor Bond Fund	730

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,174)		1,216

TOTAL INVESTMENTS–100.0% (Cost $12,343)		17,674

CASH AND OTHER ASSETS, LESS LIABILITIES–0.0%		—	[a]

TOTAL NET ASSETS–100.0%		$17,674

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2011 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2010 or April 30, 2011.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2011 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$16,239	$1,950	$10,352	$24,783	$5,136	$22,866	$1,496	$13,340	$1,010	$12,343
Investments in affiliated funds, at value	$17,079	$2,024	$10,837	$27,287	$5,578	$26,764	$1,707	$17,532	$1,148	$17,674
Receivables for:
Investments in affiliated funds sold	—	—	284	—	—	20	—	20	—	—
Capital shares sold	50	1	16	22	26	22	6	19	6	17
Total Assets	17,129	2,025	11,137	27,309	5,604	26,806	1,713	17,571	1,154	17,691
LIABILITIES
Payables for:
Investments in affiliated funds purchased	50	1	—	22	26	—	6	—	6	15
Capital shares reacquired	—	—	300	—	—	42	—	39	—	2
Total Liabilities	50	1	300	22	26	42	6	39	6	17
NET ASSETS	$17,079	$2,024	$10,837	$27,287	$5,578	$26,764	$1,707	$17,532	$1,148	$17,674
Net Assets Consist of:
Paid-in capital	$15,398	$1,882	$10,001	$22,883	$4,919	$20,424	$1,379	$11,153	$898	$10,771
Undistributed/(accumulated) net investment income/(loss)	84	16	68	197	29	161	6	54	1	21
Accumulated net realized gain/(loss)	757	52	283	1,703	188	2,281	111	2,133	111	1,551
Unrealized appreciation/(depreciation) of investments	840	74	485	2,504	442	3,898	211	4,192	138	5,331
	$17,079	$2,024	$10,837	$27,287	$5,578	$26,764	$1,707	$17,532	$1,148	$17,674
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$17,053	$1,996	$10,809	$27,259	$5,548	$26,734	$1,675	$17,500	$1,116	$17,642
Shares of beneficial interest[2]	1,645	178	907	2,381	416	2,332	117	1,444	77	1,318
Net asset value per share[1]	$10.36	$11.21	$11.92	$11.45	$13.33	$11.47	$14.26	$12.12	$14.56	$13.38
Administrative Class
Net assets	$13	$14	$14	$14	$15	$15	$16	$16	$16	$16
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.36	$11.21	$11.92	$11.44	$13.33	$11.46	$14.26	$12.13	$14.56	$13.39
Investor Class
Net assets	$13	$14	$14	$14	$15	$15	$16	$16	$16	$16
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.36	$11.21	$11.92	$11.45	$13.33	$11.46	$14.26	$12.13	$14.56	$13.39

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2011 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$255	$37	$185	$489	$90	$481	$23	$249	$13	$200
Total Investment Income	255	37	185	489	90	481	23	249	13	200
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Trustees’ fees and expenses	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	255	37	185	489	90	481	23	249	13	200
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	680	42	218	1,576	163	2,199	106	2,091	109	1,517
Distributions received from affiliated funds	485	60	270	629	96	443	18	161	6	97
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(804)	(26)	(5)	(715)	108	(318)	32	(291)	14	643
Net gain/(loss) on investment transactions	361	76	483	1,490	367	2,324	156	1,961	129	2,257
Net Increase/(Decrease) in Net Assets Resulting from Operations	$616	$113	$668	$1,979	$457	$2,805	$179	$2,210	$142	$2,457

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$255	$370	$37	$39	$185	$138	$489	$546
Net realized gain/(loss) on sale of affiliated funds	680	1,281	42	179	218	507	1,576	2,183
Net capital gain distributions received from affiliated funds	485	101	60	8	270	28	629	102
Net unrealized appreciation/(depreciation) on affiliated funds	(804)	23	(26)	(15)	(5)	92	(715)	154
Net increase/(decrease) in assets resulting from operations	616	1,775	113	211	668	765	1,979	2,985
Distributions to Shareholders
Net investment income:
Institutional Class	(265)	(448)	(47)	(39)	(204)	(142)	(628)	(615)
Administrative Class	—	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,636)	(772)	(222)	(47)	(695)	(225)	(2,629)	(1,241)
Administrative Class	(2)	(1)	(2)	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	(1)	—	(1)	(1)	(1)	(1)
Total distributions to shareholders	(1,904)	(1,222)	(272)	(87)	(901)	(369)	(3,259)	(1,858)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,246	(840)	493	141	4,399	1,486	4,612	3,505
Net increase/(decrease) in net assets	958	(287)	334	265	4,166	1,882	3,332	4,632
Net Assets
Beginning of period	16,121	16,408	1,690	1,425	6,671	4,789	23,955	19,323
End of period*	$17,079	$16,121	$2,024	$1,690	$10,837	$6,671	$27,287	$23,955
* Includes undistributed/(accumulated) net investment income/(loss) of :	$84	$18	$16	$20	$68	$67	$197	$259

The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$90	$61	$481	$621	$23	$17	$249	$274	$13	$9	$200	$209
163	162	2,199	3,487	106	50	2,091	1,465	109	53	1,517	1,604
96	9	443	91	18	1	161	26	6	—	97	11
108	154	(318)	(431)	32	76	(291)	679	14	42	643	531
457	386	2,805	3,768	179	144	2,210	2,444	142	104	2,457	2,355

(100)	(52)	(649)	(700)	(27)	(13)	(310)	(295)	(14)	(8)	(239)	(219)
—	(1)	(1)	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(227)	(28)	(3,793)	(2,073)	(60)	(5)	(1,567)	(1,872)	(54)	(5)	(1,657)	(746)
(1)	—	(2)	(1)	(1)	—	(1)	(2)	(1)	—	(2)	(1)
(1)	—	(2)	(1)	(1)	—	(1)	(2)	(1)	—	(1)	(1)
(329)	(81)	(4,447)	(2,775)	(89)	(18)	(1,879)	(2,171)	(70)	(13)	(1,899)	(967)
1,640	1,626	1,985	1,709	289	634	794	2,140	168	306	1,138	714
1,768	1,931	343	2,702	379	760	1,125	2,413	240	397	1,696	2,102

3,810	1,879	26,421	23,719	1,328	568	16,407	13,994	908	511	15,978	13,876
$5,578	$3,810	$26,764	$26,421	$1,707	$1,328	$17,532	$16,407	$1,148	$908	$17,674	$15,978
$29	$31	$161	$260	$6	$9	$54	$95	$1	$3	$21	$53

59

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,343	$2,140	$771	$1,412	$5,221	$3,500	$5,239	$5,130
Reinvested distributions	1,901	1,220	269	86	899	367	3,256	1,856
Cost of shares reacquired	(2,002)	(4,202)	(551)	(1,359)	(1,723)	(2,383)	(3,887)	(3,483)
Net increase/(decrease) in net assets	$2,242	$(842)	$489	$139	$4,397	$1,484	$4,608	$3,503
Administrative Class
Net proceeds from redemption fees	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	2	1	2	1	1	1	2	1
Net increase/(decrease) in net assets	$2	$1	$2	$1	$1	$1	$2	$1
Investor Class
Net proceeds from redemption fees	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	2	1	2	1	1	1	2	1
Net increase/(decrease) in net assets	$2	$1	$2	$1	$1	$1	$2	$1
SHARES
Institutional Class:
Shares sold	227	196	67	124	435	304	456	453
Shares issued due to reinvestment of distributions	192	116	25	8	80	33	305	169
Shares reacquired	(189)	(385)	(51)	(118)	(150)	(207)	(349)	(305)
Net increase/(decrease) in shares outstanding	230	(73)	41	14	365	130	412	317
Beginning of period	1,415	1,488	137	123	542	412	1,969	1,652
End of period	1,645	1,415	178	137	907	542	2,381	1,969
Administrative Class
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

60

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010	November 1, 2010 through April 30, 2011	November 1, 2009 through October 31, 2010
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,742	$1,941	$2,663	$6,375	$379	$651	$2,401	$2,039	$431	$451	$1,213	$2,991
327	80	4,442	2,772	87	18	1,876	2,167	68	12	1,896	965
(431)	(397)	(5,124)	(7,440)	(179)	(35)	(3,487)	(2,070)	(333)	(157)	(1,975)	(3,244)
$1,638	$1,624	$1,981	$1,707	$287	$634	$790	$2,136	$166	$306	$1,134	$712

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	2	1	1	—	2	2	1	—	2	1
$1	$1	$2	$1	$1	$—	$2	$2	$1	$—	$2	$1

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	2	1	1	—	2	2	1	—	2	1
$1	$1	$2	$1	$1	$—	$2	$2	$1	$—	$2	$1

135	158	232	554	28	52	207	182	32	35	94	243
26	7	421	249	6	1	170	200	5	1	157	81
(34)	(33)	(459)	(654)	(13)	(3)	(304)	(181)	(24)	(13)	(155)	(266)
127	132	194	149	21	50	73	201	13	23	96	58
289	157	2,138	1,989	96	46	1,371	1,170	64	41	1,222	1,164
416	289	2,332	2,138	117	96	1,444	1,371	77	64	1,318	1,222

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

61

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class				Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011	Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)				(Unaudited)					(Unaudited)
Net asset value beginning of period	$11.38	$11.01	$10.00		$11.37		$11.01	$10.00		$11.37		$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.41 [a]	0.26 [a]	0.14	[a]	0.40	[a]	0.26 [a]	0.14	[a]	0.41	[a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	(0.05)	0.96	1.00		(0.03)		0.95	1.00		(0.04)		0.95	1.00
Total from investment operations	0.36	1.22	1.14		0.37		1.21	1.14		0.37		1.21	1.14
Less Distributions
Dividends from net investment income	(0.43)	(0.31)	(0.13)		(0.43)		(0.31)	(0.13)		(0.43)		(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.95)	(0.54)	—		(0.95)		(0.54)	—		(0.95)		(0.54)	—
Total distributions	(1.38)	(0.85)	(0.13)		(1.38)		(0.85)	(0.13)		(1.38)		(0.85)	(0.13)
Net asset value end of period	10.36	11.38	11.01		10.36		11.37	11.01		10.36		11.37	11.01
Net assets end of period (000s)	$17,053	$16,097	$16,386		$13		$12	$11		$13		$12	$11
Ratios and Supplemental Data (%)
Total return	3.77%[b,d]	11.72%[b]	11.42%[b,d]		3.86%[b,d]		11.62%[b]	11.42%[b,d]		3.86%[b,d]		11.62%[b]	11.42%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.24	[c]	0.25	0.30	[c]	0.36	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	— [a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.22 [a,c]	2.30 [a]	1.99	[a,c]	3.17	[a,c]	2.29 [a]	1.66	[a,c]	3.18	[a,c]	2.29 [a]	1.66	[a,c]
Portfolio turnover[g]	23 [d]	37	77	[d]	23	[d]	37	77	[d]	23	[d]	37	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class				Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011	Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
		2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)				(Unaudited)					(Unaudited)
Net asset value beginning of period	$12.15	$11.41	$10.00		$12.14		$11.41	$10.00		$12.14		$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.39 [a]	0.29 [a]	0.11	[a]	0.40	[a]	0.27 [a]	0.14	[a]	0.40	[a]	0.27 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.18	1.11	1.30		0.18		1.12	1.27		0.18		1.12	1.27
Total from investment operations	0.57	1.40	1.41		0.58		1.39	1.41		0.58		1.39	1.41
Less Distributions
Dividends from net investment income	(0.49)	(0.30)	—		(0.49)		(0.30)	—		(0.49)		(0.30)	—
Distributions from net realized capital gains[1]	(1.02)	(0.36)	—		(1.02)		(0.36)	—		(1.02)		(0.36)	—
Total distributions	(1.51)	(0.66)	—		(1.51)		(0.66)	—		(1.51)		(0.66)	—
Net asset value end of period	11.21	12.15	11.41		11.21		12.14	11.41		11.21		12.14	11.41
Net assets end of period (000s)	$1,996	$1,664	$1,403		$14		$13	$11		$14		$13	$11
Ratios and Supplemental Data (%)
Total return	5.41%[b,d]	12.87%[b]	14.10%[b,d]		5.51%[b,d]		12.77%[b]	14.10%[b,d]		5.51%[b,d]		12.77%[b]	14.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—		0.25	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	— [a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.46 [a,c]	2.24 [a]	2.06	[a,c]	3.40	[a,c]	2.32 [a]	1.66	[a,c]	3.42	[a,c]	2.33 [a]	1.66	[a,c]
Portfolio turnover[g]	41 [d]	108	49	[d]	41	[d]	108	49	[d]	41	[d]	108	49	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$12.26		$11.56	$10.00		$12.26		$11.56	$10.00		$12.26		$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.39	[a]	0.28 [a]	0.12	[a]	0.42	[a]	0.30 [a]	0.15	[a]	0.42	[a]	0.30 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.37		1.24	1.44		0.34		1.22	1.41		0.34		1.22	1.41
Total from investment operations	0.76		1.52	1.56		0.76		1.52	1.56		0.76		1.52	1.56
Less Distributions
Dividends from net investment income	(0.47)		(0.32)	—		(0.47)		(0.32)	—		(0.47)		(0.32)	—
Distributions from net realized capital gains[1]	(0.63)		(0.50)	—		(0.63)		(0.50)	—		(0.63)		(0.50)	—
Total distributions	(1.10)		(0.82)	—		(1.10)		(0.82)	—		(1.10)		(0.82)	—
Net asset value end of period	11.92		12.26	11.56		11.92		12.26	11.56		11.92		12.26	11.56
Net assets end of period (000s)	$10,809		$6,645	$4,765		$14		$13	$12		$14		$13	$12
Ratios and Supplemental Data (%)
Total return	6.79	%[b],d	13.86%[b]	15.60%[b,d]		6.79	%[b],d	13.86%[b]	15.60%[b,d]		6.79	%[b],d	13.86%[b]	15.60%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.26	[c]	0.25	0.30	[c]	0.38	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.95	[a],c	2.47 [a]	2.06	[a,c]	3.68	[a],c	2.49 [a]	1.75	[a,c]	3.68	[a],c	2.49 [a]	1.75	[a,c]
Portfolio turnover[g]	30	[d]	74	63	[d]	30	[d]	74	63	[d]	30	[d]	74	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$12.15		$11.68	$10.00		$12.15		$11.68	$10.00		$12.15		$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.41	[a]	0.31 [a]	0.15	[a]	0.40	[a]	0.31 [a]	0.15	[a]	0.41	[a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.44		1.28	1.53		0.44		1.28	1.53		0.44		1.28	1.53
Total from investment operations	0.85		1.59	1.68		0.84		1.59	1.68		0.85		1.59	1.68
Less Distributions
Dividends from net investment income	(0.50)		(0.37)	—		(0.50)		(0.37)	—		(0.50)		(0.37)	—
Distributions from net realized capital gains[1]	(1.05)		(0.75)	—		(1.05)		(0.75)	—		(1.05)		(0.75)	—
Total distributions	(1.55)		(1.12)	—		(1.55)		(1.12)	—		(1.55)		(1.12)	—
Net asset value end of period	11.45		12.15	11.68		11.44		12.15	11.68		11.45		12.15	11.68
Net assets end of period (000s)	$27,259		$23,929	$19,299		$14		$13	$12		$14		$13	$12
Ratios and Supplemental Data (%)
Total return	7.90	%[b],d	14.64%[b]	16.80%[b,d]		7.81	%[b],d	14.65%[b]	16.80%[b,d]		7.90	%[b],d	14.65%[b]	16.80%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.25	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.83	[a],c	2.53 [a]	2.17	[a,c]	3.78	[a],c	2.58 [a]	1.77	[a,c]	3.78	[a,c]	2.58 [a]	1.77	[a,c]
Portfolio turnover[g]	24	[d]	44	56	[d]	24	[d]	44	56	[d]	24	[d]	44	56	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$13.10		$11.81	$10.00		$13.10		$11.81	$10.00		$13.10		$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.41	[a]	0.32 [a]	0.10	[a]	0.41	[a]	0.32 [a]	0.15	[a]	0.41	[a]	0.32 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.76		1.48	1.71		0.76		1.48	1.66		0.76		1.48	1.66
Total from investment operations	1.17		1.80	1.81		1.17		1.80	1.81		1.17		1.80	1.81
Less Distributions
Dividends from net investment income	(0.47)		(0.33)	—		(0.47)		(0.33)	—		(0.47)		(0.33)	—
Distributions from net realized capital gains[1]	(0.47)		(0.18)	—		(0.47)		(0.18)	—		(0.47)		(0.18)	—
Total distributions	(0.94)		(0.51)	—		(0.94)		(0.51)	—		(0.94)		(0.51)	—
Net asset value end of period	13.33		13.10	11.81		13.33		13.10	11.81		13.33		13.10	11.81
Net assets end of period (000s)	$5,548		$3,782	$1,855		$15		$14	$12		$15		$14	$12
Ratios and Supplemental Data (%)
Total return	9.51	%[b],d	15.67%[b]	18.10%[b,d]		9.51	%[b],d	15.67%[b]	18.10%[b,d]		9.51	%[b],d	15.67%[b]	18.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.26	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.73	[a],c	2.32 [a]	2.06	[a,c]	3.66	[a],c	2.58 [a]	1.66	[a,c]	3.66	[a],c	2.58 [a]	1.66	[a,c]
Portfolio turnover[g]	19	[d]	35	29	[d]	19	[d]	35	29	[d]	19	[d]	35	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$12.34		$11.92	$10.00		$12.34		$11.91	$10.00		$12.34		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.35	[a]	0.30 [a]	0.14	[a]	0.34	[a]	0.30 [a]	0.13	[a]	0.34	[a]	0.30 [a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	0.86		1.50	1.78		0.86		1.51	1.78		0.86		1.51	1.78
Total from investment operations	1.21		1.80	1.92		1.20		1.81	1.91		1.20		1.81	1.91
Less Distributions
Dividends from net investment income	(0.44)		(0.35)	—		(0.44)		(0.35)	—		(0.44)		(0.35)	—
Distributions from net realized capital gains[1]	(1.64)		(1.03)	—		(1.64)		(1.03)	—		(1.64)		(1.03)	—
Total distributions	(2.08)		(1.38)	—		(2.08)		(1.38)	—		(2.08)		(1.38)	—
Net asset value end of period	11.47		12.34	11.92		11.46		12.34	11.91		11.46		12.34	11.91
Net assets end of period (000s)	$26,734		$26,393	$23,695		$15		$14	$12		$15		$14	$12
Ratios and Supplemental Data (%)
Total return	11.29	%[b],d	16.35%[b]	19.20%[b,d]		11.19	%[b],d	16.45%[b]	19.10%[b,d]		11.19	%[b],d	16.45%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.25	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.67	[a],c	2.37 [a]	1.92	[a,c]	3.55	[a],c	2.40 [a]	1.51	[a,c]	3.55	[a],c	2.40 [a]	1.51	[a,c]
Portfolio turnover[g]	20	[d]	44	66	[d]	20	[d]	44	66	[d]	20	[d]	44	66	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$13.55		$11.94	$10.00		$13.54		$11.93	$10.00		$13.54		$11.93	$10.00
Income from Investment Operations
Net investment income/(loss)	0.35	[a]	0.26 [a]	0.08	[a]	0.33	[a]	0.27 [a]	0.11	[a]	0.34	[a]	0.27 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	1.28		1.71	1.86		1.31		1.70	1.82		1.30		1.70	1.82
Total from investment operations	1.63		1.97	1.94		1.64		1.97	1.93		1.64		1.97	1.93
Less Distributions
Dividends from net investment income	(0.41)		(0.27)	—		(0.41)		(0.27)	—		(0.41)		(0.27)	—
Distributions from net realized capital gains[1]	(0.51)		(0.09)	—		(0.51)		(0.09)	—		(0.51)		(0.09)	—
Total distributions	(0.92)		(0.36)	—		(0.92)		(0.36)	—		(0.92)		(0.36)	—
Net asset value end of period	14.26		13.55	11.94		14.26		13.54	11.93		14.26		13.54	11.93
Net assets end of period (000s)	$1,675		$1,301	$544		$16		$14	$12		$16		$14	$12
Ratios and Supplemental Data (%)
Total return	12.61%[b,d]		16.76%[b]	19.40%[b,d]		12.69%[b,d]		16.77%[b]	19.30%[b,d]		12.69%[b,d]		16.77%[b]	19.30%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.25	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	3.16	[a,c]	1.82 [a]	1.47	[a,c]	3.12	[a,c]	2.11 [a]	1.24	[a,c]	3.12	[a,c]	2.11 [a]	1.24	[a,c]
Portfolio turnover[g]	24	[d]	20	17	[d]	24	[d]	20	17	[d]	24	[d]	20	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$11.95		$11.94	$10.00		$11.96		$11.95	$10.00		$11.96		$11.95	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25	[a]	0.22 [a]	0.08	[a]	0.24	[a]	0.22 [a]	0.08	[a]	0.24	[a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.30		1.64	1.86		1.31		1.64	1.87		1.31		1.64	1.87
Total from investment operations	1.55		1.86	1.94		1.55		1.86	1.95		1.55		1.86	1.95
Less Distributions
Dividends from net investment income	(0.30)		(0.25)	—		(0.30)		(0.25)	—		(0.30)		(0.25)	—
Distributions from net realized capital gains[1]	(1.08)		(1.60)	—		(1.08)		(1.60)	—		(1.08)		(1.60)	—
Total distributions	(1.38)		(1.85)	—		(1.38)		(1.85)	—		(1.38)		(1.85)	—
Net asset value end of period	12.12		11.95	11.94		12.13		11.96	11.95		12.13		11.96	11.95
Net assets end of period (000s)	$17,500		$16,379	$13,970		$16		$14	$12		$16		$14	$12
Ratios and Supplemental Data (%)
Total return	14.12%[b,d]		17.23%[b]	19.40%[b,d]		14.10%[b,d]		17.22%[b]	19.50%[b,d]		14.10%[b,d]		17.22%[b]	19.50%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.24	[c]	0.25	0.30	[c]	0.37	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]	—	[a,c]	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	2.97	[a,c]	1.81 [a]	1.06	[a,c]	2.96	[a,c]	1.82 [a]	0.91	[a,c]	2.96	[a,c]	1.82 [a]	0.91	[a,c]
Portfolio turnover[g]	27	[d]	28	70	[d]	27	[d]	28	70	[d]	27	[d]	28	70	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$13.67		$11.91	$10.00		$13.67		$11.91	$10.00		$13.67		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26	[a]	0.18 [a]	0.04	[a]	0.21	[a]	0.19 [a]	0.05	[a]	0.23	[a]	0.19 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.75		1.86	1.87		1.80		1.85	1.86		1.78		1.85	1.86
Total from investment operations	2.01		2.04	1.91		2.01		2.04	1.91		2.01		2.04	1.91
Less Distributions
Dividends from net investment income	(0.29)		(0.18)	—		(0.29)		(0.18)	—		(0.29)		(0.18)	—
Distributions from net realized capital gains[1]	(0.83)		(0.10)	—		(0.83)		(0.10)	—		(0.83)		(0.10)	—
Total distributions	(1.12)		(0.28)	—		(1.12)		(0.28)	—		(1.12)		(0.28)	—
Net asset value end of period	14.56		13.67	11.91		14.56		13.67	11.91		14.56		13.67	11.91
Net assets end of period (000s)	$1,116		$880	$487		$16		$14	$12		$16		$14	$12
Ratios and Supplemental Data (%)
Total return	15.54	%[b],d	17.38%[b]	19.10%[b,d]		15.54	%[b],d	17.37%[b]	19.10%[b,d]		15.54	%[b],d	17.37%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.26	[c]	0.25	0.30	[c]	0.38	[c]	0.36	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	2.57	[a],c	1.27 [a]	0.68	[a,c]	2.15	[a],c	1.43 [a]	0.55	[a,c]	2.41	[a],c	1.43 [a]	0.55	[a,c]
Portfolio turnover[g]	46	[d]	32	15	[d]	46	[d]	32	15	[d]	46	[d]	32	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class					Administrative Class					Investor Class
	6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31			6-Month Period Ended April 30, 2011		Year Ended October 31
			2010	2009[e]				2010	2009[e]				2010	2009[e]
	(Unaudited)					(Unaudited)					(Unaudited)
Net asset value beginning of period	$13.06		$11.91	$10.00		$13.06		$11.91	$10.00		$13.06		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.21	[a]	0.18 [a]	0.05	[a]	0.20	[a]	0.18 [a]	0.05	[a]	0.20	[a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.68		1.80	1.86		1.70		1.80	1.86		1.70		1.80	1.86
Total from investment operations	1.89		1.98	1.91		1.90		1.98	1.91		1.90		1.98	1.91
Less Distributions
Dividends from net investment income	(0.24)		(0.19)	—		(0.24)		(0.19)	—		(0.24)		(0.19)	—
Distributions from net realized capital gains[1]	(1.33)		(0.64)	—		(1.33)		(0.64)	—		(1.33)		(0.64)	—
Total distributions	(1.57)		(0.83)	—		(1.57)		(0.83)	—		(1.57)		(0.83)	—
Net asset value end of period	13.38		13.06	11.91		13.39		13.06	11.91		13.39		13.06	11.91
Net assets end of period (000s)	$17,642		$15,950	$13,852		$16		$14	$12		$16		$14	$12
Ratios and Supplemental Data (%)
Total return	15.74	%[b],d	17.29%[b]	19.10%[b,d]		15.83	%[b],d	17.29%[b]	19.10%[b,d]		15.83	%[b],d	17.29%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—		0.26	[c]	0.25	0.30	[c]	0.38	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	[a],c	— [a]	—	[a],c	—	[a],c	— [a]	—	[a,c]	—	[a],c	— [a]	—	[a,c]
Ratio of net investment income to average net assets[f]	2.42	[a],c	1.38 [a]	0.68	[a,c]	2.38	[a],c	1.38 [a]	0.56	[a,c]	2.38	[a],c	1.38 [a]	0.56	[a,c]
Portfolio turnover[g]	18	[d]	28	32	[d]	18	[d]	28	32	[d]	18	[d]	28	32	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratio of expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2011 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund; (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by these investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax year ended October 31, 2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

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Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2011, each Fund held less than 10% of the outstanding shares of any Underlying Fund and the Funds, in aggregate, held less than 20% of the total outstanding shares of any Underlying Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the six-month period ended April 30, 2011 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$4,832	$3,750
Harbor Target Retirement 2010 Fund	1,199	880
Harbor Target Retirement 2015 Fund	6,793	2,839
Harbor Target Retirement 2020 Fund	8,532	6,060
Harbor Target Retirement 2025 Fund	2,425	927
Harbor Target Retirement 2030 Fund	5,260	6,799
Harbor Target Retirement 2035 Fund	592	350
Harbor Target Retirement 2040 Fund	4,476	5,152
Harbor Target Retirement 2045 Fund	569	452
Harbor Target Retirement 2050 Fund	2,969	3,434

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the six-month period ended April 30, 2011. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding the compensation of the Independent Trustees and certain other expenses such as extraordinary items and, for the Administrative and Investor Classes, 12b-1 fees and, for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

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Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the six-month period ended April 30, 2011. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-month period ended April 30, 2011. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2011, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	6,234	1,247	1,247	8,728	0.0%
Harbor Target Retirement 2010 Fund	6,055	1,211	1,211	8.477	0.0%
Harbor Target Retirement 2015 Fund	5,897	1,179	1,179	8,255	0.0%
Harbor Target Retirement 2020 Fund	6,309	1,262	1,262	8,833	0.0%
Harbor Target Retirement 2025 Fund	5,612	1,122	1,122	7,856	0.0%
Harbor Target Retirement 2030 Fund	23,442	1,346	1,346	26,134	0.0%
Harbor Target Retirement 2035 Fund	5,821	1,101	1,101	8,023	0.1%
Harbor Target Retirement 2040 Fund	6,589	1,318	1,318	9,225	0.0%
Harbor Target Retirement 2045 Fund	18,739	1,109	1,109	20,957	0.3%
Harbor Target Retirement 2050 Fund	7,127	1,208	1,208	9,543	0.0%

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2011.

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Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2011 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$16,239	$840	$—	$840
Harbor Target Retirement 2010 Fund	1,950	91	(17)	74
Harbor Target Retirement 2015 Fund	10,352	598	(113)	485
Harbor Target Retirement 2020 Fund	24,783	2,562	(58)	2,504
Harbor Target Retirement 2025 Fund	5,136	470	(28)	442
Harbor Target Retirement 2030 Fund	22,866	3,898	—	3,898
Harbor Target Retirement 2035 Fund	1,496	214	(3)	211
Harbor Target Retirement 2040 Fund	13,340	4,192	—	4,192
Harbor Target Retirement 2045 Fund	1,010	138	—	138
Harbor Target Retirement 2050 Fund	12,343	5,331	—	5,331

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

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Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,037.70
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,038.60
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,038.60
Hypothetical (5% return)		0.00		1,000	1,024.79

72

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,054.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,055.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,055.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,067.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,067.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,067.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,079.00
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,078.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,079.00
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,095.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,095.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,095.10
Hypothetical (5% return)		0.00		1,000	1,024.79

73

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,112.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,111.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,111.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,126.10
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,126.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,126.90
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,141.20
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,141.00
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,141.00
Hypothetical (5% return)		0.00		1,000	1,024.79
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,155.40
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,155.40
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,155.40
Hypothetical (5% return)		0.00		1,000	1,024.79

74

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2010)	Ending Account Value (April 30, 2011)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,157.40
Hypothetical (5% return)		0.00		1,000	1,024.79
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,158.30
Hypothetical (5% return)		0.00		1,000	1,024.79
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,158.30
Hypothetical (5% return)		0.00		1,000	1,024.79
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**Transfer	agent fees and 12b-1 fees have been waived for the reporting period.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HARBOR TARGET RETIREMENT FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ (the “Trust”) Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 6, 7 and 8, 2011 (the “Meeting”), the Trustees considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), on behalf of the ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Trust.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees are charged by the Adviser for investment advisory services, the fact that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds;

•	the fees and expense ratios of the Target Retirement Funds relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the current Lead Independent Trustee concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 12 peer complexes’ target date funds as peers for the Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 12 peer complexes are: T. Rowe Price Retirement Funds, Schwab Target Funds, Legg Mason Target Retirement Funds, Franklin Templeton Retirement Target Funds, Russell Retirement Strategy Funds, Hartford Target Retirement Funds, Oppenheimer Transition Funds, RiverSource Retirement Plus Funds, MFS Lifetime Funds, Principal LifeTime Funds, Fidelity Advisor Freedom Funds and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 12 selected peers as the performance group and all target date funds as the performance universe.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by its former corporate parent and other clients for more than 15 years prior to the 2009 launch of the Target Retirement Funds. The Trustees noted that the Target Retirement Funds totaled $119 million in assets, out of a firm-wide total of approximately $57.5 billion in assets under management as of December 31, 2010.

The Trustees discussed the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees discussed how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and the extent to which the Adviser was waiving fees and/or reimbursing each of the Target Retirement Fund’s expenses and acknowledged that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and class-by-class expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the three-month, six-month and since inception periods ended December 31, 2010 but that the Fund had outperformed its one-year universe median as of December 31, 2010. The Trustees also considered the Lipper

78

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the three-month, six-month and one-year periods ended December 31, 2010 but that the Fund had outperformed its since inception universe medians as of December 31, 2010. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the three- and six-month periods ended December 31, 2010 but that the Fund had outperformed its one-year and since inception universe medians as of December 31, 2010. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the three-month, six-month and since inception periods ended December 31, 2010 but that the Fund had underperformed its universe median for the one-year period ended December 31, 2010. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for each of the three-month, six-month, one-year and since inception periods ended December 31, 2010 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratio of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2011)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Add name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
		INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-present).	30	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	30	None

John P. Gould (72) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	30	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (64) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	30	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (70) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	30	None
		INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	30	None
		TRUSTEE EMERITUS**
Howard P. Colhoun (75) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	30	None

80

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer
(2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President lnternal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (36) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (52) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a one-year term expiring December 31, 2011. Mr. Colhoun formerly served as a Trustee for Harbor Funds since its inception in 1986.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

81

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

82

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

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Glossary—Continued

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

84

Glossary—Continued

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

85

Glossary—Continued

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

86

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2011/100	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.T.0411

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 27th day of June, 2011 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By: /s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David G. Van Hooser	Chairman, President, Trustee	June 27, 2011
David G. Van Hooser	and Chief Executive Officer

By: /s/ Anmarie S. Kolinski	Treasurer and Chief	June 27, 2011
Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).